UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009*

*	MFS Capital Appreciation Portfolio was reorganized into the MFS Massachusetts Investors Growth Stock Portfolio, as of December 4, 2009. MFS Mid Cap Value Portfolio was reorganized into the MFS Value Portfolio, as of December 4, 2009. MFS Strategic Value Portfolio was reorganized into the MFS Value Portfolio, as of June 26, 2009.

ITEM 1.	REPORTS TO STOCKHOLDERS.

A report for each of the MFS Capital Appreciation Portfolio, the MFS Strategic Value Portfolio and the MFS Mid Cap Value Portfolio is not included because the series did not have any shareholders at period end. Please see note above.

MFS INVESTMENT MANAGEMENT

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.4%
BHP Billiton PLC	2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	2.6%
Roche Holding AG	2.2%
Reckitt Benckiser Group PLC	2.0%
Housing Development Finance Corp. Ltd.	1.9%
Accenture Ltd., “A”	1.8%
Synthes, Inc.	1.8%
TOTAL S.A.	1.7%
INPEX Corp.	1.7%

Equity sectors
Financial Services	15.6%
Consumer Staples	14.3%
Health Care	12.5%
Technology	10.6%
Retailing	9.9%
Basic Materials	9.6%
Energy	8.1%
Utilities & Communications	5.9%
Leisure	4.5%
Special Products & Services	4.3%
Industrial Goods & Services	2.2%

Country weightings (w)
United Kingdom	15.7%
Switzerland	13.0%
Japan	12.1%
France	10.1%
Germany	9.7%
Hong Kong	3.2%
Brazil	3.0%
China	2.9%
India	2.8%
Other Countries	27.5%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

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MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS International Growth Portfolio (the “fund”) provided a total return of 38.06%, while Service Class shares of the fund provided a total return of 37.69%. These compare with a return of 39.21% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

A combination of stock selection and an underweighted position in the basic materials sector was the primary factor holding back relative performance. Not owning strong-performing iron ore miner Companhia Vale Do Rio Doce (Brazil), and the timing of our ownership in shares of mining company Rio Tinto (h) (U.K.) and pallets and container manufacturer Brambles (h) (Australia), had a negative impact on relative results. We have consistently been underweight mining companies, because many of these companies are average-growth, capital-intensive, commodotized businesses, and therefore do not meet our buy criteria.

The energy sector was another top relative detractor and here the principal factor was our currency exposure to Japanese Yen. In addition, our overweighted position in oil and gas exploration company INPEX (Japan) was a significant negative. Shares of INPEX fell as its profit declined after the recession sapped demand for crude oil and natural gas.

Elsewhere, holdings of banking firm Erste Group Bank (b)(h) (Austria), pharmaceutical company Hisamitsu Pharmaceutical (Japan), and mobile phone maker Nokia (Finland) dampened relative performance. Shares of Nokia underperformed the benchmark after the company announced its first net loss since it began reporting quarterly results in 1996. The company was hurt by weaker demand, particularly for its N97 smartphone, and by losses from a joint venture with Siemens. Additionally, credit-rating agency Fitch lowered the company’s credit rating and issued a bearish forecast for the overall industry. The timing of our ownership in shares of financial services firm Daiwa Securities (Japan) and wireless services provider China Unicom (Hong Kong) also detracted from relative results.

During the reporting period, the fund’s currency exposure overall detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the retailing sector was a positive factor for relative performance. Strong-performing export trading company Li & Fung (Hong Kong) and luxury goods maker LVMH Moet Hennessy Louis Vuitton (France) boosted relative results. The

3

MFS International Growth Portfolio

Management Review – continued

stock price of Li & Fung, a major supplier of toys and clothing products to large discount retailers such as Wal-Mart and Target, climbed as the company benefited from significant market share gains at mid-tier and discount retailers. Management also accelerated efforts to add customers, buy smaller rivals and sign outsourcing deals amid the global recession. Shares of LVMH performed well during the period. While sales of more discretionary items like champagne, jewelry and watches suffered, sales of Louis Vuitton products increased significantly, highlighting the resilience of its brand.

A combination of stock selection and an underweighted position in the utilities and communications sector contributed to relative results. However, no individual stocks within this sector were among the fund’s top contributors.

Stock selection in the special products and services and consumer staples sectors also bolstered relative returns. In the special products and services sector, the timing of our ownership in shares of technology consulting firm Infosys Technologies (India) aided results. In the consumer staples sector, beverage company Companhia de Bebidas das Americas (Brazil) and personal hygiene products maker Hengan International Group (h) (Hong Kong) were among the top contributors.

Stocks in other sectors that aided relative returns included energy-related contractor Saipem (Italy), marketing firm WPP Group (b) (U.K.), and housing financier Housing Development Finance Group (India). Not owning poor-performing automobile manufacturer Volkswagen (Germany) and video game console maker Nintendo (Japan) also helped relative results.

Respectfully,

David Antonelli

Portfolio Manager

Note to Contract Owners: Effective January 12, 2010, David Antonelli became the portfolio manager of the fund. Previously, the fund was managed by Barry Dargan.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/03/96	38.06%	7.00%	4.69%	N/A
Service Class	8/24/01	37.69%	6.74%	N/A	8.14%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		39.21%	6.01%	0.37%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.18%	$1,000.00	$1,247.94	$6.69
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
Service Class	Actual	1.43%	$1,000.00	$1,245.87	$8.09
	Hypothetical (h)	1.43%	$1,000.00	$1,018.00	$7.27

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.5%
Alcoholic Beverages – 2.5%
Companhia de Bebidas das Americas, ADR	29,630	$2,995,297
Pernod Ricard S.A.	24,784	2,128,548

		$5,123,845

Apparel Manufacturers – 5.6%
Compagnie Financiere Richemont S.A.	58,009	$1,941,044
Li & Fung Ltd.	654,600	2,693,993
LVMH Moet Hennessy Louis Vuitton S.A.	47,040	5,285,492
Swatch Group Ltd.	7,146	1,798,650

		$11,719,179

Broadcasting – 2.6%
Grupo Televisa S.A., ADR	109,720	$2,277,787
WPP Group PLC	311,835	3,045,028

		$5,322,815

Brokerage & Asset Managers – 4.2%
Aberdeen Asset Management PLC	531,720	$1,150,838
Daiwa Securities Group, Inc.	408,000	2,045,395
Deutsche Boerse AG	36,700	3,051,454
ICAP PLC	164,410	1,139,378
IG Group Holdings PLC	205,710	1,252,151

		$8,639,216

Business Services – 4.3%
Accenture Ltd., “A” (s)	92,380	$3,833,770
Capita Group PLC	75,002	904,660
Infosys Technologies Ltd., ADR	33,190	1,834,411
Intertek Group PLC	114,050	2,296,399

		$8,869,240

Computer Software – 0.9%
SAP AG	40,150	$1,893,632

Computer Software – Systems – 3.0%
Acer, Inc.	906,300	$2,707,527
Canon, Inc.	54,600	2,308,218
NICE Systems Ltd., ADR (a)	41,720	1,294,989

		$6,310,734

Consumer Products – 6.7%
AmorePacific Corp. (a)	1,670	$1,339,471
Beiersdorf AG	40,460	2,659,096
Henkel KGaA, IPS	42,520	2,213,704
Reckitt Benckiser Group PLC	75,830	4,110,452
Shiseido Co. Ltd.	90,100	1,726,918
Uni-Charm Corp.	20,000	1,872,335

		$13,921,976

Electrical Equipment – 2.2%
Keyence Corp.	5,800	$1,195,684
Schneider Electric S.A.	29,677	3,438,136

		$4,633,820

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 5.1%
ARM Holdings PLC	721,420	$2,062,894
Hoya Corp.	70,000	1,855,753
Samsung Electronics Co. Ltd.	3,310	2,260,674
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	248,900	2,847,416
Tokyo Electron Ltd.	24,300	1,553,818

		$10,580,555

Energy – Independent – 1.7%
INPEX Corp.	466	$3,497,552

Energy – Integrated – 4.7%
OAO Gazprom, ADR	139,690	$3,482,133
Petroleo Brasileiro S.A., ADR	54,970	2,620,970
TOTAL S.A.	55,530	3,558,449

		$9,661,552

Food & Beverages – 5.1%
Coca-Cola Hellenic Bottling Co. S.A.	45,861	$1,044,801
Groupe Danone	43,183	2,629,813
Nestle S.A.	143,273	6,960,603

		$10,635,217

Food & Drug Stores – 2.4%
Dairy Farm International Holdings Ltd.	266,400	$1,591,617
Lawson, Inc.	27,400	1,206,206
Tesco PLC	304,948	2,095,241

		$4,893,064

Insurance – 0.4%
China Pacific Insurance Co. Ltd. (a)	189,600	$755,622

Leisure & Toys – 0.7%
Shimano, Inc.	37,500	$1,500,898

Major Banks – 3.6%
HSBC Holdings PLC	267,530	$3,053,141
Julius Baer Group Ltd.	80,737	2,819,786
Standard Chartered PLC	66,549	1,666,559

		$7,539,486

Medical & Health Technology & Services – 0.9%
Fleury S.A. (a)	64,600	$682,363
SSL International PLC	94,010	1,186,323

		$1,868,686

Medical Equipment – 3.5%
Essilor International S.A.	23,150	$1,378,205
Sonova Holding AG	18,186	2,199,043
Synthes, Inc.	28,320	3,709,024

		$7,286,272

Metals & Mining – 3.4%
BHP Billiton PLC	188,810	$6,031,106
Iluka Resources Ltd. (a)	298,810	950,943

		$6,982,049

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MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.6%
Nokia Oyj	263,510	$3,382,899

Oil Services – 1.7%
Saipem S.p.A.	101,630	$3,491,272

Other Banks & Diversified Financials – 7.4%
Aeon Credit Service Co. Ltd.	175,500	$1,686,503
Bank of Cyprus Public Co. Ltd.	227,930	1,588,776
Bank Rakyat Indonesia	2,362,000	1,908,543
China Construction Bank	1,974,000	1,680,234
Credicorp Ltd.	21,320	1,642,066
Housing Development Finance Corp. Ltd.	67,459	3,878,947
UBS AG (a)	195,015	2,995,805

		$15,380,874

Pharmaceuticals – 8.1%
Bayer AG	36,289	$2,900,403
Hisamitsu Pharmaceutical Co., Inc.	32,900	1,059,752
Merck KGaA	24,200	2,260,525
Novo Nordisk A/S, “B”	29,690	1,898,934
Roche Holding AG	26,870	4,571,022
Santen, Inc.	42,000	1,343,856
Teva Pharmaceutical Industries Ltd., ADR	50,550	2,839,899

		$16,874,391

Printing & Publishing – 1.2%
Reed Elsevier PLC	308,750	$2,535,384

Specialty Chemicals – 6.2%
Akzo Nobel N.V.	47,000	$3,097,896
L’Air Liquide S.A.	20,314	2,397,934
Linde AG	26,310	3,166,803
Shin-Etsu Chemical Co. Ltd.	38,200	2,153,163
Symrise AG	91,800	1,971,366

		$12,787,162

Specialty Stores – 1.9%
Esprit Holdings Ltd.	345,969	$2,276,993
Industria de Diseno Textil S.A.	26,060	1,614,774

		$3,891,767

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 2.0%
MTN Group Ltd.	115,670	$1,840,235
Philippine Long Distance Telephone Co.	40,170	2,276,561

		$4,116,796

Telephone Services – 3.3%
China Unicom Ltd.	2,638,000	$3,467,257
Telefonica S.A.	121,810	3,395,034

		$6,862,291

Utilities – Electric Power – 0.6%
CEZ AS	25,130	$1,181,555

Total Common Stocks (Identified Cost, $176,304,448)		$202,139,801

MONEY MARKET FUNDS (v) – 2.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	4,001,551	$4,001,551

Total Investments (Identified Cost, $180,305,999)		$206,141,352
OTHER ASSETS, LESS LIABILITIES – 0.5%		1,121,311

Net Assets – 100.0%		$207,262,663

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $172,640. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

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MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $176,304,448)	$202,139,801
Underlying funds, at cost and value	4,001,551
Total investments, at value (identified cost, $180,305,999)	$206,141,352
Cash	$9,531
Foreign currency, at value (identified cost, $23,703)	23,690
Receivables for
Investments sold	1,015,685
Fund shares sold	261,559
Interest and dividends	231,747
Other assets	7,315
Total assets		$207,690,879
Liabilities
Payables for
Investments purchased	$135,090
Fund shares reacquired	106,920
Payable to affiliates
Investment adviser	10,234
Shareholder servicing costs	78
Distribution and/or service fees	375
Administrative services fee	397
Payable for Trustees’ compensation	215
Deferred country tax expense payable	41,774
Accrued expenses and other liabilities	133,133
Total liabilities		$428,216
Net assets		$207,262,663
Net assets consist of
Paid-in capital	$187,950,954
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $41,774 deferred country tax)	25,801,573
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,421,510)
Undistributed net investment income	1,931,646
Net assets		$207,262,663
Shares of beneficial interest outstanding		17,099,356

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$179,924,836	14,832,656	$12.13
Service Class	27,337,827	2,266,700	12.06

See Notes to Financial Statements

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MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$4,127,178
Interest	59,776
Dividends from underlying funds	7,640
Foreign taxes withheld	(379,616)
Total investment income		$3,814,978
Expenses
Management fee	$1,297,337
Distribution and/or service fees	50,911
Shareholder servicing costs	20,342
Administrative services fee	56,733
Trustees’ compensation	17,003
Custodian fee	297,304
Shareholder communications	13,116
Auditing fees	68,380
Legal fees	8,177
Miscellaneous	21,249
Total expenses		$1,850,552
Fees paid indirectly	(1)
Net expenses		$1,850,551
Net investment income		$1,964,427
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$4,054,042
Foreign currency transactions	(27,237)
Net realized gain (loss) on investments and foreign currency transactions		$4,026,805
Change in unrealized appreciation (depreciation)
Investments (net of $41,774 increase in deferred country tax)	$44,693,565
Translation of assets and liabilities in foreign currencies	9,677
Net unrealized gain (loss) on investments and foreign currency translation		$44,703,242
Net realized and unrealized gain (loss) on investments and foreign currency		$48,730,047
Change in net assets from operations		$50,694,474

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$1,964,427	$1,625,622
Net realized gain (loss) on investments and foreign currency transactions	4,026,805	(12,287,149)
Net unrealized gain (loss) on investments and foreign currency translation	44,703,242	(54,930,205)
Change in net assets from operations	$50,694,474	$(65,591,732)
Distributions declared to shareholders
From net investment income	$(1,417,238)	$(1,665,009)
From net realized gain on investments	—	(23,814,853)
Total distributions declared to shareholders	$(1,417,238)	$(25,479,862)
Change in net assets from fund share transactions	$52,895,067	$27,839,758
Total change in net assets	$102,172,303	$(63,231,836)
Net assets
At beginning of period	105,090,360	168,322,196
At end of period (including undistributed net investment income of $1,931,646 and $1,411,694, respectively)	$207,262,663	$105,090,360

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.90	$17.63	$17.93	$15.42	$13.55
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.21	$0.23	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.20	(6.04)	2.57	3.70	1.88
Total from investment operations	$3.34	$(5.88)	$2.78	$3.93	$2.00
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.19)	$(0.27)	$(0.11)	$(0.13)
From net realized gain on investments	—	(2.66)	(2.81)	(1.31)	—
Total distributions declared to shareholders	$(0.11)	$(2.85)	$(3.08)	$(1.42)	$(0.13)
Net asset value, end of period	$12.13	$8.90	$17.63	$17.93	$15.42
Total return (%) (k)(s)	38.06	(39.82)	16.58	26.04	14.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.25	1.22	1.11	1.12	1.14
Net investment income	1.39	1.25	1.16	1.40	0.85
Portfolio turnover	56	73	56	86	80
Net assets at end of period (000 omitted)	$179,925	$87,034	$139,633	$140,242	$121,147

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.84	$17.53	$17.85	$15.36	$13.50
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.13	$0.15	$0.19	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.18	(6.00)	2.56	3.69	1.88
Total from investment operations	$3.30	$(5.87)	$2.71	$3.88	$1.96
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.16)	$(0.22)	$(0.08)	$(0.10)
From net realized gain on investments	—	(2.66)	(2.81)	(1.31)	—
Total distributions declared to shareholders	$(0.08)	$(2.82)	$(3.03)	$(1.39)	$(0.10)
Net asset value, end of period	$12.06	$8.84	$17.53	$17.85	$15.36
Total return (%) (k)(s)	37.69	(39.96)	16.26	25.75	14.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.50	1.46	1.37	1.37	1.39
Net investment income	1.17	1.04	0.85	1.15	0.59
Portfolio turnover	56	73	56	86	80
Net assets at end of period (000 omitted)	$27,338	$18,056	$28,689	$22,979	$19,289

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

13

MFS International Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$5,261,291	$27,268,263	$—	$32,529,554
Switzerland	—	26,994,977	—	26,994,977
Japan	6,492,001	18,514,050	—	25,006,051
France	7,414,040	13,402,537	—	20,816,577
Germany	7,283,345	12,833,638	—	20,116,983
Hong Kong	—	6,562,604	—	6,562,604
Brazil	6,298,629	—	—	6,298,629
China	755,622	5,147,491	—	5,903,113
India	5,713,358	—	—	5,713,358
Other Countries	21,432,448	30,765,507	—	52,197,955
Mutual Funds	4,001,551	—	—	4,001,551
Total Investments	$64,652,285	$141,489,067	$—	$206,141,352

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,417,238	$ 6,081,577
Long-term capital gain	—	19,398,285
Total distributions	$1,417,238	$25,479,862

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$182,520,445
Gross appreciation	29,829,978
Gross depreciation	(6,209,071)
Net unrealized appreciation (depreciation)	$23,620,907
Undistributed ordinary income	1,934,813
Capital loss carryforwards	(6,207,064)
Other temporary differences	(36,947)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(6,207,064)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,263,603	$1,388,984	$—	$19,144,773
Service Class	153,635	276,025	—	4,670,080
Total	$1,417,238	$1,665,009	$—	$23,814,853

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Effective August 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $20,342, which equated to 0.0141% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0393% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,554 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $128,296,150 and $78,301,619, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,779,227	$67,075,450	2,955,692	$33,019,673
Service Class	615,094	6,459,951	512,349	6,524,407
	7,394,321	$73,535,401	3,468,041	$39,544,080
Shares issued to shareholders in reinvestment of distributions
Initial Class	148,834	$1,263,603	1,382,745	$20,533,757
Service Class	18,182	153,635	334,875	4,946,105
	167,016	$1,417,238	1,717,620	$25,479,862
Shares reacquired
Initial Class	(1,869,251)	$(18,228,127)	(2,485,117)	$(32,252,847)
Service Class	(408,327)	(3,829,445)	(441,944)	(4,931,337)
	(2,277,578)	$(22,057,572)	(2,927,061)	$(37,184,184)
Net change
Initial Class	5,058,810	$50,110,926	1,853,320	$21,300,583
Service Class	224,949	2,784,141	405,280	6,539,175
	5,283,759	$52,895,067	2,258,600	$27,839,758

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,074 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	58,088,259	(54,086,708)	4,001,551

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,640	$4,001,551

18

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

19

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

20

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

21

MFS International Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager David Antonelli

22

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

24

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to observe an expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $3,802,490. The fund intends to pass through foreign tax credits of $334,404 for the fiscal year.

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MFS International Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS INVESTMENT MANAGEMENT

MFS® Blended Research® Core Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.1%
Chevron Corp.	2.6%
Procter & Gamble Co.	2.4%
Apple, Inc.	2.2%
Intel Corp.	2.2%
JPMorgan Chase & Co.	2.0%
Goldman Sachs Group, Inc.	1.9%
Google, Inc., “A”	1.9%
Oracle Corp.	1.9%
Pfizer, Inc.	1.8%

Equity sectors
Technology	15.0%
Financial Services	14.3%
Health Care	12.3%
Energy	11.3%
Consumer Staples	9.4%
Industrial Goods & Services	7.1%
Utilities & Communications	6.5%
Leisure	5.9%
Basic Materials	5.1%
Retailing	5.0%
Special Products & Services	3.5%
Autos & Housing	2.1%
Transportation	1.6%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Blended Research Core Equity Portfolio (the “fund”) provided a total return of 25.26%, while Service Class shares of the fund provided a total return of 25.00%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the retailing sector detracted from performance relative to the S&P 500 Index. Holdings of retail food chain Kroger (h) were among the fund’s top relative detractors for the reporting period. Shares of Kroger declined in the latter part of the reporting period after the company announced an earnings disappointment, citing deflation, heavy price discounting by peers, and weak consumer demand trends. Not owning strong-performing internet retailer Amazon.com also held back relative performance.

Several individual securities in other sectors that hindered relative results included financial services firm Bank of America, for-profit education company Apollo Group, defense contractor Lockheed Martin, airline operator AMR Corp. (b)(h), and bearings manufacturer Timken (b)(h). An overweight position in Lockheed Martin held back relative returns as the company reported uncharacteristically weaker-than-expected second quarter results due to project delays and lower award fees in its information systems business. Increased worries about the prospects for future defense budget cuts in the face of increasingly large and growing U.S. budget deficits appears to have also put pressure on the stock’s price.

Elsewhere, the timing of our ownership in shares of financial services firm Morgan Stanley (h) and power generation and distribution company American Electric Power (h) had a negative impact on relative returns. Not holding auto maker Ford Motor, a standout benchmark performer, also hurt relative performance.

Contributors to Performance

Stock selection in the basic materials sector boosted results relative to the benchmark. Our holdings of strong-performing fertilizer products maker Terra Nitrogen Company (b)(h) and global chemical company PPG Industries were among the fund’s top relative contributors. Shares of PPG rose as significant cost cutting and restructuring actions drove earnings and cash flows higher.

Security selection in the consumer staples sector also benefited relative returns. Beverage distributor Pepsi Bottling Group (h) was a strong relative contributor within this sector. The stock price of Pepsi Bottling Group appreciated during the reporting period after the company announced merger agreement with PepsiCo.

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MFS Blended Research Core Equity Portfolio

Management Review – continued

Individual standout performers in other sectors that bolstered relative results included insurance company Prudential Financial (h), investment banking firm Goldman Sachs, metal parts manufacturer Precision Cast Parts, and independent hard-drive maker Seagate Technology (b). Shares of Goldman Sachs climbed as the environment for fixed income trading improved and mergers and acquisitions activity increased. Elsewhere, the timing of our ownership in shares of electronic components manufacturer Tyco Electronics, and not holding weaking-performing financial services firm Citigroup and fast-food giant McDonald’s, also aided relative performance.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/14/86	25.26%	1.05%	(0.38)%	N/A
Service Class	8/24/01	25.00%	0.80%	N/A	1.13%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary).

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

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MFS Blended Research Core Equity Portfolio

Performance Summary – continued

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.60%	$1,000.00	$1,219.45	$3.36
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,217.97	$4.75
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 3.8%
Lockheed Martin Corp.	78,690	$5,929,285
Northrop Grumman Corp.	126,720	7,077,312
Precision Castparts Corp.	42,110	4,646,839
United Technologies Corp.	51,470	3,572,533

		$21,225,969

Automotive – 1.2%
Johnson Controls, Inc.	252,440	$6,876,466

Biotechnology – 1.6%
Amgen, Inc. (a)	157,820	$8,927,877

Brokerage & Asset Managers – 0.4%
CME Group, Inc.	6,880	$2,311,336

Business Services – 2.3%
Cognizant Technology Solutions Corp., “A” (a)	180,410	$8,172,573
Visa, Inc., “A”	52,610	4,601,271

		$12,773,844

Cable TV – 1.7%
Comcast Corp., “A”	274,370	$4,625,878
Time Warner Cable, Inc.	124,613	5,157,732

		$9,783,610

Chemicals – 3.9%
3M Co.	90,320	$7,466,754
Celanese Corp.	209,260	6,717,246
Dow Chemical Co.	66,990	1,850,934
PPG Industries, Inc.	101,820	5,960,543

		$21,995,477

Computer Software – 4.3%
Adobe Systems, Inc. (a)	175,760	$6,464,453
Microsoft Corp.	232,500	7,088,925
Oracle Corp.	423,390	10,389,991

		$23,943,369

Computer Software – Systems – 4.1%
Apple, Inc. (a)	58,020	$12,234,097
Dell, Inc. (a)	253,830	3,644,999
Hewlett-Packard Co.	62,810	3,235,343
International Business Machines Corp.	30,970	4,053,973

		$23,168,412

Construction – 0.9%
NVR, Inc. (a)	7,100	$5,046,041

Consumer Products – 2.8%
Kimberly-Clark Corp.	30,900	$1,968,639
Procter & Gamble Co.	225,320	13,661,152

		$15,629,791

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 1.2%
Apollo Group, Inc., “A” (a)	74,150	$4,492,007
Priceline.com, Inc. (a)	10,540	2,302,990

		$6,794,997

Containers – 0.8%
Owens-Illinois, Inc. (a)	128,390	$4,220,179

Electrical Equipment – 1.9%
General Electric Co.	326,070	$4,933,439
Tyco Electronics Ltd.	143,040	3,511,632
WESCO International, Inc. (a)	76,960	2,078,690

		$10,523,761

Electronics – 3.1%
Intel Corp.	591,350	$12,063,540
Marvell Technology Group Ltd. (a)	259,870	5,392,303

		$17,455,843

Energy – Independent – 1.1%
Apache Corp.	61,960	$6,392,413

Energy – Integrated – 9.0%
Chevron Corp.	186,740	$14,377,113
Exxon Mobil Corp.	340,640	23,228,242
Hess Corp.	114,410	6,921,805
Marathon Oil Corp.	193,140	6,029,831

		$50,556,991

Food & Beverages – 4.4%
Archer Daniels Midland Co.	164,070	$5,137,032
Coca-Cola Co.	33,740	1,923,180
Coca-Cola Enterprises, Inc.	158,380	3,357,656
General Mills, Inc.	106,080	7,511,525
PepsiCo, Inc.	108,550	6,599,840

		$24,529,233

Food & Drug Stores – 0.5%
Walgreen Co.	77,260	$2,836,987

Gaming & Lodging – 1.1%
Las Vegas Sands Corp. (a)	127,430	$1,903,804
Royal Caribbean Cruises Ltd. (a)	179,020	4,525,626

		$6,429,430

General Merchandise – 2.3%
Macy’s, Inc.	409,970	$6,871,097
Wal-Mart Stores, Inc.	113,190	6,050,006

		$12,921,103

Health Maintenance Organizations – 1.1%
WellPoint, Inc. (a)	101,330	$5,906,526

Insurance – 2.5%
MetLife, Inc.	186,760	$6,601,966
Travelers Cos., Inc.	143,040	7,131,974

		$13,733,940

8

MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 1.9%
Google, Inc., “A” (a)	16,850	$10,446,663

Leisure & Toys – 2.0%
Activision Blizzard, Inc. (a)	507,960	$5,643,436
Hasbro, Inc.	166,870	5,349,852

		$10,993,288

Machinery & Tools – 1.4%
Caterpillar, Inc.	46,440	$2,646,616
Eaton Corp.	79,350	5,048,247

		$7,694,863

Major Banks – 8.5%
Bank of America Corp.	407,800	$6,141,468
Bank of New York Mellon Corp.	172,208	4,816,658
Goldman Sachs Group, Inc.	64,520	10,893,557
JPMorgan Chase & Co.	270,160	11,257,567
PNC Financial Services Group, Inc.	125,980	6,650,484
Wells Fargo & Co.	288,340	7,782,297

		$47,542,031

Medical & Health Technology & Services – 2.1%
McKesson Corp.	103,830	$6,489,375
Medco Health Solutions, Inc. (a)	86,590	5,533,967

		$12,023,342

Medical Equipment – 2.5%
Medtronic, Inc.	194,200	$8,540,916
Thermo Fisher Scientific, Inc. (a)	49,410	2,356,363
Waters Corp. (a)	51,900	3,215,724

		$14,113,003

Metals & Mining – 0.4%
Steel Dynamics, Inc.	115,250	$2,042,230

Natural Gas – Distribution – 0.6%
NiSource, Inc.	223,510	$3,437,584

Network & Telecom – 0.7%
Cisco Systems, Inc. (a)	156,970	$3,757,862

Oil Services – 1.2%
Halliburton Co.	130,330	$3,921,630
Smith International, Inc.	110,310	2,997,123

		$6,918,753

Other Banks & Diversified Financials – 2.4%
American Express Co.	214,620	$8,696,402
Discover Financial Services	158,010	2,324,327
People’s United Financial, Inc.	151,750	2,534,225

		$13,554,954

Personal Computers & Peripherals – 0.9%
Seagate Technology LLC	267,280	$4,861,823

Pharmaceuticals – 5.0%
Abbott Laboratories	95,790	$5,171,702
Eli Lilly & Co.	62,950	2,247,945
Johnson & Johnson	150,890	9,718,825

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Merck & Co., Inc.	25,910	$946,751
Pfizer, Inc.	560,160	10,189,310

		$28,274,533

Railroad & Shipping – 0.9%
Union Pacific Corp.	80,510	$5,144,589

Real Estate – 0.5%
Annaly Mortgage Management, Inc., REIT	173,390	$3,008,317

Restaurants – 1.1%
Darden Restaurants, Inc.	175,300	$6,147,771

Specialty Stores – 2.2%
Home Depot, Inc.	235,300	$6,807,229
J. Crew Group, Inc. (a)	119,650	5,353,141

		$12,160,370

Telephone Services – 2.9%
AT&T, Inc.	349,700	$9,802,091
CenturyTel, Inc.	179,130	6,486,297

		$16,288,388

Tobacco – 2.2%
Altria Group, Inc.	324,590	$6,371,702
Philip Morris International, Inc.	121,590	5,859,422

		$12,231,124

Trucking – 0.7%
United Parcel Service, Inc., “B”	66,980	$3,842,643

Utilities – Electric Power – 3.0%
Constellation Energy Group, Inc.	170,420	$5,993,671
DPL, Inc.	69,950	1,930,620
PG&E Corp.	141,230	6,305,920
Public Service Enterprise Group, Inc.	81,270	2,702,228

		$16,932,439

Total Common Stocks (Identified Cost, $554,278,573)		$555,400,165

MONEY MARKET FUNDS (v) – 0.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,252,331	$1,252,331

Total Investments (Identified Cost, $555,530,904)		$556,652,496

OTHER ASSETS, LESS LIABILITIES – 0.7%		3,800,363

Net Assets – 100.0%		$560,452,859

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $554,278,573)	$555,400,165
Underlying funds, at cost and value	1,252,331
Total investments, at value (identified cost, $555,530,904)	$556,652,496
Receivables for
Investments sold	$3,919,003
Fund shares sold	14,355
Dividends	763,034
Receivable from investment adviser	3,142
Other assets	20,173
Total assets		$561,372,203
Liabilities
Payables for
Fund shares reacquired	$756,102
Payable to affiliates
Investment adviser	17,077
Shareholder servicing costs	214
Distribution and/or service fees	2,761
Administrative services fee	1,052
Payable for Trustees’ compensation	613
Accrued expenses and other liabilities	141,525
Total liabilities		$919,344
Net assets		$560,452,859
Net assets consist of
Paid-in capital	$729,167,785
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,121,592
Accumulated net realized gain (loss) on investments and foreign currency transactions	(178,312,619)
Undistributed net investment income	8,476,101
Net assets		$560,452,859
Shares of beneficial interest outstanding		20,178,002

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$361,104,591	12,969,632	$27.84
Service Class	199,348,268	7,208,370	27.66

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$12,429,610
Interest	100,151
Dividends from underlying funds	5,072
Total investment income		$12,534,833
Expenses
Management fee	$2,854,213
Distribution and/or service fees	474,604
Shareholder servicing costs	78,985
Administrative services fee	208,273
Trustees’ compensation	84,667
Custodian fee	56,833
Shareholder communications	40,776
Auditing fees	42,047
Legal fees	7,237
Miscellaneous	52,903
Total expenses		$3,900,538
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(305,171)
Net expenses		$3,595,366
Net investment income		$8,939,467
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(67,667,608)
Foreign currency transactions	16
Net realized gain (loss) on investments and foreign currency transactions		$(67,667,592)
Change in unrealized appreciation (depreciation)
Investments	$179,009,146
Translation of assets and liabilities in foreign currencies	(8)
Net unrealized gain (loss) on investments and foreign currency translation		$179,009,138
Net realized and unrealized gain (loss) on investments and foreign currency		$111,341,546
Change in net assets from operations		$120,281,013

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$8,939,467	$11,748,145
Net realized gain (loss) on investments and foreign currency transactions	(67,667,592)	(106,210,555)
Net unrealized gain (loss) on investments and foreign currency translation	179,009,138	(215,866,986)
Change in net assets from operations	$120,281,013	$(310,329,396)
Distributions declared to shareholders
From net investment income	$(11,711,698)	$(11,096,074)
Change in net assets from fund share transactions	$(84,015,359)	$(154,331,243)
Total change in net assets	$24,553,956	$(475,756,713)
Net assets
At beginning of period	535,898,903	1,011,655,616
At end of period (including undistributed net investment income of $8,476,101 and $11,710,717, respectively)	$560,452,859	$535,898,903

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.80	$35.51	$33.89	$30.15	$28.27
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.48	$0.38	$0.37	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	5.16	(12.74)	1.64	3.62	1.92
Total from investment operations	$5.59	$(12.26)	$2.02	$3.99	$2.15
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.45)	$(0.40)	$(0.25)	$(0.27)
Net asset value, end of period	$27.84	$22.80	$35.51	$33.89	$30.15
Total return (%) (k)(r)(s)	25.26	(34.95)	5.95	13.30	7.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.64	0.62	0.61	0.63
Expenses after expense reductions (f)	0.60	0.60	0.61	N/A	N/A
Net investment income	1.81	1.60	1.07	1.18	0.79
Portfolio turnover	74	76	102	35	49
Net assets at end of period (000 omitted)	$361,105	$342,241	$673,008	$826,937	$929,794

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$22.62	$35.23	$33.65	$29.96	$28.13
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.41	$0.29	$0.28	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	5.14	(12.66)	1.63	3.61	1.90
Total from investment operations	$5.51	$(12.25)	$1.92	$3.89	$2.06
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.36)	$(0.34)	$(0.20)	$(0.23)
Net asset value, end of period	$27.66	$22.62	$35.23	$33.65	$29.96
Total return (%) (k)(r)(s)	25.00	(35.12)	5.69	13.04	7.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.87	0.86	0.88
Expenses after expense reductions (f)	0.85	0.85	0.86	N/A	N/A
Net investment income	1.57	1.35	0.84	0.88	0.54
Portfolio turnover	74	76	102	35	49
Net assets at end of period (000 omitted)	$199,348	$193,658	$338,647	$319,869	$198,705

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$555,400,165	$—	$—	$555,400,165
Mutual Funds	1,252,331	—	—	1,252,331
Total Investments	$556,652,496	$—	$—	$556,652,496

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnerships.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$11,711,698	$11,096,074

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$556,002,493
Gross appreciation	45,176,984
Gross depreciation	(44,526,981)
Net unrealized appreciation (depreciation)	$650,003
Undistributed ordinary income	8,476,101
Capital loss carryforwards	(177,841,030)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/11	$(3,630,846)
12/31/16	(102,750,299)
12/31/17	(71,459,885)
$(177,841,030)

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$7,740,496	$7,779,968
Service Class	3,971,202	3,316,106
Total distributions	$11,711,698	$11,096,074

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that the total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $305,171 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $78,985, which equated to 0.0152% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0401% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,284 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $381,350,522 and $464,154,253, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	181,724	$3,472,695	303,713	$7,906,299
Service Class	521,406	9,059,324	1,031,457	25,940,649
	703,130	$12,532,019	1,335,170	$33,846,948
Shares issued to shareholders in reinvestment of distributions
Initial Class	365,118	$7,740,496	225,965	$7,779,968
Service Class	188,298	3,971,202	96,934	3,316,106
	553,416	$11,711,698	322,899	$11,096,074
Shares reacquired
Initial Class	(2,589,673)	$(59,635,833)	(4,471,633)	$(135,201,637)
Service Class	(2,062,531)	(48,623,243)	(2,180,485)	(64,072,628)
	(4,652,204)	$(108,259,076)	(6,652,118)	$(199,274,265)
Net change
Initial Class	(2,042,831)	$(48,422,642)	(3,941,955)	$(119,515,370)
Service Class	(1,352,827)	(35,592,717)	(1,052,094)	(34,815,873)
	(3,395,658)	$(84,015,359)	(4,994,049)	$(154,331,243)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $7,816 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	83,509,291	(82,256,960)	1,252,331

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,072	$1,252,331

19

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

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MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

23

24

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 2nd quintile for the three-year period and the 1st quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

26

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS Blended Research Core Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Chevron Corp.	2.2%
Apple, Inc.	2.0%
Royal Dutch Shell PLC, “A”	1.9%
Nestle S.A.	1.8%
Google, Inc., “A”	1.7%
Procter & Gamble Co.	1.6%
TOTAL S.A.	1.6%
Vodafone Group PLC	1.5%
BHP Billiton PLC	1.4%
Intel Corp.	1.4%

Global equity sectors
Financial Services	20.7%
Capital Goods	18.7%
Energy	16.0%
Technology	13.7%
Health Care	9.1%
Consumer Cyclicals	8.1%
Consumer Staples	7.4%
Telecom/Cable Television	5.6%

Country weightings (w)
United States	49.4%
United Kingdom	9.3%
Switzerland	6.3%
France	5.4%
Germany	5.2%
Japan	4.2%
Netherlands	3.2%
Canada	2.3%
China	2.0%
Other Countries	12.7%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Global Research Portfolio (the “fund”) provided a total return of 32.44%, while Service Class shares of the fund provided a total return of 32.03%. These compare with a return of 35.41% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Security selection in the financial services sector detracted from the fund’s performance relative to the MSCI All Country World Index. The fund’s overweighted position in financial services firms, Sumitomo Mitsui Financial Group (Japan) and State Street Corporation, and insurance company MetLife, hindered relative results as all three stocks significantly underperformed the benchmark during the reporting period. The timing of our ownership in shares of insurance giant AXA (France) (h) and financial services company Barclays (United Kingdom) (h) also held back relative returns.

Stock selection in the capital goods sector dampened relative performance. Train operator East Japan Railway Company (Japan) was among the fund’s top relative detractors within this sector. Shares of East Japan Railway depreciated due to lower revenue caused by reduced passenger traffic. In addition, the timing of our ownership in shares of pallets and container manufacturer Brambles Ltd.(Australia) (h) also had a negative effect on relative results.

Elsewhere, our overweighted position in global biotech company Genzyme, integrated energy company Chevron, and energy and environmental services giant GDF Suez (France) hurt relative returns. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors.

During the reporting period, the fund’s currency exposure was also a detractor from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Contributors to Performance

Strong stock selection in the technology sector boosted relative performance over the reporting period. Standout performers within this sector included computer and personal electronics maker Apple and computer manufacturer Acer (Taiwan). Shares of Apple climbed as revenues and earnings increased year-over-year due to strong sales of its popular iPhone and Mac computers.

Favorable security selection in the consumer cyclicals sector also contributed to the fund’s relative returns. Holdings of strong-performing luxury retailer Nordstrom (h) were among the fund’s top relative contributors. Shares of Nordstrom performed well

3

MFS Global Research Portfolio

Management Review – continued

as the company reported earnings that met analyst expectations due, in part, to the company’s tight inventory management and lowering of its prices in an effort to offset slumping sales during the reporting period.

Stock selection in the telecom/cable television sector was another positive area of relative performance. Telecommunications company Virgin Media (United Kingdom) was a standout performer within this sector as this stock significantly outperformed the benchmark during the reporting period. Stock of Virgin Media had impressive performance due to increased revenue in its U.K. broadband internet business.

Strong performers in other sectors that had a positive effect on relative results included shipyard operator Keppel Corp. (Singapore), financial services firm HSBC Holdings (United Kingdom), industrial machinery manufacturer Bucyrus International (b), oil and gas exploration company Tullow Oil (United Kingdom), and drilling and construction services provider Saipem (Italy). Elsewhere, not owning weak-performing integrated oil and gas company Exxon Mobil also helped.

Respectfully,

Michael Cantara	Jose Luis Garcia
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/07/94	32.44%	2.63%	(0.69)%	N/A
Service Class	8/24/01	32.03%	2.37%	N/A	2.17%

Comparative benchmark
MSCI All Country World Index (f)		35.41%	3.64%	0.89%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Global Research Portfolio

Performance Summary – continued

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.99%	$1,000.00	$1,244.78	$5.60
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$1,243.13	$7.01
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 0.8%
Goodrich Corp.	10,700	$687,475
Lockheed Martin Corp.	7,900	595,265

		$1,282,740

Apparel Manufacturers – 1.8%
Li & Fung Ltd.	84,000	$345,700
LVMH Moet Hennessy Louis Vuitton S.A. (l)	9,900	1,112,380
NIKE, Inc., “B”	23,240	1,535,467

		$2,993,547

Automotive – 0.4%
Bridgestone Corp.	40,300	$706,230

Biotechnology – 1.1%
Actelion Ltd. (a)	12,905	$688,633
Genzyme Corp. (a)	22,030	1,079,690

		$1,768,323

Broadcasting – 0.9%
WPP Group PLC	146,893	$1,434,391

Brokerage & Asset Managers – 2.5%
Affiliated Managers Group, Inc. (a)	6,940	$467,409
Charles Schwab Corp.	23,660	445,281
CME Group, Inc.	1,340	450,173
Deutsche Boerse AG	15,770	1,311,211
Franklin Resources, Inc.	6,250	658,438
Nomura Holdings, Inc.	55,700	410,485
Van Lanschot N.V.	7,300	383,699

		$4,126,696

Business Services – 1.5%
Accenture Ltd., “A”	22,960	$952,840
MasterCard, Inc., “A”	4,080	1,044,398
Mitsubishi Corp.	21,700	539,524

		$2,536,762

Chemicals – 1.2%
Monsanto Co.	24,980	$2,042,115

Computer Software – 1.8%
Adobe Systems, Inc. (a)	25,540	$939,361
Oracle Corp.	88,160	2,163,446

		$3,102,807

Computer Software – Systems – 3.9%
Acer, Inc.	471,120	$1,407,448
Apple, Inc. (a)(s)	15,550	3,278,873
Hewlett-Packard Co.	37,050	1,908,446

		$6,594,767

Conglomerates – 2.6%
Hutchison Whampoa Ltd.	96,000	$656,518
Keppel Corp. Ltd.	287,000	1,669,968
Siemens AG	21,590	1,980,298
Tomkins PLC	45,770	141,304

		$4,448,088

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.8%
Lennar Corp., “A”	74,410	$950,216
Sherwin-Williams Co.	6,910	426,002

		$1,376,218

Consumer Products – 3.2%
Kimberly-Clark de Mexico S.A. de C.V., “A”	226,320	$1,013,094
Procter & Gamble Co.	43,520	2,638,618
Reckitt Benckiser Group PLC	30,200	1,637,026

		$5,288,738

Electrical Equipment – 2.2%
Danaher Corp. (s)	28,930	$2,175,536
Rockwell Automation, Inc.	16,750	786,915
Tyco Electronics Ltd.	27,430	673,407

		$3,635,858

Electronics – 3.4%
Intel Corp.	116,700	$2,380,680
Samsung Electronics Co. Ltd.	2,082	1,421,971
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	165,628	1,894,784

		$5,697,435

Energy – Independent – 3.4%
Anadarko Petroleum Corp.	7,290	$455,042
Apache Corp.	12,910	1,331,925
Galp Energia SGPS S.A., “B”	40,700	700,637
Occidental Petroleum Corp.	14,210	1,155,984
Southwestern Energy Co. (a)	10,380	500,316
Tullow Oil PLC	75,693	1,578,497

		$5,722,401

Energy – Integrated – 6.9%
Chevron Corp. (s)	48,090	$3,702,449
Hess Corp.	7,940	480,370
Marathon Oil Corp.	26,250	819,525
Royal Dutch Shell PLC, “A”	102,930	3,107,733
Suncor Energy, Inc.	11,100	391,941
Suncor Energy, Inc.	11,340	403,463
TOTAL S.A.	40,720	2,609,401

		$11,514,882

Engineering – Construction – 1.5%
Fluor Corp.	36,130	$1,627,295
JGC Corp.	44,000	810,001

		$2,437,296

Food & Beverages – 3.7%
General Mills, Inc.	17,820	$1,261,834
Nestle S.A.	62,171	3,020,441
PepsiCo, Inc.	31,600	1,921,280

		$6,203,555

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 0.9%
Lawson, Inc.	13,300	$585,494
Walgreen Co.	24,800	910,656

		$1,496,150

Gaming & Lodging – 0.2%
Sands China Ltd. (a)	302,800	$369,449

General Merchandise – 2.5%
Dollar General Corp. (a)	13,760	$308,637
Target Corp.	45,280	2,190,194
Wal-Mart Stores, Inc.	30,370	1,623,277

		$4,122,108

Insurance – 4.7%
ACE Ltd.	8,600	$433,440
Aflac, Inc.	18,120	838,050
China Pacific Insurance Co. Ltd. (a)	129,400	515,704
ING Groep N.V. (a)	95,182	920,141
MetLife, Inc.	18,940	669,529
Prudential Financial, Inc.	6,500	323,440
QBE Insurance Group Ltd.	56,400	1,287,303
Samsung Fire & Marine Insurance Co. Ltd.	2,507	428,155
Storebrand A.S.A. (a)	82,770	561,572
Swiss Reinsurance Co.	12,580	602,719
Travelers Cos., Inc.	9,390	468,185
Zurich Financial Services Ltd.	3,840	834,918

		$7,883,156

Internet – 1.7%
Google, Inc., “A” (a)	4,650	$2,882,907

Machinery & Tools – 0.7%
Beml Ltd.	14,700	$352,019
Bucyrus International, Inc.	6,190	348,930
Glory Ltd.	23,000	508,724

		$1,209,673

Major Banks – 9.6%
Bank of America Corp.	139,460	$2,100,268
Bank of New York Mellon Corp.	31,276	874,790
BNP Paribas	29,311	2,313,037
Goldman Sachs Group, Inc.	8,540	1,441,894
HSBC Holdings PLC	183,017	2,088,651
Intesa Sanpaolo S.p.A. (a)	245,812	1,101,393
JPMorgan Chase & Co.	54,650	2,277,266
Julius Baer Group Ltd.	13,871	484,453
KBC Group N.V. (a)	19,380	839,270
State Street Corp.	25,270	1,100,256
Sumitomo Mitsui Financial Group, Inc.	31,600	900,903
SunTrust Banks, Inc.	31,010	629,193

		$16,151,374

Medical & Health Technology & Services – 0.5%
Patterson Cos., Inc. (a)	30,620	$856,748

Medical Equipment – 3.7%
Medtronic, Inc.	39,390	$1,732,372
Smith & Nephew PLC	70,131	720,113

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
St. Jude Medical, Inc. (a)	40,150	$1,476,717
Synthes, Inc.	12,130	1,588,646
Waters Corp. (a)	12,140	752,194

		$6,270,042

Metals & Mining – 3.0%
BHP Billiton PLC	75,680	$2,417,425
Cameco Corp.	27,900	897,543
Iluka Resources Ltd. (a)	260,860	830,170
United States Steel Corp.	17,590	969,561

		$5,114,699

Natural Gas – Distribution – 1.1%
GDF Suez	41,576	$1,805,025

Network & Telecom – 1.4%
Cisco Systems, Inc. (a)	95,350	$2,282,679
Nortel Networks Corp. (a)	11,112	256

		$2,282,935

Oil Services – 1.5%
Saipem S.p.A.	34,830	$1,196,507
Schlumberger Ltd.	20,200	1,314,818

		$2,511,325

Other Banks & Diversified Financials – 3.9%
Banco Santander, S.A., IEU	57,600	$786,204
Bank of Cyprus Public Co. Ltd.	64,510	449,664
China Construction Bank	2,632,000	2,240,312
Komercni Banka A.S.	3,313	708,356
UBS AG (a)	86,862	1,334,367
Unione di Banche Italiane ScpA	73,722	1,056,016

		$6,574,919

Pharmaceuticals – 3.8%
Johnson & Johnson	25,490	$1,641,811
Merck KGaA	15,690	1,465,605
Roche Holding AG	12,080	2,055,003
Sanofi-Aventis	14,530	1,138,959

		$6,301,378

Precious Metals & Minerals – 1.3%
Agnico-Eagle Mines Ltd.	9,790	$532,817
Teck Resources Ltd., “B” (a)	45,290	1,594,471

		$2,127,288

Railroad & Shipping – 0.6%
East Japan Railway Co.	17,200	$1,084,061

Specialty Chemicals – 2.3%
Akzo Nobel N.V.	18,280	$1,204,884
Linde AG	13,310	1,602,058
Praxair, Inc.	5,720	459,373
Symrise AG	28,637	614,967

		$3,881,282

Specialty Stores – 1.8%
Abercrombie & Fitch Co., “A”	26,430	$921,086
Esprit Holdings Ltd.	142,522	938,000

9

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Speciality Stores – continued
Limited Brands, Inc.	28,690	$551,996
Staples, Inc.	27,120	666,881

		$3,077,963

Telecommunications – Wireless – 2.0%
America Movil S.A.B. de C.V., “L”, ADR	16,920	$794,902
Vodafone Group PLC	1,076,250	2,492,273

		$3,287,175

Telephone Services – 3.6%
American Tower Corp., “A” (a)	15,470	$668,459
AT&T, Inc.	65,870	1,846,336
China Unicom Ltd.	490,000	644,032
Royal KPN N.V.	122,990	2,087,538
Virgin Media, Inc.	50,850	855,806

		$6,102,171

Tobacco – 0.5%
Japan Tobacco, Inc.	253	$853,662

Trucking – 1.3%
Expeditors International of Washington, Inc.	21,570	$749,126
TNT N.V.	25,317	774,924
Yamato Holdings Co. Ltd.	49,500	684,555

		$2,208,605

Utilities – Electric Power – 3.1%
E.ON AG	43,434	$1,813,268
PG&E Corp.	31,350	1,399,778
PPL Corp.	38,590	1,246,843
Progress Energy, Inc.	9,270	380,163
Wisconsin Energy Corp.	6,360	316,919

		$5,156,971

Total Common Stocks (Identified Cost, $151,423,356)		$166,523,915

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	100	$100

COLLATERAL FOR SECURITIES LOANED – 0.5%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	824,950	$824,950

Total Investments (Identified Cost, $152,248,406)		$167,348,965

OTHER ASSETS, LESS LIABILITIES – 0.2%		310,518

Net Assets – 100.0%		$167,659,483

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $177,513. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IEU	International Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $152,248,306)	$167,348,865
Underlying funds, at cost and value	100
Total investments, at value, including $786,532 of securities on loan (identified cost, $152,248,406)	$167,348,965
Foreign currency, at value (identified cost, $932)	$937
Receivables for
Investments sold	1,549,261
Fund shares sold	112
Interest and dividends	235,849
Other assets	6,569
Total assets		$169,141,693
Liabilities
Payable to custodian	$317,484
Payables for
Fund shares reacquired	233,803
Collateral for securities loaned, at value	824,950
Payable to affiliates
Investment adviser	6,942
Shareholder servicing costs	64
Distribution and/or service fees	247
Administrative services fee	327
Payable for Trustees’ compensation	183
Accrued expenses and other liabilities	98,210
Total liabilities		$1,482,210
Net assets		$167,659,483
Net assets consist of
Paid-in capital	$349,676,636
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $8,180 deferred country tax)	15,095,795
Accumulated net realized gain (loss) on investments and foreign currency transactions	(199,226,486)
Undistributed net investment income	2,113,538
Net assets		$167,659,483
Shares of beneficial interest outstanding		9,705,660

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$149,758,325	8,663,702	$17.29
Service Class	17,901,158	1,041,958	17.18

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$3,750,879
Interest	126,683
Dividends from underlying funds	1,276
Foreign taxes withheld	(251,304)
Total investment income		$3,627,534
Expenses
Management fee	$1,131,681
Distribution and/or service fees	43,011
Shareholder servicing costs	22,745
Administrative services fee	60,908
Trustees’ compensation	24,155
Custodian fee	142,446
Shareholder communications	10,495
Auditing fees	54,166
Legal fees	8,183
Dividend and interest expense on securities sold short	837
Miscellaneous	24,090
Total expenses		$1,522,717
Net investment income		$2,104,817
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,145 country tax)	$(17,957,785)
Swap transactions	90,952
Securities sold short	(92,335)
Foreign currency transactions	10,381
Net realized gain (loss) on investments and foreign currency transactions		$(17,948,787)
Change in unrealized appreciation (depreciation)
Investments (net of $8,180 increase in deferred country tax)	$58,672,860
Translation of assets and liabilities in foreign currencies	5,859
Net unrealized gain (loss) on investments and foreign currency translation		$58,678,719
Net realized and unrealized gain (loss) on investments and foreign currency		$40,729,932
Change in net assets from operations		$42,834,749

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$2,104,817	$2,350,937
Net realized gain (loss) on investments and foreign currency transactions	(17,948,787)	(34,940,905)
Net unrealized gain (loss) on investments and foreign currency translation	58,678,719	(63,345,052)
Change in net assets from operations	$42,834,749	$(95,935,020)
Distributions declared to shareholders
From net investment income	$(2,477,434)	$(1,473,376)
Change in net assets from fund share transactions	$(25,568,497)	$(46,769,926)
Total change in net assets	$14,788,818	$(144,178,322)
Net assets
At beginning of period	152,870,665	297,048,987
At end of period (including undistributed net investment income of $2,113,538 and $2,476,919, respectively)	$167,659,483	$152,870,665

See Notes to Financial Statements

13

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$13.30	$21.04		$18.73	$17.04	$15.88
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.19		$0.10	$0.13	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	4.03	(7.81)		2.37	1.67	1.16
Total from investment operations	$4.23	$(7.62)		$2.47	$1.80	$1.25
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.12)		$(0.16)	$(0.11)	$(0.09)
Net asset value, end of period	$17.29	$13.30		$21.04	$18.73	$17.04
Total return (%) (k)(s)	32.44	(36.43	)(t)	13.24	10.62	7.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.98	0.87		0.83	0.82	0.83
Expenses excluding short sale dividend and interest expense (f)	0.98	N/A		N/A	N/A	N/A
Net investment income	1.42	1.06		0.48	0.76	0.57
Portfolio turnover	63	144		84	87	92
Net assets at end of period (000 omitted)	$149,758	$134,672		$268,217	$309,757	$366,831

Service Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$13.21	$20.89		$18.60	$16.93	$15.78
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.14		$0.05	$0.09	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.99	(7.76)		2.36	1.65	1.16
Total from investment operations	$4.16	$(7.62)		$2.41	$1.74	$1.21
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.06)		$(0.12)	$(0.07)	$(0.06)
Net asset value, end of period	$17.18	$13.21		$20.89	$18.60	$16.93
Total return (%) (k)(s)	32.03	(36.57	)(t)	12.97	10.32	7.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.23	1.12		1.08	1.07	1.09
Expenses excluding short sale dividend and interest expense (f)	1.23	N/A		N/A	N/A	N/A
Net investment income	1.21	0.81		0.23	0.54	0.33
Portfolio turnover	63	144		84	87	92
Net assets at end of period (000 omitted)	$17,901	$18,199		$28,832	$29,316	$28,039

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.86%.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$82,046,642	$—	$—	$82,046,642
United Kingdom	1,637,026	13,980,387	—	15,617,413
Switzerland	688,633	9,920,547	—	10,609,180
France	2,917,405	6,061,397	—	8,978,802
Germany	3,391,783	5,395,625	—	8,787,408
Japan	2,862,833	4,220,806	—	7,083,639
Netherlands	2,087,538	3,283,647	—	5,371,185
Canada	3,820,490	—	—	3,820,490
China	515,704	2,884,344	—	3,400,048
Other Countries	4,780,585	16,028,523	—	20,809,108
Mutual Funds	825,050	—	—	825,050
Total Investments	$105,573,689	$61,775,276	$—	$167,348,965

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Swap Transactions	Total
Equity Contracts	$(37,131)	$—	$(37,131)
Total Return Contracts	—	90,952	90,952
Total	$(37,131)	$90,952	$53,821

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may hold total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swaps on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2009, this expense amounted to $837. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$2,477,434	$1,473,376

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$152,714,792
Gross appreciation	25,604,275
Gross depreciation	(10,970,102)
Net unrealized appreciation (depreciation)	$14,634,173
Undistributed ordinary income	2,113,538
Capital loss carryforwards	(198,723,339)
Other temporary differences	(41,525)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(145,735,638)
12/31/16	(34,265,726)
12/31/17	(18,721,975)
$(198,723,339)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$2,227,418	$1,382,002
Service Class	250,016	91,374
Total	$2,477,434	$1,473,376

19

MFS Global Research Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75 % of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $22,745, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0403% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,712 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $94,023,002 and $ 117,778,082, respectively.

20

MFS Global Research Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	18,709	$238,415	67,768	$1,131,700
Service Class	150,965	1,652,653	277,614	4,343,879
	169,674	$1,891,068	345,382	$5,475,579
Shares issued to shareholders in reinvestment of distributions
Initial Class	177,767	$2,227,418	66,506	$1,382,002
Service Class	20,049	250,016	4,421	91,374
	197,816	$2,477,434	70,927	$1,473,376
Shares reacquired
Initial Class	(1,657,341)	$(22,985,827)	(2,756,413)	$(48,915,273)
Service Class	(507,104)	(6,951,172)	(284,061)	(4,803,608)
	(2,164,445)	$(29,936,999)	(3,040,474)	$(53,718,881)
Net change
Initial Class	(1,460,865)	$(20,519,994)	(2,622,139)	$(46,401,571)
Service Class	(336,090)	(5,048,503)	(2,026)	(368,355)
	(1,796,955)	$(25,568,497)	(2,624,165)	$(46,769,926)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,237 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	29,272,741	(29,272,641)	100

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,276	$100

21

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

23

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

24

MFS Global Research Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Michael Cantara Jose Luis Garcia

25

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 1st quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

27

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS Global Research Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS INVESTMENT MANAGEMENT

MFS® Technology Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Samsung Electronics Co. Ltd., GDR	6.2%
Oracle Corp.	5.5%
Google, Inc., “A”	5.4%
Hewlett-Packard Co.	4.9%
Apple, Inc.	4.4%
Accenture Ltd., “A”	3.7%
Cisco Systems, Inc.	3.7%
Dell, Inc.	3.5%
THQ, Inc.	3.1%
Parametric Technology Corp.	3.0%

Top five industries (i)
Computer Software-Systems	18.9%
Computer Software	18.1%
Electronics	17.3%
Network & Telecom (s)	9.7%
Business Services	7.3%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(o)	Less than 0.1%.

(s)	Top Five Industry includes both common stocks and securities sold short.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Technology Portfolio (the “fund”) provided a total return of 76.64%, while Service Class shares of the fund provided a total return of 76.43%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index, generated a return of 63.19%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the electronics industry was a key driver for positive performance relative to the Standard & Poor’s North American Technology Sector Index. Holdings of electronics designer and manufacturer Flextronics (b) (Singapore), networking chip maker Marvell Technology Group (b), and electronics maker Samsung Electronics (b) were among the fund’s top contributors. The fund’s ownership in the convertible security of electronic device maker RF Microdevices (h) and the timing of its ownership in put and call options on flash memory storage products maker Sandisk (h) also aided relative results.

Stock selection and, to a lesser extent, an underweighted position in the network and telecom industry boosted relative performance. The fund’s holdings of wireless solutions provider Research In Motion (h) (Canada) and shares of communications networking company Ciena were among the top contributors. Exposure to Research In Motion was achieved through both direct ownership and via call options on the stock. The value of these holdings soared after the wireless-device maker reported strong earnings growth based on solid demand for Blackberry mobile devices.

Stock selection in the computer software industry also bolstered relative results. Business intelligence software maker MicroStrategy and internet software services company Akamai Technologies (h) benefited relative returns over the reporting period. Shares of MicroStrategy climbed as the business intelligence software market remained attractive. The immediate visualization of company performance and associated efficiency improvements led to strong demand for MicroStrategy’s software.

Elsewhere, the debt security of satellite radio services provider Sirius XM Radio (b)(h) also helped relative performance.

Detractors from Performance

Stock selection in the computer systems industry was a detractor from relative returns. Holdings of video game console maker Nintendo (b) (Japan) had a negative impact on relative performance. The share price of Nintendo declined as video game sales, including those of Nintendo’s Wii gaming console, appeared to be slowing more than expected during the weak economy. The fund’s positioning in some call options on network computing infrastructure solutions provider Sun Microsystems (h) also held back relative returns.

3

MFS Technology Portfolio

Management Review – continued

Allocation to the special products industry, which is not represented in the benchmark, negatively affected relative performance. Here, a principal detractor was the fund’s positioning in put options on Semiconductor HOLDRS Trust (b).

Stock selection in the specialty stores industry also hurt relative performance. The timing of our ownership in shares of online retailer Amazon.com and holdings of poor-performing video game retailer Gamestop (b) were among the fund’s top detractors.

Securities in other industries that detracted from relative performance included solar electric power modules manufacturer First Solar (b), mobile phone maker Nokia (b)(h) (Finland), and packaged software company MSC Software (b)(h). The fund’s timing of ownership in shares of silicon wafers maker MEMC Electronic Materials (h) and flash memory products maker STEC (h) also dampened relative results.

Respectfully,

Telis Bertsekas

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life(t)
Initial Class	6/16/00	76.64%	6.19%	(5.77)%
Service Class	8/24/01	76.43%	5.95%	1.23%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	26.46%	0.42%	(1.11)%
Standard & Poor’s North American Technology Sector Index (f)	63.19%	3.75%	(7.39)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from class inception date through the stated period end. The comparative benchmark information provided for “life” periods is from the inception date of the Initial Class. (See Notes to Performance Summary.)

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

5

MFS Technology Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.02%	$1,000.00	$1,274.16	$5.85
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
Service Class	Actual	1.27%	$1,000.00	$1,273.56	$7.28
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.2%
Business Services – 7.3%
Accenture Ltd., “A”	14,600	$605,900
Cognizant Technology Solutions Corp., “A” (a)	3,640	164,892
MasterCard, Inc., “A”	1,650	422,367

		$1,193,159

Computer Software – 17.0%
Adobe Systems, Inc. (a)	9,650	$354,927
Blue Coat Systems, Inc. (a)	10,200	291,108
Cadence Design Systems, Inc. (a)	31,700	189,883
MicroStrategy, Inc., “A” (a)(s)	4,140	389,243
Oracle Corp. (s)	36,700	900,618
Parametric Technology Corp. (a)	29,760	486,278
VeriSign, Inc. (a)	6,900	167,256

		$2,779,313

Computer Software – Systems – 18.9%
3Par, Inc. (a)	11,100	$131,535
Apple, Inc. (a)	3,400	716,924
Compellent Technologies, Inc. (a)	12,340	279,871
Dell, Inc. (a)	39,640	569,230
EMC Corp. (a)	9,600	167,712
Hewlett-Packard Co. (s)	15,630	805,101
Nintendo Co. Ltd.	670	158,834
OpenTable, Inc. (a)	10,260	261,220

		$3,090,427

Consumer Services – 1.7%
Priceline.com, Inc. (a)	1,250	$273,125

Electrical Equipment – 4.0%
Nitto Denko Corp.	4,800	$171,107
Tyco Electronics Ltd.	19,660	482,653

		$653,760

Electronics – 17.3%
First Solar, Inc. (a)	1,300	$176,020
Flextronics International Ltd. (a)	51,710	378,000
Intel Corp.	23,300	475,320
National Semiconductor Corp.	21,010	322,714
PMC-Sierra, Inc. (a)	25,800	223,428
Samsung Electronics Co. Ltd., GDR	2,914	1,004,767
Silicon Laboratories, Inc. (a)	5,100	246,534

		$2,826,783

Entertainment – 1.2%
TiVo, Inc. (a)	18,460	$187,923

Internet – 6.6%
Google, Inc., “A” (a)	1,410	$874,172
Tencent Holdings Ltd.	9,100	196,127

		$1,070,299

Leisure & Toys – 2.1%
THQ, Inc. (a)	68,600	$345,744

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 2.5%
athenahealth, Inc. (a)	3,600	$162,864
Medassets, Inc. (a)	11,400	241,794

		$404,658

Network & Telecom – 10.2%
Ciena Corp. (a)	19,000	$205,960
Cisco Systems, Inc. (a)	25,010	598,739
Fortinet, Inc. (a)	6,720	118,070
Juniper Networks, Inc. (a)	15,400	410,718
Palm, Inc. (a)	15,400	154,616
Tellabs, Inc. (a)	31,600	179,488

		$1,667,591

Specialty Stores – 5.2%
Amazon.com, Inc. (a)	2,000	$269,040
Ctrip.com International Ltd., ADR (a)	3,610	259,415
GameStop Corp., “A” (a)	14,700	322,518

		$850,973

Telephone Services – 2.2%
American Tower Corp., “A” (a)	8,100	$350,001

Total Common Stocks (Identified Cost, $15,331,280)		$15,693,756

CONVERTIBLE BONDS – 3.5%
Computer Software – 1.1%
Verisign, Inc., 3.25%, 2037	$210,000	$186,638

Leisure & Toys – 2.4%
Take-Two Interactive Software, Inc., 4.375%, 2014	$191,000	$224,425
THQ, Inc., 5%, 2014 (z)	174,000	163,125

		$387,550

Total Convertible Bonds (Identified Cost, $522,539)		$574,188

MONEY MARKET FUNDS (v) – 0.9%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	150,561	$150,561

Issuer/Expiration Date/ Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.0%
Palm, Inc. – January 2010 @ $12.50 (Premiums Paid, $17,155) (a)	235	$1,410

PUT OPTIONS PURCHASED – 0.0%
Broadcom Corp. – January 2010 @ $26 (a)	314	$942
Semiconductor HOLDRS Trust – January 2010 @ $26 (a)	251	3,012

Total Put Options Purchased (Premiums Paid, $100,271)		$3,954

Total Investments (Identified Cost, $16,121,806)		$16,423,869

8

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

SECURITIES SOLD SHORT – (0.5)%
Network & Telecom – (0.5)%
Motorola, Inc. (Proceeds Received, $92,826) (a)	(11,500)	$(89,240)

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(16,211)

Net Assets – 100.0%		$16,318,418

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $191,117.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
THQ, Inc., 5%, 2014	7/30/09-12/08/09	$173,633	$163,125
% of Net Assets			1.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $15,971,245)	$16,273,308
Underlying funds, at cost and value	150,561
Total investments, at value (identified cost, $16,121,806)	$16,423,869
Deposits with brokers for securities sold short	$75,180
Receivables for
Investments sold	42,046
Interest and dividends	9,679
Receivable from investment adviser	8,349
Other assets	890
Total assets		$16,560,013
Liabilities
Payables for
Securities sold short, at value (proceeds received, $92,826)	$89,240
Investments purchased	88,531
Fund shares reacquired	20,889
Payable to affiliates
Investment adviser	676
Distribution and/or service fees	25
Administrative services fee	55
Payable for Trustees’ compensation	18
Accrued expenses and other liabilities	42,161
Total liabilities		$241,595
Net assets		$16,318,418
Net assets consist of
Paid-in capital	$36,666,382
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	305,649
Accumulated net realized gain (loss) on investments and foreign currency transactions	(20,653,613)
Net assets		$16,318,418
Shares of beneficial interest outstanding		2,884,326

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$14,542,052	2,563,793	$5.67
Service Class	1,776,366	320,533	5.54

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net Investment loss
Income
Interest	$66,655
Dividends	64,917
Dividends from underlying funds	337
Foreign taxes withheld	(2,714)
Total investment income		$129,195
Expenses
Management fee	$98,116
Distribution and/or service fees	3,609
Administrative services fee	10,000
Trustees' compensation	1,453
Custodian fee	10,989
Shareholder communications	9,268
Auditing fees	54,764
Legal fees	8,163
Dividend and interest expense on securities sold short	5,392
Miscellaneous	11,364
Total expenses		$213,118
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(73,077)
Net expenses		$140,040
Net investment loss		$(10,845)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(892,751)
Written option transactions	10,637
Securities sold short	(28,731)
Foreign currency transactions	(573)
Net realized gain (loss) on investments and foreign currency transactions		$(911,418)
Change in unrealized appreciation (depreciation)
Investments	$7,887,637
Written options	8,786
Securities sold short	21,131
Translation of assets and liabilities in foreign currencies	(902)
Net unrealized gain (loss) on investments and foreign currency translation		$7,916,652
Net realized and unrealized gain (loss) on investments and foreign currency		$7,005,234
Change in net assets from operations		$6,994,389

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment loss	$(10,845)	$(7,210)
Net realized gain (loss) on investments and foreign currency transactions	(911,418)	(3,147,737)
Net unrealized gain (loss) on investments and foreign currency translation	7,916,652	(7,422,362)
Change in net assets from operations	$6,994,389	$(10,577,309)
Change in net assets from fund share transactions	$283,359	$(5,120,880)
Total change in net assets	$7,277,748	$(15,698,189)
Net assets
At beginning of period	9,040,670	24,738,859
At end of period	$16,318,418	$9,040,670

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$3.21		$6.54		$5.44	$4.46	$4.20
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)	$(0.00	)(w)	$(0.02)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.46		(3.33)		1.12	1.01	0.29
Total from investment operations	$2.46		$(3.33)		$1.10	$0.98	$0.26
Net asset value, end of period	$5.67		$3.21		$6.54	$5.44	$4.46
Total return (%) (k)(r)(s)	76.64		(50.92	)(x)	20.22	21.97	6.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.39		1.21	1.34	1.18
Expenses after expense reductions (f)	1.04		1.02		1.00	1.00	1.00
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.00		1.00		N/A	N/A	N/A
Net investment loss	(0.05)		(0.00	)(w)	(0.31)	(0.55)	(0.66)
Portfolio turnover	227		244		249	234	196
Net assets at end of period (000 omitted)	$14,542		$8,051		$21,184	$18,813	$18,978

Service Class	Years ended 12/31
	2009		2008		2007	2006	2005
Net asset value, beginning of period	$3.14		$6.42		$5.35	$4.40	$4.15
Income (loss) from investment operations
Net investment loss (d)	$(0.01)		$(0.02)		$(0.03)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.41		(3.26)		1.10	0.99	0.29
Total from investment operations	$2.40		$(3.28)		$1.07	$0.95	$0.25
Net asset value, end of period	$5.54		$3.14		$6.42	$5.35	$4.40
Total return (%) (k)(r)(s)	76.43		(51.09	)(x)	20.00	21.59	6.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85		1.62		1.46	1.59	1.43
Expenses after expense reductions (f)	1.29		1.27		1.25	1.25	1.25
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.25		1.25		N/A	N/A	N/A
Net investment loss	(0.32)		(0.29)		(0.56)	(0.80)	(0.92)
Portfolio turnover	227		244		249	234	196
Net assets at end of period (000 omitted)	$1,776		$990		$3,555	$3,148	$3,375

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount and ratio was less than 0.01.

(x)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the total returns for the year ended December 31, 2008 would have been lower by approximately 0.58%.

See Notes to Financial Statements

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MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

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Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$13,907,929	$942	$—	$13,908,871
South Korea	—	1,004,767	—	1,004,767
China	259,415	196,127	—	455,542
Japan	171,106	158,834	—	329,940
Corporate Bonds	—	574,188	—	574,188
Mutual Funds	150,561	—	—	150,561
Total Investments	$14,489,011	$1,934,858	$—	$16,423,869
Short Sales	$(89,240)	$—	$—	$(89,240)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

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Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives
		Location on Statement of Assets and Liabilities	Fair Value
Equity Contracts	Equity Options Purchased	Total investments, at value	$5,364

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Total
Equity Contracts	$10,637	$(66,664)	$(56,027)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investments (i.e., Purchased Options)	Total
Equity Contracts	$8,786	$(35,279)	$(26,493)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the

16

MFS Technology Portfolio

Notes to Financial Statements – continued

amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	145	$14,414
Options written	462	35,160
Options closed	(452)	(42,429)
Options expired	(155)	(7,145)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2009, this expense amounted to $5,392. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of

17

MFS Technology Portfolio

Notes to Financial Statements – continued

the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, wash sale loss deferrals and straddle loss deferrals.

The fund declared no distributions for the years ended December 31, 2009 and December 31, 2008.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$16,214,803
Gross appreciation	1,400,008
Gross depreciation	(1,190,942)
Net unrealized appreciation (depreciation)	$209,066
Capital loss carryforwards	(20,518,221)
Other temporary differences	(38,809)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(16,502,070)
12/31/16	(2,853,626)
12/31/17	(1,162,525)
$(20,518,221)

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MFS Technology Portfolio

Notes to Financial Statements – continued

The availability of a portion of the capital loss carryforwards, which were acquired on September 5, 2003, in connection with the Global Telecommunications Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $73,078 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0764% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund

19

MFS Technology Portfolio

Notes to Financial Statements – continued

to Tarantino LLC and Griffin Compliance LLC were $231 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $29,237,730 and $29,062,651, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	645,666	$3,025,207	351,513	$1,843,162
Service Class	96,890	427,795	76,290	414,007
	742,556	$3,453,002	427,803	$2,257,169
Shares reacquired
Initial Class	(592,122)	$(2,766,428)	(1,078,381)	$(5,843,498)
Service Class	(91,390)	(403,215)	(314,656)	(1,534,551)
	(683,512)	$(3,169,643)	(1,393,037)	$(7,378,049)
Net change
Initial Class	53,544	$258,779	(726,868)	$(4,000,336)
Service Class	5,500	24,580	(238,366)	(1,120,544)
	59,044	$283,359	(965,234)	$(5,120,880)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $190 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	6,499,246	(6,348,685)	150,561

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$337	$150,561

20

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

22

MFS Technology Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))
Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

23

MFS Technology Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Telis Bertsekas

24

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and in the 3rd quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

25

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

26

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

27

MFS Technology Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® International Value Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Sanofi-Aventis	3.6%
Nestle S.A.	3.6%
Vodafone Group PLC	3.3%
Roche Holding AG	3.1%
GlaxoSmithKline PLC	2.8%
TOTAL S.A.	2.7%
Kao Corp.	2.5%
Heineken N.V.	2.5%
HSBC Holdings PLC	2.1%
British American Tobacco PLC	2.1%

Equity sectors
Consumer Staples	17.0%
Financial Services	16.3%
Health Care	14.1%
Utilities & Communications	9.8%
Industrial Goods & Services	7.8%
Technology	6.1%
Leisure	5.6%
Energy	5.1%
Special Products & Services	4.3%
Transportation	3.1%
Basic Materials	2.9%
Retailing	2.2%
Autos & Housing	1.3%

Country weightings (w)
United Kingdom	23.2%
Japan	22.0%
Switzerland	12.1%
France	11.4%
Netherlands	8.4%
Germany	6.9%
United States	4.4%
South Korea	2.0%
Sweden	1.5%
Other Countries	8.1%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS International Value Portfolio (the “fund”) provided a total return of 25.37%, while Service Class shares of the fund provided a total return of 25.11%. These compare with a return of 35.06% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of 32.46%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection and an underweighted position in the financial services sector were the primary detractors from performance relative to the MSCI EAFE Value Index. Not holding strong-performing financial services firms Banco Santander (Spain), Commonwealth Bank of Australia (Australia), BNP Paribas (France), and Credit Suisse (Switzerland) were key factors to underperformance. Holdings of banking and financial services firm Sumitomo Mitsui Financial Group (Japan) were among the fund’s top detractors during the reporting period.

An overweighted position in the consumer staples sector was another negative factor for relative performance. Holdings of household and industrial products manufacturer Kao (b) (Japan) and cosmetics manufacturer KOSE (b) (Japan) dampened relative results as both stocks underperformed the benchmark. Shares of Kao fell after the firm reduced its guidance for forecasted annual profit, as Japan’s economic recession worsened and demand for consumer products weakened. The company also announced disappointing earnings results due to slowing sales of cosmetics and industrial chemicals.

Stock selection in the special products and services sector also held back relative results. No individual stocks within this sector were among the fund’s top detractors.

Elsewhere, the fund’s holdings of telecommunications company KDDI Corp. (Japan) and pharmaceutical and diagnostic company Roche Holding (b) (Switzerland) hurt relative returns. Shares of Roche dropped after a setback to its Avastin drug in a clinical trial to treat early-stage colon cancer. A successful trial would have helped expand the market for the drug, which is already the best-selling cancer drug.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS International Value Portfolio

Management Review – continued

Contributors to Performance

Stock selection and an underweighted position in the utilities and communications sector were primary contributors to relative performance. Not holding poor-performing benchmark constituents mobile telecommunications provider NTT DoCoMo (Japan) and voice, data, and internet company France Telecom (France) aided relative returns.

A combination of stock selection and an overweighted position in the technology sector also helped relative returns. Holdings of microchip and electronics manufacturer Samsung Electronics (b) (South Korea) bolstered relative performance as this stock outperformed the benchmark during the reporting period. Shares of Samsung climbed as the company announced it was implementing cost cutting measures to improve earnings.

Stocks in other sectors that were among the fund’s top relative contributors included financial services group DNB Holding (Norway), lock manufacturer ASSA ABLOY (Sweden), paper based packaging company Smurfit Kappa Group (b) (Ireland), banking firm Siam City Bank Public (b) (Thailand), and brewer Heineken (the Netherlands). Shares of Smurfit Kappa rose on early signs of economic improvement and improving conditions in the credit markets, which could enable the company to refinance its debt on more favorable terms. Not holding poor-performing pharmaceutical company Takeda Chemical Industries (Japan) and diversified financial services firm Mitsubishi UFJ Financial Group (Japan) also helped.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	10/02/95	25.37%	6.57%	6.32%	N/A
Service Class	8/24/01	25.11%	6.30%	N/A	8.99%

Comparative benchmarks
MSCI EAFE Value Index (f)		35.06%	3.96%	4.03%	N/A
MSCI EAFE Index (f)		32.46%	4.02%	1.58%	N/A

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS International Value Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.07%	$1,000.00	$1,201.16	$5.94
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
Service Class	Actual	1.32%	$1,000.00	$1,200.33	$7.32
	Hypothetical (h)	1.32%	$1,000.00	$1,018.55	$6.72

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.6%
Aerospace – 1.6%
Cobham PLC	1,086,500	$4,379,558

Alcoholic Beverages – 2.5%
Heineken N.V.	141,880	$6,722,772

Apparel Manufacturers – 0.9%
Compagnie Financiere Richemont S.A.	55,509	$1,857,392
Sanyo Shokai Ltd. (l)	199,400	586,628

		$2,444,020

Broadcasting – 3.4%
Fuji Television Network, Inc.	1,061	$1,463,800
Nippon Television Network Corp.	11,160	1,439,111
Vivendi S.A.	153,631	4,535,446
WPP Group PLC	179,330	1,751,134

		$9,189,491

Brokerage & Asset Managers – 1.4%
Daiwa Securities Group, Inc.	606,000	$3,038,013
Van Lanschot N.V.	12,570	660,697

		$3,698,710

Business Services – 2.8%
Bunzl PLC	188,930	$2,048,183
Nomura Research, Inc.	94,300	1,847,064
USS Co. Ltd.	58,240	3,539,361

		$7,434,608

Chemicals – 1.4%
Givaudan S.A.	4,614	$3,672,051

Computer Software – Systems – 1.8%
Konica Minolta Holdings, Inc.	274,000	$2,810,176
Venture Corp. Ltd.	333,000	2,088,200

		$4,898,376

Conglomerates – 0.8%
Tomkins PLC	688,120	$2,124,412

Construction – 1.3%
Geberit AG	19,164	$3,394,634

Consumer Products – 6.3%
Henkel KGaA, IPS	85,610	$4,457,083
Kao Corp.	288,000	6,725,721
KOSE Corp.	115,200	2,325,927
Reckitt Benckiser Group PLC	62,770	3,402,520

		$16,911,251

Consumer Services – 0.7%
Benesse Corp.	46,600	$1,946,358

Containers – 0.4%
Smurfit Kappa Group PLC (a)	126,638	$1,125,560

Electrical Equipment – 2.6%
Legrand S.A.	84,270	$2,352,682
OMRON Corp.	109,200	1,948,681
Spectris PLC	227,960	2,685,614

		$6,986,977

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.9%
Halma PLC	397,167	$1,546,302
Samsung Electronics Co. Ltd.	4,805	3,281,733
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	251,598	2,878,281

		$7,706,316

Energy – Independent – 0.5%
INPEX Corp.	167	$1,253,414

Energy – Integrated – 4.6%
Royal Dutch Shell PLC, “A”	170,730	$5,154,797
TOTAL S.A.	113,220	7,255,314

		$12,410,111

Food & Beverages – 4.3%
Binggrae Co. Ltd. (a)	11,560	$511,252
Nestle S.A.	198,233	9,630,714
Nong Shim Co. Ltd. (a)	7,054	1,506,422

		$11,648,388

Food & Drug Stores – 0.7%
Lawson, Inc.	43,000	$1,892,951

General Merchandise – 0.2%
Daiei, Inc. (a)	152,700	$524,552

Insurance – 6.1%
Allianz SE	10,020	$1,247,218
Catlin Group Ltd.	316,406	1,737,602
Euler Hermes	12,512	929,557
Hiscox Ltd.	374,349	1,913,998
ING Groep N.V. (a)	271,586	2,625,470
Jardine Lloyd Thompson Group PLC	289,940	2,264,754
Muenchener Ruckvers AG	19,890	3,098,541
SNS REAAL Groep N.V. (a)	136,610	825,939
Zurich Financial Services Ltd.	8,420	1,830,732

		$16,473,811

Leisure & Toys – 0.7%
NAMCO BANDAI Holdings, Inc.	87,100	$828,747
Sankyo Co. Ltd.	18,700	931,637

		$1,760,384

Machinery & Tools – 3.6%
ASSA ABLOY AB, “B”	159,030	$3,045,286
Glory Ltd.	81,100	1,793,805
Neopost S.A. (l)	44,490	3,678,114
Schindler Holding AG	17,300	1,327,190

		$9,844,395

Major Banks – 4.4%
Credit Agricole S.A.	136,868	$2,386,109
HSBC Holdings PLC	496,251	5,663,382
Sumitomo Mitsui Financial Group, Inc.	79,600	2,269,364
UniCredito Italiano S.p.A. (a)	504,905	1,679,506

		$11,998,361

8

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.2%
Smith & Nephew PLC	334,253	$3,432,148
Synthes, Inc.	19,780	2,590,554

		$6,022,702

Network & Telecom – 1.4%
Nokia Oyj	300,500	$3,857,771

Other Banks & Diversified Financials – 3.8%
Anglo Irish Bank Corp. PLC (a)	249,800	$0
Bangkok Bank Public Co. Ltd.	330,100	1,153,469
Chiba Bank Ltd.	166,000	990,624
Dah Sing Financial Holdings Ltd. (a)	197,200	1,087,311
DNB Holding A.S.A. (a)	188,760	2,045,786
Hachijuni Bank Ltd.	169,000	983,141
Joyo Bank Ltd.	169,000	675,020
Sapporo Hokuyo Holdings, Inc.	189,000	683,878
Siam City Bank Public Co. Ltd.	1,319,300	1,157,454
Unione di Banche Italiane ScpA	108,172	1,549,489

		$10,326,172

Pharmaceuticals – 11.9%
Daiichi Sankyo Co. Ltd.	88,700	$1,856,190
GlaxoSmithKline PLC	355,740	7,535,700
Hisamitsu Pharmaceutical Co., Inc.	15,300	492,833
Merck KGaA	36,590	3,417,876
Roche Holding AG	48,910	8,320,382
Sanofi-Aventis	122,880	9,632,159
Santen, Inc.	31,200	998,293

		$32,253,433

Printing & Publishing – 1.5%
Reed Elsevier PLC	281,343	$2,310,324
Wolters Kluwer N.V.	83,400	1,829,238

		$4,139,562

Real Estate – 0.6%
Deutsche Wohnen AG (a)	162,397	$1,559,788

Specialty Chemicals – 1.1%
Shin-Etsu Chemical Co. Ltd.	27,400	$1,544,415
Symrise AG	69,891	1,500,880

		$3,045,295

Specialty Stores – 0.4%
Esprit Holdings Ltd.	159,872	$1,052,197

Telecommunications – Wireless – 5.6%
KDDI Corp.	1,058	$5,579,239
SmarTone Telecommunications Holdings Ltd.	642,000	529,935
Vodafone Group PLC	3,873,710	8,970,353

		$15,079,527

Telephone Services – 3.0%
China Unicom Ltd.	788,000	$1,035,708
Royal KPN N.V.	331,710	5,630,191
Virgin Media, Inc.	88,480	1,489,118

		$8,155,017

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Tobacco – 3.9%
British American Tobacco PLC	173,860	$5,640,123
Japan Tobacco, Inc.	1,145	3,863,412
Swedish Match AB	40,860	893,203

		$10,396,738

Trucking – 3.1%
TNT N.V.	145,930	$4,466,748
Yamato Holdings Co. Ltd.	278,500	3,851,484

		$8,318,232

Utilities – Electric Power – 1.2%
E.ON AG	80,565	$3,363,401

Total Common Stocks (Identified Cost, $280,272,919)		$258,011,296

MONEY MARKET FUNDS (v) – 3.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	9,462,583	$9,462,583

Issuer/Expiration Date/ Strike Price	Number of Contracts

CALL OPTIONS PURCHASED – 0.1%
JPY Currency – November 2010 @ $146.3 (Premiums Paid, $272,366)	7,900,000	$227,552

PUT OPTIONS PURCHASED – 0.1%
JPY Currency – November 2010 @ $97.5 (Premiums Paid, $252,978)	1,145,625,000	$425,027

	Shares/Par

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	882,069	$882,069

Total Investments (Identified Cost, $291,142,915)		$269,008,527

OTHER ASSETS, LESS LIABILITIES – 0.4%		975,718

Net Assets – 100.0%		$269,984,245

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

9

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $281,680,332)	$259,545,944
Underlying funds, at cost and value	9,462,583
Total investments, at value, including $839,258 of securities on loan (identified cost, $291,142,915)	$269,008,527
Foreign currency, at value (identified cost, $13)	$13
Receivables for
Fund shares sold	1,609,063
Interest and dividends	639,491
Other assets	9,979
Total assets		$271,267,073
Liabilities
Payables for
Fund shares reacquired	$209,662
Collateral for securities loaned, at value	882,069
Payable to affiliates
Investment adviser	13,315
Shareholder servicing costs	102
Distribution and/or service fees	2,832
Administrative services fee	511
Payable for Trustees’ compensation	288
Deferred country tax expense payable	73,910
Accrued expenses and other liabilities	100,139
Total liabilities		$1,282,828
Net assets		$269,984,245
Net assets consist of
Paid-in capital	$314,625,989
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $73,910 deferred country tax)	(22,201,122)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(26,846,021)
Undistributed net investment income	4,405,399
Net assets		$269,984,245
Shares of beneficial interest outstanding		18,738,879

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$63,978,135	4,409,323	$14.51
Service Class	206,006,110	14,329,556	14.38

See Notes to Financial Statements

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$8,094,399
Interest	121,893
Dividends from underlying funds	7,411
Foreign taxes withheld	(775,317)
Total investment income		$7,448,386
Expenses
Management fee	$2,128,006
Distribution and/or service fees	452,620
Shareholder servicing costs	35,459
Administrative services fee	94,936
Trustees’ compensation	37,769
Custodian fee	156,324
Shareholder communications	18,764
Auditing fees	57,576
Legal fees	8,195
Miscellaneous	31,459
Total expenses		$3,021,108
Fees paid indirectly	(1)
Net expenses		$3,021,107
Net investment income		$4,427,279
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $64,824 country tax)	$(16,944,148)
Foreign currency transactions	46,136
Net realized gain (loss) on investments and foreign currency transactions		$(16,898,012)
Change in unrealized appreciation (depreciation)
Investments (net of $73,910 increase in deferred country tax)	$69,682,800
Translation of assets and liabilities in foreign currencies	42,272
Net unrealized gain (loss) on investments and foreign currency translation		$69,725,072
Net realized and unrealized gain (loss) on investments and foreign currency		$52,827,060
Change in net assets from operations		$57,254,339

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$4,427,279	$8,045,706
Net realized gain (loss) on investments and foreign currency transactions	(16,898,012)	(9,533,675)
Net unrealized gain (loss) on investments and foreign currency translation	69,725,072	(111,660,634)
Change in net assets from operations	$57,254,339	$(113,148,603)
Distributions declared to shareholders
From net investment income	$(7,654,372)	$(2,993,638)
From net realized gain on investments	—	(19,344,498)
Total distributions declared to shareholders	$(7,654,372)	$(22,338,136)
Change in net assets from fund share transactions	$(16,651,005)	$31,082,596
Total change in net assets	$32,948,962	$(104,404,143)
Net assets
At beginning of period	237,035,283	341,439,426
At end of period (including undistributed net investment income of $4,405,399 and $7,651,180, respectively)	$269,984,245	$237,035,283

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.03	$18.68	$20.02	$17.39	$15.58
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.44	$0.33	$0.39	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(5.94)	1.13	4.54	2.03
Total from investment operations	$2.89	$(5.50)	$1.46	$4.93	$2.30
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.16)	$(0.33)	$(0.24)	$(0.18)
From net realized gain on investments	—	(0.99)	(2.47)	(2.06)	(0.31)
Total distributions declared to shareholders	$(0.41)	$(1.15)	$(2.80)	$(2.30)	$(0.49)
Net asset value, end of period	$14.51	$12.03	$18.68	$20.02	$17.39
Total return (%) (k)(s)	25.37	(31.41)	7.35	29.23	15.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.09	1.05	1.05	1.11	1.13
Net investment income	2.00	2.82	1.67	2.09	1.67
Portfolio turnover	49	44	44	55	46
Net assets at end of period (000 omitted)	$63,978	$57,968	$117,100	$134,008	$108,418

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.91	$18.53	$19.92	$17.32	$15.54
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.39	$0.16	$0.34	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	2.62	(5.87)	1.24	4.53	2.02
Total from investment operations	$2.85	$(5.48)	$1.40	$4.87	$2.24
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.15)	$(0.32)	$(0.21)	$(0.15)
From net realized gain on investments	—	(0.99)	(2.47)	(2.06)	(0.31)
Total distributions declared to shareholders	$(0.38)	$(1.14)	$(2.79)	$(2.27)	$(0.46)
Net asset value, end of period	$14.38	$11.91	$18.53	$19.92	$17.32
Total return (%) (k)(s)	25.11	(31.58)	7.04	28.95	14.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.34	1.30	1.30	1.36	1.39
Net investment income	1.83	2.52	0.87	1.84	1.37
Portfolio turnover	49	44	44	55	46
Net assets at end of period (000 omitted)	$206,006	$179,067	$224,339	$14,973	$10,994

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

14

MFS International Value Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$7,404,875	$55,156,027	$—	$62,560,902
Japan	29,361,951	29,974,467	—	59,336,418
Switzerland	—	32,623,648	—	32,623,648
France	6,030,797	24,738,585	—	30,769,382
Netherlands	7,459,429	15,301,627	—	22,761,056
Germany	9,577,085	9,067,702	—	18,644,787
South Korea	511,252	4,788,155	—	5,299,407
Sweden	—	3,938,489	—	3,938,489
Finland	—	3,857,771	—	3,857,771
Other Countries	9,222,149	9,649,866	—	18,872,015
Mutual Funds	10,344,652	—	—	10,344,652
Total Investments	$79,912,190	$189,096,337	$—	$269,008,527

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(59,992)
Net purchases (sales)	—
Transfers in and/or out of Level 3	59,992
Balance as of 12/31/09	$—

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

15

MFS International Value Portfolio

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives
		Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts	Currency Options Purchased	Total investments, at value	$652,579

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investments (i.e., Purchased Options)
Foreign Exchange Contracts	Currency Options Purchased	$127,235

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$7,654,372	$7,394,194
Long-term capital gain	—	14,943,942
Total distributions	$7,654,372	$22,338,136

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$292,316,528
Gross appreciation	17,698,687
Gross depreciation	(41,006,688)
Net unrealized appreciation (depreciation)	$(23,308,001)
Undistributed ordinary income	4,423,531
Capital loss carryforwards	(25,672,408)
Other temporary differences	(84,866)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(7,444,841)
12/31/17	(18,227,567)
$(25,672,408)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,823,810	$918,018	$—	$5,480,998
Service Class	5,830,562	2,075,620	—	13,863,500
Total	$7,654,372	$2,993,638	$—	$19,344,498

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

18

MFS International Value Portfolio

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $35,459, which equated to 0.0150% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0402% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,260 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $113,559,412 and $137,825,312, respectively.

19

MFS International Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	290,600	$4,072,824	26,115	$403,755
Service Class	2,568,502	29,145,117	3,341,977	55,071,189
	2,859,102	$33,217,941	3,368,092	$55,474,944
Shares issued to shareholders in reinvestment of distributions
Initial Class	173,366	$1,823,810	360,711	$6,399,016
Service Class	557,948	5,830,562	905,632	15,939,120
	731,314	$7,654,372	1,266,343	$22,338,136
Shares reacquired
Initial Class	(874,433)	$(10,178,448)	(1,836,376)	$(28,618,120)
Service Class	(3,832,506)	(47,344,870)	(1,316,816)	(18,112,364)
	(4,706,939)	$(57,523,318)	(3,153,192)	$(46,730,484)
Net change
Initial Class	(410,467)	$(4,281,814)	(1,449,550)	$(21,815,349)
Service Class	(706,056)	(12,369,191)	2,930,793	52,897,945
	(1,116,523)	$(16,651,005)	1,481,243	$31,082,596

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $3,601 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	85,961,608	(76,499,025)	9,462,583

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,411	$9,462,583

20

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

21

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

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MFS International Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

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MFS International Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

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MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $6,771,116. The fund intends to pass through foreign tax credits of $624,387 for the fiscal year.

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MFS International Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS®
INVESTMENT MANAGEMENT

MFS® Blended Research® Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
BRG-ANN

MFS® BLENDED RESEARCH® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Blended Research Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.1%
Google, Inc., “A”	3.2%
Microsoft Corp.	3.0%
Oracle Corp.	2.6%
International Business Machines Corp.	2.3%
Philip Morris International, Inc.	2.3%
Intel Corp.	2.2%
Hewlett-Packard Co.	2.2%
PepsiCo, Inc.	2.2%
Johnson & Johnson	2.1%

Equity sectors
Technology	27.0%
Health Care	15.0%
Consumer Staples	11.7%
Retailing	8.9%
Special Products & Services	5.8%
Industrial Goods & Services	5.8%
Basic Materials	5.7%
Financial Services	5.1%
Leisure	4.3%
Energy	3.5%
Autos & Housing	2.8%
Transportation	2.2%
Utilities & Communications	1.3%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Blended Research Growth Portfolio (the “fund”) provided a total return of 38.42%, while Service Class shares of the fund provided a total return of 38.07%. These compare with a return of 37.21% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Favorable stock selection in the health care sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. The fund’s ownership of strong-performing eye care medical products maker Advanced Medical Optics (h) was a top relative contributor within this sector. Shares of Advanced Medical Optics jumped early in the year on news that Abbott Labs had an interest in acquiring the company.

Strong security selection in the basic materials sector also boosted results relative to the benchmark. Our holdings of commodity chemicals manufacturer Celanese Corp. and agrichemical products company Monsanto (h) had a positive impact on relative performance during the reporting period.

Security selection in the technology sector bolstered relative returns. Standout performers within this sector included computer and personal electronics maker Apple and integrated circuits maker Silicon Laboratories. Shares of Apple climbed as revenues and earnings increased year over year due to strong sales of its popular iPhone and Mac computers.

Individual strong performers in other sectors included online travel agent Priceline.com, casual-dining operator Brinker International (h), custom IT consulting and technology services provider Cognizant Technology Solutions, and engineering, design, construction and maintenance company Shaw Group (h). The timing of our ownership in shares of supplemental health and life insurance provider Aflac Inc. (h) also helped.

Detractors from Performance

A combination of stock selection and an underweighted position in the energy sector detracted from the fund’s relative results. Global integrated energy company Hess was among the fund’s top relative detractors for the reporting period.

Stock selection in the retailing sector was another negative area of relative performance. Not owning strong-performing internet retailer Amazon.com was a key factor in this result.

Several individual securities in other sectors that hindered relative results included for-profit education company Apollo Group, global biotech company Genzyme, defense contractor Lockheed Martin, and electricity provider Allegheny Energy (h). Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. The timing of our ownership in shares of employer-sponsored retirement plan administrator Principal Financial Group (h), industrial manufacturer Caterpillar (h), and education services company ITT Educational Services (h) also hurt relative performance.

3

MFS Blended Research Growth Portfolio

Management Review – continued

The fund’s cash position held back from relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell

Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	38.42%	(8.08)%
Service Class	12/18/07	38.07%	(8.29)%

Comparative benchmark

Russell 1000 Growth Index (f)	37.21%	(7.12)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.60%	$1,000.00	$1,225.22	$3.37
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,224.17	$4.77
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 3.7%
Lockheed Martin Corp.	652	$49,128
Northrop Grumman Corp.	787	43,954
Precision Castparts Corp.	210	23,174
United Technologies Corp.	573	39,772

		$156,028

Apparel Manufacturers – 0.8%
Phillips-Van Heusen Corp.	783	$31,852

Automotive – 1.0%
Johnson Controls, Inc.	1,550	$42,222

Biotechnology – 3.6%
Amgen, Inc. (a)	1,475	$83,441
Genzyme Corp. (a)	630	30,876
Gilead Sciences, Inc. (a)	849	36,745

		$151,062

Brokerage & Asset Managers – 0.3%
TD AMERITRADE Holding Corp. (a)	706	$13,682

Business Services – 3.2%
Cognizant Technology Solutions Corp., “A” (a)	1,392	$63,058
Computer Sciences Corp. (a)	167	9,608
MasterCard, Inc., “A”	121	30,974
Visa, Inc., “A”	364	31,835

		$135,475

Cable TV – 0.5%
Time Warner Cable, Inc.	509	$21,068

Chemicals – 3.5%
3M Co.	717	$59,274
Celanese Corp.	1,566	50,269
Dow Chemical Co.	309	8,538
Ecolab, Inc.	626	27,907

		$145,988

Computer Software – 7.7%
Adobe Systems, Inc. (a)	1,528	$56,200
Microsoft Corp.	4,162	126,899
Oracle Corp.	4,399	107,951
Rovi Corp. (a)	952	30,340

		$321,390

Computer Software – Systems – 9.2%
Apple, Inc. (a)	817	$172,273
Avnet, Inc. (a)	787	23,736
Hewlett-Packard Co.	1,803	92,873
International Business Machines Corp.	745	97,521

		$386,403

Construction – 1.8%
Lennox International, Inc.	806	$31,466
NVR, Inc. (a)	60	42,643

		$74,109

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 3.4%
Kimberly-Clark Corp.	894	$56,957
Procter & Gamble Co.	1,426	86,458

		$143,415

Consumer Services – 2.6%
Apollo Group, Inc., “A” (a)	832	$50,403
Priceline.com, Inc. (a)	276	60,306

		$110,709

Containers – 0.9%
Owens-Illinois, Inc. (a)	1,158	$38,063

Electrical Equipment – 1.1%
Cooper Industries PLC	297	$12,664
Danaher Corp.	419	31,509

		$44,173

Electronics – 4.4%
Intel Corp.	4,554	$92,902
Jabil Circuit, Inc.	600	10,422
Marvell Technology Group Ltd. (a)	1,448	30,046
National Semiconductor Corp.	1,406	21,596
Silicon Laboratories, Inc. (a)	595	28,762

		$183,728

Energy – Integrated – 2.6%
Exxon Mobil Corp.	685	$46,710
Hess Corp.	696	42,108
Marathon Oil Corp.	687	21,448

		$110,266

Food & Beverages – 5.1%
Archer Daniels Midland Co.	1,250	$39,138
Coca-Cola Co.	655	37,335
General Mills, Inc.	656	46,451
PepsiCo, Inc.	1,512	91,930

		$214,854

Food & Drug Stores – 0.6%
Kroger Co.	1,239	$25,437

Gaming & Lodging – 1.1%
Las Vegas Sands Corp. (a)	909	$13,580
Royal Caribbean Cruises Ltd. (a)	1,316	33,268

		$46,848

General Merchandise – 3.5%
Macy’s, Inc.	2,348	$39,352
Target Corp.	692	33,472
Wal-Mart Stores, Inc.	1,420	75,899

		$148,723

Health Maintenance Organizations – 0.5%
WellPoint, Inc. (a)	385	$22,442

7

MFS Blended Research Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 2.2%
Allied World Assurance Co. Holdings Ltd.	319	$14,696
MetLife, Inc.	1,064	37,612
Prudential Financial, Inc.	814	40,505

		$92,813

Internet – 3.2%
Google, Inc., “A” (a)	218	$135,156

Leisure & Toys – 1.2%
Activision Blizzard, Inc. (a)	3,392	$37,685
Hasbro, Inc.	380	12,183

		$49,868

Machinery & Tools – 1.0%
Eaton Corp.	669	$42,562

Major Banks – 1.6%
Bank of New York Mellon Corp.	563	$15,747
Goldman Sachs Group, Inc.	294	49,639

		$65,386

Medical & Health Technology & Services – 2.1%
McKesson Corp.	750	$46,875
Medco Health Solutions, Inc. (a)	640	40,902

		$87,777

Medical Equipment – 4.4%
Medtronic, Inc.	1,844	$81,099
St. Jude Medical, Inc. (a)	467	17,176
Thermo Fisher Scientific, Inc. (a)	842	40,155
Waters Corp. (a)	754	46,718

		$185,148

Network & Telecom – 1.9%
Cisco Systems, Inc. (a)	2,629	$62,938
QUALCOMM, Inc.	338	15,636

		$78,574

Oil Services – 0.9%
Noble Corp.	414	$16,850
Transocean, Inc. (a)	246	20,369

		$37,219

Other Banks & Diversified Financials – 1.0%
American Express Co.	459	$18,599
People’s United Financial, Inc.	1,523	25,434

		$44,033

Personal Computers & Peripherals – 0.6%
NetApp, Inc. (a)	768	$26,412

Pharmaceuticals – 4.4%
Abbott Laboratories	1,469	$79,311
Johnson & Johnson	1,380	88,886
Merck & Co., Inc.	471	17,210

		$185,407

Railroad & Shipping – 1.0%
Union Pacific Corp.	640	$40,896

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.5%
Darden Restaurants, Inc.	1,245	$43,662
McDonald’s Corp.	300	18,732

		$62,394

Specialty Chemicals – 1.3%
Air Products & Chemicals, Inc.	303	$24,561
Praxair, Inc.	382	30,678

		$55,239

Specialty Stores – 4.0%
Advance Auto Parts, Inc.	592	$23,964
Limited Brands, Inc.	1,497	28,802
Nordstrom, Inc.	1,311	49,267
Staples, Inc.	1,276	31,377
Tiffany & Co.	771	33,153

		$166,563

Tobacco – 3.2%
Altria Group, Inc.	1,902	$37,336
Philip Morris International, Inc.	1,975	95,175

		$132,511

Trucking – 1.2%
United Parcel Service, Inc., “B”	894	$51,289

Utilities – Electric Power – 1.3%
PPL Corp.	983	$31,761
Public Service Enterprise Group, Inc.	629	20,914

		$52,675

Total Common Stocks (Identified Cost, $3,910,309)		$4,159,859

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	64,225	$64,225

Total Investments (Identified Cost, $3,974,534)		$4,224,084

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(23,619)

Net Assets – 100.0%		$4,200,465

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $3,910,309)	$4,159,859
Underlying funds, at cost and value	64,225
Total investments, at value (identified cost, $3,974,534)	$4,224,084
Receivables for
Dividends	$5,577
Receivable from investment adviser	1,719
Other assets	325
Total assets		$4,231,705
Liabilities
Payable to affiliates
Investment adviser	$140
Shareholder servicing costs	2
Distribution and/or service fees	29
Administrative services fee	55
Payable for Trustees’ compensation	4
Accrued expenses and other liabilities	31,010
Total liabilities		$31,240
Net assets		$4,200,465
Net assets consist of
Paid-in capital	$5,071,795
Unrealized appreciation (depreciation) on investments	249,550
Accumulated net realized gain (loss) on investments	(1,120,880)
Net assets		$4,200,465
Shares of beneficial interest outstanding		510,174

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,105,573	255,817	$8.23
Service Class	2,094,892	254,357	8.24

See Notes to Financial Statements

9

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$66,391
Interest	8
Dividends from underlying funds	92
Total investment income		$66,491
Expenses
Management fee	$20,975
Distribution and/or service fees	4,362
Shareholder servicing costs	520
Administrative services fee	10,000
Trustees’ compensation	488
Custodian fee	3,140
Shareholder communications	5,811
Auditing fees	42,481
Legal fees	8,163
Miscellaneous	8,238
Total expenses		$104,178
Reduction of expenses by investment adviser	(78,789)
Net expenses		$25,389
Net investment income		$41,102
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)	$(541,369)
Change in unrealized appreciation (depreciation) on investments	$1,662,199
Net realized and unrealized gain (loss) on investments		$1,120,830
Change in net assets from operations		$1,161,932

See Notes to Financial Statements

10

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$41,102	$29,447
Net realized gain (loss) on investments	(541,369)	(579,511)
Net unrealized gain (loss) on investments	1,662,199	(1,466,978)
Change in net assets from operations	$1,161,932	$(2,017,042)
Distributions declared to shareholders
From net investment income	$(41,102)	$(29,447)
From tax return of capital	(102)	(42)
Total distributions declared to shareholders	$(41,204)	$(29,489)
Change in net assets from fund share transactions	$41,204	$29,489
Total change in net assets	$1,161,932	$(2,017,042)
Net assets
At beginning of period	3,038,533	5,055,575
At end of period	$4,200,465	$3,038,533

See Notes to Financial Statements

11

MFS Blended Research Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009		2008		2007 (c)
Net asset value, beginning of period	$6.01		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.07		$0.00	(w)
Net realized and unrealized gain (loss) on investments	2.22		(4.10)		0.11
Total from investment operations	$2.31		$(4.03)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.07)		$(0.00	)(w)
From tax return of capital	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.09)		$(0.07)		$(0.00	)(w)
Net asset value, end of period	$8.23		$6.01		$10.11
Total return (%) (k)(r)(s)	38.42		(39.84)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.85		2.87		10.74	(a)
Expenses after expense reductions (f)	0.60		0.60		0.60	(a)
Net investment income	1.30		0.83		0.81	(a)
Portfolio turnover	74		50		0
Net assets at end of period (000 omitted)	$2,106		$1,521		$2,528

See Notes to Financial Statements

12

MFS Blended Research Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2009		2008		2007 (c)
Net asset value, beginning of period	$6.02		$10.11		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07		$0.05		$0.00	(w)
Net realized and unrealized gain (loss) on investments	2.22		(4.09)		0.11
Total from investment operations	$2.29		$(4.04)		$0.11
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.05)		$(0.00	)(w)
From tax return of capital	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total distributions declared to shareholders	$(0.07)		$(0.05)		$(0.00	)(w)
Net asset value, end of period	$8.24		$6.02		$10.11
Total return (%) (k)(r)(s)	38.07		(39.96)		1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.10		3.12		10.99	(a)
Expenses after expense reductions (f)	0.85		0.85		0.85	(a)
Net investment income	1.05		0.58		0.56	(a)
Portfolio turnover	74		50		0
Net assets at end of period (000 omitted)	$2,095		$1,517		$2,528

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Blended Research Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes

14

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,159,859	$—	$—	$4,159,859
Mutual Funds	64,225	—	—	64,225
Total Investments	$4,224,084	$—	$—	$4,224,084

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

15

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2009, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$41,102	$29,447
Tax return of capital (b)	102	42
Total distributions	$41,204	$29,489

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$3,974,534
Gross appreciation	482,026
Gross depreciation	(232,476)
Net unrealized appreciation (depreciation)	$249,550
Capital loss carryforwards	(1,098,438)
Post-October capital loss deferral	(22,442)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$ (255,285)
12/31/17	(843,153)
$(1,098,438)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$22,774	$17,352	$51	$11
Service Class	18,328	12,095	51	31
Total	$41,102	$29,447	$102	$42

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009 this reduction amounted to $78,789 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

16

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $520, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.2858% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $62 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2009, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,631,094 and $2,547,026, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,743	$22,825	2,989	$17,363
Service Class	2,207	18,379	2,087	12,126
	4,950	$41,204	5,076	$29,489

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In

17

MFS Blended Research Growth Portfolio

Notes to Financial Statements – continued

addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $50 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	201,427	(137,202)	64,225

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$92	$64,225

18

MFS Blended Research Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of MFS Blended Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Blended Research Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

20

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))
Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

21

MFS Blended Research Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

22

MFS Blended Research Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for the one-year period ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over the one year period ended December 31, 2008. (The Fund commenced operations in December 2007.) The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-year period. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

23

MFS Blended Research Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund was still too small to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Blended Research Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS Blended Research Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Blended Research® Value Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
BRV-ANN

MFS® BLENDED RESEARCH® VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.9%
JPMorgan Chase & Co.	3.5%
AT&T, Inc.	3.1%
Chevron Corp.	2.9%
Pfizer, Inc.	2.6%
Wells Fargo & Co.	2.5%
Bank of America Corp.	2.5%
General Electric Co.	2.0%
American Express Co.	1.9%
Goldman Sachs Group, Inc.	1.8%

Equity sectors
Financial Services	24.3%
Energy	16.1%
Utilities & Communications	15.6%
Health Care	8.5%
Industrial Goods & Services	7.7%
Leisure	6.8%
Basic Materials	4.8%
Consumer Staples	4.4%
Retailing	3.2%
Autos & Housing	2.8%
Technology	2.1%
Transportation	1.7%
Special Products & Services	1.1%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Blended Research Value Portfolio (the “fund”) provided a total return of 20.90%, while Service Class shares of the fund provided a total return of 20.64%. These compare with a return of 19.69% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the utilities and communications sector boosted performance relative to the Russell 1000 Value Index. Our overweighted position in strong-performing entertainment and communications company Virgin Media was the principal driver in this sector.

Stock selection in the consumer staples sector was another positive factor for relative performance. Holdings of soft-drink company The Pepsi Bottling Group, Inc. (h) were among the fund’s top contributors during the reporting period.

Stock selection in the financial services sector also boosted relative results. Our underweighted position and the timing of our transactions in financial services firm Citigroup benefited relative performance since, unlike the benchmark, we avoided much of the negative impact of the stock’s price decline. The timing of our ownership in financial services firm Wells Fargo, and our overweighted positions in investment banking firm Goldman Sachs and real estate firm Mack-Cali Realty, also helped. Shares of Goldman Sachs climbed as the environment for fixed income trading improved and mergers and acquisitions activity increased.

Stocks in other sectors that were among the fund’s top contributors included computer hard drive maker Western Digital, cruise line operator Royal Caribbean Cruises, and packing solutions provider MeadWestvaco. During the early part of the reporting period, holdings of pharmaceutical company Schering-Plough (h) bolstered relative performance. Shares of Schering-Plough rose after rival Merck announced plans to merge the company in a stock and cash deal that further consolidated the pharmaceutical industry.

Detractors from Performance

Stock selection in the energy sector was the primary detractor from relative performance. An overweighted position in integrated gas and oil company Exxon Mobil held back results as this stock underperformed the benchmark during the reporting period.

Elsewhere, holdings of financial services firm Bank of America, health insurance company UnitedHealth Group (h), grocery retailer SUPERVALU (h), banking firm Sun Trust Bank (h), and electric power generator American Electric Power (h) were among the fund’s top detractors. The timing of our transactions in financial services firm Morgan Stanley and wireless services provider Sprint Nextel also dampened relative performance as the fund missed much of the stock’s positive price gains during the reporting

3

MFS Blended Research Value Portfolio

Management Review – continued

period. Not holding auto maker Ford Motor Company and precious metals company Freeport-McMoRan Copper & Gold, both strong-performing benchmark constituents, also hurt relative returns.

Respectfully,

Jonathan Sage

Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	12/18/07	20.90%	(10.43)%
Service Class	12/18/07	20.64%	(10.67)%

Comparative benchmark
Russell 1000 Value Index (f)		19.69%	(12.08)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.60%	$1,000.00	$1,220.39	$3.36
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,219.73	$4.76
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 2.4%
Lockheed Martin Corp.	400	$30,133
Northrop Grumman Corp.	1,160	64,786

		$94,919

Airlines – 0.4%
Copa Holdings S.A., “A”	320	$17,430

Apparel Manufacturers – 0.4%
Phillips-Van Heusen Corp.	350	$14,238

Automotive – 1.1%
Johnson Controls, Inc.	1,020	$27,785
TRW Automotive Holdings Corp. (a)	620	14,806

		$42,591

Biotechnology – 0.2%
Amgen, Inc. (a)	170	$9,617

Broadcasting – 1.6%
Time Warner, Inc.	1,793	$52,248
Walt Disney Co.	350	11,288

		$63,536

Business Services – 0.3%
Western Union Co.	700	$13,195

Cable TV – 1.4%
Comcast Corp., “A”	1,110	$18,715
Time Warner Cable, Inc.	909	37,624

		$56,339

Chemicals – 2.8%
3M Co.	380	$31,415
Celanese Corp.	720	23,112
Dow Chemical Co.	830	22,933
PPG Industries, Inc.	590	34,539

		$111,999

Computer Software – Systems – 0.3%
Avnet, Inc. (a)	400	$12,064

Construction – 1.7%
Lennox International, Inc.	620	$24,205
Mohawk Industries, Inc. (a)	220	10,472
NVR, Inc. (a)	46	32,693

		$67,370

Consumer Products – 1.2%
Kimberly-Clark Corp.	320	$20,387
Newell Rubbermaid, Inc.	1,280	19,213
Procter & Gamble Co.	110	6,669

		$46,269

Consumer Services – 0.8%
Apollo Group, Inc., “A” (a)	400	$24,232
Service Corp. International	1,130	9,255

		$33,487

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Containers – 0.3%
Owens-Illinois, Inc. (a)	430	$14,134

Electrical Equipment – 3.3%
General Electric Co.	5,270	$79,735
Tyco Electronics Ltd.	1,290	31,670
WESCO International, Inc. (a)	760	20,528

		$131,933

Electronics – 1.2%
Marvell Technology Group Ltd. (a)	790	$16,393
Micron Technology, Inc. (a)	1,640	17,318
National Semiconductor Corp.	1,000	15,360

		$49,071

Energy – Independent – 2.6%
Anadarko Petroleum Corp.	320	$19,974
Apache Corp.	390	40,236
Occidental Petroleum Corp.	120	9,762
XTO Energy, Inc.	740	34,432

		$104,404

Energy – Integrated – 11.5%
Chevron Corp.	1,500	$115,485
ConocoPhillips	580	29,621
Exxon Mobil Corp.	2,860	195,023
Hess Corp.	1,090	65,945
Marathon Oil Corp.	1,610	50,264

		$456,338

Engineering – Construction – 0.2%
Fluor Corp.	170	$7,657

Food & Beverages – 2.5%
Archer Daniels Midland Co.	1,200	$37,572
Coca-Cola Co.	200	11,400
General Mills, Inc.	390	27,616
Kraft Foods, Inc.,”A”	810	22,016

		$98,604

Forest & Paper Products – 0.6%
MeadWestvaco Corp.	860	$24,622

Gaming & Lodging – 1.1%
Las Vegas Sands Corp. (a)	830	$12,400
Royal Caribbean Cruises Ltd. (a)	1,200	30,336

		$42,736

General Merchandise – 0.9%
Macy’s, Inc.	2,190	$36,704

Health Maintenance Organizations – 1.1%
Coventry Health Care, Inc. (a)	460	$11,173
WellPoint, Inc. (a)	550	32,060

		$43,233

7

MFS Blended Research Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 5.8%
Aflac, Inc.	330	$15,263
Allied World Assurance Co. Holdings Ltd.	360	16,585
Chubb Corp.	570	28,033
Endurance Specialty Holdings Ltd.	640	23,827
MetLife, Inc.	1,310	46,309
Prudential Financial, Inc.	990	49,262
Travelers Cos., Inc.	1,010	50,359

		$229,638

Leisure & Toys – 1.2%
Activision Blizzard, Inc. (a)	2,690	$29,886
Hasbro, Inc.	560	17,954

		$47,840

Machinery & Tools – 1.4%
Eaton Corp.	430	$27,357
Timken Co.	1,170	27,741

		$55,098

Major Banks – 13.4%
Bank of America Corp.	6,552	$98,673
Bank of New York Mellon Corp.	1,100	30,767
Goldman Sachs Group, Inc.	420	70,913
JPMorgan Chase & Co.	3,330	138,761
Morgan Stanley	950	28,120
PNC Financial Services Group, Inc.	700	36,953
Regions Financial Corp.	3,350	17,722
State Street Corp.	270	11,756
Wells Fargo & Co.	3,760	101,482

		$535,147

Medical & Health Technology & Services – 2.1%
AmerisourceBergen Corp.	620	$16,163
Lincare Holdings, Inc. (a)	840	31,181
McKesson Corp.	580	36,250

		$83,594

Metals & Mining – 0.5%
Cliffs Natural Resources, Inc.	480	$22,123

Natural Gas – Distribution – 1.8%
Questar Corp.	870	$36,166
Sempra Energy	610	34,148

		$70,314

Natural Gas – Pipeline – 1.7%
El Paso Corp.	1,970	$19,365
Williams Cos., Inc.	2,210	46,587

		$65,952

Oil Services – 2.0%
Halliburton Co.	1,590	$47,843
Schlumberger Ltd.	130	8,462
Smith International, Inc.	800	21,736

		$78,041

Other Banks & Diversified Financials – 2.9%
American Express Co.	1,830	$74,152

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Citigroup, Inc.	2,540	$8,407
New York Community Bancorp, Inc.	2,180	31,632

		$114,191

Personal Computers & Peripherals – 0.6%
Western Digital Corp. (a)	510	$22,517

Pharmaceuticals – 5.1%
Eli Lilly & Co.	520	$18,569
Johnson & Johnson	1,100	70,851
Merck & Co., Inc.	290	10,597
Pfizer, Inc.	5,700	103,683

		$203,700

Pollution Control – 0.4%
Republic Services, Inc.	562	$15,910

Printing & Publishing – 0.9%
Lamar Advertising Co., “A” (a)	1,110	$34,510

Railroad & Shipping – 0.9%
CSX Corp.	730	$35,398

Real Estate – 2.2%
Annaly Mortgage Management, Inc., REIT	1,200	$20,820
Equity Residential, REIT	850	28,713
Mack-Cali Realty Corp., REIT	1,110	38,373

		$87,906

Restaurants – 0.6%
Darden Restaurants, Inc.	700	$24,549

Specialty Chemicals – 0.6%
Cytec Industries, Inc.	660	$24,037

Specialty Stores – 1.9%
Home Depot, Inc.	1,410	$40,791
Limited Brands, Inc.	1,050	20,202
Staples, Inc.	560	13,770

		$74,763

Telecommunications – Wireless – 0.4%
Sprint Nextel Corp. (a)	4,530	$16,580

Telephone Services – 6.1%
AT&T, Inc.	4,380	$122,771
CenturyTel, Inc.	1,297	46,964
Verizon Communications, Inc.	850	28,161
Virgin Media, Inc.	2,690	45,273

		$243,169

Tobacco – 0.7%
Philip Morris International, Inc.	240	$11,566
Reynolds American, Inc.	320	16,950

		$28,516

Trucking – 0.4%
FedEx Corp.	210	$17,525

Utilities – Electric Power – 5.6%
AES Corp. (a)	2,410	$32,077
American Electric Power Co., Inc.	720	25,049

8

MFS Blended Research Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Constellation Energy Group, Inc.	1,190	$41,852
Dominion Resources, Inc.	800	31,136
Edison International	520	18,086
PG&E Corp.	1,210	54,027
Public Service Enterprise Group, Inc.	680	22,610

		$224,837

Total Common Stocks (Identified Cost, $4,169,693)		$3,948,345

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	57,659	$57,659

Total Investments (Identified Cost, $4,227,352)		$4,006,004

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(22,878)

Net Assets – 100.0%		$3,983,126

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $4,169,693)	$3,948,345
Underlying funds, at cost and value	57,659
Total investments, at value (identified cost, $4,227,352)	$4,006,004
Receivables for
Dividends	$4,759
Receivable from investment adviser	3,023
Other assets	320
Total assets		$4,014,106
Liabilities
Payable to affiliates
Investment adviser	$132
Shareholder servicing costs	2
Distribution and/or service fees	27
Administrative services fee	56
Payable for Trustees’ compensation	5
Accrued expenses and other liabilities	30,758
Total liabilities		$30,980
Net assets		$3,983,126
Net assets consist of
Paid-in capital	$5,157,668
Unrealized appreciation (depreciation) on investments	(221,348)
Accumulated net realized gain (loss) on investments	(953,194)
Net assets		$3,983,126
Shares of beneficial interest outstanding		524,867

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,996,629	263,169	$7.59
Service Class	1,986,497	261,698	7.59

See Notes to Financial Statements

10

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$93,940
Interest	29
Dividends from underlying funds	94
Total investment income		$94,063
Expenses
Management fee	$20,251
Distribution and/or service fees	4,212
Shareholder servicing costs	503
Administrative services fee	10,000
Trustees’ compensation	526
Custodian fee	3,116
Shareholder communications	5,817
Auditing fees	42,481
Legal fees	8,163
Miscellaneous	8,997
Total expenses		$104,066
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(79,547)
Net expenses		$24,517
Net investment income		$69,546
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)		$(400,738)
Change in unrealized appreciation (depreciation) on investments		$1,015,945
Net realized and unrealized gain (loss) on investments		$615,207
Change in net assets from operations		$684,753

See Notes to Financial Statements

11

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$69,546	$83,563
Net realized gain (loss) on investments	(400,738)	(552,456)
Net unrealized gain (loss) on investments	1,015,945	(1,270,704)
Change in net assets from operations	$684,753	$(1,739,597)
Distributions declared to shareholders
From net investment income	$(69,546)	$(83,563)
From tax return of capital	(2,958)	(7,840)
Total distributions declared to shareholders	$(72,504)	$(91,403)
Change in net assets from fund share transactions	$72,504	$91,403
Total change in net assets	$684,753	$(1,739,597)
Net assets
At beginning of period	3,298,373	5,037,970
At end of period	$3,983,126	$3,298,373

See Notes to Financial Statements

12

MFS Blended Research Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007 (c)
Net asset value, beginning of period	$6.40	$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.18	$0.01
Net realized and unrealized gain (loss) on investments	1.20	(3.66)	0.07
Total from investment operations	$1.34	$(3.48)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.01)
From net realized gain on investments	—	—	(0.00	)(w)
From tax return of capital	(0.01)	(0.02)	(0.00	)(w)
Total distributions declared to shareholders	$(0.15)	$(0.19)	$(0.01)
Net asset value, end of period	$7.59	$6.40	$10.07
Total return (%) (k)(r)(s)	20.90	(34.44)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.96	2.79	10.80	(a)
Expenses after expense reductions (f)	0.60	0.60	0.60	(a)
Net investment income	2.17	2.10	2.22	(a)
Portfolio turnover	50	49	0
Net assets at end of period (000 omitted)	$1,997	$1,651	$2,519
See Notes to Financial Statements

13

MFS Blended Research Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2009		2008	2007 (c)

Net asset value, beginning of period	$6.40		$10.07	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.16	$0.01
Net realized and unrealized gain (loss) on investments	1.19		(3.66)	0.07
Total from investment operations	$1.32		$(3.50)	$0.08
Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.16)	$(0.01)
From net realized gain on investments	—		—	(0.00	)(w)
From tax return of capital	(0.00	)(w)	(0.01)	(0.00	)(w)
Total distributions declared to shareholders	$(0.13)		$(0.17)	$(0.01)
Net asset value, end of period	$7.59		$6.40	$10.07
Total return (%) (k)(r)(s)	20.64		(34.66)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.21		3.04	11.05	(a)
Expenses after expense reductions (f)	0.85		0.85	0.85	(a)
Net investment income	1.95		1.85	1.97	(a)
Portfolio turnover	50		49	0
Net assets at end of period (000 omitted)	$1,986		$1,647	$2,519

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

14

MFS Blended Research Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,948,345	$—	$—	$3,948,345
Mutual Funds	57,659	—	—	57,659
Total Investments	$4,006,004	$—	$—	$4,006,004

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to

16

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$69,546	$83,563
Tax return of capital (a)	2,958	7,840
Total distributions	$72,504	$91,403

(a)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$4,231,657
Gross appreciation	316,624
Gross depreciation	(542,277)
Net unrealized appreciation (depreciation)	$(225,653)
Capital loss carryforwards	(946,638)
Post-October capital loss deferral	(2,251)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(387,449)
12/31/17	(559,189)
$(946,638)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$36,943	$44,203	$1,482	$4,147
Service Class	32,603	39,360	1,476	3,693
Total distributions	$69,546	$83,563	$2,958	$7,840

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

17

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual operating expenses of the fund do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $79,547 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $503, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.2961% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $60 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 18, 2007, MFS purchased 250,000 shares of both the Initial Class and Service Class for an aggregate amount of $5,000,000. At December 31, 2009, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,780,675 and $1,666,993, respectively.

18

MFS Blended Research Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	5,009	$38,425	7,901	$48,350
Service Class	4,438	34,079	7,023	43,053
	9,447	$72,504	14,924	$91,403

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $49 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	245,454	(187,795)	57,659

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$94	$57,659

19

MFS Blended Research Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholder of

MFS Blended Research Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Blended Research Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

21

MFS Blended Research Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS Blended Research Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jonathan Sage

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MFS Blended Research Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for the one-year period ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over the one year period ended December 31, 2008. (The Fund commenced operations in December 2007.) The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-year period. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

24

MFS Blended Research Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Fund was still too small to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Blended Research Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Blended Research Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.4%
Oracle Corp.	1.8%
Google, Inc., “A”	1.8%
Accenture Ltd., “A”	1.7%
MasterCard, Inc., “A”	1.6%
Cisco Systems, Inc.	1.6%
Johnson & Johnson	1.5%
Procter & Gamble Co.	1.5%
TOTAL S.A.	1.5%
Halliburton Co.	1.5%

Equity sectors
Health Care	16.5%
Financial Services	14.0%
Technology	13.6%
Consumer Staples	13.0%
Retailing	8.1%
Energy	7.4%
Special Products & Services	7.2%
Basic Materials	6.8%
Industrial Goods & Services	4.3%
Leisure	4.0%
Utilities & Communications	3.8%

Country weightings (w)
United States	42.9%
Switzerland	9.6%
United Kingdom	8.7%
France	7.4%
Japan	6.4%
Germany	5.4%
China	2.0%
Taiwan	1.8%
Brazil	1.8%
Other Countries	14.0%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Global Growth Portfolio (the “fund”) provided a total return of 39.81%, while Service Class shares of the fund provided a total return of 39.43%. These returns compare with a return of 38.10% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Growth Index. The fund’s other benchmark, the MSCI World Growth Index, generated a return of 33.85%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the retailing sector was the primary contributor to performance relative to the MSCI All Country World Growth Index. Overweighted positions in export trading company Li & Fung (Hong Kong) and luxury goods company LVMH Moët Hennessy Louis Vuitton (France) aided relative results as these stocks outperformed the benchmark during the reporting period. The stock price of Li & Fung, a major supplier of toys and clothing products to large discount retailers such as Wal-Mart and Target, climbed as the company benefited from significant market share gains as the recession pressured consumers to shop for less expensive goods. Shares of Louis Vuitton rose due to increased sales of its fashion division, highlighting the resilience of the brand. Sales of its handbags and leather goods were strong in emerging market countries during the period. Not owning retail giant Wal-Mart also helped.

Stock selection in the special products and services sector aided relative performance. Holdings of technology consulting firm Infosys (India) and shipyard operator Keppel (h) (Singapore) were among the fund’s top relative contributors during the reporting period. We believe that shares of Keppel rose as investors anticipated that customer demand for deepwater oil rigs would increase amid improving economic conditions.

Stock selection in the consumer staples sector was another positive factor for relative results. Holdings of brewer Companhia de Bebidas das Americas (Brazil) and personal hygiene products maker Hengan International Group (h) (Hong Kong) benefited relative performance as both stocks significantly outperformed the benchmark. Shares of Hengan gained as key input costs (pulp and petrochemicals) declined and the market responded favorably to the company’s announced acquisition of snack food manufacturer Qin Qin.

Elsewhere, holdings of wireless solutions provider Research In Motion (h) (Canada), advertising and marketing firm WPP Group (b) (United Kingdom), and oil and gas exploration and production company Petroleo Brasileiro (Brazil) were among the fund’s top relative contributors.

Detractors from Performance

Stock selection in the energy sector was the primary detractor from relative performance. The fund’s overweighted position in poor-performing oil and gas exploration company INPEX (Japan) held back relative results. Shares of INPEX fell as the recession sapped demand for crude oil and natural gas leading to a decline in profits.

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MFS Global Growth Portfolio

Management Review – continued

Stock selection in the basic materials sector was another negative factor for relative results. Holdings of pallets and container manufacturer Brambles (h) (Australia) and not holding strong-performing iron ore miner Companhia Vale do Rio Doce (Brazil) dampened relative performance.

Stocks in other sectors that were among the fund’s top detractors included financial services company Erste Group Bank (b)(h) (Austria), global biotech company Genzyme, and mobile phone makers Nokia (Finland) and NTT DoCoMo (h) (Japan). Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down the facility to mitigate a viral infection in one of its bioreactors. The timing of our transactions in financial services firms, State Street (h) and Daiwa Securities, also detracted from relative performance as we did not participate significantly in the stock price increases these benchmark constituents enjoyed later in the reporting period.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective January 12, 2010, David Antonelli became a co-manager of the fund. Previously, the fund was co-managed by Barry Dargan.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/16/93	39.81%	4.55%	0.97%	N/A
Service Class	8/24/01	39.43%	4.28%	N/A	5.17%

Comparative benchmarks
MSCI All Country World Growth Index (f)		38.10%	3.75%	(1.63)%	N/A
MSCI World Growth Index (f)		33.85%	2.90%	(2.23)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

MSCI World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Global Growth Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.23%	$1,000.00	$1,262.93	$7.02
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
Service Class	Actual	1.48%	$1,000.00	$1,261.25	$8.44
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 0.9%
United Technologies Corp.	11,090	$769,760

Alcoholic Beverages – 1.8%
Companhia de Bebidas das Americas, ADR	6,500	$657,085
Pernod Ricard S.A.	9,468	813,149

		$1,470,234

Apparel Manufacturers – 4.6%
Compagnie Financiere Richemont S.A.	20,649	$690,938
Li & Fung Ltd.	169,800	698,808
LVMH Moet Hennessy Louis Vuitton S.A. (l)	6,710	753,947
NIKE, Inc., “B”	15,940	1,053,156
Swatch Group Ltd.	2,121	533,856

		$3,730,705

Biotechnology – 0.8%
Genzyme Corp. (a)	13,090	$641,541

Broadcasting – 2.4%
Grupo Televisa S.A., ADR	19,950	$414,162
Walt Disney Co.	21,310	687,248
WPP Group PLC	81,211	793,015

		$1,894,425

Brokerage & Asset Managers – 5.1%
Charles Schwab Corp.	49,730	$935,919
CME Group, Inc.	1,810	608,070
Daiwa Securities Group, Inc.	115,000	576,521
Deutsche Boerse AG	13,820	1,149,076
Franklin Resources, Inc.	4,180	440,363
ICAP PLC	58,110	402,708

		$4,112,657

Business Services – 7.2%
Accenture Ltd., “A”	32,810	$1,361,615
Dun & Bradstreet Corp.	11,290	952,537
Infosys Technologies Ltd., ADR	10,160	561,543
Intertek Group PLC	25,870	520,893
MasterCard, Inc., “A”	5,130	1,313,177
Visa, Inc., “A”	7,100	620,966
Western Union Co.	22,140	417,339

		$5,748,070

Cable TV – 0.6%
DIRECTV Group, Inc., “A” (a)	13,900	$463,565

Chemicals – 1.3%
3M Co.	5,040	$416,657
Monsanto Co.	7,980	652,365

		$1,069,022

Computer Software – 1.8%
Oracle Corp.	59,940	$1,470,928

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – 3.1%
Acer, Inc.	260,860	$779,307
Apple, Inc. (a)	4,390	925,675
Canon, Inc.	17,900	756,724

		$2,461,706

Consumer Products – 5.6%
Beiersdorf AG	6,600	$433,763
Church & Dwight Co., Inc.	12,640	764,088
Colgate-Palmolive Co.	8,170	671,166
Henkel KGaA, IPS	12,220	636,205
Procter & Gamble Co.	19,650	1,191,380
Reckitt Benckiser Group PLC	14,170	768,101

		$4,464,703

Electrical Equipment – 3.4%
Danaher Corp.	15,100	$1,135,520
Keyence Corp.	2,100	432,920
Schneider Electric S.A.	9,745	1,128,976

		$2,697,416

Electronics – 4.1%
ARM Holdings PLC	273,350	$781,642
Hoya Corp.	15,900	421,521
Samsung Electronics Co. Ltd.	1,221	833,922
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	60,638	693,699
Tokyo Electron Ltd.	9,200	588,277

		$3,319,061

Energy – Independent – 1.5%
INPEX Corp.	156	$1,170,854

Energy – Integrated – 4.4%
Hess Corp.	9,890	$598,345
OAO Gazprom, ADR	37,550	936,030
Petroleo Brasileiro S.A., ADR	16,490	786,243
TOTAL S.A.	18,550	1,188,713

		$3,509,331

Food & Beverages – 5.6%
Groupe Danone	15,593	$949,602
Mead Johnson Nutrition Co., “A”	18,780	820,686
Nestle S.A.	39,971	1,941,903
PepsiCo, Inc.	13,170	800,736

		$4,512,927

Food & Drug Stores – 1.5%
CVS Caremark Corp.	15,040	$484,438
Tesco PLC	101,559	697,793

		$1,182,231

Insurance – 0.8%
Verisk Analytics, Inc., “A” (a)	20,880	$632,246

8

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 1.8%
Google, Inc., “A” (a)	2,300	$1,425,954

Major Banks – 4.1%
Bank of New York Mellon Corp.	36,550	$1,022,304
HSBC Holdings PLC	64,349	734,372
Julius Baer Group Ltd.	28,713	1,002,818
Standard Chartered PLC	22,424	561,555

		$3,321,049

Medical Equipment – 7.9%
Becton, Dickinson & Co.	5,430	$428,210
DENTSPLY International, Inc.	18,590	653,810
Essilor International S.A.	8,130	484,009
Medtronic, Inc.	18,090	795,598
Sonova Holding AG	4,165	503,630
St. Jude Medical, Inc. (a)	21,260	781,943
Synthes, Inc.	8,930	1,169,547
Thermo Fisher Scientific, Inc. (a)	12,990	619,493
Waters Corp. (a)	14,270	884,169

		$6,320,409

Metals & Mining – 1.1%
BHP Billiton PLC	26,880	$858,620

Network & Telecom – 2.8%
Cisco Systems, Inc. (a)	52,630	$1,259,962
Nokia Oyj	74,390	955,007

		$2,214,969

Oil Services – 1.5%
Halliburton Co.	39,410	$1,185,847

Other Banks & Diversified Financials – 4.0%
Aeon Credit Service Co. Ltd.	50,800	$488,173
China Construction Bank	679,000	577,953
Credicorp Ltd.	7,600	585,352
Housing Development Finance Corp. Ltd.	12,788	735,320
UBS AG (a)	52,578	807,699

		$3,194,497

Pharmaceuticals – 7.8%
Abbott Laboratories	14,660	$791,493
Allergan, Inc.	9,740	613,717
Bayer AG	11,494	918,659
Johnson & Johnson	18,540	1,194,161
Novo Nordisk A/S, “B”	10,870	695,231
Roche Holding AG	6,010	1,022,398
Teva Pharmaceutical Industries Ltd., ADR	18,360	1,031,465

		$6,267,124

Printing & Publishing – 1.0%
Reed Elsevier PLC	100,920	$828,732

Specialty Chemicals – 4.4%
Akzo Nobel N.V.	15,580	$1,026,920
L’Air Liquide S.A.	5,234	617,839
Linde AG	5,790	696,913
Shin-Etsu Chemical Co. Ltd.	12,300	693,296
Symrise AG	21,538	462,519

		$3,497,487

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.0%
Esprit Holdings Ltd.	97,569	$642,150
Industria de Diseno Textil S.A.	9,880	612,201
Staples, Inc.	16,090	395,653

		$1,650,004

Telecommunications – Wireless – 1.5%
MTN Group Ltd.	44,500	$707,966
Philippine Long Distance Telephone Co.	9,000	510,058

		$1,218,024

Telephone Services – 2.3%
China Unicom Ltd.	798,000	$1,048,852
Telefonica S.A.	28,380	790,995

		$1,839,847

Total Common Stocks (Identified Cost, $76,422,071)		$79,143,945

COLLATERAL FOR SECURITIES LOANED – 0.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	589,250	$589,250

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	945,330	$945,330

Total Investments (Identified Cost, $77,956,651)		$80,678,525

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(505,345)

Net Assets – 100.0%		$80,173,180

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $77,011,321)	$79,733,195
Underlying funds, at cost and value	945,330
Total investments, at value, including $561,808 of securities on loan (identified cost, $77,956,651)	$80,678,525
Cash	$3,258
Foreign currency, at value (identified cost, $519)	520
Receivables for
Investments sold	120,526
Fund shares sold	1,801
Interest and dividends	107,633
Other assets	3,356
Total assets		$80,915,619
Liabilities
Payables for
Fund shares reacquired	$61,511
Collateral for securities loaned, at value	589,250
Payable to affiliates
Investment adviser	3,974
Shareholder servicing costs	30
Distribution and/or service fees	69
Administrative services fee	165
Payable for Trustees’ compensation	87
Accrued expenses and other liabilities	87,353
Total liabilities		$742,439
Net assets		$80,173,180
Net assets consist of
Paid-in capital	$122,818,410
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,724,832
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,933,775)
Undistributed net investment income	563,713
Net assets		$80,173,180
Shares of beneficial interest outstanding		5,473,198

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$75,171,060	5,130,193	$14.65
Service Class	5,002,120	343,005	14.58

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$1,609,606
Interest	24,230
Dividends from underlying funds	2,231
Foreign taxes withheld	(123,635)
Total investment income		$1,512,432
Expenses
Management fee	$623,080
Distribution and/or service fees	11,237
Shareholder servicing costs	10,348
Administrative services fee	28,295
Trustees’ compensation	10,577
Custodian fee	140,056
Shareholder communications	7,946
Auditing fees	82,428
Legal fees	8,171
Miscellaneous	16,893
Total expenses		$939,031
Net investment income		$573,401
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $189 country tax)	$(4,828,989)
Foreign currency transactions	(6,102)
Net realized gain (loss) on investments and foreign currency transactions		$(4,835,091)
Change in unrealized appreciation (depreciation)
Investments	$27,737,757
Translation of assets and liabilities in foreign currencies	4,142
Net unrealized gain (loss) on investments and foreign currency translation		$27,741,899
Net realized and unrealized gain (loss) on investments and foreign currency		$22,906,808
Change in net assets from operations		$23,480,209

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$573,401	$926,104
Net realized gain (loss) on investments and foreign currency transactions	(4,835,091)	(7,788,235)
Net unrealized gain (loss) on investments and foreign currency translation	27,741,899	(40,912,900)
Change in net assets from operations	$23,480,209	$(47,775,031)
Distributions declared to shareholders
From net investment income	$(797,216)	$(1,066,638)
Change in net assets from fund share transactions	$(9,468,184)	$(24,786,548)
Total change in net assets	$13,214,809	$(73,628,217)
Net assets
At beginning of period	66,958,371	140,586,588
At end of period (including undistributed net investment income of $563,713 and $793,441, respectively)	$80,173,180	$66,958,371

See Notes to Financial Statements

12

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.62	$17.54	$15.74	$13.48	$12.31
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.14	$0.20	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	4.07	(6.90)	1.94	2.14	1.16
Total from investment operations	$4.17	$(6.77)	$2.08	$2.34	$1.23
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.28)	$(0.08)	$(0.06)
Net asset value, end of period	$14.65	$10.62	$17.54	$15.74	$13.48
Total return (%) (k)(s)	39.81	(38.93)	13.27	17.37	10.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.34	1.25	1.10	1.14	1.08
Net investment income	0.85	0.90	0.83	1.39	0.59
Portfolio turnover	76	81	76	92	87
Net assets at end of period (000 omitted)	$75,171	$62,289	$131,870	$148,793	$155,375

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.55	$17.42	$15.63	$13.39	$12.24
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.10	$0.09	$0.17	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	(6.86)	1.94	2.12	1.14
Total from investment operations	$4.12	$(6.76)	$2.03	$2.29	$1.18
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.11)	$(0.24)	$(0.05)	$(0.03)
Net asset value, end of period	$14.58	$10.55	$17.42	$15.63	$13.39
Total return (%) (k)(s)	39.43	(39.07)	13.04	17.09	9.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.59	1.49	1.35	1.39	1.33
Net investment income	0.58	0.67	0.56	1.16	0.34
Portfolio turnover	76	81	76	92	87
Net assets at end of period (000 omitted)	$5,002	$4,670	$8,716	$8,723	$7,599

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,881,796	$—	$—	$32,881,796
Switzerland	—	7,672,789	—	7,672,789
United Kingdom	768,101	6,179,330	—	6,947,431
France	1,567,096	4,369,140	—	5,936,236
Japan	921,093	4,207,192	—	5,128,285
Germany	1,611,596	2,685,541	—	4,297,137
China	—	1,626,805	—	1,626,805
Taiwan	693,699	779,307	—	1,473,006
Brazil	1,443,328	—	—	1,443,328
Other Countries	4,533,132	7,204,000	—	11,737,132
Mutual Funds	1,534,580	—	—	1,534,580
Total Investments	$45,954,421	$34,724,104	$—	$80,678,525

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$797,216	$1,066,638

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$78,040,564
Gross appreciation	8,600,608
Gross depreciation	(5,962,647)
Net unrealized appreciation (depreciation)	$2,637,961
Undistributed ordinary income	564,465
Capital loss carryforwards	(45,849,862)
Other temporary differences	2,206

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(33,257,724)
12/31/16	(7,268,811)
12/31/17	(5,323,327)
$(45,849,862)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$763,972	$1,013,748
Service Class	33,244	52,890
Total	$797,216	$1,066,638

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Effective August 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $10,348, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0409% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,237 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $51,320,830 and $60,974,267, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	89,730	$1,097,090	87,834	$1,322,408
Service Class	47,525	530,482	123,966	1,528,855
	137,255	$1,627,572	211,800	$2,851,263
Shares issued to shareholders in reinvestment of distributions
Initial Class	73,885	$763,972	58,362	$1,013,748
Service Class	3,224	33,244	3,061	52,890
	77,109	$797,216	61,423	$1,066,638
Shares reacquired
Initial Class	(899,889)	$(10,282,882)	(1,797,172)	$(26,303,369)
Service Class	(150,575)	(1,610,090)	(184,455)	(2,401,080)
	(1,050,464)	$(11,892,972)	(1,981,627)	$(28,704,449)
Net change
Initial Class	(736,274)	$(8,421,820)	(1,650,976)	$(23,967,213)
Service Class	(99,826)	(1,046,364)	(57,428)	(819,335)
	(836,100)	$(9,468,184)	(1,708,404)	$(24,786,548)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $1,020 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	23,363,268	(22,417,938)	945,330

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,231	$945,330

19

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS Global Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

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MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to observe an expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 40.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,113,925. The fund intends to pass through foreign tax credits of $100,964 for the fiscal year.

26

MFS Global Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Research International Portfolio

M F S®
INVESTMENT MANAGEMENT

MFS® Variable Insurance Trust II
Annual report

12/31/09
RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.9%
Royal Dutch Shell PLC, “A”	2.8%
BNP Paribas	2.7%
HSBC Holdings PLC	2.7%
TOTAL S.A.	2.6%
Roche Holding AG	2.6%
Vodafone Group PLC	2.6%
E.ON AG	2.1%
BHP Billiton PLC	2.0%
GDF Suez	2.0%

Global equity sectors
Financial Services	25.2%
Capital Goods	23.0%
Energy	13.9%
Health Care	8.1%
Consumer Staples	7.8%
Technology	7.7%
Consumer Cyclicals	7.4%
Telecom/Cable Television	6.1%

Country weightings (w)
United Kingdom	15.9%
Japan	15.0%
France	11.7%
Switzerland	10.3%
Germany	10.0%
Netherlands	7.4%
China	4.6%
Taiwan	2.8%
Hong Kong	2.8%
Other Countries	19.5%

(w)	Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Research International Portfolio (the “fund”) provided a total return of 30.94%, while Service Class shares of the fund provided a total return of 30.50%. These compare with a return of 32.46% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The fund’s other benchmark, the MSCI All Country (ex-US) Index, generated a return of 42.14%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the financial services sector was the primary factor holding back the fund’s relative performance. Selling off shares of financial services firm Barclays PLC (h) (U.K.) prior to this stock’s impressive price increase had a negative impact on relative returns. Owning insurance firm AXA (h) (France) in the first half of the period also detracted from relative performance as this stock underperformed the benchmark during that time. Not owning strong-performing financial services firm Banco Santander (Spain) for the majority of the reporting period was another negative factor impacting relative results. Holdings of financial services firm Sumitomo Mitsui Financial Group (Japan) were also among the fund’s top detractors over the reporting period.

Elsewhere, an overweighted position in pallets and container manufacturer Brambles (h) (Australia) early in the reporting period hurt relative performance as this stock performed poorly during that time. Shares of Brambles fell as the company reported a decrease in its first-half profit amidst the dramatic slowdown in economic activity in its key markets. Holdings of transportation company East Japan Railway (Japan), telecommunications company KDDI (Japan), pharmaceutical company Daiichi Sankyo (h) (Japan), and convenience store chain Lawson (Japan) were also among the fund’s top detractors.

During the reporting period, the fund’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the consumer cyclicals sector boosted relative performance. Holdings of export trading company Li & Fung (Hong Kong), marketing firm WPP Group (U.K.), and luxury goods maker LVMH Moet Hennessy Louis Vuitton (France) were among the fund’s top contributors. The stock price of Li & Fung, a major supplier of toys and clothing products to large discount retailers such as Wal-Mart and Target, climbed as the company benefited from significant market share gains as the recession pressured consumers to shop for less expensive goods. Shares of Louis Vuitton rose due to increased sales of its fashion division, highlighting the resilience of the brand. Sales of its handbags and leather goods were strong in emerging market countries during the period.

3

MFS Research International Portfolio

Management Review – continued

Stock selection in the technology and energy sectors also had a positive impact on relative returns. Within the technology sector, computer and electronics maker Acer (b) (Taiwan) was a key driver for relative performance. Although the energy sector was a top contributor during the reporting period, no individual securities within this sector were among the fund’s top contributors.

Stocks in other sectors that bolstered relative results included financial services firm BNP Paribas (France), ship builder Keppel (Singapore), industrial machinery manufacturer Bucyrus International (b)(h), specialty chemical manufacturer Akzo Nobel (The Netherlands), banking firm Bank of Cyprus Public (Cyprus), and financial services firm Itau Unibanco (b)(h) (Brazil).

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	30.94%	4.83%	3.25%	N/A
Service Class	8/24/01	30.50%	4.56%	N/A	6.48%

Comparative benchmarks

MSCI EAFE (Europe, Australasia, Far East) Index (f)	32.46%	4.02%	1.58%	N/A
MSCI All Country World (ex-US) Index (f)	42.14%	6.30%	3.12%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Research International Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.10%	$1,000.00	$1,228.21	$6.18
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,225.52	$7.57
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Alcoholic Beverages – 1.0%
Heineken N.V.	46,400	$2,198,595

Apparel Manufacturers – 2.0%
Li & Fung Ltd.	232,000	$954,791
LVMH Moet Hennessy Louis Vuitton S.A. (l)	30,830	3,464,109

		$4,418,900

Automotive – 0.9%
Bridgestone Corp.	110,300	$1,932,932

Biotechnology – 0.4%
Actelion Ltd. (a)	17,243	$920,116

Broadcasting – 1.8%
Grupo Televisa S.A., ADR	38,270	$794,485
WPP Group PLC	328,488	3,207,642

		$4,002,127

Brokerage & Asset Managers – 3.4%
Aberdeen Asset Management PLC	317,760	$687,750
BM&F Bovespa S.A.	160,400	1,114,756
Deutsche Boerse AG	25,820	2,146,827
Hong Kong Exchanges & Clearing Ltd.	104,400	1,858,571
Nomura Holdings, Inc.	214,700	1,582,247

		$7,390,151

Business Services – 1.7%
Mitsubishi Corp.	91,700	$2,279,923
Nomura Research, Inc.	73,400	1,437,694

		$3,717,617

Chemicals – 0.4%
Monsanto Co.	9,900	$809,325

Computer Software – Systems – 2.3%
Acer, Inc.	691,890	$2,066,988
Konica Minolta Holdings, Inc.	164,500	1,687,131
Ricoh Co. Ltd.	86,000	1,213,335

		$4,967,454

Conglomerates – 4.9%
Hutchison Whampoa Ltd.	247,000	$1,689,165
Keppel Corp. Ltd.	494,000	2,874,440
Siemens AG	42,750	3,921,156
Tomkins PLC	727,760	2,246,791

		$10,731,552

Construction – 0.8%
Corporacion Moctezuma S.A. de C.V.	71,200	$163,278
Geberit AG	6,949	1,230,918
Urbi Desarrollos Urbanos S.A. de C.V. (a)	212,740	477,779

		$1,871,975

Consumer Products – 1.8%
Hengan International Group Co. Ltd.	114,000	$843,816
Kimberly-Clark de Mexico S.A. de C.V., “A”	187,320	838,515
Reckitt Benckiser Group PLC	41,200	2,233,293

		$3,915,624

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.4%
Legrand S.A.	15,350	$428,547
Schneider Electric S.A.	22,069	2,556,735

		$2,985,282

Electronics – 2.6%
Samsung Electronics Co. Ltd.	2,577	$1,760,047
Taiwan Semiconductor Manufacturing Co. Ltd.	2,014,804	4,041,570

		$5,801,617

Energy – Independent – 1.8%
CNOOC Ltd.	390,000	$607,173
Cobalt International Energy, Inc. (a)	37,350	516,924
INPEX Corp.	174	1,305,953
Nexen, Inc.	25,300	610,093
Tullow Oil PLC	48,114	1,003,366

		$4,043,509

Energy – Integrated – 6.7%
Eni S.p.A.	49,760	$1,266,844
Marathon Oil Corp.	23,200	724,304
Petroleo Brasileiro S.A., ADR	9,100	433,888
Royal Dutch Shell PLC, “A”	202,050	6,100,431
Suncor Energy, Inc.	15,010	534,037
TOTAL S.A.	89,680	5,746,834

		$14,806,338

Engineering – Construction – 1.0%
JGC Corp.	117,000	$2,153,867

Food & Beverages – 4.3%
Groupe Danone	50,052	$3,048,131
Nestle S.A.	129,717	6,302,015

		$9,350,146

Food & Drug Stores – 0.9%
Lawson, Inc.	46,400	$2,042,626

Insurance – 4.1%
China Life Insurance Co. Ltd.	155,000	$758,466
China Pacific Insurance Co. Ltd. (a)	143,000	569,905
ING Groep N.V. (a)	372,750	3,603,440
SNS REAAL Groep N.V. (a)	85,000	513,907
Storebrand A.S.A. (a)	157,260	1,066,967
Swiss Reinsurance Co.	28,800	1,379,832
Zurich Financial Services Ltd.	4,970	1,080,610

		$8,973,127

Leisure & Toys – 0.2%
Sankyo Co. Ltd.	7,100	$353,723

Machinery & Tools – 1.0%
Beml Ltd.	26,810	$642,015
Glory Ltd.	75,200	1,663,306

		$2,305,321

8

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 9.5%
Bank of China Ltd.	4,227,000	$2,263,180
BNP Paribas	76,479	6,035,235
Commonwealth Bank of Australia	28,070	1,368,754
HSBC Holdings PLC	517,211	5,902,584
Julius Baer Group Ltd.	31,565	1,102,426
KBC Group N.V. (a)	23,012	996,557
Sumitomo Mitsui Financial Group, Inc.	66,100	1,884,484
Westpac Banking Corp.	61,620	1,387,018

		$20,940,238

Medical Equipment – 2.0%
Smith & Nephew PLC	165,268	$1,696,991
Synthes, Inc.	21,330	2,793,555

		$4,490,546

Metals & Mining – 2.5%
BHP Billiton PLC	138,980	$4,439,400
Iluka Resources Ltd. (a)	332,990	1,059,719

		$5,499,119

Natural Gas – Distribution – 2.5%
GDF Suez	101,690	$4,414,877
Tokyo Gas Co. Ltd.	273,000	1,087,486

		$5,502,363

Network & Telecom – 1.1%
Nokia Oyj	183,480	$2,355,487

Oil Services – 0.4%
Saipem S.p.A.	27,630	$949,167

Other Banks & Diversified Financials – 7.8%
Aeon Credit Service Co. Ltd.	136,800	$1,314,608
Banco Santander Brasil, ADR	112,420	1,567,135
Bank of Cyprus Public Co. Ltd.	200,992	1,401,006
Chiba Bank Ltd.	202,000	1,205,458
China Construction Bank	3,361,000	2,860,824
HDFC Bank Ltd., ADR	13,190	1,715,755
Housing Development Finance Corp. Ltd.	10,637	611,636
ICICI Bank Ltd.	59,587	1,111,102
ICICI Bank Ltd., ADR	15,210	573,569
UBS AG (a)	141,581	2,174,956
Unione di Banche Italiane ScpA	187,679	2,688,371

		$17,224,420

Pharmaceuticals – 5.7%
Bayer AG	35,066	$2,802,654
Merck KGaA	25,720	2,402,508
Roche Holding AG	33,670	5,727,812
Santen, Inc.	51,200	1,638,224

		$12,571,198

Precious Metals & Minerals – 1.8%
Lihir Gold Ltd.	366,192	$1,068,129
Paladin Resources Ltd. (a)(l)	129,007	478,773
Teck Resources Ltd., “B” (a)	68,080	2,396,812

		$3,943,714

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Printing & Publishing – 0.8%
Reed Elsevier PLC	207,740	$1,705,913

Railroad & Shipping – 1.2%
East Japan Railway Co.	41,500	$2,615,612

Real Estate – 0.4%
Mirvac Group	33,960	$47,245
Shimao Property Holdings Ltd.	396,000	742,706

		$789,951

Specialty Chemicals – 4.5%
Akzo Nobel N.V.	55,590	$3,664,086
Linde AG	32,350	3,893,808
Symrise AG	104,122	2,235,976

		$9,793,870

Specialty Stores – 1.7%
Esprit Holdings Ltd.	243,813	$1,604,654
Industria de Diseno Textil S.A.	32,980	2,043,562

		$3,648,216

Telecommunications – Wireless – 4.1%
America Movil S.A.B. de C.V., “L”, ADR	20,310	$954,164
KDDI Corp.	288	1,518,734
Vivo Participacoes S.A., ADR	26,540	822,740
Vodafone Group PLC	2,447,820	5,668,419

		$8,964,057

Telephone Services – 2.0%
China Unicom Ltd.	1,090,000	$1,432,642
Royal KPN N.V.	173,600	2,946,553

		$4,379,195

Tobacco – 0.7%
Japan Tobacco, Inc.	477	$1,609,474

Trucking – 2.6%
TNT N.V.	108,953	$3,334,925
Yamato Holdings Co. Ltd.	179,700	2,485,141

		$5,820,066

Utilities – Electric Power – 2.5%
CEZ AS	19,250	$905,091
E.ON AG	110,403	4,609,068

		$5,514,159

Total Common Stocks (Identified Cost, $210,097,048)		$218,008,689

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	3,132,603	$3,132,603

9

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COLLATERAL FOR SECURITIES LOANED – 1.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	2,681,720	$2,681,720

Total Investments (Identified Cost, $215,911,371)		$223,823,012

OTHER ASSETS, LESS LIABILITIES – (1.8)%		(4,053,661)

Net Assets – 100.0%		$219,769,351

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $212,778,768)	$220,690,409
Underlying funds, at cost and value	3,132,603
Total investments, at value, including $2,556,754 of securities on loan (identified cost, $215,911,371)	$223,823,012
Cash	$3,800
Foreign currency, at value (identified cost, $568,807)	569,823
Receivables for
Investments sold	198,776
Fund shares sold	147,368
Interest and dividends	356,803
Other assets	7,988
Total assets		$225,107,570
Liabilities
Payables for
Investments purchased	$2,120,758
Fund shares reacquired	357,301
Collateral for securities loaned, at value	2,681,720
Payable to affiliates
Investment adviser	13,018
Shareholder servicing costs	84
Distribution and/or service fees	1,737
Administrative services fee	422
Payable for Trustees’ compensation	233
Accrued expenses and other liabilities	162,946
Total liabilities		$5,338,219
Net assets		$219,769,351
Net assets consist of
Paid-in capital	$257,527,551
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $25,034 deferred country tax)	7,887,931
Accumulated net realized gain (loss) on investments and foreign currency transactions	(48,421,835)
Undistributed net investment income	2,775,704
Net assets		$219,769,351
Shares of beneficial interest outstanding		17,646,684

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$93,714,289	7,474,679	$12.54
Service Class	126,055,062	10,172,005	12.39

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$5,347,507
Interest	98,625
Dividends from underlying funds	2,871
Foreign taxes withheld	(539,422)
Total investment income		$4,909,581
Expenses
Management fee	$1,521,568
Distribution and/or service fees	285,703
Shareholder servicing costs	24,797
Administrative services fee	67,203
Trustees’ compensation	25,218
Custodian fee	246,401
Shareholder communications	12,598
Auditing fees	70,255
Legal fees	8,185
Miscellaneous	25,111
Total expenses		$2,287,039
Reduction of expenses by investment adviser	(139,396)
Net expenses		$2,147,643
Net investment income		$2,761,938
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(6,628,916)
Foreign currency transactions	19,395
Net realized gain (loss) on investments and foreign currency transactions		$(6,609,521)
Change in unrealized appreciation (depreciation)
Investments (net of $25,034 increase in deferred country tax)	$49,805,001
Translation of assets and liabilities in foreign currencies	11,689
Net unrealized gain (loss) on investments and foreign currency translation		$49,816,690
Net realized and unrealized gain (loss) on investments and foreign currency		$43,207,169
Change in net assets from operations		$45,969,107

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$2,761,938	$5,311,218
Net realized gain (loss) on investments and foreign currency transactions	(6,609,521)	(41,178,300)
Net unrealized gain (loss) on investments and foreign currency translation	49,816,690	(87,273,596)
Change in net assets from operations	$45,969,107	$(123,140,678)
Distributions declared to shareholders
From net investment income	$(4,916,469)	$(3,791,851)
From net realized gain on investments	—	(34,803,970)
Total distributions declared to shareholders	$(4,916,469)	$(38,595,821)
Change in net assets from fund share transactions	$18,915,236	$10,804,008
Total change in net assets	$59,967,874	$(150,932,491)
Net assets
At beginning of period	159,801,477	310,733,968
At end of period (including undistributed net investment income of $2,775,704 and $4,910,446, respectively)	$219,769,351	$159,801,477

See Notes to Financial Statements

13

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.94	$19.92	$19.94	$16.74	$14.48
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.37	$0.30	$0.22	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.77	(7.71)	2.21	4.30	2.21
Total from investment operations	$2.94	$(7.34)	$2.51	$4.52	$2.38
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$(0.23)	$(0.21)	$(0.12)
From net realized gain on investments	—	(2.35)	(2.30)	(1.11)	—
Total distributions declared to shareholders	$(0.34)	$(2.64)	$(2.53)	$(1.32)	$(0.12)
Net asset value, end of period	$12.54	$9.94	$19.92	$19.94	$16.74
Total return (%) (k)(r)(s)	30.94	(42.49)	13.15	27.47	16.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.17	1.06	1.13	1.12
Expenses after expense reductions (f)	1.10	1.11	1.06	1.13	1.12
Net investment income	1.62	2.43	1.51	1.23	1.11
Portfolio turnover	75	82	68	80	83
Net assets at end of period (000 omitted)	$93,714	$45,835	$108,167	$119,534	$95,752

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.82	$19.70	$19.77	$16.61	$14.39
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.32	$0.23	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	(7.61)	2.20	4.29	2.19
Total from investment operations	$2.87	$(7.29)	$2.43	$4.45	$2.31
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.20)	$(0.18)	$(0.09)
From net realized gain on investments	—	(2.35)	(2.30)	(1.11)	—
Total distributions declared to shareholders	$(0.30)	$(2.59)	$(2.50)	$(1.29)	$(0.09)
Net asset value, end of period	$12.39	$9.82	$19.70	$19.77	$16.61
Total return (%) (k)(r)(s)	30.50	(42.60)	12.81	27.25	16.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.42	1.31	1.38	1.37
Expenses after expense reductions (f)	1.35	1.36	1.31	1.38	1.37
Net investment income	1.64	2.17	1.19	0.89	0.78
Portfolio turnover	75	82	68	80	83
Net assets at end of period (000 omitted)	$126,055	$113,966	$202,567	$155,969	$90,076

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Research International Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$2,921,043	$31,971,537	$—	$34,892,580
Japan	14,414,061	18,597,897	—	33,011,958
France	8,307,534	17,386,934	—	25,694,468
Switzerland	920,116	21,792,124	—	22,712,240
Germany	6,785,311	15,226,686	—	22,011,997
Netherlands	2,946,553	13,314,952	—	16,261,505
China	569,905	9,508,808	—	10,078,713
Taiwan	—	6,108,557	—	6,108,557
Hong Kong	—	6,107,181	—	6,107,181
Other Countries	15,449,530	25,679,960	—	41,129,490
Mutual Funds	5,814,323	—	—	5,814,323
Total Investments	$58,128,376	$165,694,636	$—	$223,823,012

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash

16

MFS Research International Portfolio

Notes to Financial Statements – continued

collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$4,916,469	$14,469,441
Long-term capital gain	—	24,126,380
Total distributions	$4,916,469	$38,595,821

17

MFS Research International Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$218,959,745
Gross appreciation	19,443,024
Gross depreciation	(14,579,757)
Net unrealized appreciation (depreciation)	$4,863,267
Undistributed ordinary income	2,779,095
Capital loss carryforwards	(45,373,461)
Other temporary differences	(27,101)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(33,329,009)
12/31/17	(12,044,452)
$(45,373,461)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,443,330	$1,388,519	$—	$11,353,704
Service Class	3,473,139	2,403,332	—	23,450,266
Total	$4,916,469	$3,791,851	$—	$34,803,970

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%
The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $139,396 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS Research International Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as a shareholder servicing agent. For the year ended December 31, 2009, the fee was $24,797, which equated to 0.0147% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0398 % of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,040 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $142,782,685 and $126,165,421, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,780,901	$45,788,727	282,236	$3,520,499
Service Class	920,047	7,839,938	1,917,759	24,193,315
	4,700,948	$53,628,665	2,199,995	$27,713,814
Shares issued to shareholders in reinvestment of distributions
Initial Class	162,904	$1,443,330	735,694	$12,742,223
Service Class	396,025	3,473,139	1,509,259	25,853,598
	558,929	$4,916,469	2,244,953	$38,595,821
Shares reacquired
Initial Class	(1,079,610)	$(11,330,133)	(1,837,185)	$(26,771,198)
Service Class	(2,751,913)	(28,299,765)	(2,099,241)	(28,734,429)
	(3,831,523)	$(39,629,898)	(3,936,426)	$(55,505,627)
Net change
Initial Class	2,864,195	$35,901,924	(819,255)	$(10,508,476)
Service Class	(1,435,841)	(16,986,688)	1,327,777	21,312,484
	1,428,354	$18,915,236	508,522	$10,804,008

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal

19

MFS Research International Portfolio

Notes to Financial Statements – continued

Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $ 2,409 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	53,312,790	(50,180,187)	3,132,603

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,871	$3,132,603

20

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

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Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

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Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $4,679,670. The fund intends to pass through foreign tax credits of $445,029 for the fiscal year.

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MFS Research International Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS
INVESTMENT MANAGEMENT

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	4.1%
Petroleo Brasileiro S.A., ADR	3.5%
OAO Gazprom, ADR	2.6%
Infosys Technologies Ltd., ADR	2.4%
Vale S.A., ADR	2.4%
Steel Authority of India Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
China Construction Bank	2.0%
Public Bank Berhad	2.0%
LUKOIL, ADR	1.8%

Equity sectors
Financial Services	23.3%
Energy	15.2%
Technology	13.4%
Utilities & Communications	10.6%
Basic Materials	9.3%
Consumer Staples	6.4%
Special Products & Services	5.6%
Retailing	5.5%
Autos & Housing	3.3%
Health Care	3.1%
Leisure	2.4%
Industrial Goods & Services	1.1%
Transportation	0.3%

Country weightings (w)
Brazil	17.8%
China	12.0%
India	11.4%
Taiwan	8.6%
Russia	7.3%
South Africa	7.3%
South Korea	6.9%
Mexico	6.4%
Hong Kong	6.0%
Other Countries	16.3%

(w) Country weightings are based on the valuation currency of each security.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

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MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Emerging Markets Equity Portfolio (the “fund”) provided a total return of 68.58%, while Service Class shares of the fund provided a total return of 68.13%. This compares with a return of 79.02% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection and an underweighted position in the financial services sector were primary detractors from performance relative to the MSCI Emerging Markets Index. The fund’s sale, early in the reporting period, of benchmark constituents and banking firms PKO Bank Polski (h) (Poland) and Bank Pekao SA (h) (Poland), hurt relative performance as the fund missed most of the positive price gains achieved by these stocks during the period. Not holding strong-performing commercial banking firm Sberbank (Russia) also held back relative results.

Stock selection and an overweighted position in the consumer staples sector hindered relative performance. Holdings of tobacco distributor British American Tobacco (United Kingdom) and palm oil and refined sugar manufacturer Tradewinds Berhad (b) (Malaysia) were among the fund’s top detractors. Shares of Tradewinds declined as palm oil prices trended down and world prices of sugar fluctuated.

Securities in other sectors that held back relative returns included utility company Manila Water Company (b) (Philippines), wireless communications company China Mobile (Hong Kong), and generic drug manufacturer Teva Pharmaceutical Industries (h) (Israel). Shares of China Mobile fell after the company reported lower-than-expected earnings and experienced their slowest growth rate in five years. Purchasing petrochemical firm Reliance Industries (India) in the middle of the period held back relative performance as the fund missed the stock’s price appreciation earlier in the reporting period.

The fund’s currency exposure was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the utilities and communications sector boosted relative performance. The timing of our transactions in integrated communications services company Reliance Communications (h) benefited relative performance as we avoided most of the decline experienced by this benchmark constituent during the reporting period.

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MFS Emerging Markets Equity Portfolio

Management Review – continued

Stock selection in the health care sector was another positive factor for relative results. Holdings of over-the-counter pharmaceutical company Genomma Lab Internacional (b) (Mexico) and dental plan provider Odontoprev (h) (Brazil) bolstered relative performance as these securities significantly outperformed the benchmark over the reporting period. Shares of Genomma Lab Internacional rose as the company revised its earnings and net sales growth projections based upon higher anticipated sales from recent acquisitions and a positive trend in Mexican and international operations. The company also announced a joint venture with Grupo Televisa to sell and distribute personal care products and medicine in the U.S. and Puerto Rico.

Stock selection in the basic materials sector also aided relative returns. Holdings of petrochemical products manufacturer LG Chemical (h) (South Korea) were among the fund’s top contributors. Shares of LG Chemical climbed after the company reported better-than-expected results.

Securities in other sectors that helped relative returns included credit card processing and administration services company CSU Cardsystem (b) (Brazil), real estate consulting firm Brasil Brokers Participacoes (b) (Brazil), automotive parts company Hyundai Mobis (h) (South Korea), and integrated enterprise management software company Totvs (b) (Brazil). The fund’s overweighted positions in strong-performing automaker PT Astra International (Indonesia) and computer company Acer also benefited relative performance.

Respectfully,

Jose Luis Garcia	Robert Lau	Nicholas Smithie
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective June 12, 2009, Robert Lau became a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/05/96	68.58%	12.83%	10.29%	N/A
Service Class	8/24/01	68.13%	12.54%	N/A	16.53%

Comparative benchmark

MSCI Emerging Markets Index (f)	79.02%	15.88%	10.11%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Emerging Markets Equity Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.40%	$1,000.00	$1,306.38	$8.14
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$1,304.27	$9.58
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 0.1%
Embraer-Empresa Brasileira de Aeronautica S.A., ADR	5,780	$127,791

Airlines – 0.3%
Copa Holdings S.A., “A”	5,660	$308,300

Alcoholic Beverages – 0.9%
Companhia de Bebidas das Americas, ADR	8,520	$861,287

Apparel Manufacturers – 2.2%
Li & Fung Ltd.	294,000	$1,209,951
Stella International Holdings	513,500	930,961

		$2,140,912

Automotive – 0.9%
PT Astra International Tbk.	233,500	$857,739

Broadcasting – 0.6%
Grupo Televisa S.A., ADR	28,430	$590,207

Brokerage & Asset Managers – 2.5%
BM&F Bovespa S.A.	55,900	$388,497
Bolsa Mexicana de Valores S.A. de C.V. (a)	319,700	378,058
Hong Kong Exchanges & Clearing Ltd.	92,700	1,650,283

		$2,416,838

Business Services – 3.9%
Companhia Brasileira de Meios de Pagamento	47,490	$413,904
Infosys Technologies Ltd., ADR	42,120	2,327,972
Kroton Educacional S.A., IEU	49,596	512,767
Redecard S.A.	27,600	454,787

		$3,709,430

Cable TV – 1.0%
Naspers Ltd.	24,160	$980,439

Computer Software – 0.4%
Totvs S.A.	6,400	$430,680

Computer Software – Systems – 2.8%
Acer, Inc.	419,480	$1,253,176
Hon Hai Precision Industry Co. Ltd.	297,000	1,397,149

		$2,650,325

Conglomerates – 1.1%
First Pacific Co. Ltd.	1,804,800	$1,093,709

Construction – 2.4%
Anhui Conch Cement Co. Ltd.	158,000	$1,009,082
Corporacion Moctezuma S.A. de C.V.	201,400	461,856
Duratex S.A.	56,789	523,903
Urbi Desarrollos Urbanos S.A. de C.V. (a)	141,490	317,763

		$2,312,604

Consumer Products – 2.5%
Dabur India Ltd.	276,990	$942,418
Hengan International Group Co. Ltd.	90,000	666,170

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – continued
Kimberly-Clark de Mexico S.A. de C.V., “A”	78,940	$353,365
Natura Cosmeticos S.A.	19,260	401,683

		$2,363,636

Consumer Services – 0.6%
Anhanguera Educacional Participacoes S.A., IEU (a)	43,500	$618,157

Electronics – 9.0%
MediaTek, Inc.	63,617	$1,104,770
Samsung Electronics Co. Ltd.	5,802	3,962,667
Taiwan Semiconductor Manufacturing Co. Ltd.	1,038,258	2,082,680
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	134,947	1,543,794

		$8,693,911

Energy – Independent – 7.0%
China Shenhua Energy Co. Ltd.	213,000	$1,029,834
CNOOC Ltd.	1,064,000	1,656,493
OAO Tatneft (a)	14,850	432,729
Oil & Natural Gas Corp. Ltd.	48,382	1,220,389
PTT Exploration & Production Ltd.	108,600	478,830
Reliance Industries Ltd.	58,134	1,352,719
Turkiye Petrol Rafinerileri AS	27,503	544,570

		$6,715,564

Energy – Integrated – 7.9%
LUKOIL, ADR	31,110	$1,782,603
OAO Gazprom, ADR	98,889	2,465,063
Petroleo Brasileiro S.A., ADR	71,052	3,387,759

		$7,635,425

Engineering – Construction – 0.5%
Orascom Construction Industries	10,155	$459,735

Food & Beverages – 1.5%
Grupo Continental S.A.	220,613	$557,856
Tiger Brands Ltd.	22,000	509,336
Tradewinds Berhad	435,400	350,965

		$1,418,157

Food & Drug Stores – 0.5%
Shoprite Group PLC	49,286	$434,188

Forest & Paper Products – 0.2%
Suzano Papel E Celulose S.A., IPS	18,300	$213,108

Gaming & Lodging – 0.8%
Genting Berhad	363,400	$774,425

General Merchandise – 1.1%
Bim Birlesik Magazalar A.S.	13,862	$642,630
Massmart Holdings Ltd.	33,300	401,599

		$1,044,229

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 0.9%
OdontoPrev S.A.	23,000	$841,926

Insurance – 2.6%
China Life Insurance Co. Ltd.	294,000	$1,438,640
China Pacific Insurance Co. Ltd. (a)	53,600	213,615
Samsung Fire & Marine Insurance Co. Ltd.	5,196	887,393

		$2,539,648

Internet – 0.2%
Universo Online S.A., IPS	31,900	$170,985

Machinery & Tools – 0.5%
Beml Ltd.	18,820	$450,680

Major Banks – 4.0%
Banco Santander Chile, ADR	10,863	$703,705
Bank of China Ltd.	2,489,000	1,332,636
Standard Chartered PLC	18,820	471,301
Standard Chartered PLC	56,000	1,388,187

		$3,895,829

Medical & Health Technology & Services – 1.3%
Diagnosticos da America S.A.	17,600	$571,358
Fleury S.A. (a)	61,900	653,843

		$1,225,201

Metals & Mining – 7.7%
Grupo Mexico S.A.B. de C.V., “B”	139,342	$319,649
Mining & Metallurgical Co. Norilsk Nickel, ADR (a)	39,700	557,015
National Aluminum Co. Ltd.	153,842	1,374,556
Novolipetsk Steel, GDR (a)	16,000	491,200
Steel Authority of India Ltd.	406,489	2,094,320
Usinas Siderurgicas de Minas Gerais S.A., IPS	11,475	322,950
Vale S.A., ADR	78,474	2,278,100

		$7,437,790

Network & Telecom – 1.0%
High Tech Computer Corp.	81,537	$927,973

Oil Services – 0.3%
Tenaris S.A., ADR	7,820	$333,523

Other Banks & Diversified Financials – 12.1%
ABSA Group Ltd.	29,030	$502,685
Banco Compartamos S.A.	104,500	539,515
Banco Santander, S.A., IEU	21,300	290,732
Bancolombia S.A., ADR	5,940	270,329
China Construction Bank	2,254,000	1,918,565
China Merchants Bank Co. Ltd.	54,050	140,216
Credicorp Ltd.	3,530	271,881
CSU Cardsystem S.A. (a)	117,140	569,216
Grupo Financiero Banorte S.A. de C.V.	58,000	212,102
Hana Financial Group, Inc. (a)	34,810	987,691

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Housing Development Finance Corp. Ltd.	22,052	$1,268,008
Itau Unibanco Multiplo S.A., ADR	37,508	856,683
OTP Bank Ltd., GDR (a)	31,690	467,111
Public Bank Berhad	577,000	1,897,494
Turkiye Garanti Bankasi A.S.	236,696	1,006,846
Turkiye Is Bankasi A.S., “C”	117,730	496,851

		$11,695,925

Pharmaceuticals – 0.9%
Genomma Lab Internacional S.A., “B” (a)	371,700	$818,013

Precious Metals & Minerals – 1.4%
Gold Fields Ltd.	41,370	$544,325
Impala Platinum Holdings Ltd.	31,244	849,372

		$1,393,697

Real Estate – 2.1%
Brasil Brokers Participacoes	93,700	$344,806
China Overseas Land & Investment Ltd.	362,000	757,979
Hang Lung Properties Ltd.	226,000	882,974

		$1,985,759

Specialty Stores – 1.7%
Dufry South America Ltd., BDR	19,280	$396,411
Foschini Ltd.	81,840	666,879
Lewis Group Ltd.	79,919	571,798

		$1,635,088

Telecommunications – Wireless – 6.9%
America Movil S.A.B. de C.V., “L”, ADR	35,450	$1,665,441
China Mobile Ltd.	82,000	764,331
Egyptian Co. for Mobil Services (Mobinil)	10,800	473,528
Mobile TeleSystems OJSC, ADR	17,012	831,717
MTN Group Ltd.	98,620	1,568,981
Philippine Long Distance Telephone Co.	7,920	448,851
Vimpel-Communications, ADR	27,780	516,430
Vivo Participacoes S.A., ADR	12,800	396,800

		$6,666,079

Telephone Services – 0.9%
China Unicom Ltd., ADR	50,710	$664,808
Empresa Nacional de Telecomunicaciones S.A.	14,588	211,238

		$876,046

Tobacco – 1.5%
British American Tobacco PLC	19,540	$633,889
KT&G Corp. (a)	14,275	788,794

		$1,422,683

Utilities – Electric Power – 2.8%
AES Tiete S.A., IPS	17,000	$194,931
CEZ AS	12,807	602,156

9

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
CPFL Energia S.A.	9,800	$200,677
Eletropaulo Metropolitana S.A., IPS	29,520	580,918
Equatorial Energia S.A.	20,700	213,486
Manila Water Co., Inc.	1,177,000	398,956
Tanjong PLC	110,000	541,005

		$2,732,129

Total Common Stocks (Identified Cost, $78,759,551)		$95,899,770

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,151,778	$1,151,778

Total Investments (Identified Cost, $79,911,329)		$97,051,548

OTHER ASSETS, LESS LIABILITIES – (0.7)%		(662,885)

Net Assets – 100.0%		$96,388,663

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $78,759,551)	$95,899,770
Underlying funds, at cost and value	1,151,778
Total investments, at value (identified cost, $79,911,329)	$97,051,548
Cash	33,774
Foreign currency, at value (identified cost, $18,824)	18,930
Receivables for
Fund shares sold	56,916
Interest and dividends	107,509
Receivable from investment adviser	23,860
Other assets	3,749
Total assets		$97,296,286
Liabilities
Payables for
Investments purchased	$165,207
Fund shares reacquired	322,901
Payable to affiliates
Investment adviser	5,537
Shareholder servicing costs	36
Distribution and/or service fees	349
Administrative services fee	194
Payable for Trustees’ compensation	103
Deferred country tax expense payable	236,808
Accrued expenses and other liabilities	176,488
Total liabilities		$907,623
Net assets		$96,388,663
Net assets consist of
Paid-in capital	$84,687,397
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $236,808 deferred country tax)	16,903,034
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,903,167)
Undistributed net investment income	701,399
Net assets		$96,388,663
Shares of beneficial interest outstanding		6,651,419

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$71,025,625	4,885,328	$14.54
Service Class	25,363,038	1,766,091	14.36

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$1,870,479
Interest	251
Dividends from underlying funds	2,536
Foreign taxes withheld	(155,089)
Total investment income		$1,718,177
Expenses
Management fee	$687,437
Distribution and/or service fees	38,439
Shareholder servicing costs	9,029
Administrative services fee	25,981
Trustees’ compensation	6,847
Custodian fee	269,535
Shareholder communications	17,014
Auditing fees	78,223
Legal fees	8,168
Miscellaneous	16,106
Total expenses		$1,156,779
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(200,867)
Net expenses		$955,910
Net investment income		$762,267
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $15,037 country tax)	$225,574
Foreign currency transactions	(77,245)
Net realized gain (loss) on investments and foreign currency transactions		$148,329
Change in unrealized appreciation (depreciation)
Investments (net of $236,808 increase in deferred country tax)	$32,680,460
Translation of assets and liabilities in foreign currencies	(1,061)
Net unrealized gain (loss) on investments and foreign currency translation		$32,679,399
Net realized and unrealized gain (loss) on investments and foreign currency		$32,827,728
Change in net assets from operations		$33,589,995

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$762,267	$1,514,573
Net realized gain (loss) on investments and foreign currency transactions	148,329	(6,071,578)
Net unrealized gain (loss) on investments and foreign currency translation	32,679,399	(50,749,857)
Change in net assets from operations	$33,589,995	$(55,306,862)
Distributions declared to shareholders
From net investment income	$(1,343,322)	$(1,062,070)
From net realized gain on investments	—	(24,958,371)
Total distributions declared to shareholders	$(1,343,322)	$(26,020,441)
Change in net assets from fund share transactions	$21,389,378	$6,272,752
Total change in net assets	$53,636,051	$(75,054,551)
Net assets
At beginning of period	42,752,612	117,807,163
At end of period (including undistributed net investment income of $701,399 and $1,330,830, respectively)	$96,388,663	$42,752,612

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.88	$26.15	$24.52	$21.84	$16.16
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.33	$0.30	$0.47	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	5.80	(11.19)	7.13	5.92	5.59
Total from investment operations	$5.94	$(10.86)	$7.43	$6.39	$5.88
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)	$(0.55)	$(0.25)	$(0.13)
From net realized gain on investments	—	(6.14)	(5.25)	(3.46)	(0.07)
Total distributions declared to shareholders	$(0.28)	$(6.41)	$(5.80)	$(3.71)	$(0.20)
Net asset value, end of period	$14.54	$8.88	$26.15	$24.52	$21.84
Total return (%) (k)(r)(s)	68.58	(55.11)	35.71	30.16	36.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.85	1.55	1.53	1.31
Expenses after expense reductions (f)	1.40	1.61	N/A	N/A	N/A
Net investment income	1.24	1.94	1.22	2.08	1.62
Portfolio turnover	66	93	96	110	95
Net assets at end of period (000 omitted)	$71,026	$33,411	$94,193	$89,419	$82,804

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.76	$25.88	$24.33	$21.71	$16.08
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.29	$0.23	$0.41	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	5.73	(11.06)	7.07	5.89	5.54
Total from investment operations	$5.84	$(10.77)	$7.30	$6.30	$5.79
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.50)	$(0.22)	$(0.09)
From net realized gain on investments	—	(6.14)	(5.25)	(3.46)	(0.07)
Total distributions declared to shareholders	$(0.24)	$(6.35)	$(5.75)	$(3.68)	$(0.16)
Net asset value, end of period	$14.36	$8.76	$25.88	$24.33	$21.71
Total return (%) (k)(r)(s)	68.13	(55.23)	35.38	29.90	36.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.10	1.81	1.78	1.56
Expenses after expense reductions (f)	1.65	1.86	N/A	N/A	N/A
Net investment income	0.93	1.70	0.96	1.84	1.38
Portfolio turnover	66	93	96	110	95
Net assets at end of period (000 omitted)	$25,363	$9,342	$23,614	$19,176	$10,494

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$10,045,934	$6,775,796	$—	$16,821,730
China	878,423	10,713,947	—	11,592,370
India	3,595,980	7,435,082	—	11,031,062
Taiwan	1,543,794	6,765,748	—	8,309,542
Russia	4,054,679	3,022,078	—	7,076,757
South Africa	—	7,029,603	—	7,029,603
South Korea	—	6,626,545	—	6,626,545
Mexico	6,213,826	—	—	6,213,826
Hong Kong	—	5,767,877	—	5,767,877
Other Countries	8,383,783	7,046,675	—	15,430,458
Mutual Funds	1,151,778	—	—	1,151,778
Total investments	$35,868,197	$61,183,351	$—	$97,051,548

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default.

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,343,322	$6,958,086
Long-term capital gain	—	19,062,355
Total distributions	$1,343,322	$26,020,441

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$80,181,669
Gross appreciation	19,664,143
Gross depreciation	(2,794,264)
Net unrealized appreciation (depreciation)	$16,869,879
Undistributed ordinary income	708,417
Capital loss carryforwards	(5,632,827)
Other temporary differences	(244,203)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(5,228,580)
12/31/17	(404,247)
$(5,632,827)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,089,057	$877,643	$—	$19,613,637
Service Class	254,265	184,427	—	5,344,734
Total	$1,343,322	$1,062,070	$—	$24,958,371

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $200,867 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $9,029, which equated to 0.0138% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0397% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,156 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $62,572,293 and $41,847,167, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,866,216	$21,305,823	562,118	$6,921,859
Service Class	1,017,919	12,438,640	351,480	4,985,217
	2,884,135	$33,744,463	913,598	$11,907,076
Shares issued to shareholders in reinvestment of distributions
Initial Class	115,122	$1,089,057	1,029,195	$20,491,280
Service Class	27,165	254,265	281,096	5,529,161
	142,287	$1,343,322	1,310,291	$26,020,441
Shares reacquired
Initial Class	(857,701)	$(9,580,199)	(1,431,692)	$(24,195,564)
Service Class	(345,148)	(4,118,208)	(478,998)	(7,459,201)
	(1,202,849)	$(13,698,407)	(1,910,690)	$(31,654,765)
Net change
Initial Class	1,123,637	$12,814,681	159,621	$3,217,575
Service Class	699,936	8,574,697	153,578	3,055,177
	1,823,573	$21,389,378	313,199	$6,272,752

19

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $899 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	27,017,642	(25,865,864)	1,151,778

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,536	$1,151,778

20

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

21

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

23

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau Nicholas Smithie

24

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and in the 3rd quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $1,870,586. The fund intends to pass through foreign tax credits of $175,110 for the fiscal year.

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MFS Emerging Markets Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

MFS INVESTMENT MANAGEMENT

MFS® Global Tactical Allocation Portfolio

(formerly MFS® Global Total Return Portfolio)

MFS® Variable Insurance Trust II

Annual report

12/31/09

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

(formerly MFS® Global Total Return Portfolio)

Notes to Contract Owners: Effective February 8, 2010, the fund changed its name from MFS Global Total Return Portfolio to MFS Global Tactical Allocation Portfolio. Prior to February 8, 2010, the fund normally invested between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities. Effective February 8, 2010, MFS attempts to achieve the fund’s objective by generating returns from a combination of (i) individual security selection of a combination of debt instruments and equity securities and (ii) a tactical asset allocation overlay primarily using derivative instruments.

Effective February 8, 2010, the fund’s benchmark, JPMorgan Global Government Bond Index Unhedged will be replaced by the Barclays Capital Global Aggregate Index. The fund’s other benchmark, the Global Total Return Blended Index will be replaced by the Global Tactical Allocation Blended Index.

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.7%, 2017	4.7%
Republic of Italy, 4.75%, 2013	3.3%
Republic of Italy, 5.25%, 2017	2.2%
Nestle S.A.	1.9%
Vodafone Group PLC	1.7%
Kingdom of Spain, 5.0%, 2012	1.6%
Sanofi-Aventis	1.5%
Government of Japan, 2.1%, 2024	1.5%
Lockheed Martin Corp.	1.4%
Roche Holding AG	1.3%
Equity sectors
Financial Services	10.7%
Health Care	8.7%
Consumer Staples	8.7%
Utilities & Communications	6.1%
Energy	5.8%
Industrial Goods & Services	5.4%
Technology	3.9%
Leisure	2.9%
Special Products & Services	2.1%
Basic Materials	1.5%
Transportation	1.4%
Retailing	1.4%
Autos & Housing	1.0%

Fixed income sectors (i)
Non-U.S. Government Bonds	26.3%
U.S. Treasury Securities	4.3%
Emerging Markets Bonds	2.5%
Mortgage-Backed Securities	1.4%
U.S. Government Agencies	1.2%
Commercial Mortgage-Backed Securities	0.6%
High Grade Corporates	0.3%
Country weightings (i)
United States	36.3%
Japan	15.4%
United Kingdom	11.1%
Italy	6.0%
France	5.7%
Switzerland	5.4%
Netherlands	4.4%
Germany	4.1%
Spain	2.2%
Other Countries	9.4%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Global Tactical Allocation Portfolio (formerly MFS Global Total Return Portfolio) (the “fund”) provided a total return of 15.16%, while Service Class shares of the fund provided a total return of 14.78%. These compare with returns of 30.79% and 1.90% for the fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the JPMorgan Global Government Bond Index Unhedged, respectively. The fund’s other benchmark, the Global Total Return Blended Index (“Blended Index”), generated a return of 18.88%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Within the equity portion of the fund, a combination of stock selection and an underweighted position in the basic materials sector held back performance relative to the MSCI World Index. Not owning mining company BHP Billiton (U.K.) had a negative impact on relative returns as this stock significantly outperformed the benchmark.

Stock selection in the financial services sector was another major factor that hindered relative performance. Holdings of financial services firm Sumitomo Mitsui Financial Group (Japan) and insurance company Allstate were among the fund’s top detractors. Shares of the Sumitomo fell despite returning to profit in the first quarter as stock markets rebounded. We believe that investors were concerned that Sumitomo, along with other banks, would follow Nomura’s lead in raising new capital and diluting equity shareholders’ stake in the company.

An underweighted position and poor stock selection in the technology sector also detracted from relative returns. Not owning strong-performing personal computer and electronics maker Apple, a benchmark constituent, hurt relative performance.

The fund’s overweighted position in the consumer staples sector was another negative factor for relative results. Household and industrial products manufacturer Kao (Japan) and cosmetics maker KOSE (b) (Japan) were among the fund’s top detractors over the reporting period. Kao’s stock price declined early in the reporting period as the company reported that it might miss its full-year operating profit forecast due to weaker-than-expected sales of cosmetics and chemicals.

Elsewhere, Japanese telecommunications company KDDI, defense contractor Lockheed Martin, and Swiss pharmaceutical and diagnostics company Roche Holding also dampened relative results.

During the reporting period, the fund’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

3

MFS Global Tactical Allocation Portfolio

Management Review – continued

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, our long positions in U.K., Canadian, Australian, and Swedish bonds detracted from performance relative to the JPMorgan Global Government Bond Index Unhedged. The fund’s Euro and Swiss franc exposure also held back relative returns.

Contributors to Performance

Within the equity portion of the fund, stock selection in the transportation sector bolstered relative performance. Package delivery company TNT (The Netherlands) was among the fund’s top contributors. Shares of TNT pushed higher as the company saw encouraging signs in the air freight market and announced that it will invest in the Asia Pacific market.

Stocks in other areas that aided relative results included financial services firms, DnB NOR (Norway), Goldman Sachs, and Credit Agricole (France), electronics maker Samsung Electronics (b) (South Korea), locks manufacturer ASSA ABLOY (Sweden), brewer Heineken (The Netherlands), and semiconductor manufacturer Taiwan Semiconductor (b). Underweighting poor-performing integrated oil and gas company Exxon Mobil, and owning strong-performing oil and gas refiner StatoilHydro (h) (Norway) in the early part of the reporting period, also helped.

Within the fixed income portion of the fund, an increased exposure to Treasury Inflation Protected Securities (TIPS), high-quality commercial mortgage-backed securities, and U.S. dollar-denominated emerging markets debt securities were the key contributors to positive performance relative to the JPMorgan Global Government Bond Index Unhedged. The bonds in all of these sectors performed exceptionally well over the reporting period.

A greater exposure to Euroland versus U.S. bonds and holdings of European sovereign debt of Greece, Portugal, and Ireland also aided relative results. The fund’s long U.S. Dollar currency position in the first quarter of the year, and short U.S. Dollar position for much of the rest of the year, was another positive factor for relative performance. Our exposure to Japanese Yen, Norwegian Krone, and Australian Dollar also boosted relative returns.

The fund’s return from yield, which was greater than that of the benchmark, contributed to relative performance. Yield curve(y) positioning, particularly our lesser exposure to the long end of the curve, also helped.

Respectfully,

Nevin Chitkara	Steven Gorham	Matthew Ryan	Benjamin Stone
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 9, 2009, Benjamin Stone became a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/07/94	15.16%	5.23%	6.02%	N/A
Service Class	8/24/01	14.78%	4.96%	N/A	7.26%

Comparative benchmarks
MSCI World Index (f)	30.79%	2.57%	0.23%	N/A
JPMorgan Global Government Bond Index Unhedged (f)	1.90%	4.60%	6.70%	N/A
Global Total Return Blended Index (y)	18.88%	3.79%	3.16%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

(y)	Global Total Return Blended Index is at a point in time and allocations during the period can change. As of December 31, 2009, the blended index was comprised of 60% MSCI World Index and 40% JPMorgan Global Government Bond Index Unhedged.

Benchmark Definitions

JPMorgan Global Government Bond Index Unhedged – measures developed government bond markets around the world.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.90%	$1,000.00	$1,134.73	$4.84
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,133.00	$6.18
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.6%
Aerospace – 3.4%
Cobham PLC	119,200	$480,482
Lockheed Martin Corp.	19,750	1,488,162
Northrop Grumman Corp.	14,680	819,878
United Technologies Corp.	10,520	730,193

		$3,518,715

Alcoholic Beverages – 0.9%
Heineken N.V.	20,510	$971,836

Apparel Manufacturers – 0.7%
Compagnie Financiere Richemont S.A.	7,500	$250,958
NIKE, Inc., “B”	6,690	442,008

		$692,966

Broadcasting – 2.4%
Fuji Television Network, Inc.	158	$217,983
Nippon Television Network Corp.	1,930	248,879
Omnicom Group, Inc.	10,570	413,815
Vivendi S.A.	25,512	753,157
Walt Disney Co.	18,490	596,303
WPP Group PLC	28,436	277,674

		$2,507,811

Brokerage & Asset Managers – 0.3%
Daiwa Securities Group, Inc.	69,000	$345,912

Business Services – 1.5%
Accenture Ltd., “A”	16,910	$701,765
Bunzl PLC	29,870	323,820
Nomura Research, Inc.	8,400	164,532
USS Co. Ltd.	6,890	418,719

		$1,608,836

Chemicals – 1.5%
3M Co.	4,750	$392,682
Givaudan S.A.	590	469,551
PPG Industries, Inc.	12,060	705,992

		$1,568,225

Computer Software – 0.5%
Oracle Corp.	21,770	$534,236

Computer Software – Systems – 1.1%
International Business Machines Corp.	4,720	$617,848
Konica Minolta Holdings, Inc.	48,500	497,422

		$1,115,270

Conglomerates – 0.3%
Tomkins PLC	96,820	$298,909

Construction – 1.0%
Geberit AG	4,187	$741,668
Sherwin-Williams Co.	5,600	345,240

		$1,086,908

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 2.6%
Henkel KGaA, IPS	13,710	$713,779
Kao Corp.	39,400	920,116
KOSE Corp.	15,200	306,893
Procter & Gamble Co.	6,004	364,023
Reckitt Benckiser Group PLC	7,300	395,705

		$2,700,516

Consumer Services – 0.3%
Benesse Corp.	6,600	$275,664

Electrical Equipment – 1.0%
Legrand S.A.	13,920	$388,624
OMRON Corp.	16,200	289,090
Spectris PLC	32,240	379,822

		$1,057,536

Electronics – 1.7%
Halma PLC	43,530	$169,477
Intel Corp.	24,190	493,476
Samsung Electronics Co. Ltd.	888	606,489
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46,008	526,332

		$1,795,774

Energy – Independent – 1.2%
Apache Corp.	4,930	$508,628
Devon Energy Corp.	5,810	427,035
EOG Resources, Inc.	3,010	292,873

		$1,228,536

Energy – Integrated – 4.4%
Chevron Corp.	14,680	$1,130,213
Exxon Mobil Corp.	8,800	600,072
Hess Corp.	6,330	382,965
Royal Dutch Shell PLC, “A”	38,670	1,167,551
TOTAL S.A.	20,540	1,316,235

		$4,597,036

Food & Beverages – 3.2%
General Mills, Inc.	3,370	$238,630
J.M. Smucker Co.	3,378	208,592
Kellogg Co.	5,350	284,620
Nestle S.A.	41,544	2,018,324
Nong Shim Co. Ltd. (a)	1,202	256,694
PepsiCo, Inc.	5,610	341,088

		$3,347,948

Food & Drug Stores – 0.7%
CVS Caremark Corp.	13,290	$428,071
Lawson, Inc.	5,700	250,926

		$678,997

7

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 3.4%
Allstate Corp.	19,200	$576,768
Aon Corp.	7,440	285,250
Hiscox Ltd.	46,763	239,093
ING Groep N.V. (a)	38,978	376,807
Jardine Lloyd Thompson Group PLC	38,690	302,212
MetLife, Inc.	22,810	806,333
Muenchener Ruckvers AG	2,460	383,228
Travelers Cos., Inc.	5,220	260,269
Zurich Financial Services Ltd.	1,250	271,783

		$3,501,743

Leisure & Toys – 0.1%
NAMCO BANDAI Holdings, Inc.	16,100	$153,190

Machinery & Tools – 1.0%
ASSA ABLOY AB, “B”	26,170	$501,133
Neopost S.A. (l)	4,490	371,201
Schindler Holding AG	2,000	153,432

		$1,025,766

Major Banks – 5.7%
Bank of America Corp., EU	19,990	$298,251
Bank of New York Mellon Corp.	32,791	917,164
Credit Agricole S.A.	22,769	396,947
Goldman Sachs Group, Inc.	4,870	822,251
HSBC Holdings PLC	62,804	716,740
JPMorgan Chase & Co.	19,020	792,563
PNC Financial Services Group, Inc.	5,020	265,006
State Street Corp.	11,390	495,921
Sumitomo Mitsui Financial Group, Inc.	14,500	413,389
UniCredito Italiano S.p.A. (a)	109,538	364,365
Wells Fargo & Co.	18,320	494,457

		$5,977,054

Medical Equipment – 1.6%
Becton, Dickinson & Co.	3,500	$276,010
Medtronic, Inc.	9,980	438,920
Smith & Nephew PLC	63,686	653,935
Synthes, Inc.	2,470	323,492

		$1,692,357

Network & Telecom – 0.6%
Nokia Oyj	51,840	$665,514

Oil Services – 0.2%
National Oilwell Varco, Inc.	5,390	$237,645

Other Banks & Diversified Financials – 1.1%
Bangkok Bank Public Co. Ltd.	67,400	$235,516
DNB Holding A.S.A. (a)	39,400	427,018
Hachijuni Bank Ltd.	27,000	157,070
Sapporo Hokuyo Holdings, Inc.	33,200	120,131
Unione di Banche Italiane ScpA	13,525	193,736

		$1,133,471

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 7.1%
Abbott Laboratories		12,260	$661,917
Daiichi Sankyo Co. Ltd.		16,500	345,289
GlaxoSmithKline PLC		51,570	1,092,416
Hisamitsu Pharmaceutical Co., Inc.		2,700	86,971
Johnson & Johnson		11,180	720,104
Merck & Co., Inc.		13,430	490,732
Merck KGaA		4,170	389,520
Pfizer, Inc.		36,770	668,846
Roche Holding AG		8,090	1,376,240
Sanofi-Aventis		19,720	1,545,786

			$7,377,821

Printing & Publishing – 0.4%
Reed Elsevier PLC		49,092	$403,132

Real Estate – 0.2%
Deutsche Wohnen AG (a)		17,600	$169,044

Telecommunications – Wireless – 2.5%
KDDI Corp.		175	$922,842
Vodafone Group PLC		745,570	1,726,517

			$2,649,359

Telephone Services – 2.1%
AT&T, Inc.		36,440	$1,021,413
China Unicom Ltd.		156,000	205,039
Royal KPN N.V.		57,630	978,167

			$2,204,619

Tobacco – 2.0%
British American Tobacco PLC		18,740	$607,937
Japan Tobacco, Inc.		128	431,892
Philip Morris International, Inc.		20,756	1,000,232

			$2,040,061

Trucking – 1.4%
TNT N.V.		22,587	$691,362
Yamato Holdings Co. Ltd.		52,000	719,128

			$1,410,490

Utilities – Electric Power – 1.5%
Dominion Resources, Inc.		11,380	$442,910
E.ON AG		15,012	626,716
FPL Group, Inc.		4,460	235,577
PPL Corp.		6,330	204,522

			$1,509,725

Total Common Stocks (Identified Cost, $66,430,109)			$62,082,622

BONDS – 36.1%
Asset Backed & Securitized – 0.6%
Bayview Commercial Asset Trust, FRN, 0.895%, 2023 (z)	CAD	170,000	$118,894
Commercial Mortgage Asset Trust, FRN, 0.85%, 2032 (i)(z)		$2,656,287	72,379
Commercial Mortgage Pass-Through Certificates, FRN, 0.423%, 2017 (n)		360,000	336,489

8

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)(n)		$7,027,754	$52,981

			$580,743

Emerging Market Quasi-Sovereign – 1.5%
Banco do Brasil S.A., 8.5%, 2049 (n)		$111,000	$118,215
Empresa Nacional del Petroleo, 6.25%, 2019 (n)		100,000	103,971
Gaz Capital S.A., 8.125%, 2014 (n)		102,000	108,120
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)		200,000	241,000
Korea National Oil Corp., 5.375%, 2014		112,000	118,400
Majapahit Holding B.V., 7.75%, 2020 (n)		100,000	104,750
Pemex Project Funding Master Trust, 5.75%, 2018		103,000	104,146
Petrobras International Finance Co., 7.875%, 2019		108,000	124,504
Petrobras International Finance Co., 6.875%, 2040		100,000	102,760
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022		121,000	112,530
Qtel International Finance Ltd., 7.875%, 2019 (n)		100,000	112,097
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)		250,000	270,481

			$1,620,974

Emerging Market Sovereign – 0.8%
Republic of Brazil, 5.625%, 2041		$105,000	$98,963
Republic of Croatia, 6.75%, 2019 (n)		110,000	118,478
Republic of Panama, 5.2%, 2020		101,000	101,253
Republic of Peru, 7.125%, 2019		120,000	138,000
Republic of Peru, 7.35%, 2025		100,000	114,500
Republic of Poland, 6.375%, 2019		119,000	129,434
State of Qatar, 6.55%, 2019 (n)		100,000	111,250

			$811,878

International Market Quasi-Sovereign – 0.3%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	303,000	$305,129

International Market Sovereign – 25.6%
Federal Republic of Germany, 5%, 2011	EUR	237,000	$359,355
Federal Republic of Germany, 3.75%, 2013	EUR	280,000	425,008
Federal Republic of Germany, 6.25%, 2030	EUR	623,000	1,140,142
Government of Canada, 4.5%, 2015	CAD	206,000	212,839
Government of Canada, 4.25%, 2018	CAD	101,000	101,898
Government of Canada, 5.75%, 2033	CAD	52,000	61,231
Government of Japan, 1.3%, 2014	JPY	59,000,000	657,876
Government of Japan, 1.7%, 2017	JPY	428,000,000	4,876,369
Government of Japan, 2.1%, 2024	JPY	135,000,000	1,510,161
Government of Japan, 2.2%, 2027	JPY	105,950,000	1,175,518
Government of Japan, 2.4%, 2037	JPY	43,000,000	476,191
Kingdom of Belgium, 5.5%, 2017	EUR	509,000	831,576

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Kingdom of Netherlands, 3.75%, 2014	EUR	764,000	$1,154,681
Kingdom of Netherlands, 5.5%, 2028	EUR	226,000	376,753
Kingdom of Spain, 5%, 2012	EUR	1,052,000	1,621,051
Kingdom of Spain, 4.6%, 2019	EUR	445,000	669,658
Kingdom of Sweden, 4.5%, 2015	SEK	1,295,000	197,025
Republic of Finland, 3.875%, 2017	EUR	388,000	577,821
Republic of France, 6%, 2025	EUR	406,000	710,095
Republic of France, 4.75%, 2035	EUR	257,000	396,522
Republic of Ireland, 4.6%, 2016	EUR	856,000	1,265,307
Republic of Italy, 4.75%, 2013	EUR	2,179,000	3,350,861
Republic of Italy, 5.25%, 2017	EUR	1,429,000	2,286,256
United Kingdom Treasury, 8%, 2015	GBP	511,000	1,038,866
United Kingdom Treasury, 8%, 2021	GBP	300,000	653,953
United Kingdom Treasury, 4.25%, 2036	GBP	358,000	559,073

			$26,686,086

Local Authorities – 0.3%
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039		$100,000	$111,425
University of California Rev. (Build America Bonds), 5.77%, 2043		80,000	77,610
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039		130,000	130,846

			$319,881

Mortgage Backed – 1.4%
Fannie Mae, 4.77%, 2012		$185,604	$195,112
Fannie Mae, 5.37%, 2013		142,594	152,278
Fannie Mae, 4.78%, 2015		95,314	99,677
Fannie Mae, 4.856%, 2015		75,787	78,988
Fannie Mae, 5.5%, 2015 - 2024		46,740	50,232
Fannie Mae, 5.09%, 2016		99,000	104,346
Fannie Mae, 5.424%, 2016		102,047	109,825
Fannie Mae, 4.989%, 2017		40,709	43,017
Fannie Mae, 5.05%, 2017		90,000	94,655
Fannie Mae, 6.16%, 2019		50,033	54,808
Freddie Mac, 5.085%, 2019		30,000	31,039
Freddie Mac, 5%, 2023 - 2028		419,966	430,375
Freddie Mac, 4%, 2024		23,857	23,977

			$1,468,329

Supranational – 0.1%
Eurasian Development Bank, 7.375%, 2014 (n)		$100,000	$103,875

U.S. Government Agencies and Equivalents – 1.2%
Aid-Egypt, 4.45%, 2015		$349,000	$366,143
Small Business Administration, 5.09%, 2025		53,277	56,056
Small Business Administration, 5.21%, 2026		671,171	703,370
Small Business Administration, 5.36%, 2026		74,705	79,477

			$1,205,046

9

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 4.3%
U.S. Treasury Bonds, 4.75%, 2017	$1,113,000	$1,207,692
U.S. Treasury Bonds, 8%, 2021	279,000	379,920
U.S. Treasury Bonds, 6.875%, 2025	364,000	461,996
U.S. Treasury Notes, 4.75%, 2012	777,000	833,879
U.S. Treasury Notes, 4.125%, 2015	300,000	319,875
U.S. Treasury Notes, TIPS, 2%, 2016	1,197,009	1,264,060

		$4,467,422

Total Bonds (Identified Cost, $36,573,965)		$37,569,363

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 4.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	4,181,282	$4,181,282

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	290,740	$290,740

Total Investments (Identified Cost, $107,476,096)		$104,124,007

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(16,397)

Net Assets – 100.0%		$104,107,610

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,086,836, representing 2.0% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Commercial Asset Trust, FRN, 0.895%, 2023	5/25/06	$153,707	$118,894
Commercial Mortgage Asset Trust, FRN, 0.85%, 2032	8/25/03	77,372	72,379
Total Restricted Securities			$191,273
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

EU	Equity Unit

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

PHP	Philippine Peso

SEK	Swedish Krona

10

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Credit Suisse Group	95,000	1/13/10	$86,035	$85,265	$770
BUY	BRL	HSBC Bank	56,000	1/05/10	32,162	32,166	4
BUY	CAD	Credit Suisse Group	85,336	1/13/10-3/10/10	80,833	81,595	762
BUY	CAD	Barclays Bank PLC	28,000	1/13/10	26,665	26,773	108
SELL	EUR	JPMorgan Chase Bank	291,263	3/15/10	426,034	418,011	8,023
SELL	EUR	Goldman Sachs International	41,000	1/13/10	61,379	58,775	2,604
SELL	EUR	Credit Suisse Group	40,000	1/13/10	59,523	57,342	2,181
SELL	EUR	UBS AG	1,810,329	3/15/10	2,644,891	2,594,917	49,974
SELL	EUR	Barclays Bank PLC	231,000	1/13/10-3/15/10	336,638	331,116	5,522
BUY	GBP	Deutsche Bank AG	29,331	1/13/10	46,589	47,373	784
BUY	GBP	Barclays Bank PLC	39,331	1/13/10-3/15/10	62,579	63,519	940
BUY	GBP	UBS AG	40,880	3/15/10	65,826	66,000	174
SELL	GBP	Deutsche Bank AG	20,000	1/13/10	32,725	32,302	423
SELL	GBP	Barclays Bank PLC	61,000	1/13/10	101,456	98,523	2,933
SELL	GBP	Goldman Sachs International	15,000	1/13/10	24,425	24,227	198
SELL	JPY	Citibank N.A.	9,944,000	1/13/10	109,921	106,774	3,147
SELL	JPY	Barclays Bank PLC	57,265,000	1/13/10	655,191	614,886	40,305
SELL	JPY	Merrill Lynch International Bank	7,336,037	1/13/10	80,909	78,771	2,138
SELL	JPY	UBS AG	2,403,000	1/13/10	26,236	25,802	434
SELL	MXN	Barclays Bank PLC	1,085,000	1/19/10	84,077	82,805	1,272
SELL	NOK	Barclays Bank PLC	1,180,000	1/25/10	204,953	203,631	1,322
SELL	NOK	UBS AG	637,000	1/13/10	112,438	109,983	2,455
BUY	PHP	JPMorgan Chase Bank	3,017,000	1/07/10	65,106	65,246	140
SELL	SEK	Goldman Sachs International	303,000	1/28/10	42,626	42,355	271

							$126,884

11

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/09 continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	AUD	Citibank N.A.	55,000	2/25/10	$50,434	$49,147	$(1,287)
BUY	AUD	UBS AG	273,345	2/25/10	250,726	244,257	(6,469)
BUY	AUD	Goldman Sachs International	24,000	1/13/10	21,961	21,540	(421)
BUY	BRL	Barclays Bank PLC	56,000	1/05/10	32,305	32,165	(140)
BUY	BRL	HSBC Bank	56,000	1/05/10	32,191	32,165	(26)
SELL	BRL	Barclays Bank PLC	56,000	1/05/10	32,162	32,166	(4)
SELL	BRL	HSBC Bank	112,000	1/05/10	63,727	64,331	(604)
BUY	CAD	Barclays Bank PLC	88,000	1/13/10	85,547	84,143	(1,404)
SELL	CAD	Barclays Bank PLC	114,000	1/13/10	107,550	109,003	(1,453)
SELL	CAD	UBS AG	84,697	3/10/10	80,248	80,983	(735)
BUY	DKK	UBS AG	1,405,922	1/29/10	279,262	270,765	(8,497)
BUY	EUR	Barclays Bank PLC	196,000	1/13/10	292,502	280,973	(11,529)
BUY	EUR	Citibank N.A.	56,000	1/13/10	83,510	80,278	(3,232)
BUY	EUR	JPMorgan Chase Bank	489,959	1/13/10	720,233	702,376	(17,857)
BUY	GBP	Barclays Bank PLC	171,371	1/13/10	285,764	276,787	(8,977)
BUY	GBP	Citibank N.A.	30,000	1/13/10	50,353	48,454	(1,899)
BUY	JPY	Barclays Bank PLC	24,231,000	1/13/10	274,411	260,182	(14,229)
BUY	JPY	Goldman Sachs International	5,624,000	1/13/10	63,357	60,388	(2,969)
BUY	JPY	HSBC Bank	21,841,000	1/13/10	243,413	234,519	(8,894)
BUY	JPY	JPMorgan Chase Bank	345,535,541	1/13/10	3,846,057	3,710,205	(135,852)
BUY	JPY	Merrill Lynch International Bank	24,597,000	1/13/10	271,319	264,111	(7,208)
BUY	KRW	JPMorgan Chase Bank	94,262,000	2/11/10	80,960	80,857	(103)
BUY	MXN	Citibank N.A.	1,086,000	1/19/10	85,698	82,881	(2,817)
BUY	NOK	Citibank N.A.	1,816,262	1/25/10	324,598	313,430	(11,168)
BUY	SEK	Citibank N.A.	462,000	1/28/10	67,984	64,581	(3,403)
BUY	SEK	HSBC Bank	6,955	1/28/10	1,023	972	(51)

							$(251,228)

At December 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

12

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $103,294,814)	$99,942,725
Underlying funds, at cost and value	4,181,282
Total investments, at value, including $278,359 of securities on loan (identified cost, $107,476,096)	$104,124,007
Foreign currency, at value (identified cost, $134)	$136
Receivables for
Forward foreign currency exchange contracts	126,884
Fund shares sold	16,242
Interest and dividends	689,116
Receivable from investment adviser	7,114
Other assets	4,397
Total assets		$104,967,896
Liabilities
Payables for
Forward foreign currency exchange contracts	$251,228
Fund shares reacquired	230,756
Collateral for securities loaned, at value	290,740
Payable to affiliates
Investment adviser	4,309
Shareholder servicing costs	40
Distribution and/or service fees	155
Administrative services fee	210
Payable for Trustees’ compensation	115
Accrued expenses and other liabilities	82,733
Total liabilities		$860,286
Net assets		$104,107,610
Net assets consist of
Paid-in capital	$108,993,393
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $4,144 deferred country tax)	(3,484,454)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,218,498)
Undistributed net investment income	817,169
Net assets		$104,107,610
Shares of beneficial interest outstanding		7,684,281

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$92,880,005	6,850,311	$13.56
Service Class	11,227,605	833,970	13.46

See Notes to Financial Statements

13

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$1,900,827
Interest	1,229,955
Dividends from underlying funds	12,503
Foreign taxes withheld	(120,953)
Total investment income		$3,022,332
Expenses
Management fee	$738,977
Distribution and/or service fees	27,559
Shareholder servicing costs	15,129
Administrative services fee	40,276
Trustees’ compensation	16,770
Custodian fee	129,153
Shareholder communications	6,798
Auditing fees	66,168
Legal fees	8,177
Miscellaneous	21,254
Total expenses		$1,070,261
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(155,548)
Net expenses		$914,711
Net investment income		$2,107,621
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $560 country tax)	$(2,077,963)
Futures contracts	20,045
Foreign currency transactions	(246,582)
Net realized gain (loss) on investments and foreign currency transactions		$(2,304,500)
Change in unrealized appreciation (depreciation)
Investments (net of $4,144 increase in deferred country tax)	$13,644,120
Futures contracts	(34,699)
Translation of assets and liabilities in foreign currencies	(284,125)
Net unrealized gain (loss) on investments and foreign currency translation		$13,325,296
Net realized and unrealized gain (loss) on investments and foreign currency		$11,020,796
Change in net assets from operations		$13,128,417

See Notes to Financial Statements

14

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$2,107,621	$3,375,234
Net realized gain (loss) on investments and foreign currency transactions	(2,304,500)	4,927,469
Net unrealized gain (loss) on investments and foreign currency translation	13,325,296	(31,114,701)
Change in net assets from operations	$13,128,417	$(22,811,998)
Distributions declared to shareholders
From net investment income	$(7,793,150)	$(7,426,422)
From net realized gain on investments	—	(13,271,445)
Total distributions declared to shareholders	$(7,793,150)	$(20,697,867)
Change in net assets from fund share transactions	$(6,933,296)	$(16,007,014)
Total change in net assets	$(1,598,029)	$(59,516,879)
Net assets
At beginning of period	105,705,639	165,222,518
At end of period (including undistributed net investment income of $817,169 and $7,298,178, respectively)	$104,107,610	$105,705,639

See Notes to Financial Statements

15

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.89	$17.59	$18.11	$16.66	$17.91
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.37	$0.40	$0.41	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.44	(2.68)	1.13	2.38	0.23
Total from investment operations	$1.71	$(2.31)	$1.53	$2.79	$0.60
Less distributions declared to shareholders
From net investment income	$(1.04)	$(0.86)	$(0.40)	$(0.16)	$(0.75)
From net realized gain on investments	—	(1.53)	(1.65)	(1.18)	(1.10)
Total distributions declared to shareholders	$(1.04)	$(2.39)	$(2.05)	$(1.34)	$(1.85)
Net asset value, end of period	$13.56	$12.89	$17.59	$18.11	$16.66
Total return (%) (k)(r)(s)	15.16	(15.42)	8.87	17.20	3.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	0.98	0.95	0.93	0.92
Expenses after expense reductions (f)	0.90	0.90	0.93	N/A	N/A
Net investment income	2.17	2.48	2.24	2.41	2.18
Portfolio turnover	66	75	78	76	78
Net assets at end of period (000 Omitted)	$92,880	$93,254	$145,113	$161,209	$161,143

See Notes to Financial Statements

16

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.79	$17.46	$17.99	$16.56	$17.82
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.34	$0.35	$0.37	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.42	(2.66)	1.13	2.36	0.23
Total from investment operations	$1.66	$(2.32)	$1.48	$2.73	$0.55
Less distributions declared to shareholders
From net investment income	$(0.99)	$(0.82)	$(0.36)	$(0.12)	$(0.71)
From net realized gain on investments	—	(1.53)	(1.65)	(1.18)	(1.10)
Total distributions declared to shareholders	$(0.99)	$(2.35)	$(2.01)	$(1.30)	$(1.81)
Net asset value, end of period	$13.46	$12.79	$17.46	$17.99	$16.56
Total return (%) (k)(r)(s)	14.78	(15.59)	8.62	16.91	3.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.23	1.20	1.18	1.17
Expenses after expense reductions (f)	1.15	1.15	1.18	N/A	N/A
Net investment income	1.92	2.25	1.99	2.15	1.91
Portfolio turnover	66	75	78	76	78
Net assets at end of period (000 Omitted)	$11,228	$12,451	$20,109	$18,637	$16,797

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (formerly MFS Global Total Return Portfolio) (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign

18

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$25,901,470	$—	$—	$25,901,470
United Kingdom	697,917	8,537,504	—	9,235,421
Japan	3,674,913	3,611,125	—	7,286,038
Switzerland	—	5,605,448	—	5,605,448
France	759,825	4,012,125	—	4,771,950
Netherlands	978,167	2,040,005	—	3,018,172
Germany	941,793	1,340,495	—	2,282,288
South Korea	—	863,183	—	863,183
Finland	—	665,514	—	665,514
Other Countries	1,188,866	1,264,272	—	2,453,138
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	5,672,468	—	5,672,468
Non-U.S. Sovereign Debt	—	29,527,942	—	29,527,942
Corporate Bonds	—	319,881	—	319,881
Residential Mortgage-Backed Securities	—	1,468,329	—	1,468,329
Commercial Mortgage-Backed Securities	—	580,743	—	580,743
Mutual Funds	4,472,022	—	—	4,472,022
Total investments	$38,614,973	$65,509,034	$—	$104,124,007

Other Financial Instruments
Forward Currency Contracts	$—	$(124,344)	$—	$(124,344)

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

19

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts not Accounted for as Hedging Instruments Under ASC 815	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	$126,884	Payable for forward foreign currency exchange contracts	$(251,228)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Total
Interest Rate Contracts	$(3,533)	$20,045	$—	$16,512
Foreign Exchange Contracts	(1,255)	—	(231,542)	(232,797)
Total	$(4,788)	$20,045	$(231,542)	$(216,285)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Total
Interest Rate Contracts	$(34,699)	$—	$(34,699)
Foreign Exchange Contracts	—	(302,637)	(302,637)
Total	$(34,699)	$(302,637)	$(337,336)

20

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

21

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for

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Notes to Financial Statements – continued

federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$7,793,150	$7,619,350
Long-term capital gain	—	13,078,517
Total distributions	$7,793,150	$20,697,867

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$107,916,508
Gross appreciation	5,534,532
Gross depreciation	(9,327,033)
Net unrealized appreciation (depreciation)	$(3,792,501)
Undistributed ordinary income	1,259,911
Capital loss carryforwards	(1,715,757)
Other temporary differences	(637,436)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/17	$(1,715,757)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$6,938,032	$6,516,244	$—	$11,568,828
Service Class	855,118	910,178	—	1,702,617
Total	$7,793,150	$7,426,422	$—	$13,271,445

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

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MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $155,548 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2009, the fee was $15,129, which equated to 0.0154% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2009, the fund did not pay any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0409% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,778 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$7,070,221	$7,012,509
Investments (non-U.S. Government securities)	$54,641,969	$63,142,199

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MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	175,991	$2,245,712	120,242	$1,873,174
Service Class	52,217	665,945	117,833	1,759,042
	228,208	$2,911,657	238,075	$3,632,216
Shares issued to shareholders in reinvestment of distributions
Initial Class	632,455	$6,938,032	1,166,779	$18,085,072
Service Class	78,379	855,118	169,662	2,612,795
	710,834	$7,793,150	1,336,441	$20,697,867
Shares reacquired
Initial Class	(1,190,033)	$(14,350,447)	(2,303,648)	$(33,896,488)
Service Class	(270,275)	(3,287,656)	(465,400)	(6,440,609)
	(1,460,308)	$(17,638,103)	(2,769,048)	$(40,337,097)
Net change
Initial Class	(381,587)	$(5,166,703)	(1,016,627)	$(13,938,242)
Service Class	(139,679)	(1,766,593)	(177,905)	(2,068,772)
	(521,266)	$(6,933,296)	(1,194,532)	$(16,007,014)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $1,495 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	7,871,531	27,178,082	(30,868,331)	4,181,282

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,503	$4,181,282

(8)	Subsequent Event

Effective February 8, 2010, the MFS Global Total Return Portfolio was renamed the MFS Global Tactical Allocation Portfolio. Prior to February 8, 2010, the fund normally invested between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities. Effective February 8, 2010, MFS attempts to achieve the fund’s objective by generating returns from a combination of (i) individual security selection of a combination of debt instruments and equity securities and (ii) a tactical asset allocation overlay primarily using derivative instruments.

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MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio (formerly MFS Global Total Return Portfolio):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (formerly MFS Global Total Return Portfolio) (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio (formerly MFS Global Total Return Portfolio) as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

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MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

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Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Matthew Ryan Benjamin Stone Erik Weisman Barnaby Wiener

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MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreements – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 7.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Global Tactical Allocation Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

MFS® Variable Insurance Trust II

Annual report

MFS® Money Market Portfolio

12/31/09

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Credit Quality:
All short-term securities are rated A-1 or higher (a)

Maturity breakdown (u)
0 - 7 days	30.9%
8 - 29 days	16.1%
30 - 59 days	12.2%
60 - 89 days	15.2%
90 - 366 days	21.9%
Other Assets Less Liabilities	3.7%

(a)	Short-term debt securities’ credit quality is based on the short-term rating of its issuer. For repurchase agreements, the credit quality is based on the short-term rating of the counterparty with which we trade the repurchase agreement. Each short-term rated security is assigned a rating in accordance with the following ratings hierarchy: If the issuer is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings are converted to the S&P scale and are subject to change.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

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MFS Money Market Portfolio

MARKET ENVIRONMENT

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

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MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Class	Inception	1-year total return (w)	Current 7-day yield (w)	Current 7-day yield without waiver
Initial Class	7/19/85	0.00%	0.00%	(0.37)%
Service Class	8/24/01	0.00%	0.00%	(0.61)%

(w)	Total return and yield were less than 0.01%.

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2009, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
Service Class	Actual	0.28%	$1,000.00	$1,000.00	$1.41
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expense Changes Impacting Table

As disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

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MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – 47.1%
Automotive – 3.0%
Toyota Motor Credit Corp., 0.21%, due 3/12/10	$11,984,000	$11,979,106

Computer Software – 0.2%
Microsoft Corp., 0.1%, due 1/12/10 (t)	$1,054,000	$1,053,968

Energy – Integrated – 2.4%
ConocoPhillips, 0.01%, due 1/04/10 (t)	$9,607,000	$9,606,992

Financial Institutions – 2.0%
General Electric Capital Corp., 0.12%, due 1/15/10	$7,673,000	$7,672,642
General Electric Capital Corp., 0.02%, due 1/15/10	292,000	291,998

		$7,964,640

Food & Beverages – 3.1%
Coca-Cola Co., 0.21%, due 1/15/10 (t)	$7,000,000	$6,999,428
Coca-Cola Co., 0.15%, due 2/01/10 (t)	1,250,000	1,249,839
Coca-Cola Co., 0.15%, due 2/02/10 (t)	4,000,000	3,999,467

		$12,248,734

Major Banks – 20.0%
Australia & New Zealand Banking Group, 0.84%, due 6/25/10	$15,700,000	$15,635,892
BankAmerica Corp., 0.2%, due 3/23/10	11,997,000	11,991,601
CBA Delaware Finance, Inc., 0.31%, due 3/25/10	14,630,000	14,619,544
Goldman Sachs Group, Inc., 0.13%, due 1/05/10	8,425,000	8,424,878
JPMorgan Chase Funding, 0.25%, due 4/19/10	14,271,000	14,260,297
Toronto Dominion HDG USA, 0.4%, due 3/15/10	13,820,000	13,808,790
Toronto Dominion HDG USA, 0.6%, due 4/09/10	1,020,000	1,018,334

		$79,759,336

Other Banks & Diversified Financials – 13.4%
Bank of Nova Scotia, 0.2%, due 1/11/10	$4,463,000	$4,462,752
Bank of Nova Scotia, 0.18%, due 2/03/10	9,500,000	9,498,433
Citigroup Funding, Inc., 0.27%, due 2/02/10	1,564,000	1,563,625
Citigroup Funding, Inc., 0.25%, due 1/22/10	4,994,000	4,993,272
Citigroup Funding, Inc., 0.25%, due 1/12/10	5,441,000	5,440,584
HSBC USA, Inc., 0.16%, due 2/08/10	12,028,000	12,025,969
Rabobank USA Financial Corp., 0.4%, due 1/15/10	15,375,000	15,372,608

		$53,357,243

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – continued
Personal Computers & Peripherals – 3.0%
Hewlett Packard Co., 0.11%, due 1/11/10 (t)	$12,028,000	$12,027,632

Total Commercial Paper, at Amortized Cost and Value		$187,997,651

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 7.5%
Fannie Mae, 0.01%, due 1/06/10	$4,588,000	$4,587,994
Farmer Mac, 0.02%, due 1/22/10	3,132,000	3,131,963
Federal Home Loan Bank, 0.05%, due 1/13/10	2,694,000	2,693,955
Federal Home Loan Bank, 0.145%, due 5/26/10	10,960,000	10,953,599
Freddie Mac, 0.112%, due 2/23/10	8,446,000	8,444,607

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$29,812,118

CERTIFICATES OF DEPOSIT – 16.4%
Major Banks – 12.5%
Abbey National North America LLC, 0.16%, due 2/22/10	$11,889,000	$11,889,000
BNP Paribas Finance, Inc., 0.19%, due 3/24/10	8,400,000	8,400,000
Credit Agricole S.A., 0.6%, due 5/18/10	14,800,000	14,800,000
Credit Suisse, NY, 0.82%, due 8/02/10	14,900,000	14,900,000

		$49,989,000

Other Banks & Diversified Financials – 3.9%
Nordea Bank Finland PLC/New York, 0.83%, due 7/15/10	$4,900,000	$4,900,000
Nordea Bank Finland PLC/New York, 0.83%, due 7/15/10	10,500,000	10,500,000

		$15,400,000

Total Certificates of Deposit, at Amortized Cost and Value		$65,389,000

FLOATING RATE DEMAND NOTES – 0.8%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.2%, due 1/04/10, at Identified Cost	$3,200,000	$3,200,000

Total Floating Rate Demand Notes (Identified Cost, $3,200,000)		$3,200,000

REPURCHASE AGREEMENTS – 24.5%
Bank of America Corp., 0.01%, dated 12/31/09, due 1/04/10, total to be received $39,825,044 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $40,621,576 in a jointly traded account)	$39,825,000	$39,825,000

6

MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

REPURCHASE AGREEMENTS – continued
Goldman Sachs, 0.01%, dated 12/31/09, due 1/04/10, total to be received $39,825,044 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $40,621,568 in a jointly traded account)	$39,825,000	$39,825,000
Morgan Stanley, 0.0025%, dated 12/31/09, due 1/04/10, total to be received $17,923,005 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $18,326,704 in a jointly traded account)	17,923,000	17,923,000

Total Repurchase Agreements, at Cost		$97,573,000

Total Investments, at Amortized Cost and Value		$383,971,769

OTHER ASSETS, LESS LIABILITIES – 3.7%		14,650,199

Net Assets – 100.0%		$398,621,968

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments, at amortized cost and value	$286,398,769
Repurchase agreements, at value	97,573,000
Total investments, at amortized cost and value	$383,971,769
Cash	14,116,149
Receivables for Fund shares sold	835,029
Interest	143,598
Other assets	17,620
Total assets		$399,084,165
Liabilities
Payables for fund shares reacquired	$389,571
Payable to affiliates
Investment adviser	19,392
Distribution and/or service fees	61
Administrative services fee	745
Payable for Trustees’ compensation	463
Accrued expenses and other liabilities	51,965
Total liabilities		$462,197
Net assets		$398,621,968
Net assets consist of
Paid-in capital	$398,846,511
Accumulated net realized gain (loss) on investments	(224,543)
Net assets		$398,621,968
Shares of beneficial interest outstanding		398,847,606

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$206,513,367	206,639,567	$1.00
Service Class	192,108,601	192,208,039	1.00

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Interest income		$1,676,143
Expenses
Management fee	$2,525,940
Distribution and/or service fees	535,139
Administrative services fee	207,187
Trustees’ compensation	90,261
Custodian fee	25,468
Shareholder communications	26,647
Auditing fees	30,350
Legal fees	7,041
Miscellaneous	132,512
Total expenses		$3,580,545
Fees paid indirectly	(31)
Reduction of expenses by investment adviser and distributor	(1,904,461)
Net expenses		$1,676,053
Net investment income		$90
Change in net assets from operations		$90

See Notes to Financial Statements

9

MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$90	$11,122,169
Net realized gain (loss) on investments	—	(192,925)
Change in net assets from operations	$90	$10,929,244
Distributions declared to shareholders
From net investment income	$(1,328)	$(11,122,169)
Change in net assets from fund share transactions	$(165,760,538)	$10,247,156
Total change in net assets	$(165,761,776)	$10,054,231
Net assets
At beginning of period	564,383,744	554,329,513
At end of period (including undistributed net investment income of $0 and $1,238, respectively)	$398,621,968	$564,383,744

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02		$0.05		$0.04		$0.03
Net realized and unrealized gain (loss) on investments	0.00		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00	(w)	$0.02		$0.05		$0.04		$0.03
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.05)		$(0.04)		$(0.03)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	0.00	(x)	2.03		4.84		4.59		2.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60		0.59		0.55		0.59		0.60
Expenses after expense reductions (f)	0.33		0.57		N/A		N/A		0.60
Net investment income	0.00		2.02		4.73		4.52		2.65
Net assets at end of period (000 omitted)	$206,513		$322,980		$320,807		$283,055		$241,684

Service Class	Years ended 12/31
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.02		$0.04		$0.04		$0.02
Net realized and unrealized gain (loss) on investments	0.00		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.00		$0.02		$0.04		$0.04		$0.02
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.04)		$(0.04)		$(0.02)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)(s)	0.00	(x)	1.80		4.58		4.33		2.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.84		0.80		0.84		0.85
Expenses after expense reductions (f)	0.33		0.80		N/A		N/A		0.85
Net investment income	0.00		1.76		4.48		4.28		2.49
Net assets at end of period (000 omitted)	$192,109		$241,404		$233,523		$163,515		$123,232

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	Total return was less than 0.01%.

See Notes to Financial Statements

11

MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$383,971,769	$—	$383,971,769

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

Treasury Temporary Guarantee Program – On October 1, 2008, the Trustees of the fund approved the fund’s participation in the initial term of the United States Department of Treasury’s Temporary Guarantee Program (the Program) through December 18, 2008. On December 3, 2008, the Trustees approved the fund’s participation in the Program’s extension through April 30, 2009. The Program provides coverage to shareholders for amounts held in participating funds as of the close of business September 19, 2008, subject to certain conditions and limitations (but does not guarantee a $1.00 net asset value upon redemption or liquidation of shares). Under the Program, if the fund’s market value per share falls below $0.995, shareholders of record on that date may be eligible to receive payment (applicable only up to their share balances as of September 19, 2008) from the Treasury in the event of the fund’s liquidation. The costs of the Program, which are borne by the fund, are 0.01% of the fund’s net assets as of September 19, 2008 for the initial term of the Program (September 19, 2008 through December 18, 2008), and 0.015% of the fund’s net assets as of September 19, 2008 for the Program’s extension period (December 19, 2008 through April 30, 2009). This fee is recognized ratably over the period of participation in the Program and is included in miscellaneous expense on the fund’s Statement of Operations. This fee, incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets. After considering the costs and benefits of continuing to participate in the Program, the fund has determined not to continue its participation in the Program after April 30, 2009.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2009, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,328	$11,122,169

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$383,971,769
Capital loss carryforwards	(224,543)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/11	$(271)
12/31/12	(66)
12/31/15	(31,281)
12/31/16	(192,925)
$(224,543)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,030	$6,531,076
Service Class	298	4,591,093
Total	$1,328	$11,122,169

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement will continue until modified or rescinded by the fund’s shareholders, but such agreement will continue at least until April 30, 2010. This management fee reduction amounted to $2,588, which is shown as a reduction of total expenses in the Statement of Operations. During the year ended December 31, 2009, MFS voluntarily waived receipt of $1,212,045 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2009, this voluntary waiver had the effect of reducing the management fee by 0.24% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.26% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval.

The investment adviser has also agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $154,749 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2009, MFD voluntarily waived receipt of $535,079 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2009, this voluntary waiver had the effect of reducing the distribution and/or service fees by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to

14

MFS Money Market Portfolio

Notes to Financial Statements – continued

provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0410% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,302 and are included in miscellaneous expense on the Statement of Operations.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $18,020,441,311 and $18,188,708,700, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	43,373,549	$43,373,550	99,394,222	$99,394,326
Service Class	66,446,136	66,446,135	122,510,431	122,510,435
	109,819,685	$109,819,685	221,904,653	$221,904,761
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,028	$1,028	6,531,184	$6,531,076
Service Class	298	298	4,591,094	4,591,093
	1,326	$1,326	11,122,278	$11,122,169
Shares reacquired
Initial Class	(159,840,114)	$(159,840,114)	(103,646,568)	$(103,646,568)
Service Class	(115,741,435)	(115,741,435)	(119,133,206)	(119,133,206)
	(275,581,549)	$(275,581,549)	(222,779,774)	$(222,779,774)
Net change
Initial Class	(116,465,537)	$(116,465,536)	2,278,838	$2,278,834
Service Class	(49,295,001)	(49,295,002)	7,968,319	7,968,322
	(165,760,538)	$(165,760,538)	10,247,157	$10,247,156

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $8,293 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

15

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

16

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

17

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

18

MFS® Money Market Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Edward O’Dette

19

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

20

MFS Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $500 million on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

21

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

22

MFS Money Market Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

23

MFS INVESTMENT MANAGEMENT

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.4%
Cisco Systems, Inc.	4.2%
Accenture Ltd., “A”	3.9%
MasterCard, Inc., “A”	3.8%
Google, Inc., “A”	3.5%
Procter & Gamble Co.	3.0%
Danaher Corp.	2.9%
PepsiCo, Inc.	2.8%
NIKE, Inc., “B”	2.6%
Medtronic, Inc.	2.4%

Equity sectors
Technology	21.7%
Health Care	20.6%
Consumer Staples	14.4%
Special Products & Services	14.0%
Financial Services	7.5%
Retailing	7.2%
Industrial Goods & Services	6.4%
Energy	2.6%
Leisure	2.2%
Basic Materials	2.0%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) provided a total return of 40.14%, while Service Class shares of the fund provided a total return of 39.78%. These compare with a return of 37.21% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong security selection in the industrial goods and services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. Strong-performing industrial automation products maker Rockwell Automation was among the fund’s top relative contributors. Shares of Rockwell jumped in anticipation of an economic recovery and signs that stability was returning to the industrial sector.

Favorable stock selection in the health care sector was another positive area of relative strength. The timing of our ownership in shares of pharmaceutical and medical products maker Abbott Laboratories had a positive impact on relative performance. Not owning weak-performing biotech firm Gilead Sciences also benefited relative returns.

Individual standout performers in other sectors that bolstered relative results included credit card company MasterCard, Canadian wireless solutions provider Research In Motion (b)(h), and internet search giant Google. Shares of Research In Motion soared early in the year after the wireless-device maker reported solid earnings growth due to strong demand for BlackBerry phones.

Elsewhere, our underweighted position in integrated oil and gas company Exxon Mobil aided relative performance during the reporting period. In addition, the timing of our ownership in shares of oilfield services provider Halliburton boosted relative returns. Not owning poor-performing retail giant Wal-Mart and fast-food giant McDonald’s also helped relative results as these benchmark constituents significantly underperformed the benchmark.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Detractors from Performance

Individual securities that detracted from relative results included global biotech company Genzyme, integrated energy company Chevron (b), drugstore retailer CVS Caremark, and household products maker Procter & Gamble. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. In addition, the timing of our ownership in shares of software giant Microsoft (h), business information provider Dun & Bradstreet Corp., and financial services provider Bank of New York Mellon also hindered relative performance.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Elsewhere, our underweighted position in strong-performing computer and personal electronics maker Apple, and not holding internet retailer Amazon.com, a stand out performer, held back relative returns.

The fund’s cash position was another detractor from relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	40.14%	1.97%	(2.75)%	N/A
Service Class	8/24/01	39.78%	1.74%	N/A	0.67%

Comparative benchmark

Russell 1000 Growth Index (f)	37.21%	1.63%	(3.99)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.82%	$1,000.00	$1,242.95	$4.64
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,241.98	$6.05
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Aerospace – 2.5%
Precision Castparts Corp.	16,260	$1,794,288
United Technologies Corp.	163,210	11,328,406

		$13,122,694

Alcoholic Beverages – 1.5%
Companhia de Bebidas das Americas, ADR	30,940	$3,127,725
Diageo PLC	272,230	4,747,521

		$7,875,246

Apparel Manufacturers – 3.7%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	53,200	$5,977,639
NIKE, Inc., “B”	207,620	13,717,453

		$19,695,092

Biotechnology – 1.4%
Genzyme Corp. (a)	154,490	$7,571,555

Broadcasting – 0.9%
Grupo Televisa S.A., ADR	80,490	$1,670,972
Omnicom Group, Inc.	72,480	2,837,592

		$4,508,564

Brokerage & Asset Managers – 3.5%
Charles Schwab Corp.	541,570	$10,192,347
CME Group, Inc.	24,050	8,079,598

		$18,271,945

Business Services – 14.0%
Accenture Ltd., “A”	496,400	$20,600,600
Amdocs Ltd. (a)	73,840	2,106,655
Automatic Data Processing, Inc.	96,180	4,118,428
Dun & Bradstreet Corp.	148,280	12,510,384
Fidelity National Information Services, Inc.	159,890	3,747,822
MasterCard, Inc., “A”	77,810	19,917,804
Visa, Inc., “A”	28,920	2,529,343
Western Union Co.	448,300	8,450,455

		$73,981,491

Cable TV – 0.7%
DIRECTV Group, Inc., “A” (a)	107,520	$3,585,792

Chemicals – 0.9%
3M Co.	25,180	$2,081,631
Monsanto Co.	33,710	2,755,793

		$4,837,424

Computer Software – 4.4%
Oracle Corp.	956,980	$23,484,289

Computer Software – Systems – 5.7%
Apple, Inc. (a)	46,320	$9,767,035
EMC Corp. (a)	103,680	1,811,290
Hewlett-Packard Co.	207,390	10,682,659
International Business Machines Corp.	59,050	7,729,645

		$29,990,629

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 7.0%
Church & Dwight Co., Inc.	146,900	$8,880,105
Colgate-Palmolive Co.	148,390	12,190,239
Procter & Gamble Co.	258,591	15,678,372

		$36,748,716

Electrical Equipment – 3.9%
Danaher Corp.	202,120	$15,199,424
Rockwell Automation, Inc.	52,850	2,482,893
W.W. Grainger, Inc.	29,350	2,841,961

		$20,524,278

Electronics – 3.4%
National Semiconductor Corp.	504,930	$7,755,725
Samsung Electronics Co. Ltd., GDR	14,977	5,164,170
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	447,243	5,116,460

		$18,036,355

Energy – Integrated – 1.5%
Chevron Corp.	58,680	$4,517,773
Exxon Mobil Corp.	27,520	1,876,589
Hess Corp.	26,540	1,605,670

		$8,000,032

Food & Beverages – 5.9%
Groupe Danone	93,322	$5,683,242
Mead Johnson Nutrition Co., “A”	124,490	5,440,213
Nestle S.A.	100,960	4,904,919
PepsiCo, Inc.	245,770	14,942,816

		$30,971,190

Food & Drug Stores – 1.7%
CVS Caremark Corp.	280,307	$9,028,688

Gaming & Lodging – 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	91,400	$3,342,498

General Merchandise – 0.9%
Target Corp.	97,990	$4,739,776

Insurance – 0.8%
Verisk Analytics, Inc., “A” (a)	138,580	$4,196,202

Internet – 4.0%
eBay, Inc. (a)	114,710	$2,700,273
Google, Inc., “A” (a)	29,550	18,320,409

		$21,020,682

Major Banks – 3.2%
Bank of New York Mellon Corp.	238,335	$6,666,230
State Street Corp.	238,050	10,364,697

		$17,030,927

Medical & Health Technology & Services – 3.0%
Laboratory Corp. of America Holdings (a)	41,600	$3,113,344
Medco Health Solutions, Inc. (a)	60,880	3,890,841

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Medical & Health Technology & Services – continued
Patterson Cos., Inc. (a)	212,810	$5,954,424
VCA Antech, Inc. (a)	109,360	2,725,251

		$15,683,860

Medical Equipment – 11.7%
Becton, Dickinson & Co.	59,310	$4,677,187
DENTSPLY International, Inc.	311,400	10,951,938
Medtronic, Inc.	287,980	12,665,360
St. Jude Medical, Inc. (a)	200,430	7,371,815
Synthes, Inc.	39,140	5,126,102
Thermo Fisher Scientific, Inc. (a)	260,350	12,416,092
Waters Corp. (a)	142,710	8,842,312

		$62,050,806

Metals & Mining – 0.5%
BHP Billiton Ltd., ADR	38,020	$2,911,572

Network & Telecom – 4.2%
Cisco Systems, Inc. (a)(s)	930,897	$22,285,674

Oil Services – 1.1%
Halliburton Co.	189,050	$5,688,515

Pharmaceuticals – 4.5%
Abbott Laboratories	170,240	$9,191,258
Allergan, Inc.	81,290	5,122,083
Johnson & Johnson	149,150	9,606,752

		$23,920,093

Specialty Chemicals – 0.6%
Praxair, Inc.	39,420	$3,165,820

Specialty Stores – 0.9%
Staples, Inc.	202,360	$4,976,032

Total Common Stocks (Identified Cost, $475,679,274)		$521,246,437

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	4,308,898	$4,308,898

COLLATERAL FOR SECURITIES LOANED – 0.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	2,121,300	$2,121,300

Total Investments (Identified Cost, $482,109,472)		$527,676,635

OTHER ASSETS, LESS LIABILITIES – 0.2%		925,348

Net Assets – 100.0%		$528,601,983

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $174,523. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $477,800,574)	$523,367,737
Underlying funds, at cost and value	4,308,898
Total investments, at value, including $2,022,510 of securities on loan (identified cost, $482,109,472)	$527,676,635
Receivables for
Investments sold	$3,416,831
Fund shares sold	33,908
Interest and dividends	496,761
Other assets	18,972
Total assets		$531,643,107
Liabilities
Payable to custodian	$22,437
Payables for
Fund shares reacquired	713,938
Collateral for securities loaned, at value	2,121,300
Payable to affiliates
Investment adviser	29,746
Distribution and/or service fees	1,109
Administrative services fee	992
Payable for Trustees’ compensation	476
Accrued expenses and other liabilities	151,126
Total liabilities		$3,041,124
Net assets		$528,601,983
Net assets consist of
Paid-in capital	$805,845,976
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	45,573,839
Accumulated net realized gain (loss) on investments and foreign currency transactions	(324,169,229)
Undistributed net investment income	1,351,397
Net assets		$528,601,983
Shares of beneficial interest outstanding		52,242,142

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$448,333,195	44,260,447	$10.13
Service Class	80,268,788	7,981,695	10.06

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$3,410,260
Interest	83,226
Dividends from underlying funds	7,132
Foreign taxes withheld	(71,237)
Total investment income		$3,429,381
Expenses
Management fee	$1,761,614
Distribution and/or service fees	153,514
Administrative services fee	92,941
Trustees’ compensation	32,533
Custodian fee	34,956
Shareholder communications	12,879
Auditing fees	54,429
Legal fees	16,691
Miscellaneous	30,665
Total expenses		$2,190,222
Reduction of expenses by investment adviser	(106,190)
Net expenses		$2,084,032
Net investment income		$1,345,349
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(9,152,309)
Foreign currency transactions	(3,438)
Net realized gain (loss) on investments and foreign currency transactions		$(9,155,747)
Change in unrealized appreciation (depreciation)
Investments	$85,991,818
Translation of assets and liabilities in foreign currencies	8,425
Net unrealized gain (loss) on investments and foreign currency translation		$86,000,243
Net realized and unrealized gain (loss) on investments and foreign currency		$76,844,496
Change in net assets from operations		$78,189,845

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$1,345,349	$1,754,889
Net realized gain (loss) on investments and foreign currency transactions	(9,155,747)	(38,945,865)
Net unrealized gain (loss) on investments and foreign currency translation	86,000,243	(97,597,305)
Change in net assets from operations	$78,189,845	$(134,788,281)
Distributions declared to shareholders
From net investment income	$(1,718,063)	$(1,772,918)
Change in net assets from fund share transactions	$246,693,529	$(86,534,238)
Total change in net assets	$323,165,311	$(223,095,437)
Net assets
At beginning of period	205,436,672	428,532,109
At end of period (including undistributed net investment income of $1,351,397 and $1,717,549, respectively)	$528,601,983	$205,436,672

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.30	$11.69	$10.52	$9.78	$9.42
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.06	$0.05	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.85	(4.39)	1.16	0.72	0.40
Total from investment operations	$2.90	$(4.33)	$1.21	$0.75	$0.41
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.04)	$(0.01)	$(0.05)
Net asset value, end of period	$10.13	$7.30	$11.69	$10.52	$9.78
Total return (%) (k)(r)(s)	40.14	(37.22)	11.53	7.67	4.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.84	0.82	0.85
Expenses after expense reductions (f)	0.82	0.83	0.83	N/A	N/A
Net investment income	0.62	0.62	0.48	0.34	0.12
Portfolio turnover	53	42	62	72	136
Net assets at end of period (000 omitted)	$448,333	$145,858	$309,208	$336,383	$395,782

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.24	$11.59	$10.43	$9.71	$9.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.04	$0.02	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.82	(4.36)	1.15	0.71	0.40
Total from investment operations	$2.86	$(4.32)	$1.17	$0.72	$0.39
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.01)	$—	$(0.03)
Net asset value, end of period	$10.06	$7.24	$11.59	$10.43	$9.71
Total return (%) (k)(r)(s)	39.78	(37.35)	11.26	7.42	4.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.09	1.07	1.10
Expenses after expense reductions (f)	1.07	1.08	1.08	N/A	N/A
Net investment income (loss)	0.43	0.37	0.19	0.09	(0.13)
Portfolio turnover	53	42	62	72	136
Net assets at end of period (000 omitted)	$80,269	$59,579	$119,324	$88,696	$89,314

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

13

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$476,816,115	$—	$—	$476,816,115
France	5,977,639	5,683,242	—	11,660,881
Switzerland	—	10,031,021	—	10,031,021
South Korea	—	5,164,170	—	5,164,170
Taiwan	5,116,460	—	—	5,116,460
United Kingdom	—	4,747,521	—	4,747,521
Brazil	3,127,725	—	—	3,127,725
Australia	2,911,572	—	—	2,911,572
Mexico	1,670,972	—	—	1,670,972
Mutual Funds	6,430,198	—	—	6,430,198
Total Investments	$502,050,681	$25,625,954	$—	$527,676,635

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund has yet to enter into such transactions.

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$1,718,063	$1,772,918

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$485,296,860
Gross appreciation	65,104,221
Gross depreciation	(22,724,446)
Net unrealized appreciation (depreciation)	$42,379,775
Undistributed ordinary income	1,351,397
Capital loss carryforwards	(320,981,841)
Other temporary differences	6,676
As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(209,855,944)
12/31/15	(43,030,094)
12/31/16	(59,160,964)
12/31/17	(8,934,839)
$(320,981,841)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 and December 4, 2009 in connection with the MFS Strategic Growth Series merger and MFS Capital Appreciation Portfolio merger, respectively, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,377,328	$1,460,223
Service Class	340,735	312,695
Total	$1,718,063	$1,772,918

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders, but such agreement will continue at least until April 30, 2010. For the year ended December 31, 2009, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $106,190 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0396% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,808 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $110,447,795 and $153,627,996, respectively. Purchases exclude the value of securities acquired in connection with the MFS Capital Appreciation Portfolio merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	664,081	$5,131,553	286,691	$2,363,737
Service Class	220,773	1,660,218	690,767	5,621,814
	884,854	$6,791,771	977,458	$7,985,551
Shares issued in connection with acquisition of MFS Capital Appreciation Portfolio
Initial Class	27,551,763	$273,589,013
Service Class	1,622,091	15,994,679
	29,173,854	$289,583,692
Shares issued to shareholders in reinvestment of distributions
Initial Class	183,889	$1,377,328	127,419	$1,460,223
Service Class	45,736	340,735	27,502	312,695
	229,625	$1,718,063	154,921	$1,772,918
Shares reacquired
Initial Class	(4,110,630)	$(33,784,807)	(6,893,149)	$(69,151,636)
Service Class	(2,135,944)	(17,615,190)	(2,785,503)	(27,141,071)
	(6,246,574)	$(51,399,997)	(9,678,652)	$(96,292,707)

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Net change
Initial Class	24,289,103	$246,313,087	(6,479,039)	$(65,327,676)
Service Class	(247,344)	380,442	(2,067,234)	(21,206,562)
	24,041,759	$246,693,529	(8,546,273)	$(86,534,238)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $3,174 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,901,808	51,374,591	(49,967,501)	4,308,898

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,132	$4,308,898

(8)	Acquisitions

At close of business on December 4, 2009, the fund with net assets of $237,649,679, acquired all of the assets and liabilities of MFS Capital Appreciation Portfolio. The purpose of the transaction was to provide shareholders of the MFS Capital Appreciation Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 29,173,854 shares of the fund (valued at $289,583,692) for all of the assets and liabilities of MFS Capital Appreciation Portfolio. MFS Capital Appreciation Portfolio then distributed the shares of the fund that MFS Capital Appreciation Portfolio received from the fund to its shareholders. MFS Capital Appreciation Portfolio’s net assets on that date were $289,583,692, including investments valued at $290,620,865 with a cost basis of $265,631,184. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Capital Appreciation Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$3,042,938
Net realized and unrealized gain (loss) on investments and foreign currency transactions	$157,830,440
Change in net assets from operations	$160,873,378

18

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

20

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $1 billion on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Massachusetts Investors Growth Stock Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS® New Discovery Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lincare Holdings, Inc.	1.8%
Hittite Microwave Corp.	1.7%
CoStar Group, Inc.	1.7%
Silicon Laboratories, Inc.	1.6%
Verisk Analytics, Inc., “A”	1.5%
MICROS Systems, Inc.	1.5%
Gen-Probe, Inc.	1.4%
MSCI, Inc., “A”	1.4%
NxStage Medical, Inc.	1.4%
Mindray Medical International Ltd., ADR	1.4%

Equity sectors
Health Care	26.9%
Technology	21.7%
Special Products & Services	9.4%
Industrial Goods & Services	8.3%
Financial Services	8.1%
Leisure	7.7%
Retailing	4.0%
Transportation	3.6%
Consumer Staples	3.1%
Energy	2.8%
Basic Materials	2.7%
Utilities & Communications	1.0%

(o) Less than 0.1%.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS New Discovery Portfolio (the “fund”) provided a total return of 62.96%, while Service Class shares of the fund provided a total return of 62.71%. These compare with a return of 34.47% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the health care sector was the key driver of the fund’s outperformance relative to the Russell 2000 Growth Index. Within this sector, the fund’s holdings of strong-performing medical device manufacturers, NxStage Medical and Mindray Medical International (b), and Latin American medical diagnostics company Diagnosticos da America (b) were among the fund’s top relative contributors. NxStage Medical benefited from an increase in revenue despite challenging economic conditions. The company, which makes equipment to treat kidney disease, continued to execute on initiatives to drive broader market adoption in the home market and expand overseas.

Stock selection in the energy sector also boosted relative returns. Top relative contributors included holdings of oil service and equipment company Dresser-Rand Group (b) and independent oil and natural gas exploration and production company Continental Resources (b)(h). Dresser-Rand Group’s earnings surged sharply despite lower commodity prices and reductions in exploration and production capital spending.

Stock selection and, to a lesser extent, a slightly underweighted position in the industrial goods and services sector was another positive factor for relative performance. No individual securities within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, the fund’s holdings of digital products manufacturer ARM Holdings (b), travel service provider Ctrip.com International (b), urban fashion apparel retailer Citi Trends, restaurant operator P.F. Chang’s China Bistro, and online marketing and web analytics company Omniture(h) were all top relative contributors. ARM Holdings’ shares rose after the company reported a better-than-expected rise in revenue boosted by the stronger U.S. dollar and a robust licensing pipeline. The company expects continued growth in the smartphone market in 2010. Shares of Citi Trends appreciated due, in part, to management’s savvy insight into what clothes, and in what supply, should be stocked in their stores. Shares of Omniture surged after Adobe announced that it would acquire the company at a significant premium. Adobe plans to add Omniture’s number-crunching products to its array of popular creative software, such as Photoshop and Flash.

During the reporting period, the fund’s currency exposure was also a positive factor that helped relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

3

MFS New Discovery Portfolio

Management Review – continued

Detractors from Performance

Top relative detractors for the reporting period included medical device maker Abiomed (h) and pipeline leak repair company Team Inc. Abiomed’s shares were pressured in the first quarter as the company reported revenue that fell short of expectations. In addition, clinical trials of the company’s cardiac assist device system appeared to move more slowly than expected. Team Inc. lowered its fiscal 2009 outlook at the beginning of the year based on weakening demand, sending the shares lower. Relative fund performance was also negatively impacted by not holding strong-performing biotech firm Dendreon.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	62.96%	3.76%	1.03%	N/A
Service Class	8/24/01	62.71%	3.50%	N/A	2.23%

Comparative benchmark
Russell 2000 Growth Index (f)		34.47%	0.87%	(1.37)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.95%	$1,000.00	$1,304.02	$5.52
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,302.35	$6.96
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 0.8%
HEICO Corp.	22,100	$979,693
HEICO Corp., “A”	14,020	504,159

		$1,483,852

Apparel Manufacturers – 0.3%
Stella International Holdings	349,000	$632,727

Biotechnology – 3.6%
Gen-Probe, Inc. (a)	64,160	$2,752,464
Human Genome Sciences, Inc. (a)	47,920	1,466,352
Luminex Corp. (a)	78,980	1,179,171
Myriad Genetics, Inc. (a)	58,880	1,536,768

		$6,934,755

Brokerage & Asset Managers – 1.5%
Penson Worldwide, Inc. (a)	151,120	$1,369,147
Thomas Weisel Partners Group (a)	57,320	216,670
TradeStation Group, Inc. (a)	181,630	1,433,061

		$3,018,878

Business Services – 5.9%
Concur Technologies, Inc. (a)	46,410	$1,984,028
Constant Contact, Inc. (a)	150,760	2,412,160
Copart, Inc. (a)	53,570	1,962,269
CoStar Group, Inc. (a)	76,700	3,203,759
Ultimate Software Group, Inc. (a)	65,400	1,920,798

		$11,483,014

Chemicals – 0.9%
Intrepid Potash, Inc. (a)	61,160	$1,784,037

Computer Software – 4.5%
Akamai Technologies, Inc. (a)	20,750	$525,598
ANSYS, Inc. (a)	12,080	524,997
Autonomy Corp. PLC (a)	60,320	1,472,151
Blackboard, Inc. (a)	40,150	1,822,409
Nuance Communications, Inc. (a)	81,295	1,263,324
Salesforce.com, Inc. (a)	23,540	1,736,546
SolarWinds, Inc. (a)	57,530	1,323,765

		$8,668,790

Computer Software – Systems – 3.5%
Ariba, Inc. (a)	81,990	$1,026,515
LogMeIn, Inc. (a)	23,530	469,424
MICROS Systems, Inc. (a)	94,050	2,918,372
PROS Holdings, Inc. (a)	111,340	1,152,369
SuccessFactors, Inc. (a)	70,280	1,165,242

		$6,731,922

Consumer Products – 1.9%
Colgate-Palmolive (India) Ltd.	67,412	$954,647
Dabur India Ltd.	177,490	603,884
Hengan International Group Co. Ltd.	110,000	814,208
Natura Cosmeticos S.A.	62,100	1,295,147

		$3,667,886

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Services – 3.5%
Anhanguera Educacional Participacoes S.A., IEU (a)	120,700	$1,715,207
Archipelago Learning, Inc. (a)	47,340	979,938
Capella Education Co. (a)	22,820	1,718,346
Strayer Education, Inc.	11,230	2,386,263

		$6,799,754

Electrical Equipment – 0.9%
Houston Wire & Cable Co.	76,250	$907,375
Mettler-Toledo International, Inc. (a)	7,330	769,577

		$1,676,952

Electronics – 7.2%
ARM Holdings PLC	924,350	$2,643,170
CEVA, Inc. (a)	73,210	941,481
Hittite Microwave Corp. (a)	82,520	3,362,690
NetLogic Microsystems, Inc. (a)	36,630	1,694,504
PMC-Sierra, Inc. (a)	168,270	1,457,218
Silicon Laboratories, Inc. (a)	62,920	3,041,553
Tessera Technologies, Inc. (a)	38,660	899,618

		$14,040,234

Energy – Independent – 1.0%
Cobalt International Energy, Inc. (a)	69,410	$960,634
EXCO Resources, Inc.	51,000	1,082,730

		$2,043,364

Engineering – Construction – 1.9%
North American Energy Partners, Inc. (a)	314,070	$2,280,148
Team, Inc. (a)	78,450	1,475,645

		$3,755,793

Food & Beverages – 1.2%
Mead Johnson Nutrition Co., “A”	53,490	$2,337,513

Gaming & Lodging – 2.3%
International Game Technology	83,620	$1,569,547
Orient-Express Hotels Ltd., “A” (a)	48,820	495,035
WMS Industries, Inc. (a)	61,300	2,452,000

		$4,516,582

Health Maintenance Organizations – 0.6%
OdontoPrev S.A.	31,700	$1,160,394

Insurance – 2.2%
PICO Holdings, Inc. (a)	38,630	$1,264,360
Verisk Analytics, Inc., “A” (a)	98,550	2,984,094

		$4,248,454

Internet – 4.0%
Dealertrack Holdings, Inc. (a)	81,150	$1,524,809
GSI Commerce, Inc. (a)	49,060	1,245,633
Rackspace Hosting, Inc. (a)	71,400	1,488,690
TechTarget, Inc. (a)	251,000	1,413,130
Vocus, Inc. (a)	113,980	2,051,640

		$7,723,902

7

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 4.7%
Bucyrus International, Inc.	41,360	$2,331,463
Colfax Corp. (a)	43,040	518,202
Jain Irrigation Systems Ltd.	65,933	1,235,987
Kennametal, Inc.	32,070	831,254
Polypore International, Inc. (a)	80,090	953,071
Ritchie Bros. Auctioneers, Inc.	81,840	1,835,671
RTI International Metals, Inc. (a)	58,710	1,477,731

		$9,183,379

Medical & Health Technology & Services – 11.9%
Allscripts Healthcare Solutions, Inc. (a)	39,260	$794,230
athenahealth, Inc. (a)	35,690	1,614,616
Cerner Corp. (a)	16,160	1,332,230
DaVita, Inc. (a)	23,880	1,402,711
Diagnosticos da America S.A.	59,300	1,925,088
Fleury S.A. (a)	104,000	1,098,541
Healthcare Services Group, Inc.	113,715	2,440,324
IDEXX Laboratories, Inc. (a)	39,566	2,114,407
IPC The Hospitalist Co., Inc. (a)	59,650	1,983,363
Lincare Holdings, Inc. (a)	92,780	3,443,994
Medassets, Inc. (a)	64,230	1,362,318
MEDNAX, Inc. (a)	20,920	1,257,501
MWI Veterinary Supply, Inc. (a)	35,030	1,320,631
Phase Forward, Inc. (a)	62,370	957,380

		$23,047,334

Medical Equipment – 9.4%
AGA Medical Holdings, Inc. (a)	96,150	$1,420,136
AtriCure, Inc. (a)	39,420	238,097
Conceptus, Inc. (a)	74,770	1,402,685
DexCom, Inc. (a)	255,030	2,060,642
Edwards Lifesciences Corp. (a)	16,380	1,422,603
Insulet Corp. (a)	47,930	684,440
Mindray Medical International Ltd., ADR	79,220	2,687,142
NxStage Medical, Inc. (a)	323,600	2,702,060
Orthovita, Inc. (a)	327,890	1,150,894
ResMed, Inc. (a)	23,790	1,243,503
Thoratec Corp. (a)	45,980	1,237,782
Volcano Corp. (a)	113,260	1,968,459

		$18,218,443

Metals & Mining – 1.3%
Globe Specialty Metals, Inc. (a)	141,830	$1,333,202
Iluka Resources Ltd. (a)	407,110	1,295,601

		$2,628,803

Network & Telecom – 2.5%
Ciena Corp. (a)	184,780	$2,003,015
Fortinet, Inc. (a)	86,660	1,522,616
Polycom, Inc. (a)	54,820	1,368,855

		$4,894,486

Oil Services – 1.8%
Core Laboratories N.V.	4,130	$487,836
Dresser-Rand Group, Inc. (a)	51,500	1,627,915
Exterran Holdings, Inc. (a)	61,410	1,317,245

		$3,432,996

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – 4.4%
Assured Guaranty Ltd.	42,530	$925,453
City National Corp.	25,310	1,154,136
Metro Bancorp, Inc. (a)	67,940	854,006
Ocwen Financial Corp. (a)	123,060	1,177,684
PacWest Bancorp	27,700	558,155
Signature Bank (a)	43,240	1,379,356
SVB Financial Group (a)	24,500	1,021,405
TCF Financial Corp.	104,280	1,420,294

		$8,490,489

Pharmaceuticals – 1.4%
Auxilium Pharmaceuticals, Inc. (a)	15,440	$462,891
Eurand N.V. (a)	85,010	1,096,629
Genomma Lab Internacional S.A., “B” (a)	363,500	799,967
Inspire Pharmaceuticals, Inc. (a)	74,450	410,964

		$2,770,451

Printing & Publishing – 2.3%
MSCI, Inc., “A” (a)	85,590	$2,721,762
VistaPrint Ltd. (a)	30,520	1,729,263

		$4,451,025

Railroad & Shipping – 0.3%
Diana Shipping, Inc. (a)	38,190	$552,991

Restaurants – 3.1%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	169,050	$1,176,588
P.F. Chang’s China Bistro, Inc. (a)	70,280	2,664,315
Peet’s Coffee & Tea, Inc. (a)	22,710	756,924
Red Robin Gourmet Burgers, Inc. (a)	76,500	1,369,350

		$5,967,177

Specialty Chemicals – 0.5%
Asian Paints Ltd.	23,175	$891,263

Specialty Stores – 3.7%
Citi Trends, Inc. (a)	59,790	$1,651,400
Ctrip.com International Ltd., ADR (a)	17,770	1,276,948
Dufry South America Ltd., BDR	33,020	678,915
Monro Muffler Brake, Inc.	21,950	734,008
Overstock.com, Inc. (a)	59,450	806,142
Titan Machinery, Inc. (a)	127,780	1,474,581
Zumiez, Inc. (a)	45,140	574,181

		$7,196,175

Telecommunications – Wireless – 1.0%
SBA Communications Corp. (a)	57,830	$1,975,473

Trucking – 3.3%
Atlas Air Worldwide Holdings, Inc. (a)	61,530	$2,291,993
Landstar System, Inc.	64,480	2,499,890
Old Dominion Freight Lines, Inc. (a)	50,020	1,535,614

		$6,327,497

Total Common Stocks (Identified Cost, $175,368,258)		$192,736,785

8

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $70,840) (a)(z)	$6.57	5/08/07	50,440	$1,556

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	1,095,029	$1,095,029

Total Investments (Identified Cost, $176,534,127)		$193,833,370

OTHER ASSETS, LESS LIABILITIES – 0.2%		302,691

Net Assets – 100.0%		$194,136,061

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Security	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$70,840	$1,556
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

BDR	Brazilian Depository Receipt

IEU	International Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $175,439,098)	$192,738,341
Underlying funds, at cost and value	1,095,029
Total investments, at value (identified cost, $176,534,127)	$193,833,370
Foreign currency, at value (identified cost, $20,428)	$20,482
Receivables for
Investments sold	1,378,434
Interest and dividends	106,421
Receivable from investment adviser	5,419
Other assets	7,201
Total assets		$195,351,327
Liabilities
Payable to custodian	$933
Payables for
Investments purchased	734,788
Fund shares reacquired	289,310
Payable to affiliates
Investment adviser	9,684
Distribution and/or service fees	1,598
Administrative services fee	377
Payable for Trustees’ compensation	207
Deferred country tax expense payable	86,227
Accrued expenses and other liabilities	92,142
Total liabilities		$1,215,266
Net assets		$194,136,061
Net assets consist of
Paid-in capital	$221,692,161
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $86,227 deferred country tax)	17,213,143
Accumulated net realized gain (loss) on investments and foreign currency transactions	(44,769,243)
Net assets		$194,136,061
Shares of beneficial interest outstanding		14,440,691

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$78,619,747	5,762,635	$13.64
Service Class	115,516,314	8,678,056	13.31

See Notes to Financial Statements

10

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment loss
Income
Dividends	$761,224
Income on securities loaned	60,131
Interest	42
Dividends from underlying funds	792
Foreign taxes withheld	(15,242)
Total investment income		$806,947
Expenses
Management fee	$1,566,591
Distribution and/or service fees	267,674
Administrative services fee	70,177
Trustees’ compensation	26,051
Custodian fee	72,559
Shareholder communications	24,235
Auditing fees	45,307
Legal fees	8,185
Miscellaneous	25,227
Total expenses		$2,106,006
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(179,600)
Net expenses		$1,926,405
Net investment loss		$(1,119,458)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $8,418 country tax)	$27,008,244
Foreign currency transactions	(23,452)
Net realized gain (loss) on investments and foreign currency transactions		$26,984,792
Change in unrealized appreciation (depreciation)
Investments (net of $86,227 increase in deferred country tax)	$61,407,459
Translation of assets and liabilities in foreign currencies	117
Net unrealized gain (loss) on investments and foreign currency translation		$61,407,576
Net realized and unrealized gain (loss) on investments and foreign currency		$88,392,368
Change in net assets from operations		$87,272,910

See Notes to Financial Statements

11

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment loss	$(1,119,458)	$(1,047,389)
Net realized gain (loss) on investments and foreign currency transactions	26,984,792	(64,800,853)
Net unrealized gain (loss) on investments and foreign currency translation	61,407,576	(40,366,188)
Change in net assets from operations	$87,272,910	$(106,214,430)
Distributions declared to shareholders
From net realized gain on investments	$—	$(45,004,029)
Change in net assets from fund share transactions	$(57,934,600)	$(528,514)
Total change in net assets	$29,338,310	$(151,746,973)
Net assets
At beginning of period	164,797,751	316,544,724
At end of period	$194,136,061	$164,797,751

See Notes to Financial Statements

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MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years . Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.37	$16.24	$16.24	$14.35	$13.64
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.04)	$(0.08)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	5.32	(5.42)	0.52	1.98	0.78
Total from investment operations	$5.27	$(5.46)	$0.44	$1.89	$0.71
Less distributions declared to shareholders
From net realized gain on investments	$—	$(2.41)	$(0.44)	$—	$—
Net asset value, end of period	$13.64	$8.37	$16.24	$16.24	$14.35
Total return (%) (k)(r)(s)	62.96	(39.57)	2.56	13.17	5.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.02	1.00	1.00	1.00
Expenses after expense reductions (f)	0.95	0.95	0.95	0.98	N/A
Net investment loss	(0.49)	(0.28)	(0.45)	(0.60)	(0.56)
Portfolio turnover	153	127	95	107	127
Net assets at end of period (000 omitted)	$78,620	$59,861	$130,029	$163,825	$176,958

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.18	$15.97	$16.02	$14.19	$13.52
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.07)	$(0.12)	$(0.13)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	5.20	(5.31)	0.51	1.96	0.78
Total from investment operations	$5.13	$(5.38)	$0.39	$1.83	$0.67
Less distributions declared to shareholders
From net realized gain on investments	$—	$(2.41)	$(0.44)	$—	$—
Net asset value, end of period	$13.31	$8.18	$15.97	$16.02	$14.19
Total return (%) (k)(r)(s)	62.71	(39.76)	2.28	12.90	4.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.27	1.25	1.26	1.26
Expenses after expense reductions (f)	1.20	1.20	1.20	1.23	N/A
Net investment loss	(0.74)	(0.54)	(0.70)	(0.84)	(0.81)
Portfolio turnover	153	127	95	107	127
Net assets at end of period (000 omitted)	$115,516	$104,937	$186,516	$181,468	$131,180

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS New Discovery Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS New Discovery Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$163,790,354	$1,556	$—	$163,791,910
Brazil	2,393,688	4,800,689	—	7,194,377
China	3,964,095	814,208	—	4,778,303
Canada	4,115,819	—	—	4,115,819
United Kingdom	1,472,151	2,643,170	—	4,115,321
India	2,190,634	1,495,147	—	3,685,781
Australia	—	1,295,601	—	1,295,601
Netherlands	1,096,629	—	—	1,096,629
Mexico	799,967	—	—	799,967
Other Countries	552,991	1,311,642	—	1,864,633
Mutual Funds	1,095,029	—	—	1,095,029
Total Investments	$181,471,357	$12,362,013	$—	$193,833,370

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of

15

MFS New Discovery Portfolio

Notes to Financial Statements – continued

the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. As of December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$—	$12,386,029
Long-term capital gain	—	32,618,000
Total distributions	$—	$45,004,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$178,691,263
Gross appreciation	24,956,444
Gross depreciation	(9,814,337)
Net unrealized appreciation (depreciation)	$15,142,107
Capital loss carryforwards	(42,612,107)
Other temporary differences	(86,100)

16

MFS New Discovery Portfolio

Notes to Financial Statements – continued

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(42,612,107)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$—	$17,250,961
Service Class	—	27,753,068
Total	$—	$45,004,029

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $179,600 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0403% of the fund’s average daily net assets.

17

MFS New Discovery Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,115 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $264,040,749 and $323,393,118, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	381,699	$3,641,700	680,507	$6,730,272
Service Class	346,397	3,223,051	2,767,379	26,015,964
	728,096	$6,864,751	3,447,886	$32,746,236
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	1,235,742	$17,250,961
Service Class	—	—	2,028,733	27,753,068
	—	$—	3,264,475	$45,004,029
Shares reacquired
Initial Class	(1,775,010)	$(18,353,031)	(2,767,391)	$(34,988,647)
Service Class	(4,493,420)	(46,446,320)	(3,647,151)	(43,290,132)
	(6,268,430)	$(64,799,351)	(6,414,542)	$(78,278,779)
Net change
Initial Class	(1,393,311)	$(14,711,331)	(851,142)	$(11,007,414)
Service Class	(4,147,023)	(43,223,269)	1,148,961	10,478,900
	(5,540,334)	$(57,934,600)	297,819	$(528,514)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,641 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	39,491,938	(38,396,909)	1,095,029

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$792	$1,095,029

19

MFS New Discovery Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS New Discovery Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

21

MFS New Discovery Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS New Discovery Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

23

MFS New Discovery Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

24

MFS New Discovery Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue its waiver to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS New Discovery Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

26

MFS New Discovery Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS®
INVESTMENT MANAGEMENT

MFS® Growth Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
EGS-ANN

MFS® GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.5%
Apple, Inc.	3.7%
Cisco Systems, Inc.	2.9%
Danaher Corp.	2.4%
Adobe Systems, Inc.	2.3%
Hewlett-Packard Co.	2.2%
Visa, Inc., “A”	1.7%
American Tower Corp., “A”	1.7%
CME Group, Inc.	1.6%
Express Scripts, Inc.	1.5%

Equity sectors
Technology	24.9%
Health Care	15.0%
Retailing	8.9%
Special Products & Services	8.3%
Financial Services	7.2%
Leisure	7.2%
Consumer Staples	7.2%
Energy	5.8%
Basic Materials	4.9%
Industrial Goods & Services	4.8%
Utilities & Communications	2.1%
Transportation	1.9%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Growth Portfolio (the “fund”) provided a total return of 37.74%, while Service Class shares of the fund provided a total return of 37.45%. These compare with a return of 37.01% for the fund’s benchmark, the Russell 3000 Growth Index. Effective at the close of business, December 31, 2009, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the fund’s benchmark. For the twelve months ended December 31, 2009, the Russell 1000 Growth Index generated a return of 37.21%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Stock selection in the leisure and special products and services sectors boosted the fund’s performance relative to the Russell 3000 Growth Index. In the leisure sector, not owning fast-food restaurant chain McDonald’s benefited relative returns as this benchmark constituent underperformed the index over the reporting period. Within the special products and services sector, online travel company Priceline.com was among the fund’s top contributors.

Stock selection in the technology sector also had a positive impact on relative results. Holdings of personal computer and electronics maker Apple, networking chip maker Marvell Technology Group, internet search engine Google, and internet software service provider Tencent Holdings (b) all turned in impressive returns over the reporting period. The stock price of Marvell Technology Group climbed after the company’s management announced cost-cutting initiatives in response to deteriorating economic conditions earlier in the year. The company also raised earnings expectations.

Elsewhere, the fund’s timing of ownership in shares of integrated oil and gas company Exxon Mobil (h), biotechnology company Genentech (h), and financial services firm Goldman Sachs Group aided relative performance. Underweighting consumer products maker Procter & Gamble was another positive as this stock underperformed the benchmark.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the financial services sector was a major factor detracting from relative performance. Here, the timing of our ownership in shares of financial services firm Wells Fargo (h), and the fund’s holdings of JPMorgan Chase (b), held back relative results.

Individual securities in other sectors that also hindered relative returns included global biotech company Genzyme, cardiovascular medical device maker St. Jude Medical (h), biotechnology company Gilead Sciences, and integrated energy company Chevron (b)(h). Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down production due to a viral infection in one of its bioreactors. Elsewhere, the timing of our ownership in shares of brewer Molson Coors Brewing (h), and not owning strong-performing software giant Microsoft and technology company International Business Machines (IBM), hindered relative returns.

3

MFS Growth Portfolio

Management Review – continued

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/01/95	37.74%	4.29%	(4.36)%	N/A
Service Class	8/24/01	37.45%	4.03%	N/A	2.16%

Comparative benchmarks

Russell 3000 Growth Index (f)	37.01%	1.58%	(3.79)%	N/A
Russell 1000 Growth Index (f)	37.21%	1.63%	(3.99)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Effective the close of business on 12/31/09, the fund changed its benchmark from the Russell 3000 Growth Index to the Russell 1000 Growth Index to better reflect the fund’s investment policies and objectives.

Benchmark Definitions

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

5

MFS Growth Portfolio

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.86%	$1,000.00	$1,239.36	$4.85
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$1,238.53	$6.26
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.2%
Aerospace – 1.4%
Goodrich Corp.	21,270	$1,366,597
Precision Castparts Corp.	8,500	937,975

		$2,304,572

Apparel Manufacturers – 0.7%
Coach, Inc.	11,630	$424,844
NIKE, Inc., “B”	11,080	732,056

		$1,156,900

Biotechnology – 2.6%
Alexion Pharmaceuticals, Inc. (a)	17,700	$864,114
Celgene Corp. (a)	16,840	937,651
Genzyme Corp. (a)	18,760	919,428
Gilead Sciences, Inc. (a)	30,890	1,336,919
Human Genome Sciences, Inc. (a)	11,980	366,588

		$4,424,700

Broadcasting – 1.4%
Discovery Communications, Inc., “A” (a)	31,720	$972,852
Walt Disney Co.	45,000	1,451,250

		$2,424,102

Brokerage & Asset Managers – 3.6%
Affiliated Managers Group, Inc. (a)	15,420	$1,038,537
BM&F Bovespa S.A.	97,700	679,001
Charles Schwab Corp.	34,240	644,397
CME Group, Inc.	8,320	2,795,104
Franklin Resources, Inc.	3,150	331,852
Hong Kong Exchanges & Clearing Ltd.	32,700	582,139

		$6,071,030

Business Services – 5.3%
Accenture Ltd., “A”	18,400	$763,600
Cognizant Technology Solutions Corp., “A” (a)	39,780	1,802,034
MasterCard, Inc., “A”	9,780	2,503,484
Visa, Inc., “A”	33,730	2,950,026
Western Union Co.	52,510	989,814

		$9,008,958

Chemicals – 1.4%
Monsanto Co.	29,130	$2,381,378

Computer Software – 4.9%
Adobe Systems, Inc. (a)	104,140	$3,830,269
Autonomy Corp. PLC (a)	17,800	434,421
Citrix Systems, Inc. (a)	26,190	1,089,766
Oracle Corp.	91,150	2,236,821
VeriSign, Inc. (a)	29,718	720,364

		$8,311,641

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – 7.1%
Apple, Inc. (a)(s)	29,990	$6,323,691
EMC Corp. (a)	81,270	1,419,787
Hewlett-Packard Co.	73,300	3,775,683
VMware, Inc. (a)	13,970	592,049

		$12,111,210

Consumer Products – 3.2%
Avon Products, Inc.	31,400	$989,100
Colgate-Palmolive Co.	29,920	2,457,928
Natura Cosmeticos S.A.	49,410	1,030,487
Procter & Gamble Co.	16,030	971,899

		$5,449,414

Consumer Services – 3.0%
Capella Education Co. (a)	7,820	$588,846
DeVry, Inc.	21,600	1,225,368
Monster Worldwide, Inc. (a)	26,020	452,748
Priceline.com, Inc. (a)	7,200	1,573,200
Strayer Education, Inc.	5,650	1,200,568

		$5,040,730

Electrical Equipment – 3.1%
Danaher Corp.	54,830	$4,123,216
Rockwell Automation, Inc.	11,640	546,847
Tyco Electronics Ltd.	21,510	528,071

		$5,198,134

Electronics – 2.9%
Hittite Microwave Corp. (a)	13,450	$548,088
Intel Corp.	80,960	1,651,584
Linear Technology Corp.	24,580	750,673
Marvell Technology Group Ltd. (a)	27,260	565,645
National Semiconductor Corp.	36,500	560,640
Samsung Electronics Co. Ltd.	1,332	909,733

		$4,986,363

Energy – Independent – 3.0%
Anadarko Petroleum Corp.	24,630	$1,537,405
Apache Corp.	12,710	1,311,291
Noble Energy, Inc.	22,770	1,621,679
Southwestern Energy Co. (a)	13,390	645,398

		$5,115,773

Energy – Integrated – 0.3%
Petroleo Brasileiro S.A., ADR	10,470	$499,210

Engineering – Construction – 0.4%
Fluor Corp.	13,430	$604,887

Entertainment – 2.2%
DreamWorks Animation, Inc., “A” (a)	59,540	$2,378,623
TiVo, Inc. (a)	134,630	1,370,533

		$3,749,156

8

MFS Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.7%
Coca-Cola Co.	40,270	$2,295,390
Mead Johnson Nutrition Co., “A”	21,900	957,030
PepsiCo, Inc.	20,850	1,267,680

		$4,520,100

Food & Drug Stores – 0.7%
Walgreen Co.	34,250	$1,257,660

Gaming & Lodging – 2.1%
Carnival Corp. (a)	12,460	$394,857
International Game Technology	53,130	997,250
Royal Caribbean Cruises Ltd. (a)	43,150	1,090,832
Starwood Hotels & Resorts Worldwide, Inc.	28,340	1,036,394

		$3,519,333

General Merchandise – 2.1%
Costco Wholesale Corp.	20,100	$1,189,317
Dollar General Corp. (a)	18,060	405,086
Target Corp.	40,910	1,978,817

		$3,573,220

Insurance – 0.7%
Verisk Analytics, Inc., “A” (a)	41,620	$1,260,254

Internet – 5.2%
Google, Inc., “A” (a)	12,190	$7,557,556
Tencent Holdings Ltd.	57,700	1,243,574

		$8,801,130

Leisure & Toys – 0.4%
THQ, Inc. (a)	133,650	$673,596

Major Banks – 2.0%
Bank of America Corp.	67,500	$1,016,550
Goldman Sachs Group, Inc.	8,960	1,512,806
JPMorgan Chase & Co.	13,100	545,877
State Street Corp.	8,200	357,028

		$3,432,261

Medical & Health Technology & Services – 4.2%
athenahealth, Inc. (a)	7,900	$357,396
Cerner Corp. (a)	11,000	906,840
Express Scripts, Inc. (a)	29,530	2,552,869
IDEXX Laboratories, Inc. (a)	19,950	1,066,128
Medassets, Inc. (a)	26,300	557,823
Medco Health Solutions, Inc. (a)	27,040	1,728,126

		$7,169,182

Medical Equipment – 4.6%
Becton, Dickinson & Co.	20,160	$1,589,818
Conceptus, Inc. (a)	78,680	1,476,037
Covidien PLC	35,400	1,695,306
DENTSPLY International, Inc.	18,630	655,217
Synthes, Inc.	7,100	929,875
Thermo Fisher Scientific, Inc. (a)	29,300	1,397,317

		$7,743,570

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.9%
BHP Billiton Ltd., ADR	9,440	$722,915
Freeport-McMoRan Copper & Gold, Inc.	10,070	808,520

		$1,531,435

Network & Telecom – 4.8%
Ciena Corp. (a)	36,600	$396,744
Cisco Systems, Inc. (a)	207,680	4,971,859
Juniper Networks, Inc. (a)	89,800	2,394,966
Palm, Inc. (a)	30,680	308,027

		$8,071,596

Oil Services – 2.5%
Halliburton Co.	59,610	$1,793,665
Noble Corp.	32,128	1,307,610
Schlumberger Ltd.	17,180	1,118,246

		$4,219,521

Other Banks & Diversified Financials – 0.9%
American Express Co.	38,800	$1,572,176

Pharmaceuticals – 3.6%
Abbott Laboratories	41,080	$2,217,909
Allergan, Inc.	16,600	1,045,966
Merck & Co., Inc.	16,620	607,295
Teva Pharmaceutical Industries Ltd., ADR	39,760	2,233,717

		$6,104,887

Precious Metals & Minerals – 1.0%
Goldcorp, Inc.	17,070	$671,534
Teck Resources Ltd., “B” (a)	30,660	1,072,180

		$1,743,714

Printing & Publishing – 1.1%
MSCI, Inc., “A” (a)	43,110	$1,370,898
VistaPrint Ltd. (a)	9,930	562,634

		$1,933,532

Railroad & Shipping – 0.6%
Union Pacific Corp.	15,060	$962,334

Specialty Chemicals – 1.5%
Air Products & Chemicals, Inc.	5,050	$409,353
Praxair, Inc.	25,810	2,072,801

		$2,482,154

Specialty Stores – 5.4%
Abercrombie & Fitch Co., “A”	24,800	$864,280
Amazon.com, Inc. (a)	16,450	2,212,854
Ctrip.com International Ltd., ADR (a)	14,190	1,019,693
Home Depot, Inc.	52,600	1,521,718
J. Crew Group, Inc. (a)	14,820	663,047
Staples, Inc.	60,460	1,486,711
Tiffany & Co.	16,300	700,900
TJX Cos., Inc.	17,350	634,143

		$9,103,346

Telecommunications – Wireless – 0.4%
America Movil S.A.B. de C.V., “L”, ADR	14,190	$666,646

9

MFS Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 1.7%
American Tower Corp., “A” (a)	67,385	$2,911,706

Tobacco – 1.3%
Philip Morris International, Inc.	46,190	$2,225,896

Trucking – 1.3%
Expeditors International of Washington, Inc.	28,160	$977,997
Landstar System, Inc.	31,990	1,240,252

		$2,218,249

Total Common Stocks (Identified Cost, $143,493,363)		$166,535,656

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 2.1%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	3,530,908	$3,530,908

Total Investments (Identified Cost, $147,024,271)		$170,066,564

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(424,305)

Net Assets – 100.0%		$169,642,259

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $183,448. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

See Notes to Financial Statements

10

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $143,493,363)	$166,535,656
Underlying funds, at cost and value	3,530,908
Total investments, at value (identified cost, $147,024,271)	$170,066,564
Cash	$3,592
Receivables for
Fund shares sold	14
Interest and dividends	127,209
Other assets	6,503
Total assets		$170,203,882
Liabilities
Payables for
Investments purchased	$336,799
Fund shares reacquired	153,425
Payable to affiliates
Investment adviser	7,041
Distribution and/or service fees	198
Administrative services fee	331
Payable for Trustees’ compensation	183
Accrued expenses and other liabilities	63,646
Total liabilities		$561,623
Net assets		$169,642,259
Net assets consist of
Paid-in capital	$403,097,524
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	23,042,498
Accumulated net realized gain (loss) on investments and foreign currency transactions	(256,624,314)
Undistributed net investment income	126,551
Net assets		$169,642,259
Shares of beneficial interest outstanding		8,843,475

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$155,356,618	8,087,571	$19.21
Service Class	14,285,641	755,904	18.90

See Notes to Financial Statements

11

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$1,485,560
Interest	24,733
Dividends from underlying funds	6,904
Foreign taxes withheld	(12,518)
Total investment income		$1,504,679
Expenses
Management fee	$1,121,794
Distribution and/or service fees	32,303
Administrative services fee	60,356
Trustees’ compensation	22,977
Custodian fee	29,280
Shareholder communications	13,909
Auditing fees	53,336
Legal fees	8,182
Miscellaneous	24,453
Total expenses		$1,366,590
Net investment income		$138,089
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(8,739,956)
Foreign currency transactions	(11,032)
Net realized gain (loss) on investments and foreign currency transactions		$(8,750,988)
Change in unrealized appreciation (depreciation)
Investments	$56,940,063
Translation of assets and liabilities in foreign currencies	1,158
Net unrealized gain (loss) on investments and foreign currency translation		$56,941,221
Net realized and unrealized gain (loss) on investments and foreign currency		$48,190,233
Change in net assets from operations		$48,328,322

See Notes to Financial Statements

12

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$138,089	$412,458
Net realized gain (loss) on investments and foreign currency transactions	(8,750,988)	(18,386,248)
Net unrealized gain (loss) on investments and foreign currency translation	56,941,221	(75,448,341)
Change in net assets from operations	$48,328,322	$(93,422,131)
Distributions declared to shareholders
From net investment income	$(381,689)	$(498,653)
Change in net assets from fund share transactions	$(23,251,969)	$(48,993,679)
Total change in net assets	$24,694,664	$(142,914,463)
Net assets
At beginning of period	144,947,595	287,862,058
At end of period (including undistributed net investment income of $126,551 and $381,183, respectively)	$169,642,259	$144,947,595

See Notes to Financial Statements

13

MFS Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.99	$22.37	$18.45	$17.08	$15.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.04	$0.04	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	5.24	(8.37)	3.88	1.39	1.47
Total from investment operations	$5.26	$(8.33)	$3.92	$1.37	$1.43
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$—	$—	$—
Net asset value, end of period	$19.21	$13.99	$22.37	$18.45	$17.08
Total return (%) (k)(s)	37.74	(37.33)	21.25	8.02	9.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.89	0.88	0.84	0.83	0.84
Net investment income (loss)	0.11	0.21	0.19	(0.14)	(0.26)
Portfolio turnover	95	120	76	123	88
Net assets at end of period (000 omitted)	$155,357	$131,692	$264,089	$291,965	$350,083

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.75	$22.01	$18.19	$16.89	$15.51
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.01)	$(0.07)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	5.17	(8.25)	3.83	1.37	1.46
Total from investment operations	$5.15	$(8.26)	$3.82	$1.30	$1.38
Net asset value, end of period	$18.90	$13.75	$22.01	$18.19	$16.89
Total return (%) (k)(s)	37.45	(37.53)	21.00	7.70	8.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.14	1.13	1.09	1.08	1.09
Net investment loss	(0.14)	(0.04)	(0.06)	(0.38)	(0.51)
Portfolio turnover	95	120	76	123	88
Net assets at end of period (000 omitted)	$14,286	$13,256	$23,773	$21,538	$21,597

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

MFS Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the

15

MFS Growth Portfolio

Notes to Financial Statements – continued

source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$153,840,532	$—	$—	$153,840,532
China	1,019,693	1,243,574	—	2,263,267
Israel	2,233,717	—	—	2,233,717
Brazil	1,529,696	679,001	—	2,208,697
Canada	1,743,714	—	—	1,743,714
Switzerland	—	929,875	—	929,875
South Korea	—	909,733	—	909,733
Australia	722,915	—	—	722,915
Mexico	666,646	—	—	666,646
Other Countries	434,421	582,139	—	1,016,560
Mutual Funds	3,530,908	—	—	3,530,908
Total Investments	$165,722,242	$4,344,322	$—	$170,066,564

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic

16

MFS Growth Portfolio

Notes to Financial Statements – continued

hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(113,811)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can

17

MFS Growth Portfolio

Notes to Financial Statements – continued

exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund has yet to enter into such transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$381,689	$498,653

18

MFS Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$147,753,081
Gross appreciation	27,737,559
Gross depreciation	(5,424,076)
Net unrealized appreciation (depreciation)	$22,313,483
Undistributed ordinary income	126,551
Capital loss carryforwards	(255,895,504)
Other temporary differences	205

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(229,227,867)
12/31/16	(16,338,857)
12/31/17	(10,328,780)
$(255,895,504)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$381,689	$498,653

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The

19

MFS Growth Portfolio

Notes to Financial Statements – continued

administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0403% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,662 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $138,396,906 and $159,215,065, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	74,869	$1,153,758	231,630	$3,957,438
Service Class	65,640	987,139	157,569	2,631,563
	140,509	$2,140,897	389,199	$6,589,001
Shares issued to shareholders in reinvestment of distributions
Initial Class	27,147	$381,689	22,143	$498,653
Shares reacquired
Initial Class	(1,429,039)	$(21,797,038)	(2,644,192)	$(51,102,967)
Service Class	(273,528)	(3,977,517)	(274,074)	(4,978,366)
	(1,702,567)	$(25,774,555)	(2,918,266)	$(56,081,333)
Net change
Initial Class	(1,327,023)	$(20,261,591)	(2,390,419)	$(46,646,876)
Service Class	(207,888)	(2,990,378)	(116,505)	(2,346,803)
	(1,534,911)	$(23,251,969)	(2,506,924)	$(48,993,679)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,222 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

20

MFS Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	32,388,423	(28,857,515)	3,530,908

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,904	$3,530,908

21

MFS Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

22

MFS Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

23

MFS Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

24

MFS Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

25

MFS Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

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MFS Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS INVESTMENT MANAGEMENT

MFS® Mid Cap Growth Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

MCS-ANN

MFS® MID CAP GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Mid Cap Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Adobe Systems, Inc.	1.8%
American Tower Corp., “A”	1.6%
IDEXX Laboratories, Inc.	1.5%
DreamWorks Animation, Inc., “A”	1.4%
MasterCard, Inc., “A”	1.4%
Priceline.com, Inc.	1.4%
Goodrich Corp.	1.4%
J.M. Smucker Co.	1.4%
MICROS Systems, Inc.	1.4%
DeVry, Inc.	1.4%

Equity sectors
Technology	15.2%
Health Care	12.6%
Special Products & Services	12.5%
Leisure	10.2%
Retailing	8.8%
Industrial Goods & Services	8.6%
Financial Services	7.5%
Energy	6.4%
Consumer Staples	4.9%
Transportation	4.0%
Basic Materials	3.5%
Utilities & Communications	3.0%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

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MFS Mid Cap Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Mid Cap Growth Portfolio (the “fund”) provided a total return of 42.31%, while Service Class shares of the fund provided a total return of 41.93% at net asset value. This compares with a return of 46.29% for the portfolio’s benchmark, the Russell Midcap Growth Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Stock selection in the energy sector was a primary factor detracting from the fund’s performance relative to the Russell Midcap Growth Index. No individual securities within this sector were among the fund’s top detractors during the reporting period.

Stock selection in the health care sector also hindered relative performance. Holdings of global biotech company Genzyme (b)(h) and cardiovascular medical device maker St. Jude Medical (h) held back relative results as both stocks underperformed the benchmark during the reporting period. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down production due to a viral infection in one of its bioreactors. An overweighted position in medical technologies company C.R. Bard also hurt.

Elsewhere, holdings of brewer Molson Coors Brewing (h) and education services company New Oriental Educational (b)(h) dampened relative results. Shares of Molson fell as the volume of its beverages sold worldwide declined, causing a drop in profits. Overweighted positions in higher education company Devry and transportation services company Landstar Systems, and not holding strong-performing computer hard drive maker Western Digital, also held back relative performance. The timing of our transactions in marketing and public relations firm Liberty Media Group (h) hindered relative performance as the fund missed some of this stock’s positive price gains during the reporting period.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the special products and services sector aided relative returns. The timing of our ownership in for-profit education company Apollo Group (h) benefited relative performance as we were able to capture more of the stock’s positive impact than the benchmark during the reporting period. The fund’s overweighted position in strong-performing internet travel company Priceline.com also helped.

Stock selection in the leisure sector was another positive factor for relative performance. No individual securities within this sector were among the fund’s top relative contributors.

Stock selection in the consumer staples sector also benefited relative results. The timing of our transactions in soft-drink company Pepsi Bottling Group (h) bolstered relative performance as we captured more of the stock’s price gains than the benchmark during the reporting period.

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MFS Mid Cap Growth Portfolio

Management Review – continued

Stocks in other sectors that helped relative returns included electronics design and manufacturing services provider Flextronics (b)(h), business intelligence software company MicroStrategy (b), diversified mining company Teck Resources (b), networking chip maker Marvell Technology Group (h), and offshore drilling contractor Transocean (b)(h). Shares of Teck Resources rose as the company announced plans to sell a significant stake to China Investment Corp., with the proceeds going towards paying down the company’s debt. The timing of our transactions in automotive parts retailer O’Reilly Automotive (h) and offshore drilling company Noble (g) also benefited relative results.

Respectfully,

David DeGroff	Eric Fischman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Mid Cap Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	8/31/00	42.31%	(4.30)%	(7.82)%
Service Class	8/24/01	41.93%	(4.52)%	(4.81)%

Comparative benchmark

Russell Midcap Growth Index (f)	46.29%	2.40%	(2.31)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. The comparative benchmark information provided for the “life” period is from the inception date of the Initial Class. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Mid Cap Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.99%	$1,000.00	$1,263.59	$5.65
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$1,262.43	$7.07
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 1.4%
Goodrich Corp.	7,740	$497,295

Airlines – 0.6%
Copa Holdings S.A., “A”	4,290	$233,676

Apparel Manufacturers – 0.5%
Coach, Inc.	5,230	$191,052

Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	6,470	$315,865
Human Genome Sciences, Inc. (a)	4,000	122,400
Illumina, Inc. (a)	4,020	123,213
Millipore Corp. (a)	1,000	72,350

		$633,828

Broadcasting – 1.1%
Discovery Communications, Inc., “A” (a)	13,050	$400,244

Brokerage & Asset Managers – 4.0%
Affiliated Managers Group, Inc. (a)	7,050	$474,817
BM&F Bovespa S.A.	25,600	177,916
Evercore Partners, Inc.	5,260	159,904
Greenhill & Co., Inc.	1,590	127,582
IntercontinentalExchange, Inc. (a)	890	99,947
Lazard Ltd.	2,900	110,113
TD AMERITRADE Holding Corp. (a)	15,910	308,336

		$1,458,615

Business Services – 6.4%
Amdocs Ltd. (a)	8,630	$246,214
Cognizant Technology Solutions Corp., “A” (a)	9,900	448,470
Concur Technologies, Inc. (a)	7,140	305,235
Constant Contact, Inc. (a)	4,600	73,600
CoStar Group, Inc. (a)	8,120	339,172
Fidelity National Information Services, Inc.	7,810	183,066
MasterCard, Inc., “A”	2,020	517,080
Visa, Inc., “A”	2,310	202,033

		$2,314,870

Computer Software – 7.8%
Adobe Systems, Inc. (a)(s)	17,730	$652,109
Akamai Technologies, Inc. (a)	9,500	240,635
Autodesk, Inc. (a)	7,670	194,895
Autonomy Corp. PLC (a)	6,600	161,078
Citrix Systems, Inc. (a)	11,660	485,173
MicroStrategy, Inc., “A” (a)(s)	4,460	419,329
Parametric Technology Corp. (a)	27,670	452,128
VeriSign, Inc. (a)	9,480	229,795

		$2,835,142

Computer Software – Systems – 1.6%
MICROS Systems, Inc. (a)	15,930	$494,308
SuccessFactors, Inc. (a)	4,500	74,610

		$568,918

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.6%
Black & Decker Corp.	3,010	$195,138
NVR, Inc. (a)	200	142,142
Sherwin-Williams Co.	4,210	259,546

		$596,826

Consumer Products – 2.0%
Church & Dwight Co., Inc.	5,700	$344,565
Natura Cosmeticos S.A.	18,330	382,287

		$726,852

Consumer Services – 6.1%
Anhanguera Educacional Participacoes S.A., IEU (a)	5,500	$78,158
Capella Education Co. (a)	4,810	362,193
DeVry, Inc.	8,710	494,118
Monster Worldwide, Inc. (a)	10,420	181,308
Priceline.com, Inc. (a)	2,330	509,105
Sotheby’s	6,300	141,624
Strayer Education, Inc.	2,090	444,104

		$2,210,610

Electrical Equipment – 5.0%
AMETEK, Inc.	12,220	$467,293
Baldor Electric Co.	8,090	227,248
Danaher Corp.	4,260	320,352
Mettler-Toledo International, Inc. (a)	3,230	339,118
Rockwell Automation, Inc.	5,410	254,162
Tyco Electronics Ltd.	8,580	210,639

		$1,818,812

Electronics – 4.9%
Dolby Laboratories, Inc., “A” (a)	5,230	$249,628
Hittite Microwave Corp. (a)	5,680	231,460
Linear Technology Corp.	12,410	379,001
National Semiconductor Corp.	22,490	345,446
PMC-Sierra, Inc. (a)	14,900	129,034
Silicon Laboratories, Inc. (a)	5,130	247,984
Tessera Technologies, Inc. (a)	7,890	183,600

		$1,766,153

Energy – Independent – 2.8%
Newfield Exploration Co. (a)	6,860	$330,858
Plains Exploration & Production Co. (a)	7,710	213,259
Ultra Petroleum Corp. (a)	9,570	477,160

		$1,021,277

Entertainment – 1.9%
DreamWorks Animation, Inc., “A” (a)	13,040	$520,948
TiVo, Inc. (a)	15,860	161,455

		$682,403

7

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 2.9%
Flowers Foods, Inc.	6,700	$159,192
J.M. Smucker Co.	8,040	496,470
Mead Johnson Nutrition Co., “A”	8,640	377,568

		$1,033,230

Gaming & Lodging – 3.7%
International Game Technology	23,480	$440,720
Las Vegas Sands Corp. (a)	8,590	128,335
Royal Caribbean Cruises Ltd. (a)	14,600	369,088
Starwood Hotels & Resorts Worldwide, Inc.	10,660	389,836

		$1,327,979

General Merchandise – 0.6%
Dollar General Corp. (a)	10,300	$231,029

Insurance – 1.9%
Allied World Assurance Co. Holdings Ltd.	2,550	$117,479
Aspen Insurance Holdings Ltd.	8,190	208,435
Verisk Analytics, Inc., “A” (a)	12,360	374,261

		$700,175

Leisure & Toys – 0.4%
THQ, Inc. (a)	28,720	$144,749

Machinery & Tools – 2.2%
Flowserve Corp.	2,740	$259,012
Kennametal, Inc.	13,220	342,662
Ritchie Bros. Auctioneers, Inc.	7,900	177,197

		$778,871

Major Banks – 0.3%
Regions Financial Corp.	20,660	$109,291

Medical & Health Technology & Services – 8.2%
athenahealth, Inc. (a)	4,770	$215,795
Cerner Corp. (a)	4,160	342,950
DaVita, Inc. (a)	1,800	105,732
Express Scripts, Inc. (a)	5,100	440,895
Henry Schein, Inc. (a)	3,450	181,470
IDEXX Laboratories, Inc. (a)	9,840	525,850
Lincare Holdings, Inc. (a)	6,930	257,242
Medassets, Inc. (a)	13,960	296,092
Medco Health Solutions, Inc. (a)	5,260	336,167
MEDNAX, Inc. (a)	4,740	284,921

		$2,987,114

Medical Equipment – 2.7%
C.R. Bard, Inc.	1,950	$151,905
DENTSPLY International, Inc.	9,300	327,081
Edwards Lifesciences Corp. (a)	2,660	231,021
Intuitive Surgical, Inc. (a)	610	185,025
Synthes, Inc.	600	78,581

		$973,613

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	3,430	$158,089
Steel Dynamics, Inc.	9,940	176,137

		$334,226

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.9%
EQT Corp.	4,560	$200,275
Questar Corp.	2,620	108,913

		$309,188

Network & Telecom – 0.9%
Ciena Corp. (a)	17,370	$188,291
Fortinet, Inc. (a)	3,200	56,224
Palm, Inc. (a)	7,880	79,115

		$323,630

Oil Services – 3.6%
Cameron International Corp. (a)	10,020	$418,836
Dresser-Rand Group, Inc. (a)	5,000	158,050
Oceaneering International, Inc. (a)	5,640	330,053
Pride International, Inc. (a)	4,480	142,957
Smith International, Inc.	9,470	257,300

		$1,307,196

Other Banks & Diversified Financials – 1.3%
Ocwen Financial Corp. (a)	7,410	$70,914
People’s United Financial, Inc.	5,150	86,005
SVB Financial Group (a)	6,260	260,979
TCF Financial Corp.	4,650	63,333

		$481,231

Precious Metals & Minerals – 1.2%
Teck Resources Ltd., “B” (a)	12,220	$427,333

Printing & Publishing – 2.5%
Moody’s Corp.	4,660	$124,888
MSCI, Inc., “A” (a)	12,800	407,040
VistaPrint Ltd. (a)	6,390	362,057

		$893,985

Restaurants – 0.6%
P.F. Chang’s China Bistro, Inc. (a)	5,880	$222,911

Specialty Chemicals – 1.4%
Airgas, Inc.	7,620	$362,712
Albemarle Corp.	3,500	127,295

		$490,007

Specialty Stores – 7.7%
Abercrombie & Fitch Co., “A”	12,150	$423,427
Advance Auto Parts, Inc.	4,850	196,328
Ctrip.com International Ltd., ADR (a)	3,630	260,852
Dick’s Sporting Goods, Inc. (a)	14,900	370,563
GameStop Corp., “A” (a)	6,300	138,222
J. Crew Group, Inc. (a)	5,890	263,519
Limited Brands, Inc.	8,500	163,540
Ross Stores, Inc.	5,540	236,613
Staples, Inc.	15,720	386,555
Tiffany & Co.	8,080	347,440

		$2,787,059

Telephone Services – 1.6%
American Tower Corp., “A” (a)	13,490	$582,903

8

MFS Mid Cap Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 3.4%
Atlas Air Worldwide Holdings, Inc. (a)	4,600	$171,350
Expeditors International of Washington, Inc.	9,330	324,031
J.B. Hunt Transport Services, Inc.	5,940	191,684
Landstar System, Inc.	10,890	422,205
Old Dominion Freight Lines, Inc. (a)	4,410	135,387

		$1,244,657

Utilities – Electric Power – 0.5%
AES Corp. (a)	12,960	$172,498

Total Common Stocks (Identified Cost, $29,426,387)		$35,819,448

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.3%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	450,920	$450,920

Total Investments (Identified Cost, $29,877,307)		$36,270,368

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(25,634)

Net Assets – 100.0%		$36,244,734

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $183,975. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IEU	International Equity Unit

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $29,426,387)	$35,819,448
Underlying funds, at cost and value	450,920
Total investments, at value (identified cost, $29,877,307)	$36,270,368
Receivables for
Fund shares sold	$36,621
Interest and dividends	17,983
Other assets	1,721
Total assets		$36,326,693
Liabilities
Payables for
Investments purchased	$28,275
Fund shares reacquired	13,678
Payable to affiliates
Investment adviser	1,508
Distribution and/or service fees	221
Administrative services fee	85
Payable for Trustees’ compensation	39
Accrued expenses and other liabilities	38,153
Total liabilities		$81,959
Net assets		$36,244,734
Net assets consist of
Paid-in capital	$67,623,896
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	6,393,063
Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,772,225)
Net assets		$36,244,734
Shares of beneficial interest outstanding		7,857,091

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$20,300,373	4,365,160	$4.65
Service Class	15,944,361	3,491,931	4.57

See Notes to Financial Statements

10

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment loss
Income
Dividends	$258,441
Interest	204
Dividends from underlying funds	1,776
Foreign taxes withheld	(351)
Total investment income		$260,070
Expenses
Management fee	$237,357
Distribution and/or service fees	36,429
Administrative services fee	13,862
Trustees’ compensation	4,711
Custodian fee	10,501
Shareholder communications	4,933
Auditing fees	42,007
Legal fees	8,166
Miscellaneous	11,988
Total expenses		$369,954
Net investment loss		$(109,884)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(3,767,817)
Foreign currency transactions	107
Net realized gain (loss) on investments and foreign currency transactions		$(3,767,710)
Change in unrealized appreciation (depreciation)
Investments	$15,070,464
Translation of assets and liabilities in foreign currencies	(10)
Net unrealized gain (loss) on investments and foreign currency translation		$15,070,454
Net realized and unrealized gain (loss) on investments and foreign currency		$11,302,744
Change in net assets from operations		$11,192,860

See Notes to Financial Statements

11

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income (loss)	$(109,884)	$12,265
Net realized gain (loss) on investments and foreign currency transactions	(3,767,710)	(16,668,097)
Net unrealized gain (loss) on investments and foreign currency translation	15,070,454	(15,689,340)
Change in net assets from operations	$11,192,860	$(32,345,172)
Distributions declared to shareholders
From net investment income	$(11,707)	$—
From tax return of capital	(102)	—
Total distributions declared to shareholders	$(11,809)	$—
Change in net assets from fund share transactions	$(5,049,354)	$(15,405,068)
Total change in net assets	$6,131,697	$(47,750,240)
Net assets
At beginning of period	30,113,037	77,863,277
At end of period (including undistributed net investment income of $0 and $11,707, respectively)	$36,244,734	$30,113,037

See Notes to Financial Statements

12

MFS Mid Cap Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009		2008	2007		2006	2005
Net asset value, beginning of period	$3.27		$6.72	$6.12		$5.98	$5.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.01	$(0.01)		$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		(3.46)	0.61		0.13	0.20
Total from investment operations	$1.38		$(3.45)	$0.60		$0.14	$0.18
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$(0.00	)(w)	$—	$—
From tax return of capital	(0.00	)(w)	—	—		—	—
Total distribution to shareholders	$(0.00	)(w)	$—	$(0.00	)(w)	$—	$—
Net asset value, end of period	$4.65		$3.27	$6.72		$6.12	$5.98
Total return (%) (k)(r)(s)	42.31		(51.34)	9.84		2.34	3.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05		0.97	0.88		0.93	0.89
Expenses after expense reductions (f)	N/A		N/A	0.88		0.91	N/A
Net investment income (loss)	(0.23)		0.13	(0.12)		0.11	(0.40)
Portfolio turnover	100		100	80		139	81
Net assets at end of period (000 omitted)	$20,300		$15,803	$44,944		$53,504	$68,637

Service Class	Years ended 12/31
	2009		2008	2007		2006	2005
Net asset value, beginning of period	$3.22		$6.63	$6.05		$5.92	$5.76
Income (loss) from investment operations
Net investment loss (d)	$(0.02)		$(0.01)	$(0.02)		$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.37		(3.40)	0.60		0.14	0.20
Total from investment operations	$1.35		$(3.41)	$0.58		$0.13	$0.16
Net asset value, end of period	$4.57		$3.22	$6.63		$6.05	$5.92
Total return (%) (k)(r)(s)	41.93		(51.43)	9.59		2.20	2.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30		1.22	1.13		1.18	1.15
Expenses after expense reductions (f)	N/A		N/A	1.13		1.16	N/A
Net investment loss	(0.48)		(0.12)	(0.37)		(0.11)	(0.65)
Portfolio turnover	100		100	80		139	81
Net assets at end of period (000 omitted)	$15,944		$14,310	$32,919		$36,645	$41,713

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

MFS Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$33,732,257	$—	$—	$33,732,257
Brazil	382,287	256,074	—	638,361
Canada	604,530	—	—	604,530
China	260,852	—	—	260,852
Panama	233,676	—	—	233,676
United Kingdom	161,078	—	—	161,078
Bermuda	110,113	—	—	110,113
Switzerland	—	78,581	—	78,581
Mutual Funds	450,920	—	—	450,920
Total Investments	$35,935,713	$334,655	$—	$36,270,368

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund had no short sales outstanding.

15

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$11,707	$—
Tax return of capital (b)	102	—
Total distributions	$11,809	$—

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

16

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$29,881,969
Gross appreciation	7,426,356
Gross depreciation	(1,037,957)
Net unrealized appreciation (depreciation)	$6,388,399
Capital loss carryforwards	(37,767,563)
Other temporary differences	2

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(17,325,087)
12/31/16	(16,008,756)
12/31/17	(4,433,720)
$(37,767,563)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$11,707	$—	$102	$—
Service Class	—	—	—	—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

17

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0438% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $563 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $30,778,747 and $35,691,699, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	452,816	$1,799,092	373,591	$1,559,371
Service Class	217,078	734,486	1,019,185	3,755,838
	669,894	$2,533,578	1,392,776	$5,315,209
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,484	$11,809	—	$—
Shares reacquired
Initial Class	(922,970)	$(3,364,108)	(2,227,156)	$(12,493,264)
Service Class	(1,173,530)	(4,230,633)	(1,536,459)	(8,227,013)
	(2,096,500)	$(7,594,741)	(3,763,615)	$(20,720,277)
Net change
Initial Class	(466,670)	$(1,553,207)	(1,853,565)	$(10,933,893)
Service Class	(956,452)	(3,496,147)	(517,274)	(4,471,175)
	(1,423,122)	$(5,049,354)	(2,370,839)	$(15,405,068)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $457 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

MFS Mid Cap Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	9,400,062	(8,949,142)	450,920

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,776	$450,920

19

MFS Mid Cap Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Mid Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Mid Cap Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

21

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS Mid Cap Growth Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David DeGroff Eric Fischman

23

MFS Mid Cap Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 5th quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

24

MFS Mid Cap Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue to reduce its advisory fee on average daily net assets over $2.5 billion, and concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

25

MFS Mid Cap Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS Mid Cap Growth Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS® Utilities Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Utilities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Sempra Energy	3.5%
Questar Corp.	3.4%
CMS Energy Corp.	3.4%
EQT Corp.	3.2%
Williams Cos., Inc.	2.9%
AES Corp.	2.7%
PPL Corp.	2.7%
Vodafone Group PLC	2.6%
Cellcom Israel Ltd.	2.6%
Virgin Media, Inc.	2.6%

Top five industries (i)
Utilities - Electric Power	47.2%
Telephone Services	13.0%
Natural Gas - Distribution	12.9%
Telecommunications - Wireless	11.7%
Natural Gas - Pipeline	6.6%

Country weightings (i)
United States	69.3%
Brazil	6.9%
United Kingdom	4.2%
Spain	3.5%
Israel	3.3%
Germany	2.3%
Czech Republic	2.1%
France	1.7%
Netherlands	1.4%
Other Countries	5.3%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

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MFS Utilities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Utilities Portfolio (the “fund”) provided a total return of 33.63%, while Service Class shares of the fund provided a total return of 33.27%. These compare with a return of 26.46% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 11.91% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

During the reporting period, strong stock selection in the electric power industry contributed to the fund’s performance relative to the S&P Utilities Index. Standout performers in this industry included electricity distributor Eletropaulo Metropolitana (Brazil) (b), integrated electric power company AES Corp., electric utility company CMS Energy, and electric power generator AES Tiete (Brazil) (b). Shares of Eletropaulo Metropolitana appreciated, buoyed by its strong dividend yield, attractive valuation, and solid quality metrics. In a similar vein, AES Corp. has continued to improve its financial position, rationalize its investments, and generate good free-cash-flow. Elsewhere, not holding poor-performing electric utility companies, Exelon Corp. and Southern Company, also had a positive impact on relative returns.

The fund’s holdings in the telephone services and wireless communications industries, which are not represented in the S&P Utilities Index, were other positive areas for relative performance. Within the telephone services industry, telecommunications company Virgin Media (b), was among the fund’s top relative contributors. Stock of Virgin Media had impressive performance due to increased revenue in its U.K. broadband internet business. Within the wireless communications industry, Cellcom Israel (b) and Vivo Participacoes (Brazil) (b) benefited relative results. Shares of Vivo Participacoes rose significantly over the latter part of the reporting period due to better profitability, better margins, and cost improvement strategies.

Elsewhere, our holdings of cable company Time Warner Cable (b) aided relative returns as the stock significantly outperformed the benchmark over the reporting period.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Detractors from Performance

Individual securities that held back relative performance included wireless service provider Metro PCS Communications (b)(h), electricity provider Allegheny Energy, and power generation company NRG Energy (b). The share price of Metro PCS came under pressure from competition for market share. The company also missed new customer and earnings targets as a result of heightened competition in the prepaid market. Elsewhere, the timing of our ownership in shares of power generation company FPL Group and electricity distributor Consolidated Edison, and not holding strong-performing power and natural gas distributor Duke Energy, also negatively impacted relative results.

3

MFS Utilities Portfolio

Management Review – continued

The fund’s cash position was another detractor from relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Utilities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	11/16/93	33.63%	10.86%	6.25%	N/A
Service Class	8/24/01	33.27%	10.58%	N/A	8.75%

Comparative benchmarks
Standard & Poor’s 500 Utilities Index (f)		11.91%	6.05%	4.88%	N/A
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception

5

MFS Utilities Portfolio

Performance Summary – continued

dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Utilities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.84%	$1,000.00	$1,205.29	$4.67
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,203.10	$6.05
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Utilities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 92.9%
Broadcasting – 0.1%
Walt Disney Co.	4,800	$154,800

Cable TV – 4.2%
Cablevision Systems Corp., “A”	6,100	$157,502
Comcast Corp., “Special A”	350,700	5,614,707
DIRECTV Group, Inc., “A” (a)	31,200	1,040,520
Liberty Global, Inc., “A” (a)	14,400	315,504
Time Warner Cable, Inc.	143,399	5,935,285

		$13,063,518

Energy – Independent – 0.2%
Apache Corp.	6,500	$670,605

Natural Gas – Distribution – 12.9%
EQT Corp.	230,200	$10,110,384
GDF Suez	114,221	4,958,912
NiSource, Inc.	125,100	1,924,038
ONEOK, Inc.	18,000	802,260
Questar Corp.	260,700	10,837,299
Sempra Energy	196,800	11,016,864
Southern Union Co.	14,800	335,960
Spectra Energy Corp.	29,600	607,096

		$40,592,813

Natural Gas – Pipeline – 5.8%
El Paso Corp.	698,600	$6,867,238
Enagas S.A.	110,074	2,436,213
Williams Cos., Inc.	429,817	9,060,542

		$18,363,993

Oil Services – 0.4%
Weatherford International Ltd. (a)	78,400	$1,404,144

Pollution Control – 0.1%
SUEZ Environnement	13,400	$309,754

Telecommunications – Wireless – 11.7%
America Movil S.A.B. de C.V., “L”, ADR	43,100	$2,024,838
Cellcom Israel Ltd.	257,722	8,262,567
Mobile TeleSystems OJSC, ADR	37,900	1,852,931
MTN Group Ltd.	171,100	2,722,091
NII Holdings, Inc. (a)	44,300	1,487,594
Partner Communication Co. Ltd., ADR	102,700	2,089,945
Philippine Long Distance Telephone Co.	10,900	617,737
Philippine Long Distance Telephone Co., ADR	24,200	1,371,414
Rogers Communications, Inc., “B”	83,100	2,597,446
Tim Participacoes S.A., ADR	5,800	172,318
Vimpel-Communications, ADR	66,300	1,232,517
Vivo Participacoes S.A., ADR	133,475	4,137,725
Vodafone Group PLC	3,597,000	8,329,575

		$36,898,698

Telephone Services – 12.6%
American Tower Corp., “A” (a)	61,400	$2,653,094
AT&T, Inc.	273,100	7,654,993

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – continued
CenturyTel, Inc.	142,500	$5,159,925
China Unicom Ltd., ADR	72,600	951,786
Crown Castle International Corp. (a)	12,100	472,384
Frontier Communications Corp.	162,500	1,269,125
Hellenic Telecommunications Organization S.A.	32,400	474,383
Royal KPN N.V.	256,500	4,353,634
Singapore Telecommunications Ltd.	515,000	1,134,119
Telefonica S.A.	99,200	2,764,858
Virgin Media, Inc.	489,700	8,241,651
Windstream Corp.	418,455	4,598,820

		$39,728,772

Utilities – Electric Power – 44.9%
AES Corp. (a)	646,600	$8,606,246
AES Tiete S.A., IPS	291,254	3,339,665
Allegheny Energy, Inc.	161,600	3,794,368
Alliant Energy Corp.	30,800	932,008
American Electric Power Co., Inc.	199,390	6,936,778
American Water Works Co., Inc.	72,410	1,622,708
Calpine Corp. (a)	171,200	1,883,200
CenterPoint Energy, Inc.	75,260	1,092,023
CEZ AS	138,800	6,526,060
China Longyuan Power Group (a)	1,269,000	1,643,248
CMS Energy Corp.	680,900	10,662,894
Companhia de Saneamento de Minas Gerais-Copasa MG	121,600	2,310,562
Companhia Paranaense de Energia, ADR	48,600	1,042,470
Companhia Paranaense de Energia, IPS	32,400	693,573
Consolidated Edison, Inc.	17,080	775,944
Constellation Energy Group, Inc.	152,600	5,366,942
Covanta Holding Corp. (a)	31,100	562,599
CPFL Energia S.A.	31,600	647,082
CPFL Energia S.A., ADR	2,700	166,806
Dominion Resources, Inc.	111,900	4,355,148
DPL, Inc.	200,800	5,542,080
DTE Energy Co.	24,800	1,081,032
E.ON AG	145,979	6,094,283
Electricite de France	2,700	160,862
Eletropaulo Metropolitana S.A., IPS	267,340	5,260,838
Energias do Brasil S.A.	57,960	1,110,054
Entergy Corp.	25,300	2,070,552
FirstEnergy Corp.	106,500	4,946,925
National Grid PLC	360,300	3,938,475
Northeast Utilities	173,500	4,474,565
NRG Energy, Inc. (a)	291,486	6,881,984
OGE Energy Corp.	103,900	3,832,871
PG&E Corp.	90,400	4,036,360
PPL Corp.	262,200	8,471,682
Public Service Enterprise Group, Inc.	207,100	6,886,075
Red Electrica de Espana	108,601	6,018,875
RWE AG	11,300	1,098,107

8

MFS Utilities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Tractebel Energia S.A.	237,200	$2,907,865
Wisconsin Energy Corp.	75,100	3,742,233

		$141,516,042

Total Common Stocks (Identified Cost, $284,941,065)		$292,703,139

BONDS – 0.6%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.034%, 2023 (i)(z)	$505,496	$23,910

Cable TV – 0.5%
CSC Holdings, Inc., 8.625%, 2019 (z)	$715,000	$769,519
Virgin Media Finance PLC, 9.5%, 2016	545,000	585,194
Virgin Media Finance PLC, 8.375%, 2019	280,000	288,050

		$1,642,763

Metals & Mining – 0.1%
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	$115,000	$115,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	115,000	117,300

		$232,300

Total Bonds (Identified Cost, $1,737,848)		$1,898,973

CONVERTIBLE PREFERRED STOCKS – 2.6%
Natural Gas – Pipeline – 0.8%
El Paso Corp., 4.99%	2,770	$2,503,388

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – continued
Utilities – Electric Power – 1.8%
FPL Group, Inc., 8.375%	77,200	$3,994,328
Great Plains Energy, Inc., 12%	23,750	1,567,500

		$5,561,828

Total Convertible Preferred Stocks (Identified Cost, $8,376,262)		$8,065,216

CONVERTIBLE BONDS – 0.9%
Telephone Services – 0.3%
Virgin Media, Inc., 6.5%, 2016 (z)	$913,000	$1,081,905

Utilities – Electric Power – 0.6%
Covanta Holding Corp., 3.25%, 2014 (z)	$1,519,890	$1,751,673

Total Convertible Bonds (Identified Cost, $2,052,156)		$2,833,578

MONEY MARKET FUNDS (v) – 2.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	7,071,633	$7,071,633

Total Investments (Identified Cost, $304,178,964)		$312,572,539

OTHER ASSETS, LESS LIABILITIES – 0.8%		2,497,010

Net Assets – 100.0%		$315,069,549

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $232,300, representing 0.1% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Covanta Holding Corp., 3.25%, 2014	5/18/09	$1,519,890	$1,751,673
CSC Holdings, Inc., 8.625%, 2019	2/9/09	682,590	769,519
Falcon Franchise Loan LLC, FRN, 3.034%, 2023	1/18/02	29,341	23,910
Virgin Media, Inc., 6.5%, 2016	2/26/09-4/6/09	532,266	1,081,905
Total Restricted Securities			$3,627,007
% of Net Assets			1.2%

9

MFS Utilities Portfolio

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	72,854	3/15/10	$103,964	$104,429	$465
SELL	EUR	Deutsche Bank AG	134,729	1/13/10	202,689	193,140	9,549
SELL	EUR	HSBC Bank	89,047	1/13/10	130,852	127,653	3,199
SELL	EUR	Credit Suisse Group	44,333	3/15/10	64,317	63,547	770
SELL	EUR	Merrill Lynch International Bank	1,723,746	3/15/10	2,517,531	2,470,808	46,723
SELL	EUR	UBS AG	13,075,655	3/15/10	19,103,533	18,742,577	360,956
SELL	GBP	Barclays Bank PLC	100,224	1/13/10	162,352	161,874	478
SELL	GBP	Citibank N.A.	309,000	1/13/10	516,604	499,075	17,529
SELL	GBP	UBS AG	82,089	1/13/10	134,279	132,584	1,695

							$441,364

Liability Derivatives
BUY	EUR	Barclays Bank PLC	105,759	1/13/10	$157,079	$151,610	$(5,469)
BUY	EUR	JPMorgan Chase Bank	2,818,387	1/13/10	4,142,988	4,040,269	(102,719)
BUY	EUR	HSBC Bank	512,536	1/13/10	766,413	734,741	(31,672)
BUY	EUR	Deutsche Bank AG	128,764	1/13/10	193,190	184,588	(8,602)
BUY	EUR	Credit Suisse Group	116,619	3/15/10	169,186	167,161	(2,025)
SELL	EUR	Barclays Bank PLC	17,890	3/15/10	25,530	25,644	(114)
SELL	GBP	Deutsche Bank AG	1,780,803	1/13/10	2,828,628	2,876,227	(47,599)
SELL	GBP	Credit Suisse Group	74,438	1/13/10	118,906	120,226	(1,320)
SELL	GBP	Barclays Bank PLC	1,836,344	1/13/10	2,916,698	2,965,932	(49,234)
SELL	GBP	HSBC Bank	89,006	1/13/10	141,733	143,756	(2,023)

							$(250,777)

At December 31, 2009, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

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MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $297,107,331)	$305,500,906
Underlying funds, at cost and value	7,071,633
Total investments, at value (identified cost, $304,178,964)	$312,572,539
Receivables for
Forward foreign currency exchange contracts	441,364
Investments sold	2,867,341
Fund shares sold	592,559
Interest and dividends	881,223
Other assets	11,262
Total assets		$317,366,288
Liabilities
Payables for
Forward foreign currency exchange contracts	$250,777
Investments purchased	1,603,132
Fund shares reacquired	340,788
Payable to affiliates
Investment adviser	12,984
Distribution and/or service fees	1,588
Administrative services fee	598
Payable for Trustees’ compensation	334
Accrued expenses and other liabilities	86,538
Total liabilities		$2,296,739
Net assets		$315,069,549
Net assets consist of
Paid-in capital	$342,994,079
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,577,047
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,970,671)
Undistributed net investment income	9,469,094
Net assets		$315,069,549
Shares of beneficial interest outstanding		16,119,607

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$199,634,493	10,179,416	$19.61
Service Class	115,435,056	5,940,191	19.43

See Notes to Financial Statements

11

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$13,126,557
Interest	980,485
Dividends from underlying funds	9,673
Foreign taxes withheld	(645,414)
Total investment income		$13,471,301
Expenses
Management fee	$2,022,132
Distribution and/or service fees	230,072
Administrative services fee	108,058
Trustees’ compensation	41,565
Custodian fee	95,137
Shareholder communications	12,109
Auditing fees	48,221
Legal fees	7,091
Miscellaneous	34,668
Total expenses		$2,599,053
Fees paid indirectly	(1)
Net expenses		$2,599,052
Net investment income		$10,872,249
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	(18,432,941)
Foreign currency transactions	(303,170)
Net realized gain (loss) on investments and foreign currency transactions		$(18,736,111)
Change in unrealized appreciation (depreciation)
Investments	$87,611,057
Translation of assets and liabilities in foreign currencies	(781,591)
Net unrealized gain (loss) on investments and foreign currency translation		$86,829,466
Net realized and unrealized gain (loss) on investments and foreign currency		$68,093,355
Change in net assets from operations		$78,965,604

See Notes to Financial Statements

12

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$10,872,249	$10,642,858
Net realized gain (loss) on investments and foreign currency transactions	(18,736,111)	(25,907,557)
Net unrealized gain (loss) on investments and foreign currency translation	86,829,466	(156,813,965)
Change in net assets from operations	$78,965,604	$(172,078,664)
Distributions declared to shareholders
From net investment income	$(13,093,061)	$(7,378,975)
From net realized gain on investments	—	(70,215,254)
Total distributions declared to shareholders	$(13,093,061)	$(77,594,229)
Change in net assets from fund share transactions	$(12,855,938)	$3,940,360
Total change in net assets	$53,016,605	$(245,732,533)
Net assets
At beginning of period	262,052,944	507,785,477
At end of period (including undistributed net investment income of $9,469,094 and $12,027,667, respectively)	$315,069,549	$262,052,944

See Notes to Financial Statements

13

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$15.56	$29.51		$23.25	$18.11	$15.61
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.62		$0.58	$0.48	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	4.21	(9.78)		6.02	5.25	2.35
Total from investment operations	$4.90	$(9.16)		$6.60	$5.73	$2.66
Less distributions declared to shareholders
From net investment income	$(0.85)	$(0.47)		$(0.34)	$(0.59)	$(0.16)
From net realized gain on investments	—	(4.32)		—	—	—
Total distributions declared to shareholders	$(0.85)	$(4.79)		$(0.34)	$(0.59)	$(0.16)
Net asset value, end of period	$19.61	$15.56		$29.51	$23.25	$18.11
Total return (%) (k)(s)	33.63	(37.16	)(t)	28.53	32.35	17.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88	0.86		0.84	0.84	0.86
Net investment income	4.14	2.73		2.18	2.41	1.87
Portfolio turnover	70	63		90	93	96
Net assets at end of period (000 omitted)	$199,634	$178,805		$381,498	$377,354	$344,717

Service Class	Years ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$15.41	$29.28		$23.09	$18.01	$15.53
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.57		$0.52	$0.42	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	4.18	(9.71)		5.97	5.22	2.35
Total from investment operations	$4.81	$(9.14)		$6.49	$5.64	$2.62
Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.41)		$(0.30)	$(0.56)	$(0.14)
From net realized gain on investments	—	(4.32)		—	—	—
Total distributions declared to shareholders	$(0.79)	$(4.73)		$(0.30)	$(0.56)	$(0.14)
Net asset value, end of period	$19.43	$15.41		$29.28	$23.09	$18.01
Total return (%) (k)(s)	33.27	(37.31	)(t)	28.24	31.96	16.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.13	1.12		1.08	1.09	1.11
Net investment income	3.81	2.57		1.93	2.12	1.62
Portfolio turnover	70	63		90	93	96
Net assets at end of period (000 omitted)	$115,435	$83,248		$126,288	$78,660	$47,240

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(t)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have been lower by approximately 1.01%.

See Notes to Financial Statements

14

MFS Utilities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

15

MFS Utilities Portfolio

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$198,517,052	$6,497,715	$—	$205,014,767
Brazil	5,519,319	16,269,639	—	21,788,958
United Kingdom	—	12,268,051	—	12,268,051
Spain	—	11,219,945	—	11,219,945
Israel	10,352,512	—	—	10,352,512
Germany	—	7,192,389	—	7,192,389
Czech Republic	6,526,060	—	—	6,526,060
France	5,429,527	—	—	5,429,527
Netherlands	4,353,634	—	—	4,353,634
Other Countries	12,291,918	4,330,594	—	16,622,512
Corporate Bonds	—	3,835,397	—	3,835,397
Commercial Mortgage-Backed Securities	—	23,910	—	23,910
Foreign Bonds	—	873,244	—	873,244
Mutual Funds	7,071,633	—	—	7,071,633
Total investments	$250,061,655	$62,510,884	$—	$312,572,539

Other Financial Instruments
Forward Currency Contracts	$—	$190,587	$—	$190,587

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular

16

MFS Utilities Portfolio

Notes to Financial Statements – continued

disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts Not Accounted For as Hedging Instruments Under ASC 815	Receivable for forward foreign currency exchange contracts	$441,364	Payable for forward foreign currency exchange contracts	$(250,777)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Foreign Currency Transactions
Foreign Exchange Contracts	$(398,108)

The following table presents by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$(784,350)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to

17

MFS Utilities Portfolio

Notes to Financial Statements – continued

cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no

18

MFS Utilities Portfolio

Notes to Financial Statements – continued

provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$13,093,061	$7,383,972
Long-term capital gain	—	70,210,257
Total distributions	$13,093,061	$77,594,229

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$309,133,677
Gross appreciation	28,121,669
Gross depreciation	(24,682,807)
Net unrealized appreciation (depreciation)	$3,438,862
Undistributed ordinary income	9,659,681
Capital loss carryforwards	(41,015,958)
Other temporary differences	(7,115)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(18,412,487)
12/31/17	(22,603,471)
$(41,015,958)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$8,907,825	$5,508,025	$—	$50,644,712
Service Class	4,185,236	1,870,950	—	19,570,542
Total	$13,093,061	$7,378,975	$—	$70,215,254

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

19

MFS Utilities Portfolio

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0400% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,827 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $185,119,212 and $199,446,306, respectively.

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MFS Utilities Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	215,871	$3,701,667	288,875	$6,892,701
Service Class	1,240,433	21,101,323	1,529,033	33,924,835
	1,456,304	$24,802,990	1,817,908	$40,817,536
Shares issued to shareholders in reinvestment of distributions
Initial Class	634,008	$8,907,825	2,247,908	$56,152,737
Service Class	300,017	4,185,236	865,623	21,441,492
	934,025	$13,093,061	3,113,531	$77,594,229
Shares reacquired
Initial Class	(2,161,977)	$(34,577,975)	(3,972,057)	$(88,256,964)
Service Class	(1,003,392)	(16,174,014)	(1,305,000)	(26,214,441)
	(3,165,369)	$(50,751,989)	(5,277,057)	$(114,471,405)
Net change
Initial Class	(1,312,098)	$(21,968,483)	(1,435,274)	$(25,211,526)
Service Class	537,058	9,112,545	1,089,656	29,151,886
	(775,040)	$(12,855,938)	(345,618)	$3,940,360

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $3,988 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	81,397,737	(74,326,104)	7,071,633

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$9,673	$7,071,633

21

MFS Utilities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Utilities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

23

MFS Utilities Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

24

MFS Utilities Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

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MFS Utilities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

MFS Utilities Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Utilities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 41.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Utilities Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

MFS INVESTMENT MANAGEMENT

MFS® Value Portfolio

MFS® Variable Insurance Trust II

Annual report

12/31/09

EIS-ANN

MFS® VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.2%
AT&T, Inc.	3.6%
Philip Morris International, Inc.	2.9%
Bank of New York Mellon Corp.	2.8%
JPMorgan Chase & Co.	2.6%
Goldman Sachs Group, Inc.	2.5%
Northrop Grumman Corp.	2.5%
MetLife, Inc.	2.5%
TOTAL S.A., ADR	2.3%
Chevron Corp.	2.2%

Equity sectors
Financial Services	20.8%
Energy	13.4%
Health Care	11.9%
Consumer Staples	11.0%
Utilities & Communications	10.3%
Industrial Goods & Services	10.2%
Retailing	4.8%
Technology	4.8%
Basic Materials	3.2%
Special Products & Services	3.1%
Leisure	3.0%
Autos & Housing	1.9%
Transportation	0.3%

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Value Portfolio (the “fund”) provided a total return of 20.49%, while Service Class shares of the fund provided a total return of 20.30%. These compare with a return of 19.69% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection and an underweighted position in the energy sector boosted performance relative to the Russell 1000 Value Index. An underweighted position in integrated oil and gas company Exxon Mobil helped as this stock lagged the benchmark during the reporting period.

The fund’s overweighted position in the technology sector was another contributor to relative results. Holdings of strong-performing computer products and services provider International Business Machines (IBM)(b) and enterprise software products maker Oracle (b) bolstered relative performance. Shares of IBM and Oracle both rose due to strong balance sheets, solid cash flow generation, and better-than-expected results. An overweighted position in semiconductor company Intel also helped as this stock outperformed the benchmark.

An underweighted position in the utilities and communications sector was another positive factor for relative performance. An underweighted position in telecommunications service provider Verizon (h) aided results as this benchmark constituent underperformed the benchmark during the reporting period.

Stock selection in the health care sector benefited relative results. No individual stocks within this sector were among the fund’s top contributors.

Elsewhere, our ownership of strong-performing financial services firm Goldman Sachs, not holding poor-performing Citigroup and having an underweighted position in Wells Fargo, an underperformer during the period, positively affected our relative returns. Not holding poor-performing diversified industrial conglomerate General Electric and holdings of strong-performing coatings, glass and chemicals maker PPG Industries also helped.

During the reporting period, the fund’s currency exposure was also a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in the autos and housing sector was the primary detractor from performance. Not holding auto maker Ford Motor Company hurt relative returns as this stock significantly outperformed the benchmark during the reporting period.

3

MFS Value Portfolio

Management Review – continued

Elsewhere, holdings of defense contractor Lockheed Martin (b) were among the fund’s top detractors. Shares of Lockheed Martin fell due to project delays, lower award fees in its Information Systems business, and increased concerns about the prospects for future defense budget cuts in the face of increasingly large and growing U.S. budget deficits. Our overweighted positions in insurance company Allstate, grocery chain Kroger, and financial services firm Bank of New York Mellon held back relative performance. Not holding strong-performing precious metals company Freeport-McMoRan Copper and Gold and financial services firm Morgan Stanley also hindered relative results. The timing of our transactions in financial services firm Bank of America dampened relative performance as the fund missed most of the stock’s positive price gains during the reporting period. An underweighted position in financial services firm JPMorgan Chase hurt.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	20.49%	2.46%	5.47%	N/A
Service Class	8/24/01	20.30%	2.21%	N/A	3.85%

Comparative benchmark
Russell 1000 Value Index (f)		19.69%	(0.25)%	2.47%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS Value Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.83%	$1,000.00	$1,181.31	$4.56
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$1,179.68	$5.93
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 8.7%
Lockheed Martin Corp.	277,897	$20,939,539
Northrop Grumman Corp.	218,520	12,204,342
United Technologies Corp.	146,625	10,177,241

		$43,321,122

Alcoholic Beverages – 1.4%
Diageo PLC	397,199	$6,926,902

Apparel Manufacturers – 1.4%
NIKE, Inc., “B”	105,887	$6,995,954

Automotive – 0.3%
Johnson Controls, Inc.	55,445	$1,510,322

Broadcasting – 2.6%
Omnicom Group, Inc.	145,778	$5,707,209
Walt Disney Co.	222,622	7,179,559

		$12,886,768

Business Services – 2.9%
Accenture Ltd., “A”	254,257	$10,551,666
Dun & Bradstreet Corp.	21,007	1,772,361
Western Union Co.	98,825	1,862,851

		$14,186,878

Chemicals – 2.4%
3M Co.	64,508	$5,332,876
PPG Industries, Inc.	108,517	6,352,585

		$11,685,461

Computer Software – 1.4%
Oracle Corp.	292,763	$7,184,404

Computer Software – Systems – 2.0%
Hewlett-Packard Co.	34,070	$1,754,946
International Business Machines Corp.	61,625	8,066,713

		$9,821,659

Construction – 1.6%
Black & Decker Corp.	28,030	$1,817,185
Pulte Homes, Inc. (a)	155,818	1,558,180
Sherwin-Williams Co.	75,572	4,659,014

		$8,034,379

Consumer Products – 1.4%
Kimberly-Clark Corp.	25,280	$1,610,589
Procter & Gamble Co.	87,068	5,278,933

		$6,889,522

Consumer Services – 0.2%
Apollo Group, Inc., “A” (a)	13,570	$822,071

Electrical Equipment – 0.8%
Danaher Corp.	33,130	$2,491,376
W.W. Grainger, Inc.	14,815	1,434,536

		$3,925,912

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 1.4%
Intel Corp.	340,922	$6,954,809

Energy – Independent – 4.4%
Apache Corp.	75,705	$7,810,485
Devon Energy Corp.	79,625	5,852,438
EOG Resources, Inc.	46,072	4,482,806
Occidental Petroleum Corp.	44,177	3,593,799

		$21,739,528

Energy – Integrated – 8.3%
Chevron Corp.	142,213	$10,948,979
ConocoPhillips	44,705	2,283,084
Exxon Mobil Corp.	146,297	9,975,992
Hess Corp.	108,815	6,583,308
TOTAL S.A., ADR	180,775	11,576,831

		$41,368,194

Food & Beverages – 4.9%
Campbell Soup Co.	29,140	$984,932
General Mills, Inc.	40,890	2,895,421
J.M. Smucker Co.	32,487	2,006,072
Kellogg Co.	77,920	4,145,344
Nestle S.A.	189,064	9,185,258
PepsiCo, Inc.	80,993	4,924,374

		$24,141,401

Food & Drug Stores – 1.7%
CVS Caremark Corp.	190,583	$6,138,678
Kroger Co.	120,192	2,467,542

		$8,606,220

General Merchandise – 0.6%
Wal-Mart Stores, Inc.	60,220	$3,218,759

Insurance – 7.2%
Allstate Corp.	294,665	$8,851,737
Aon Corp.	102,010	3,911,063
Chubb Corp.	64,225	3,158,586
MetLife, Inc.	345,078	12,198,507
Prudential Financial, Inc.	56,037	2,788,401
Travelers Cos., Inc.	95,995	4,786,311

		$35,694,605

Leisure & Toys – 0.4%
Hasbro, Inc.	58,473	$1,874,644

Machinery & Tools – 0.7%
Eaton Corp.	53,260	$3,388,401

Major Banks – 13.2%
Bank of America Corp., EU	326,550	$4,872,126
Bank of New York Mellon Corp.	501,685	14,032,129
Goldman Sachs Group, Inc.	73,852	12,469,172
JPMorgan Chase & Co.	315,372	13,141,551
PNC Financial Services Group, Inc.	72,725	3,839,153
Regions Financial Corp.	259,470	1,372,596

8

MFS Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
State Street Corp.	156,765	$6,825,548
Wells Fargo & Co.	340,292	9,184,481

		$65,736,756

Medical Equipment – 3.7%
Becton, Dickinson & Co.	60,192	$4,746,741
Medtronic, Inc.	159,810	7,028,444
St. Jude Medical, Inc. (a)	65,180	2,397,320
Thermo Fisher Scientific, Inc. (a)	36,205	1,726,616
Waters Corp. (a)	38,075	2,359,127

		$18,258,248

Network & Telecom – 0.0%
Fortinet, Inc. (a)	110	$1,933

Oil Services – 0.7%
National Oilwell Varco, Inc.	82,300	$3,628,607

Other Banks & Diversified Financials – 0.4%
Northern Trust Corp.	36,060	$1,889,544

Pharmaceuticals – 8.2%
Abbott Laboratories	167,572	$9,047,212
GlaxoSmithKline PLC	114,420	2,423,778
Johnson & Johnson	163,707	10,544,368
Merck & Co., Inc.	194,352	7,101,622
Pfizer, Inc.	541,688	9,853,305
Roche Holding AG	11,023	1,875,191

		$40,845,476

Railroad & Shipping – 0.3%
Canadian National Railway Co.	25,910	$1,408,468

Real Estate – 0.0%
Host Hotels & Resorts, Inc., REIT (a)	138	$1,610

Specialty Chemicals – 0.8%
Air Products & Chemicals, Inc.	49,077	$3,978,182

Specialty Stores – 1.1%
Advance Auto Parts, Inc.	62,390	$2,525,547
Home Depot, Inc.	32,852	950,408
Staples, Inc.	83,260	2,047,363

		$5,523,318

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.4%
Vodafone Group PLC	3,110,147	$7,202,170

Telephone Services – 3.6%
AT&T, Inc.	637,342	$17,864,696

Tobacco – 3.3%
Altria Group, Inc.	52,982	$1,040,037
Lorillard, Inc.	9,545	765,795
Philip Morris International, Inc.	299,085	14,412,906

		$16,218,738

Utilities – Electric Power – 5.3%
Dominion Resources, Inc.	187,960	$7,315,403
Entergy Corp.	37,925	3,103,782
FPL Group, Inc.	52,250	2,759,845
PG&E Corp.	106,988	4,777,014
PPL Corp.	114,132	3,687,605
Public Service Enterprise Group, Inc.	134,223	4,462,915

		$26,106,564

Total Common Stocks (Identified Cost, $449,284,192)		$489,842,225

MONEY MARKET FUNDS (v) – 1.8%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	9,025,795	$9,025,795

Total Investments (Identified Cost, $458,309,987)		$498,868,020

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(2,478,973)

Net Assets – 100.0%		$496,389,047

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $449,284,192)	$489,842,225
Underlying funds, at cost and value	9,025,795
Total investments, at value (identified cost, $458,309,987)	$498,868,020
Cash	5,182
Receivables for
Fund shares sold	851,628
Interest and dividends	955,870
Other assets	16,834
Total assets		$500,697,534
Liabilities
Payables for
Investments purchased	$3,910,706
Fund shares reacquired	265,107
Payable to affiliates
Investment adviser	20,539
Distribution and/or service fees	3,151
Administrative services fee	930
Payable for Trustees’ compensation	517
Accrued expenses and other liabilities	107,537
Total liabilities		$4,308,487
Net assets		$496,389,047
Net assets consist of
Paid-in capital	$466,660,010
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,556,967
Accumulated net realized gain (loss) on investments and foreign currency transactions	(17,758,606)
Undistributed net investment income	6,930,676
Net assets		$496,389,047
Shares of beneficial interest outstanding		39,407,507

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$268,001,193	21,195,995	$12.64
Service Class	228,387,854	18,211,512	12.54

See Notes to Financial Statements

10

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$10,629,561
Interest	27,566
Dividends from underlying funds	10,809
Foreign taxes withheld	(126,422)
Total investment income		$10,541,514
Expenses
Management fee	$2,792,574
Distribution and/or service fees	460,778
Administrative services fee	146,917
Trustees’ compensation	50,517
Custodian fee	37,553
Shareholder communications	19,716
Auditing fees	47,047
Legal fees	24,766
Miscellaneous	37,994
Total expenses		$3,617,862
Fees paid indirectly	(1)
Net expenses		$3,617,861
Net investment income		$6,923,653
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,214,995)
Foreign currency transactions	(2,471)
Net realized gain (loss) on investments and foreign currency transactions		$(1,217,466)
Change in unrealized appreciation (depreciation)
Investments	$75,377,319
Translation of assets and liabilities in foreign currencies	6,216
Net unrealized gain (loss) on investments and foreign currency translation		$75,383,535
Net realized and unrealized gain (loss) on investments and foreign currency		$74,166,069
Change in net assets from operations		$81,089,722

See Notes to Financial Statements

11

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$6,923,653	$5,940,485
Net realized gain (loss) on investments and foreign currency transactions	(1,217,466)	(8,644,369)
Net unrealized gain (loss) on investments and foreign currency translation	75,383,535	(136,655,431)
Change in net assets from operations	$81,089,722	$(139,359,315)
Distributions declared to shareholders
From net investment income	$(5,894,567)	$(5,994,945)
From net realized gain on investments	—	(53,295,636)
Total distributions declared to shareholders	$(5,894,567)	$(59,290,581)
Change in net assets from fund share transactions	$109,663,966	$100,628,291
Total change in net assets	$184,859,121	$(98,021,605)
Net assets
At beginning of period	311,529,926	409,551,531
At end of period (including undistributed net investment income of $6,930,676 and $5,894,061, respectively)	$496,389,047	$311,529,926

See Notes to Financial Statements

12

MFS Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.70	$18.78	$18.70	$16.30	$15.51
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.25	$0.27	$0.28	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	1.92	(5.50)	1.22	3.04	0.77
Total from investment operations	$2.14	$(5.25)	$1.49	$3.32	$1.01
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.30)	$(0.30)	$(0.27)	$(0.22)
From net realized gain on investments	—	(2.53)	(1.11)	(0.65)	—
Total distributions declared to shareholders	$(0.20)	$(2.83)	$(1.41)	$(0.92)	$(0.22)
Net asset value, end of period	$12.64	$10.70	$18.78	$18.70	$16.30
Total return (%) (k)(s)	20.49	(32.64)	7.92	20.96	6.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.85	0.84	0.83	0.86	0.85
Net investment income	1.98	1.75	1.40	1.62	1.51
Portfolio turnover	27	44	25	26	22
Net assets at end of period (000 omitted)	$268,001	$146,011	$267,967	$323,094	$319,952

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.61	$18.66	$18.59	$16.21	$15.43
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.22	$0.22	$0.23	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	(5.48)	1.22	3.02	0.77
Total from investment operations	$2.10	$(5.26)	$1.44	$3.25	$0.97
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.26)	$(0.26)	$(0.22)	$(0.19)
From net realized gain on investments	—	(2.53)	(1.11)	(0.65)	—
Total distributions declared to shareholders	$(0.17)	$(2.79)	$(1.37)	$(0.87)	$(0.19)
Net asset value, end of period	$12.54	$10.61	$18.66	$18.59	$16.21
Total return (%) (k)(s)	20.30	(32.87)	7.67	20.66	6.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.10	1.09	1.08	1.11	1.10
Net investment income	1.73	1.62	1.16	1.37	1.27
Portfolio turnover	27	44	25	26	22
Net assets at end of period (000 omitted)	$228,388	$165,519	$141,584	$141,334	$126,809

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

MFS Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input

14

MFS Value Portfolio

Notes to Financial Statements – continued

that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$449,243,628	$—	$—	$449,243,628
United Kingdom	—	16,552,849	—	16,552,849
France	11,576,831	—	—	11,576,831
Switzerland	—	11,060,449	—	11,060,449
Canada	1,408,468	—	—	1,408,468
Mutual Funds	9,025,795	—	—	9,025,795
Total Investments	$471,254,722	$27,613,298	$—	$498,868,020

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009 there were no securities on loan.

15

MFS Value Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$5,894,567	$8,698,851
Long-term capital gain	—	50,591,730
Total distributions	$5,894,567	$59,290,581

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$460,086,310
Gross appreciation	52,441,463
Gross depreciation	(13,659,753)
Net unrealized appreciation (depreciation)	$38,781,710
Undistributed ordinary income	6,930,676
Capital loss carryforwards	(15,982,283)
Other temporary differences	(1,066)

16

MFS Value Portfolio

Notes to Financial Statements – continued

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/15	$(6,190,794)
12/31/16	(6,450,354)
12/31/17	(3,341,135)
$(15,982,283)

The availability of a portion of the capital loss carryforwards, which were acquired on June 26, 2009 in connection with the MFS Strategic Value Portfolio merger and on December 4, 2009 in connection with the MFS Mid Cap Value Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$2,944,412	$3,747,705	$—	$31,412,527
Service Class	2,950,155	2,247,240	—	21,883,109
Total	$5,894,567	$5,994,945	$—	$53,295,636

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75 % of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

17

MFS Value Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0395% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,595 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $191,130,426 and $96,976,043, respectively. Purchases exclude the value of securities acquired in connection with the MFS Strategic Value Portfolio and the MFS Mid Cap Value Portfolio mergers. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	9,685,135	$106,694,744	1,777,770	$21,640,444
Service Class	3,247,251	31,552,403	7,278,802	101,235,972
	12,932,386	$138,247,147	9,056,572	$122,876,416
Shares issued in connection with acquisition of MFS Strategic Value Portfolio
Initial Class	6,041	$64,532	—	$—
Service Class	228,743	2,426,959	—	—
	234,784	$2,491,491	—	$—
Shares issued in connection with acquisition of MFS Mid Cap Value Portfolio
Initial Class	—	$—	—	$—
Service Class	969,447	12,059,916	—	—
	969,447	$12,059,916	—	$—
Shares issued to shareholders in reinvestment of distributions
Initial Class	301,373	$2,944,412	2,264,020	$35,160,232
Service Class	304,140	2,950,155	1,563,859	24,130,349
	605,513	$5,894,567	3,827,879	$59,290,581
Shares reacquired
Initial Class	(2,446,952)	$(25,925,344)	(4,660,114)	$(68,798,535)
Service Class	(2,133,996)	(23,103,811)	(835,834)	(12,740,171)
	(4,580,948)	$(49,029,155)	(5,495,948)	$(81,538,706)
Net change
Initial Class	7,545,597	$83,778,344	(618,324)	$(11,997,859)
Service Class	2,615,585	25,885,622	8,006,827	112,626,150
	10,161,182	$109,663,966	7,388,503	$100,628,291

18

MFS Value Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $5,508 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	102,731,108	(93,705,313)	9,025,795

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$10,809	$9,025,795

(8)	Acquisitions

At close of business on June 26, 2009, the fund with net assets of $355,099,729, acquired all of the assets and liabilities of MFS Strategic Value Portfolio. The purpose of the transaction was to provide shareholders of the MFS Strategic Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 234,784 shares of the fund (valued at $2,491,491) for all of the assets and liabilities of MFS Strategic Value Portfolio. MFS Strategic Value Portfolio then distributed the shares of the fund that MFS Strategic Value Portfolio received from the fund to its shareholders. MFS Strategic Value Portfolio’s net assets on that date were $2,491,491, including investments valued at $2,465,078 with a cost basis of $2,663,205. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Strategic Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No pro forma information is provided as it is not material to the combined fund results.

At close of business on December 4, 2009, the fund with net assets valued at $470,376,146, acquired all of the assets and liabilities of MFS Mid Cap Value Portfolio. The purpose of the transaction was to provide shareholders of the MFS Mid Cap Value Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment strategies and policies. The acquisition was accomplished by a tax-free exchange of 969,447 shares of the fund (valued at $12,059,916) for all of the assets and liabilities of MFS Mid Cap Value Portfolio. MFS Mid Cap Value Portfolio then distributed the shares of the fund that MFS Mid Cap Value Portfolio received from the fund to its shareholders. MFS Mid Cap Value Portfolio’s net assets on that date were $12,059,916, including investments valued at $12,330,572 with a cost basis of $11,960,655. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Mid Cap Value Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. No pro forma information is provided as it is not material to the combined fund results.

19

MFS Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

20

MFS Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

21

MFS Value Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

22

MFS Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

24

MFS Value Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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MFS Value Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

MFS INVESTMENT MANAGEMENT

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.3%
Johnson & Johnson	2.3%
JPMorgan Chase & Co.	2.0%
Chevron Corp.	2.0%
AT&T, Inc.	1.9%
Google, Inc., “A”	1.9%
Procter & Gamble Co.	1.8%
Abbott Laboratories	1.6%
Exxon Mobil Corp.	1.6%
Bank of America Corp.	1.6%

Equity sectors
Technology	17.6%
Financial Services	14.3%
Health Care	13.2%
Energy	10.6%
Consumer Staples	8.0%
Retailing	7.5%
Utilities & Communications	7.1%
Industrial Goods & Services	6.9%
Basic Materials	4.6%
Leisure	3.6%
Transportation	2.8%
Special Products & Services	2.6%
Autos & Housing	0.5%

(o) Less than 0.1%.

Percentages are based on net assets as of 12/31/09.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Core Equity Portfolio (the “fund”) provided a total return of 32.74%, while Service Class shares of the fund provided a total return of 32.44%. These compare with a return of 28.34% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Strong stock selection in the technology sector contributed to the fund’s performance relative to the Russell 3000 Index. Standout performers within this sector included computer and personal electronics maker Apple, business intelligence software company MicroStrategy, and networking chip maker Marvell Technology Group. Shares of Apple climbed as revenues and earnings increased year-over-year due to strong sales of its popular iPhone and Mac computers.

Favorable security selection in the health care sector also boosted relative returns over the reporting period. The fund’s ownership of global healthcare company Schering-Plough (h) had a positive impact on relative performance. Shares of Schering-Plough rose after Merck announced plans to merge the two companies in a stock and cash deal that offered a significant premium to Schering-Plough shareholders.

Stock selection in the industrial goods and services sector was another positive area of relative returns. Not owning struggling diversified industrial conglomerate General Electric was a positive factor as this benchmark constituent significantly underperformed the benchmark.

Individual securities in other sectors that aided relative performance included financial services firm JPMorgan Chase, luxury retailer Nordstrom (h), and real estate investment trust (REIT) Mack-Cali Realty. During the reporting period, shares of Nordstrom performed well as the company reported earnings that met expectations as the company tightly managed its inventory and lowered its prices in an effort to offset slumping sales. In addition, our underweighted position in integrated oil and gas company Exxon Mobil, and not holding poor-performing financial services firm Citigroup, also helped.

Detractors from Performance

Stock selection in the energy sector detracted from the fund’s relative performance. An overweighted position in integrated energy company Chevron hindered relative results as the stock underperformed the benchmark during the reporting period.

Elsewhere, our overweighted position in global biotech company Genzyme, defense contractor Lockheed Martin, and insurance company MetLife had a negative effect on relative returns. Shares of Genzyme suffered as the company announced that it had failed a government inspection in its Massachusetts manufacturing facility and had to temporarily shut down due to a viral infection in one of its bioreactors. In addition, the timing of our ownership in shares of bank operator Bank of America, pharmaceutical and medical products maker Abbott Laboratories, and specialty retailer of pet food and supplies PETsMART (h)

3

MFS Core Equity Portfolio

Management Review – continued

also held back relative performance. Not owning strong-performing software giant Microsoft and diversified technology products and services company International Business Machines (IBM) were two other negative factors for relative results.

The fund’s cash position was also a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/12/97	32.74%	1.43%	1.28%	N/A
Service Class	8/24/01	32.44%	1.18%	N/A	2.42%

Comparative benchmark
Russell 3000 Index (f)		28.34%	0.76%	(0.20)%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history).

No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.85%	$1,000.00	$1,228.23	$4.77
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,226.36	$6.17
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.8%
Goodrich Corp.	11,840	$760,720
Honeywell International, Inc.	8,100	317,520
Lockheed Martin Corp.	12,890	971,261
Precision Castparts Corp.	4,810	530,784
United Technologies Corp.	20,520	1,424,293

		$4,004,578

Airlines – 0.2%
Copa Holdings S.A., “A”	3,200	$174,304
UAL Corp. (a)	12,400	160,084

		$334,388

Alcoholic Beverages – 0.2%
Boston Beer Co., Inc., “A” (a)	7,210	$335,986

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	17,300	$1,143,011

Biotechnology – 1.8%
Amgen, Inc. (a)	18,240	$1,031,837
Genzyme Corp. (a)	23,341	1,143,942
Gilead Sciences, Inc. (a)	5,870	254,054
Human Genome Sciences, Inc. (a)	6,530	199,818

		$2,629,651

Broadcasting – 1.5%
CBS Corp., “B”	21,260	$298,703
Discovery Communications, Inc., “A” (a)	10,510	322,342
Time Warner, Inc.	21,083	614,359
Walt Disney Co.	30,010	967,822

		$2,203,226

Brokerage & Asset Managers – 1.5%
Affiliated Managers Group, Inc. (a)	4,180	$281,523
Charles Schwab Corp.	13,460	253,317
CME Group, Inc.	2,110	708,854
GFI Group, Inc.	73,010	333,656
Invesco Ltd.	18,250	428,693
LaBranche & Co., Inc. (a)	19,600	55,664
MarketAxess Holdings, Inc.	6,450	89,655

		$2,151,362

Business Services – 1.8%
Accenture Ltd., “A”	18,210	$755,715
Dun & Bradstreet Corp.	7,100	599,027
MasterCard, Inc., “A”	2,670	683,467
Western Union Co.	24,370	459,375

		$2,497,584

Cable TV – 1.0%
Comcast Corp., “Special A”	21,690	$347,257
DIRECTV Group, Inc., “A” (a)	22,490	750,041
Time Warner Cable, Inc.	9,110	377,063

		$1,474,361

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 1.9%
Celanese Corp.	25,740	$826,254
Monsanto Co.	18,440	1,507,470
Solutia, Inc. (a)	28,400	360,680

		$2,694,404

Computer Software – 4.5%
Adobe Systems, Inc. (a)	49,830	$1,832,747
MicroStrategy, Inc., “A” (a)	23,230	2,184,085
Nuance Communications, Inc. (a)	37,700	585,858
Oracle Corp.	76,310	1,872,647

		$6,475,337

Computer Software – Systems – 5.2%
Apple, Inc. (a)	15,490	$3,266,221
Compellent Technologies, Inc. (a)	21,350	484,218
Dell, Inc. (a)	111,110	1,595,540
Hewlett-Packard Co.	40,860	2,104,699

		$7,450,678

Construction – 0.5%
Lennar Corp., “A”	30,890	$394,465
Sherwin-Williams Co.	5,090	313,799

		$708,264

Consumer Products – 2.5%
Church & Dwight Co., Inc.	4,390	$265,375
Kimberly-Clark Corp.	11,630	740,947
Procter & Gamble Co.	41,470	2,514,326

		$3,520,648

Consumer Services – 0.8%
Apollo Group, Inc., “A” (a)	3,760	$227,781
Priceline.com, Inc. (a)	1,500	327,750
Strayer Education, Inc.	2,860	607,721

		$1,163,252

Electrical Equipment – 2.4%
AMETEK, Inc.	20,430	$781,243
Danaher Corp.	26,010	1,955,952
Rockwell Automation, Inc.	7,710	362,216
Tyco Electronics Ltd.	13,000	319,150

		$3,418,561

Electronics – 4.1%
First Solar, Inc. (a)	3,010	$407,554
Flextronics International Ltd. (a)	63,729	465,859
Hittite Microwave Corp. (a)	12,850	523,637
Intel Corp.	109,530	2,234,412
Marvell Technology Group Ltd. (a)	27,500	570,625
National Semiconductor Corp.	74,350	1,142,016
Silicon Laboratories, Inc. (a)	4,190	202,545
Tessera Technologies, Inc. (a)	14,450	336,252

		$5,882,900

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 4.0%
Alpha Natural Resources, Inc. (a)	3,500	$151,830
Anadarko Petroleum Corp.	10,500	655,410
Apache Corp.	12,470	1,286,530
Denbury Resources, Inc. (a)	16,020	237,096
Energen Corp.	8,720	408,096
Nexen, Inc.	28,490	687,018
Noble Energy, Inc.	8,180	582,580
Occidental Petroleum Corp.	14,270	1,160,865
Walter Energy, Inc.	1,800	135,558
XTO Energy, Inc.	10,120	470,884

		$5,775,867

Energy – Integrated – 4.8%
Chevron Corp.	37,340	$2,874,807
Exxon Mobil Corp. (s)	33,766	2,302,503
Hess Corp.	11,620	703,010
Marathon Oil Corp.	18,420	575,072
Suncor Energy, Inc.	9,570	337,917

		$6,793,309

Engineering – Construction – 0.8%
Fluor Corp.	19,860	$894,494
North American Energy Partners, Inc. (a)	39,230	284,810

		$1,179,304

Food & Beverages – 3.7%
General Mills, Inc.	22,570	$1,598,182
J.M. Smucker Co.	9,570	590,948
Kellogg Co.	22,380	1,190,616
PepsiCo, Inc. (s)	31,477	1,913,802

		$5,293,548

Food & Drug Stores – 0.8%
Kroger Co.	14,740	$302,612
Walgreen Co.	23,300	855,576

		$1,158,188

Gaming & Lodging – 0.6%
International Game Technology	11,840	$222,237
Las Vegas Sands Corp. (a)	13,610	203,333
Royal Caribbean Cruises Ltd. (a)	10,750	271,760
Starwood Hotels & Resorts Worldwide, Inc.	4,530	165,662

		$862,992

General Merchandise – 2.5%
Dollar General Corp. (a)	23,420	$525,311
Target Corp.	31,870	1,541,552
Wal-Mart Stores, Inc.	29,230	1,562,344

		$3,629,207

Health Maintenance Organizations – 0.5%
WellPoint, Inc. (a)	13,110	$764,182

Insurance – 3.1%
ACE Ltd.	4,180	$210,672
Allied World Assurance Co. Holdings Ltd.	19,560	901,129

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – continued
Chubb Corp.	22,420	$1,102,616
MetLife, Inc.	27,510	972,479
Prudential Financial, Inc.	6,890	342,846
Travelers Cos., Inc.	9,050	451,233
Verisk Analytics, Inc., “A” (a)	13,910	421,195

		$4,402,170

Internet – 1.9%
Google, Inc., “A” (a)	4,340	$2,690,713

Machinery & Tools – 0.5%
Gardner Denver, Inc.	9,190	$391,034
RTI International Metals, Inc. (a)	12,520	315,128

		$706,162

Major Banks – 6.5%
Bank of America Corp.	150,950	$2,273,307
Bank of New York Mellon Corp.	23,195	648,764
Goldman Sachs Group, Inc.	9,990	1,686,712
JPMorgan Chase & Co. (s)	69,150	2,881,480
Regions Financial Corp.	81,600	431,664
State Street Corp.	18,560	808,102
SunTrust Banks, Inc.	29,650	601,599

		$9,331,628

Medical & Health Technology & Services – 1.5%
DaVita, Inc. (a)	10,080	$592,099
Express Scripts, Inc. (a)	3,670	317,271
Laboratory Corp. of America Holdings (a)	7,920	592,733
Medco Health Solutions, Inc. (a)	5,300	338,723
VCA Antech, Inc. (a)	10,320	257,174

		$2,098,000

Medical Equipment – 3.0%
Becton, Dickinson & Co.	9,950	$784,657
Covidien PLC	5,110	244,718
Medtronic, Inc.	17,980	790,760
NxStage Medical, Inc. (a)(z)	68,214	569,587
NxStage Medical, Inc. (a)	16,160	134,936
St. Jude Medical, Inc. (a)	20,610	758,036
Thermo Fisher Scientific, Inc. (a)	15,060	718,211
Waters Corp. (a)	4,830	299,267

		$4,300,172

Metals & Mining – 0.7%
Cameco Corp.	6,130	$197,202
Steel Dynamics, Inc.	23,090	409,155
United States Steel Corp.	7,000	385,840

		$992,197

Natural Gas – Distribution – 0.6%
EQT Corp.	9,720	$426,902
South Jersey Industries, Inc.	11,540	440,597

		$867,499

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Network & Telecom – 1.9%
Cisco Systems, Inc. (a)	85,310	$2,042,321
Juniper Networks, Inc. (a)	17,610	469,659
Polycom, Inc. (a)	8,230	205,503

		$2,717,483

Oil Services – 1.8%
Halliburton Co.	39,090	$1,176,218
National Oilwell Varco, Inc.	9,700	427,673
Noble Corp.	17,430	709,401
Weatherford International Ltd. (a)	16,970	303,933

		$2,617,225

Other Banks & Diversified Financials – 1.3%
American Express Co.	9,050	$366,706
CIT Group, Inc. (a)	5,600	154,616
Euro Dekania Ltd. (z)	100,530	152,762
NewAlliance Bancshares, Inc.	23,690	284,517
Ocwen Financial Corp. (a)	45,870	438,976
TCF Financial Corp.	32,640	444,557

		$1,842,134

Pharmaceuticals – 6.4%
Abbott Laboratories	42,930	$2,317,791
Inverness Medical Innovations, Inc. (a)	8,400	348,684
Johnson & Johnson	50,100	3,226,941
Merck & Co., Inc.	4,320	157,853
Pfizer, Inc.	100,682	1,831,406
Teva Pharmaceutical Industries Ltd., ADR	21,270	1,194,949

		$9,077,624

Pollution Control – 0.4%
Republic Services, Inc.	19,220	$544,118

Precious Metals & Minerals – 0.4%
Goldcorp, Inc.	2,740	$107,792
Teck Resources Ltd., “B” (a)	11,590	408,035

		$515,827

Printing & Publishing – 0.2%
Moody’s Corp.	12,610	$337,948

Railroad & Shipping – 1.1%
Canadian National Railway Co.	18,050	$981,198
Union Pacific Corp.	8,380	535,482

		$1,516,680

Real Estate – 1.9%
Annaly Mortgage Management, Inc., REIT	42,710	$741,018
Entertainment Property Trust, REIT	32,540	1,147,686
Kilroy Realty Corp., REIT	12,820	393,189
Mack-Cali Realty Corp., REIT	12,410	429,014

		$2,710,907

Restaurants – 0.3%
P.F. Chang’s China Bistro, Inc. (a)	9,720	$368,485

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 1.6%
Airgas, Inc.	7,500	$357,000
Praxair, Inc.	16,400	1,317,084
Rockwood Holdings, Inc. (a)	22,800	537,168

		$2,211,252

Specialty Stores – 3.4%
Abercrombie & Fitch Co., “A”	20,480	$713,728
Advance Auto Parts, Inc.	12,900	522,192
Amazon.com, Inc. (a)	5,180	696,814
GameStop Corp., “A” (a)	28,070	615,856
Home Depot, Inc.	40,650	1,176,004
Limited Brands, Inc.	27,520	529,485
Staples, Inc.	23,270	572,209

		$4,826,288

Telecommunications – Wireless – 0.1%
Sprint Nextel Corp. (a)	35,270	$129,088

Telephone Services – 3.0%
American Tower Corp., “A” (a)	16,610	$717,718
AT&T, Inc.	99,120	2,778,334
CenturyTel, Inc.	20,040	725,648

		$4,221,700

Tobacco – 1.6%
Lorillard, Inc.	3,940	$316,106
Philip Morris International, Inc.	42,140	2,030,727

		$2,346,833

Trucking – 1.5%
Atlas Air Worldwide Holdings, Inc. (a)	14,020	$522,245
Expeditors International of Washington, Inc.	25,610	889,435
Landstar System, Inc.	19,640	761,443

		$2,173,123

Utilities – Electric Power – 3.4%
American Electric Power Co., Inc.	21,530	$749,029
CMS Energy Corp.	39,540	619,196
Dominion Resources, Inc.	9,770	380,248
NRG Energy, Inc. (a)	7,940	187,463
PG&E Corp.	14,800	660,820
PPL Corp.	20,540	663,647
Progress Energy, Inc.	10,420	427,324
Public Service Enterprise Group, Inc.	16,620	552,615
Wisconsin Energy Corp.	11,440	570,055

		$4,810,397

Total Common Stocks (Identified Cost, $136,873,976)		$141,900,441

	Strike Price	First Exercise
WARRANTS – 0.0%
Medical Equipment – 0.0%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $37,441) (a)(z)	$5.50	5/23/08	13,643	$62,493

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.7%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	990,356	$990,356

Total Investments (Identified Cost, $137,901,773)		$142,953,290

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(47,513)

Net Assets – 100.0%		$142,905,777

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2009, the value of securities pledged amounted to $173,690. At December 31, 2009, the fund had no short sales outstanding.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07-6/25/07	$1,412,164	$152,762
NxStage Medical, Inc. (Warrants)	5/22/08	37,441	62,493
NxStage Medical, Inc.	5/22/08	269,523	569,587
Total Restricted Securities			$784,842
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $136,911,417)	$141,962,934
Underlying funds, at cost and value	990,356
Total investments, at value (identified cost, $137,901,773)	$142,953,290
Cash	$3,694
Receivables for
Investments sold	88,612
Fund shares sold	67,602
Interest and dividends	189,488
Other assets	5,499
Total assets		$143,308,185
Liabilities
Payables for
Investments purchased	$78,300
Fund shares reacquired	251,597
Payable to affiliates
Investment adviser	21,030
Distribution and/or service fees	464
Administrative services fee	282
Payable for Trustees’ compensation	154
Accrued expenses and other liabilities	50,581
Total liabilities		$402,408
Net assets		$142,905,777
Net assets consist of
Paid-in capital	$184,597,817
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,051,531
Accumulated net realized gain (loss) on investments and foreign currency transactions	(48,260,905)
Undistributed net investment income	1,517,334
Net assets		$142,905,777
Shares of beneficial interest outstanding		11,664,163

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$109,322,391	8,908,964	$12.27
Service Class	33,583,386	2,755,199	12.19

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Dividends	$2,545,199
Interest	111,036
Dividends from underlying funds	2,291
Foreign taxes withheld	(24,182)
Total investment income		$2,634,344
Expenses
Management fee	$928,007
Distribution and/or service fees	64,866
Administrative services fee	49,979
Trustees’ compensation	18,880
Custodian fee	18,023
Shareholder communications	9,243
Auditing fees	45,845
Legal fees	8,196
Dividend and interest expense on securities sold short	983
Miscellaneous	22,055
Total expenses		$1,166,077
Reduction of expenses by investment adviser	(46,857)
Net expenses		$1,119,220
Net investment income		$1,515,124
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(15,522,504)
Securities sold short	(27,627)
Foreign currency transactions	1,208
Net realized gain (loss) on investments and foreign currency transactions		$(15,548,923)
Change in unrealized appreciation (depreciation)
Investments	$49,752,395
Translation of assets and liabilities in foreign currencies	(476)
Net unrealized gain (loss) on investments and foreign currency translation		$49,751,919
Net realized and unrealized gain (loss) on investments and foreign currency		$34,202,996
Change in net assets from operations		$35,718,120

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$1,515,124	$2,184,354
Net realized gain (loss) on investments and foreign currency transactions	(15,548,923)	(27,972,754)
Net unrealized gain (loss) on investments and foreign currency translation	49,751,919	(57,522,788)
Change in net assets from operations	$35,718,120	$(83,311,188)
Distributions declared to shareholders
From net investment income	$(2,144,224)	$(1,142,274)
From net realized gain on investments	—	(14,365,876)
Total distributions declared to shareholders	$(2,144,224)	$(15,508,150)
Change in net assets from fund share transactions	$(10,000,204)	$(28,843,221)
Total change in net assets	$23,573,692	$(127,662,559)
Net assets
At beginning of period	119,332,085	246,994,644
At end of period (including undistributed net investment income of $1,517,334 and $2,143,684, respectively)	$142,905,777	$119,332,085

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years Ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$9.43	$16.52		$17.13	$15.15	$14.32
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.16		$0.11	$0.08	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.89	(6.11)		1.41	1.99	0.84
Total from investment operations	$3.02	$(5.95)		$1.52	$2.07	$0.93
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.09)		$(0.09)	$(0.09)	$(0.10)
From net realized gain on investments	—	(1.05)		(2.04)	—	—
Total distributions declared to shareholders	$(0.18)	$(1.14)		$(2.13)	$(0.09)	$(0.10)
Net asset value, end of period	$12.27	$9.43		$16.52	$17.13	$15.15
Total return (%) (k)(r)(s)	32.74	(38.63	)(x)	8.71	13.74	6.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88		0.86	0.91	0.90
Expenses after expense reductions (f)	0.85	0.85		N/A	0.91	N/A
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.85	N/A		N/A	N/A	N/A
Net investment income	1.28	1.22		0.65	0.53	0.64
Portfolio turnover	91	109		156	122	92
Net assets at end of period (000 omitted)	$109,322	$97,648		$212,063	$80,024	$80,710

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years Ended 12/31
	2009	2008		2007	2006	2005
Net asset value, beginning of period	$9.36	$16.42		$17.05	$15.09	$14.25
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13		$0.07	$0.04	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.88	(6.08)		1.39	1.98	0.84
Total from investment operations	$2.98	$(5.95)		$1.46	$2.02	$0.90
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.06)		$(0.05)	$(0.06)	$(0.06)
From net realized gain on investments	—	(1.05)		(2.04)	—	—
Total distributions declared to shareholders	$(0.15)	$(1.11)		$(2.09)	$(0.06)	$(0.06)
Net asset value, end of period	$12.19	$9.36		$16.42	$17.05	$15.09
Total return (%) (k)(r)(s)	32.44	(38.79	)(x)	8.40	13.44	6.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13		1.11	1.16	1.15
Expenses after expense reductions (f)	1.10	1.10		N/A	1.16	N/A
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.10	N/A		N/A	N/A	N/A
Net investment income	1.02	1.00		0.41	0.29	0.39
Portfolio turnover	91	109		156	122	92
Net assets at end of period (000 omitted)	$33,583	$21,684		$34,932	$12,675	$9,990

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the total return for the year ended December 31, 2008 would have been lower by approximately 1.32%.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$136,804,867	$632,080	$—	$137,436,947
Canada	3,003,972	—	—	3,003,972
Israel	1,194,949	—	—	1,194,949
Panama	174,304	—	—	174,304
United Kingdom	—	—	152,762	152,762
Mutual Funds	990,356	—	—	990,356
Total Investments	$142,168,448	$632,080	$152,762	$142,953,290

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/08	$291,503
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(138,741)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$152,762

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At December 31, 2009, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Investment Transactions (i.e., Purchased Options)
Equity Contracts	$(62,701)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option,

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2009, this expense amounted to $983. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2009, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009 there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2009, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$2,144,224	$1,147,300
Long-term capital gain	—	14,360,850
Total distributions	$2,144,224	$15,508,150

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$138,215,485
Gross appreciation	15,303,616
Gross depreciation	(10,565,811)
Net unrealized appreciation (depreciation)	$4,737,805
Undistributed ordinary income	1,517,334
Capital loss carryforwards	(47,925,833)
Other temporary differences	(21,346)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(31,554,907)
12/31/17	(16,370,926)
$(47,925,833)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$1,773,261	$1,011,464	$—	$12,075,166
Service Class	370,963	130,810	—	2,290,710
Total	$2,144,224	$1,142,274	$—	$14,365,876

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $46,857 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0404% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,207 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $111,276,475 and $118,014,781, respectively.

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	49,334	$520,084	87,028	$913,713
Service Class	828,177	8,475,311	563,165	6,995,439
	877,511	$8,995,395	650,193	$7,909,152
Shares issued to shareholders in reinvestment of distributions
Initial Class	195,078	$1,773,261	865,518	$13,086,630
Service Class	41,036	370,963	161,113	2,421,520
	236,114	$2,144,224	1,026,631	$15,508,150
Shares reacquired
Initial Class	(1,687,964)	$(16,790,054)	(3,434,646)	$(45,796,150)
Service Class	(429,882)	(4,349,769)	(535,610)	(6,464,373)
	(2,117,846)	$(21,139,823)	(3,970,256)	$(52,260,523)
Net change
Initial Class	(1,443,552)	$(14,496,709)	(2,482,100)	$(31,795,807)
Service Class	439,331	4,496,505	188,668	2,952,586
	(1,004,221)	$(10,000,204)	(2,293,432)	$(28,843,221)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $1,821 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	19,475,489	(18,485,133)	990,356

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,291	$990,356

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MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

25

MFS Core Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Joseph MacDougall Katrina Mead

26

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

27

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to continue its waiver to reduce its advisory fee on average daily net assets over $2.5 billion, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

28

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

MFS Core Equity Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	33.6%
High Yield Corporates	32.4%
Non-U.S. Government Bonds	16.4%
Emerging Markets Bonds	7.9%
U.S. Treasury Securities	4.2%
Commercial Mortgage-Backed Securities	3.6%
U.S. Government Agencies	1.5%
Floating Rate Loans	1.5%
Mortgage-Backed Securities	0.8%
Asset-Backed Securities	0.7%
Collateralized Debt Obligations	0.1%

Credit quality of bonds (a)(r)
AAA	12.6%
AA	11.0%
A	13.3%
BBB	24.7%
BB	14.4%
B	15.5%
CCC	6.5%
CC	0.6%
C	0.2%
D	0.3%
Not Rated	0.9%

Portfolio facts
Average Duration (d)(i)	4.8
Average Effective Maturity (i)(m)	7.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB

Country weightings (i)
United States	62.5%
Japan	4.6%
Germany	3.8%
France	3.4%
Canada	2.9%
Italy	2.5%
Netherlands	2.4%
Brazil	2.2%
United Kingdom	2.2%
Other Countries	13.5%

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity. Percentages are based on the total market value of investments as of 12/31/09.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

From time to time “Cash & Other Net Assets” may be negative due to the timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Strategic Income Portfolio (the “fund”) provided a total return of 27.52%, while Service Class shares of the fund provided a total return of 27.24%. These compare with a return of 58.21% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. The fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 23.76%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Blended Index, the fund’s lower exposure to “CCC” rated (r) securities detracted from performance as bonds within this quality tier performed exceptionally well over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

The fund’s lesser exposure to emerging markets debt, particularly to Russian bonds, also held back relative results as this market segment turned in strong performance over the reporting period.

Among individual securities, the fund’s holdings of some sovereign bonds from Japan and France were top relative detractors.

Contributors to Performance

A greater exposure to “BBB” rated securities, relative to the Blended Index, was a key driver of positive performance as bonds within this credit quality sector performed well over the reporting period.

Security selection also boosted relative results. Top individual contributors during the reporting period included the fund’s holdings of financial services companies Prudential Securities Secured Financing, UniCredito Italiano Capital Trust, ING Groep N.V., BAC Capital Trust, and Nuveen Investments. Holdings of real estate investment trust (REIT) Simon Property Group, Spanish-language network television operator Univision Communications, concrete products manufacturer CRH PLC, and automatic transmission manufacturer Allison Transmission also helped.

A greater exposure to high-grade bonds in the financial and banking sectors also contributed to relative returns as holdings within these sectors exhibited strong returns for the reporting period. Similarly, the fund’s greater exposure to high-grade securities in the industrial sector also helped.

MFS Strategic Income Portfolio

Management Review – continued

Yield curve (y) positioning, particularly a lesser exposure to the long end of the curve, was another positive factor for performance.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

MFS Strategic Income Portfolio

Performance Summary – continued

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	27.52%	4.55%	5.70%	N/A
Service Class	8/24/01	27.24%	4.28%	N/A	5.98%

Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		58.21%	6.46%	6.72%	N/A
Strategic Income Blended Index (f)(x)(y)		23.76%	6.02%	7.12%	N/A
Barclays Capital U.S. Credit Bond Index (f)		16.04%	4.68%	6.64%	N/A
Barclays Capital U.S. Government/Mortgage Bond Index (f)		1.96%	5.32%	6.32%	N/A
Citigroup World Government Bond Non-Dollar Hedged Index (f)		2.38%	4.79%	5.35%	N/A
Citigroup World Government Bond Non-Dollar Index (f)		4.39%	4.46%	6.60%	N/A
JPMorgan Emerging Markets Bond Index Global (f)		28.18%	8.11%	10.52%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

(x)	Strategic Income Blended Index (the “Blended Index”) is at a point in time and allocations during the period can change. As of December 31, 2009, the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays Capital U.S. Government/Mortgage Bond Index.

(y)	Effective November 1, 2009, Strategic Income Blended Index (the “Blended Index”) replaced Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Mortgage Bond Index, Citigroup World Government Bond Non-Dollar Hedged Index, Citigroup World Government Bond Non-Dollar Index, and JPMorgan Emerging Markets Bond Index Global as the fund’s other benchmark. For comparison purposes, the Blended Index more appropriately depicts the fund’s investment strategy. The former indices are each constituents of the Blended Index as described above.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index- a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.90%	$1,000.00	$1,127.53	$4.83
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,125.75	$6.16
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 95.3%
Aerospace – 0.5%
Bombardier, Inc., 6.3%, 2014 (n)	$100,000	$99,000
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	75,000	52,875
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	60,000	59,100
Triumph Group, Inc., 8%, 2017 (z)	10,000	10,088
Vought Aircraft Industries, Inc., 8%, 2011	65,000	64,106

		$285,169

Airlines – 0.4%
American Airlines Pass-Through Trust, 6.817%, 2011	$70,000	$67,200
Continental Airlines, Inc., 7.339%, 2014	126,000	116,524
Delta Air Lines, Inc., 7.711%, 2011	25,000	24,625

		$208,349

Apparel Manufacturers – 0.1%
Hanes Brand, Inc., 8%, 2016	$10,000	$10,188
Levi Strauss & Co., 9.75%, 2015	35,000	36,750

		$46,938

Asset Backed & Securitized – 4.3%
Anthracite Ltd., CDO, 6%, 2037 (z)	$200,000	$14,000
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045 (z)	200,000	7,500
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040 (z)	202,271	86,006
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	110,980	112,090
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	110,140	113,333
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	235	234
Crest Ltd., CDO, 7%, 2040	270,000	13,500
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	210,966	223,649
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	265,000	268,965
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	250,000	85,000
Falcon Franchise Loan LLC, FRN, 3.038%, 2023 (i)(z)	413,699	19,568
Falcon Franchise Loan LLC, FRN, 3.669%, 2025 (i)(z)	565,884	39,555
First Union-Lehman Brothers Bank of America, FRN, 0.424%, 2035 (i)	2,497,493	47,811
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	93,771	98,192
GMAC LLC, FRN, 6.02%, 2033 (z)	350,000	320,783
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	150,000	149,482
Morgan Stanley Capital I, Inc., FRN, 1.276%, 2039 (i)(z)	2,334,965	37,103
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013 (z)	411,000	363,639

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Salomon Brothers Mortgage Securities, Inc., FRN, 6.843%, 2032 (z)		$210,129	$218,874

			$2,219,284

Automotive – 1.1%
Accuride Corp., 8.5%, 2015 (d)		$20,000	$17,000
Allison Transmission, Inc., 11%, 2015 (n)		135,000	141,750
FCE Bank PLC, 7.125%, 2012	EUR	100,000	140,488
Ford Motor Credit Co. LLC, 9.75%, 2010		$100,000	103,185
Ford Motor Credit Co. LLC, 12%, 2015		100,000	115,963
Johnson Controls, Inc., 5.25%, 2011		60,000	62,964

			$581,350

Basic Industry – 0.0%
TriMas Corp., 9.75%, 2017 (z)		$5,000	$4,906

Broadcasting – 2.1%
Allbritton Communications Co., 7.75%, 2012		$106,000	$104,278
CanWest MediaWorks LP, 9.25%, 2015 (d)(n)		85,000	12,644
Intelsat Jackson Holdings Ltd., 9.5%, 2016		85,000	90,950
Lamar Media Corp., “C”, 6.625%, 2015		70,000	67,200
LBI Media, Inc., 8.5%, 2017 (z)		55,000	45,650
LIN TV Corp., 6.5%, 2013		90,000	86,850
Local TV Finance LLC, 10%, 2015 (p)(z)		132,300	56,117
Newport Television LLC, 13%, 2017 (n)(p)		106,875	42,628
News America, Inc., 6.4%, 2035		220,000	225,905
News America, Inc., 6.9%, 2039 (n)		47,000	51,271
Nexstar Broadcasting Group, Inc., 7%, 2014		30,000	22,538
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		89,328	66,898
Salem Communications Corp., 9.625%, 2016 (n)		15,000	15,713
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		25,000	26,000
Univision Communications, Inc., 12%, 2014 (n)		25,000	27,531
Univision Communications, Inc., 9.75%, 2015 (n)(p)		152,612	128,785

			$1,070,958

Brokerage & Asset Managers – 1.1%
BlackRock, Inc., 3.5%, 2014		$130,000	$128,367
Janus Capital Group, Inc., 6.95%, 2017		70,000	65,979
Nuveen Investments, Inc., 10.5%, 2015		50,000	45,375
TD AMERITRADE Holding Corp., 5.6%, 2019		310,000	307,943

			$547,664

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – 1.6%
Associated Materials, Inc., 11.25%, 2014		$50,000	$48,250
Building Materials Corp. of America, 7.75%, 2014		70,000	69,300
Cemex Finance Europe BV, 9.625%, 2017 (z)	EUR	50,000	74,258
CRH PLC, 8.125%, 2018		$120,000	139,961
Lafarge S.A., 6.15%, 2011		330,000	343,887
Norcraft Cos., LP, 10.5%, 2015 (z)		20,000	20,500
Nortek, Inc., 11%, 2013		65,288	68,226
Ply Gem Industries, Inc., 11.75%, 2013		40,000	40,000
USG Corp., 9.75%, 2014 (n)		5,000	5,338

			$809,720

Business Services – 0.7%
First Data Corp., 9.875%, 2015		$130,000	$121,225
First Data Corp., 11.25%, 2016		80,000	68,400
Iron Mountain, Inc., 6.625%, 2016		60,000	58,800
Iron Mountain, Inc., 8.375%, 2021		25,000	25,813
SunGard Data Systems, Inc., 10.25%, 2015		106,000	112,890

			$387,128

Cable TV – 2.2%
CCO Holdings LLC, 8.75%, 2013		$165,000	$169,331
Charter Communications, Inc., 8.375%, 2014 (n)		50,000	51,375
Charter Communications, Inc., 10.875%, 2014 (n)		25,000	28,000
CSC Holdings, Inc., 6.75%, 2012		10,000	10,325
CSC Holdings, Inc., 8.5%, 2014 (n)		80,000	85,200
DIRECTV Holdings LLC, 7.625%, 2016		55,000	60,088
DIRECTV Holdings LLC, 5.875%, 2019 (n)		70,000	71,197
Mediacom LLC, 9.125%, 2019 (n)		5,000	5,100
TCI Communications, Inc., 9.8%, 2012		245,000	277,292
Time Warner Cable, Inc., 8.25%, 2019		190,000	226,308
Videotron LTEE, 6.875%, 2014		35,000	35,175
Virgin Media Finance PLC, 9.125%, 2016		100,000	105,375

			$1,124,766

Chemicals – 2.6%
Ashland, Inc., 9.125%, 2017 (n)		$75,000	$82,313
Dow Chemical Co., 8.55%, 2019		260,000	310,218
Hexion Specialty Chemicals, Inc., 9.75%, 2014		20,000	19,600
Huntsman International LLC, 5.5%, 2016 (n)		40,000	35,500
Innophos Holdings, Inc., 8.875%, 2014		90,000	91,350
Lumena Resources Corp., 12%, 2014 (n)		253,000	220,665
Momentive Performance Materials, Inc., 12.5%, 2014 (n)		65,000	71,500
Momentive Performance Materials, Inc., 11.5%, 2016		41,000	36,285
Nalco Finance Holdings, Inc., 9%, 2014		115,000	117,300
NOVA Chemicals Corp., 8.375%, 2016 (n)		20,000	20,300
Yara International A.S.A., 5.25%, 2014 (n)		310,000	323,777

			$1,328,808

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – 0.0%
DuPont Fabros Technology, Inc., 8.5%, 2017 (z)	$25,000	$25,406

Conglomerates – 0.4%
American Standard Cos., Inc., 7.625%, 2010	$225,000	$226,294

Construction – 0.6%
Lennar Corp., 5.125%, 2010	$270,000	$271,350
Lennar Corp., 12.25%, 2017	30,000	36,150

		$307,500

Consumer Products – 1.2%
ACCO Brands Corp., 10.625%, 2015 (n)	$5,000	$5,500
ACCO Brands Corp., 7.625%, 2015	25,000	23,250
Controladora Mabe S.A. de C.V., 7.875%, 2019 (n)	108,000	108,270
Fortune Brands, Inc., 5.125%, 2011	244,000	251,660
Hasbro, Inc., 6.125%, 2014	40,000	43,550
Jarden Corp., 7.5%, 2017	65,000	64,838
Visant Holding Corp., 8.75%, 2013	40,000	41,100
Whirlpool Corp., 8%, 2012	91,000	98,590

		$636,758

Consumer Services – 0.9%
KAR Holdings, Inc., 10%, 2015	$30,000	$32,100
KAR Holdings, Inc., FRN, 4.28%, 2014	35,000	32,638
Service Corp. International, 7%, 2017	135,000	130,950
Ticketmaster Entertainment, Inc., 10.75%, 2016	40,000	43,100
Western Union Co., 5.4%, 2011	230,000	245,567

		$484,355

Containers – 0.6%
Graham Packaging Holdings Co., 9.875%, 2014	$100,000	$102,000
Greif, Inc., 6.75%, 2017	125,000	122,500
Owens-Brockway Glass Container, Inc., 8.25%, 2013	65,000	66,788

		$291,288

Defense Electronics – 0.6%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$212,000	$218,400
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	60,000	64,540
L-3 Communications Corp., 5.875%, 2015	50,000	49,938

		$332,878

Electronics – 0.4%
Avago Technologies Ltd., 11.875%, 2015	$40,000	$44,050
Flextronics International Ltd., 6.25%, 2014	33,000	32,505
Freescale Semiconductor, Inc., 8.875%, 2014	70,000	64,225
Jabil Circuit, Inc., 7.75%, 2016	50,000	52,500

		$193,280

Emerging Market Quasi-Sovereign – 2.6%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$197,000	$211,775
Export-Import Bank of Korea, 5.875%, 2015	129,000	138,431

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Gaz Capital S.A., 8.125%, 2014 (n)	$123,000	$130,380
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	100,000	120,500
Majapahit Holding B.V., 7.75%, 2020 (n)	112,000	117,320
Petrobras International Finance Co., 7.875%, 2019	208,000	239,785
Qtel International Finance Ltd., 7.875%, 2019 (n)	100,000	112,097
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	250,000	261,803

		$1,332,091

Emerging Market Sovereign – 1.5%
Republic of Argentina, FRN, 0.943%, 2012	$63,338	$57,931
Republic of Colombia, 6.125%, 2041	156,000	144,690
Republic of Croatia, 6.75%, 2019 (n)	101,000	108,785
Republic of Panama, 5.2%, 2020	118,000	118,295
Republic of Philippines, 6.375%, 2034	100,000	98,000
State of Qatar, 6.55%, 2019 (n)	101,000	112,363
State of Qatar, 5.25%, 2020 (n)	116,000	116,870
United Mexican States, 5.95%, 2019	12,000	12,690

		$769,624

Energy – Independent – 3.3%
Anadarko Finance Co., 6.75%, 2011	$180,000	$190,212
Chaparral Energy, Inc., 8.875%, 2017	70,000	61,775
Chesapeake Energy Corp., 9.5%, 2015	20,000	21,950
Chesapeake Energy Corp., 6.375%, 2015	120,000	117,600
EnCana Corp., 6.5%, 2019	100,000	111,864
Forest Oil Corp., 8.5%, 2014 (n)	20,000	20,900
Forest Oil Corp., 7.25%, 2019	50,000	49,375
Hilcorp Energy I LP, 9%, 2016 (n)	115,000	116,725
Mariner Energy, Inc., 8%, 2017	55,000	52,800
McMoRan Exploration Co., 11.875%, 2014	35,000	35,875
Newfield Exploration Co., 6.625%, 2014	60,000	60,600
OPTI Canada, Inc., 8.25%, 2014	55,000	45,306
Penn Virginia Corp., 10.375%, 2016	70,000	76,300
Petrohawk Energy Corp., 10.5%, 2014	30,000	32,775
Pioneer Natural Resource Co., 6.875%, 2018	55,000	54,418
Pioneer Natural Resource Co., 7.5%, 2020	30,000	30,014
Plains Exploration & Production Co., 7%, 2017	125,000	122,813
Questar Market Resources, Inc., 6.8%, 2020	122,000	127,161
Quicksilver Resources, Inc., 8.25%, 2015	85,000	87,125
Range Resources Corp., 8%, 2019	65,000	69,550
SandRidge Energy, Inc., 9.875%, 2016 (n)	15,000	15,788
SandRidge Energy, Inc., 8%, 2018 (n)	115,000	112,988
Southwestern Energy Co., 7.5%, 2018	55,000	58,300
Swift Energy Co., 8.875%, 2020	5,000	5,125
Talisman Energy, Inc., 7.75%, 2019	20,000	23,488

		$1,700,827

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – 1.0%
CCL Finance Ltd., 9.5%, 2014 (n)	$118,000	$126,850
Cenovus Energy, Inc., 4.5%, 2014 (n)	60,000	61,935
Hess Corp., 8.125%, 2019	60,000	72,357
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	100,000	105,000
Petro-Canada, 5%, 2014	170,000	178,249

		$544,391

Entertainment – 0.4%
AMC Entertainment, Inc., 11%, 2016	$65,000	$67,925
AMC Entertainment, Inc., 8.75%, 2019	55,000	56,100
Cinemark USA, Inc., 8.625%, 2019 (n)	75,000	78,000

		$202,025

Financial Institutions – 1.4%
General Electric Capital Corp., 6%, 2019	$50,000	$51,901
General Electric Capital Corp., FRN, 0.41%, 2012	170,000	163,949
GMAC LLC, 6.875%, 2011 (n)	130,000	128,050
GMAC LLC, 7%, 2012 (n)	35,000	34,475
GMAC LLC, 6.75%, 2014 (n)	50,000	47,500
GMAC LLC, 8%, 2031 (n)	21,000	18,900
International Lease Finance Corp., 5.625%, 2013	105,000	82,363
ORIX Corp., 5.48%, 2011	200,000	200,739

		$727,877

Food & Beverages – 1.9%
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)	$220,000	$257,575
ARAMARK Corp., 8.5%, 2015	50,000	51,500
B&G Foods, Inc., 8%, 2011	80,000	81,400
Dean Foods Co., 7%, 2016	65,000	63,700
Del Monte Foods Co., 6.75%, 2015	90,000	91,800
Kraft Foods, Inc., 6.125%, 2018	170,000	179,240
Michael Foods, Inc., 8%, 2013	110,000	112,613
Pinnacle Foods Finance LLC, 9.25%, 2015	40,000	40,600
Tyson Foods, Inc., 7.85%, 2016	120,000	123,000

		$1,001,428

Forest & Paper Products – 0.6%
Buckeye Technologies, Inc., 8.5%, 2013	$66,000	$67,403
Cascades, Inc., 7.75%, 2017 (z)	15,000	15,150
Georgia-Pacific Corp., 7.125%, 2017 (n)	60,000	60,750
Georgia-Pacific Corp., 8%, 2024	35,000	35,700
Graphic Packaging International Corp., 9.5%, 2013	40,000	41,300
Jefferson Smurfit Corp., 8.25%, 2012 (d)	25,000	22,000
Millar Western Forest Products Ltd., 7.75%, 2013	125,000	91,250

		$333,553

Gaming & Lodging – 2.0%
Boyd Gaming Corp., 6.75%, 2014	$60,000	$54,075
Firekeepers Development Authority, 13.875%, 2015 (n)	65,000	73,775

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Gaming & Lodging – continued
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		$95,000	$950
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		20,000	20,925
Harrah’s Operating Co., Inc., 10%, 2018 (n)		4,000	3,210
Harrah’s Operating Co., Inc., 10%, 2018 (n)		137,000	109,943
Host Hotels & Resorts, Inc., 7.125%, 2013		30,000	30,488
Host Hotels & Resorts, Inc., 6.75%, 2016		60,000	59,700
Host Hotels & Resorts, Inc., 9%, 2017 (n)		15,000	16,219
Marriott International, Inc., 5.625%, 2013		120,000	123,134
MGM Mirage, 6.75%, 2013		60,000	51,750
MGM Mirage, 10.375%, 2014 (n)		5,000	5,425
MGM Mirage, 7.5%, 2016		80,000	62,400
MGM Mirage, 11.125%, 2017 (n)		20,000	22,150
MGM Mirage, 11.375%, 2018 (n)		30,000	26,850
Penn National Gaming, Inc., 8.75%, 2019 (n)		50,000	51,125
Pinnacle Entertainment, Inc., 7.5%, 2015		115,000	105,800
Royal Caribbean Cruises Ltd., 7%, 2013		45,000	44,888
Royal Caribbean Cruises Ltd., 11.875%, 2015		35,000	40,469
Scientific Games Corp., 6.25%, 2012		65,000	64,025
Station Casinos, Inc., 6%, 2012 (d)		50,000	7,563
Station Casinos, Inc., 6.5%, 2014 (d)		150,000	750
Station Casinos, Inc., 6.875%, 2016 (d)		140,000	700
Wyndham Worldwide Corp., 6%, 2016		90,000	83,843

			$1,060,157

Industrial – 0.6%
Altra Holdings, Inc., 8.125%, 2016 (z)		$35,000	$35,919
Aquilex Corp., 11.125%, 2016 (z)		10,000	9,975
Baldor Electric Co., 8.625%, 2017		60,000	61,350
Great Lakes Dredge & Dock Corp., 7.75%, 2013		45,000	44,775
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)		30,000	30,375
Steelcase, Inc., 6.5%, 2011		117,000	119,645

			$302,039

Insurance – 2.7%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	248,000	$327,968
ING Groep N.V., 5.775% to 2015, FRN to 2049		$490,000	361,959
Metropolitan Life Global Funding, 2.875%, 2012 (n)		160,000	161,256
Metropolitan Life Global Funding, 5.125%, 2014 (n)		80,000	84,664
Principal Financial Group, Inc., 8.875%, 2019		130,000	149,957
Prudential Financial, Inc., 6.2%, 2015		130,000	139,863
Unum Group, 7.125%, 2016		160,000	165,775

			$1,391,442

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – Property & Casualty – 0.7%
AXIS Capital Holdings Ltd., 5.75%, 2014		$205,000	$206,351
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		65,000	68,900
USI Holdings Corp., 9.75%, 2015 (z)		75,000	68,344

			$343,595

International Market Quasi-Sovereign – 1.7%
Canada Housing Trust, 4.6%, 2011 (n)	CAD	120,000	$120,843
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$230,000	258,202
ING Bank N.V., 3.9%, 2014 (n)		190,000	195,561
LeasePlan Corp. N.V., 3%, 2012 (n)		90,000	92,153
Swedbank AB, 2.8%, 2012 (n)		100,000	102,155
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	100,658

			$869,572

International Market Sovereign – 14.2%
Federal Republic of Germany, 5.25%, 2010	EUR	212,000	$310,976
Federal Republic of Germany, 3.75%, 2015	EUR	375,000	568,035
Federal Republic of Germany, 4.25%, 2018	EUR	188,000	289,939
Federal Republic of Germany, 6.25%, 2030	EUR	139,000	254,382
Government of Canada, 4.5%, 2015	CAD	92,000	95,054
Government of Canada, 5.75%, 2033	CAD	17,000	20,018
Government of Japan, 1.5%, 2012	JPY	21,000,000	232,722
Government of Japan, 1.3%, 2014	JPY	45,000,000	501,770
Government of Japan, 1.7%, 2017	JPY	63,000,000	717,783
Government of Japan, 2.2%, 2027	JPY	20,000,000	221,900
Government of Japan, 2.4%, 2037	JPY	21,000,000	232,558
Kingdom of Belgium, 5.5%, 2017	EUR	124,000	202,584
Kingdom of Netherlands, 3.75%, 2014	EUR	164,000	247,864
Kingdom of Netherlands, 5.5%, 2028	EUR	38,000	63,348
Kingdom of Spain, 5.35%, 2011	EUR	484,000	740,742
Kingdom of Spain, 4.6%, 2019	EUR	45,000	67,718
Republic of Austria, 4.65%, 2018	EUR	85,000	131,326
Republic of France, 4.75%, 2012	EUR	138,000	213,735
Republic of France, 6%, 2025	EUR	116,000	202,884
Republic of France, 4.75%, 2035	EUR	156,000	240,690
Republic of Ireland, 4.6%, 2016	EUR	177,000	261,635
Republic of Italy, 4.75%, 2013	EUR	281,000	432,121
Republic of Italy, 5.25%, 2017	EUR	319,000	510,368
Republic of Portugal, 4.45%, 2018	EUR	57,000	84,703
United Kingdom Treasury, 8%, 2015	GBP	144,000	292,753
United Kingdom Treasury, 8%, 2021	GBP	54,000	117,712
United Kingdom Treasury, 4.25%, 2036	GBP	75,000	117,124

			$7,372,444

Local Authorities – 0.6%
Louisiana Gas & Fuels Tax Rev., FRN, 3%, 2043		$160,000	$158,618
Province of Ontario, 5.45%, 2016		145,000	157,799

			$316,417

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Machinery & Tools – 0.7%
Atlas Copco AB, 5.6%, 2017 (n)	$214,000	$215,746
Case New Holland, Inc., 7.125%, 2014	75,000	76,125
Rental Service Corp., 9.5%, 2014	70,000	70,088

		$361,959

Major Banks – 4.4%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$460,000	$317,400
Bank of America Corp., 7.375%, 2014	65,000	73,756
Bank of America Corp., 8% to 2018, FRN to 2049	70,000	67,392
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	108,000	89,037
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	92,000
Commonwealth Bank of Australia, 5%, 2019 (n)	140,000	138,996
Credit Suisse New York, 5.5%, 2014	130,000	141,076
Goldman Sachs Group, Inc., 6%, 2014	90,000	98,439
Goldman Sachs Group, Inc., 7.5%, 2019	153,000	178,368
JPMorgan Chase Capital XXVII, 7%, 2039	140,000	141,192
Merrill Lynch & Co., Inc., 6.4%, 2017	90,000	94,714
Morgan Stanley, 6.75%, 2011	150,000	158,922
Morgan Stanley, 6%, 2014	100,000	107,520
Morgan Stanley, 7.3%, 2019	100,000	112,293
Morgan Stanley, 5.625%, 2019	100,000	100,731
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	290,000	269,700
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	78,000	78,195

		$2,259,731

Medical & Health Technology & Services – 3.8%
Biomet, Inc., 10%, 2017	$60,000	$65,175
Biomet, Inc., 11.625%, 2017	85,000	93,925
Cardinal Health, Inc., 5.8%, 2016	201,000	202,175
Community Health Systems, Inc., 8.875%, 2015	125,000	129,375
Cooper Cos., Inc., 7.125%, 2015	55,000	53,488
DaVita, Inc., 6.625%, 2013	33,000	33,083
DaVita, Inc., 7.25%, 2015	119,000	119,298
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	35,000	38,500
HCA, Inc., 6.375%, 2015	60,000	56,625
HCA, Inc., 9.25%, 2016	220,000	236,225
HCA, Inc., 8.5%, 2019 (n)	40,000	43,100
HealthSouth Corp., 8.125%, 2020	45,000	44,325
Hospira, Inc., 5.55%, 2012	110,000	117,245
Hospira, Inc., 6.05%, 2017	100,000	104,662
McKesson Corp., 5.7%, 2017	90,000	94,399
Owens & Minor, Inc., 6.35%, 2016	170,000	155,495
Psychiatric Solutions, Inc., 7.75%, 2015	45,000	43,538
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	10,000	9,425
Tenet Healthcare Corp., 9.25%, 2015	35,000	37,275

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
U.S. Oncology, Inc., 10.75%, 2014	$75,000	$78,750
United Surgical Partners International, Inc., 8.875%, 2017	5,000	5,150
United Surgical Partners International, Inc., 9.25%, 2017 (p)	25,000	25,500
Universal Hospital Services, Inc., 8.5%, 2015 (p)	75,000	73,875
Universal Hospital Services, Inc., FRN, 3.859%, 2015	20,000	16,850
VWR Funding, Inc., 10.25%, 2015 (p)	80,000	78,925

		$1,956,383

Metals & Mining – 2.0%
Arch Western Finance LLC, 6.75%, 2013	$95,000	$94,288
Bumi Capital Pte Ltd., 12%, 2016 (n)	142,000	140,580
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	45,000	45,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	45,000	45,900
FMG Finance Ltd., 10.625%, 2016 (n)	75,000	82,969
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	120,000	131,400
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	55,000	54,691
Gerdau Holdings, Inc., 7%, 2020 (n)	137,000	140,768
Peabody Energy Corp., 7.375%, 2016	15,000	15,469
Peabody Energy Corp., “B”, 6.875%, 2013	100,000	101,125
Rio Tinto Finance USA Ltd., 5.875%, 2013	40,000	43,161
Vale Overseas Ltd., 6.875%, 2039	131,000	131,881

		$1,027,232

Mortgage Backed – 0.8%
Fannie Mae, 6.5%, 2032	$163,085	$176,234
Fannie Mae, 5.5%, 2034 (f)	231,662	243,487

		$419,721

Natural Gas – Distribution – 0.6%
AmeriGas Partners LP, 7.125%, 2016	$100,000	$100,000
EQT Corp., 8.125%, 2019	110,000	127,091
Inergy LP, 6.875%, 2014	85,000	83,938

		$311,029

Natural Gas – Pipeline – 2.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$50,000	$44,250
Atlas Pipeline Partners LP, 8.75%, 2018	65,000	57,525
CenterPoint Energy, Inc., 7.875%, 2013	228,000	256,813
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	80,000	82,013
El Paso Corp., 8.25%, 2016	55,000	58,713
Kinder Morgan Finance Corp., 5.35%, 2011	262,000	264,620
MarkWest Energy Partners LP, 6.875%, 2014	45,000	42,525
Spectra Energy Capital LLC, 8%, 2019	164,000	191,933
Williams Cos., Inc., FRN, 2.25%, 2010 (z)	120,000	119,930
Williams Partners LP, 7.25%, 2017	65,000	65,662

		$1,183,984

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – 3.0%
AT&T, Inc., 5.8%, 2019	$150,000	$159,894
CenturyTel, Inc., 7.6%, 2039	150,000	153,726
Cincinnati Bell, Inc., 8.375%, 2014	120,000	122,100
Deutsche Telekom International Finance B.V., 8.5%, 2010	137,000	141,579
France Telecom, 4.375%, 2014	120,000	125,395
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	115,000	121,613
Qwest Communications International, Inc., 7.25%, 2011	10,000	10,150
Qwest Communications International, Inc., 8%, 2015 (n)	20,000	20,550
Qwest Corp., 7.5%, 2014	140,000	145,425
Telecom Italia Capital, 4.875%, 2010	60,000	61,410
Telefonica S.A., 5.877%, 2019	150,000	160,775
Verizon Communications, Inc., 8.75%, 2018	140,000	174,863
Verizon New England, Inc., 6.5%, 2011	80,000	85,269
Windstream Corp., 8.625%, 2016	70,000	71,225

		$1,553,974

Oil Services – 0.5%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$30,000	$25,950
Basic Energy Services, Inc., 7.125%, 2016	20,000	16,650
Smith International, Inc., 9.75%, 2019	160,000	202,676
Trico Shipping A.S., 11.875%, 2014 (n)	15,000	15,619

		$260,895

Oils – 0.0%
Holly Corp., 9.875%, 2017 (n)	$15,000	$15,788

Other Banks & Diversified Financials – 3.9%
Banco BMG S.A., 9.95%, 2019 (n)	$152,000	$151,178
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012 (z)	112,500	107,360
Capital One Financial Corp., 8.8%, 2019	250,000	295,417
Capital One Financial Corp., 10.25%, 2039	130,000	151,125
Citigroup, Inc., 6.375%, 2014	120,000	125,629
Citigroup, Inc., 5.5%, 2014	100,000	101,253
Citigroup, Inc., 8.5%, 2019	88,000	101,618
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	157,000	172,970
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	100,000	87,278
Svenska Handelsbanken AB, 4.875%, 2014 (n)	180,000	188,613
Swedbank AB, 9% to 2010, FRN to 2049 (n)	190,000	180,500
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	270,000	211,275
UFJ Finance Aruba AEC, 6.75%, 2013	159,000	177,024

		$2,051,240

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance LLC, 5.55%, 2016	$87,000	$91,835

Issuer	Shares/Par	Value ($)

BONDS – continued
Pollution Control – 0.7%
Allied Waste North America, Inc., 7.125%, 2016	$205,000	$218,325
Republic Services, Inc., 5.25%, 2021 (n)	130,000	127,820

		$346,145

Precious Metals & Minerals – 0.4%
Teck Resources Ltd., 9.75%, 2014	$20,000	$23,075
Teck Resources Ltd., 10.25%, 2016	15,000	17,475
Teck Resources Ltd., 10.75%, 2019	45,000	53,775
Teck Resources Ltd., 6.125%, 2035	137,000	122,615

		$216,940

Printing & Publishing – 0.7%
American Media Operations, Inc., 9%, 2013 (p)(z)	$6,167	$3,847
American Media Operations, Inc., 14%, 2013 (p)(z)	65,939	40,534
Dex Media West LLC, 9.875%, 2013 (d)	68,000	21,420
Nielsen Finance LLC, 10%, 2014	95,000	99,038
Nielsen Finance LLC, 11.5%, 2016	40,000	44,700
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	134,000	122,275
Tribune Co., 5.25%, 2015 (d)	60,000	14,700

		$346,514

Railroad & Shipping – 0.2%
Kansas City Southern Railway, 8%, 2015	$25,000	$25,906
Panama Canal Railway Co., 7%, 2026 (n)	96,400	76,156

		$102,062

Real Estate – 0.7%
Kimco Realty Corp., REIT, 6.875%, 2019	$36,000	$36,607
Simon Property Group, Inc., REIT, 6.1%, 2016	230,000	234,724
WEA Finance LLC, REIT, 6.75%, 2019 (n)	110,000	118,112

		$389,443

Retailers – 2.3%
AutoZone, Inc., 6.5%, 2014	$230,000	$253,514
Couche-Tard, Inc., 7.5%, 2013	135,000	137,363
Dollar General Corp., 11.875%, 2017 (p)	28,000	32,340
Limited Brands, Inc., 5.25%, 2014	165,000	159,225
Macy’s Retail Holdings, Inc., 5.75%, 2014	50,000	50,125
Macy’s Retail Holdings, Inc., 8.875%, 2015	200,000	220,500
Neiman Marcus Group, Inc., 10.375%, 2015	25,000	24,500
Sally Beauty Holdings, Inc., 10.5%, 2016	40,000	43,000
Staples, Inc., 9.75%, 2014	140,000	170,583
Toys “R” Us, Inc., 7.625%, 2011	20,000	20,325
Toys “R” Us, Inc., 10.75%, 2017 (n)	50,000	54,750
Toys “R” Us, Inc., 8.5%, 2017 (n)	30,000	30,525

		$1,196,750

Specialty Stores – 0.1%
Payless ShoeSource, Inc., 8.25%, 2013	$76,000	$77,140

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Supermarkets – 0.6%
Delhaize Group, 5.875%, 2014	$150,000	$161,102
Safeway, Inc., 4.95%, 2010	112,000	114,950
SUPERVALU, Inc., 8%, 2016	35,000	35,525

		$311,577

Supranational – 0.6%
Central American Bank, 4.875%, 2012 (n)	$305,000	$308,877

Telecommunications – Wireless – 2.1%
American Tower Corp., 4.625%, 2015 (n)	$80,000	$80,916
Cricket Communications, Inc., 7.75%, 2016	35,000	34,913
Crown Castle International Corp., 9%, 2015	35,000	37,275
Crown Castle International Corp., 7.75%, 2017 (n)	25,000	26,625
Crown Castle International Corp., 7.125%, 2019	85,000	84,150
Nextel Communications, Inc., 6.875%, 2013	50,000	48,500
NII Holdings, Inc., 10%, 2016 (n)	50,000	52,375
Rogers Cable, Inc., 5.5%, 2014	164,000	175,730
Sprint Nextel Corp., 8.375%, 2012	120,000	124,200
Sprint Nextel Corp., 8.375%, 2017	20,000	20,400
Sprint Nextel Corp., 8.75%, 2032	30,000	28,275
Vodafone Group PLC, 5.375%, 2015	270,000	290,158
Wind Acquisition Finance S.A., 12%, 2015 (n)	106,000	113,420

		$1,116,937

Telephone Services – 0.2%
Frontier Communications Corp., 8.25%, 2014	$50,000	$52,125
Frontier Communications Corp., 8.125%, 2018	30,000	30,375

		$82,500

Tobacco – 1.2%
Alliance One International, Inc., 10%, 2016 (n)	$35,000	$36,750
Altria Group, Inc., 9.25%, 2019	210,000	255,912
Lorillard Tobacco Co., 8.125%, 2019	63,000	69,261
Reynolds American, Inc., 6.75%, 2017	240,000	248,545

		$610,468

Transportation – 0.3%
IIRSA Norte Finance Ltd., 8.75%, 2024	$135,214	$141,975

Transportation – Services – 0.8%
Commercial Barge Line Co., 12.5%, 2017 (n)	$60,000	$62,400
Erac USA Finance Co., 6.375%, 2017 (n)	180,000	181,812
Hertz Corp., 8.875%, 2014	115,000	117,588
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	50,000	51,938

		$413,738

U.S. Government Agencies and Equivalents – 1.5%
Small Business Administration, 4.34%, 2024	$248,336	$254,824
Small Business Administration, 4.77%, 2024	194,254	202,031

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.625%, 2025	$149,409	$154,763
Small Business Administration, 5.11%, 2025	139,758	147,211

		$758,829

U.S. Treasury Obligations – 0.0%
U.S. Treasury Bonds, 4.5%, 2036	$12,000	$11,820

Utilities – Electric Power – 4.1%
AES Corp., 8%, 2017	$105,000	$107,756
Allegheny Energy, Inc., 5.75%, 2019 (n)	150,000	145,699
Beaver Valley Funding Corp., 9%, 2017	339,000	370,513
Calpine Corp., 8%, 2016 (n)	55,000	56,650
Dynegy Holdings, Inc., 7.5%, 2015 (z)	35,000	32,200
Dynegy Holdings, Inc., 7.5%, 2015	70,000	65,450
Dynegy Holdings, Inc., 7.75%, 2019	15,000	13,013
Edison Mission Energy, 7%, 2017	105,000	82,950
Enel Finance International S.A., 5.125%, 2019 (n)	287,000	288,773
Exelon Generation Co. LLC, 5.2%, 2019	70,000	70,031
Exelon Generation Co. LLC, 6.25%, 2039	130,000	132,448
FirstEnergy Corp., 6.45%, 2011	9,000	9,650
Mirant North America LLC, 7.375%, 2013	110,000	108,763
NRG Energy, Inc., 7.375%, 2016	135,000	135,169
Pacific Gas & Electric Co., 4.2%, 2011	125,000	128,991
PSEG Power LLC, 7.75%, 2011	170,000	181,908
Texas Competitive Electric Holdings LLC, 10.25%, 2015	255,000	206,550

		$2,136,514

Total Bonds (Identified Cost, $49,101,081)		$49,442,281

FLOATING RATE LOANS (g)(r) – 1.5%
Automotive – 0.5%
Accuride Corp., Term Loan, 9.25%, 2013	$10,170	$10,134
Allison Transmission, Inc., Term Loan B, 3.01%, 2014	84,461	77,303
Federal-Mogul Corp., Term Loan B, 2.16%, 2014	83,191	69,673
Ford Motor Co., Term Loan, 3.28%, 2013 (o)	80,275	74,054

		$231,164

Broadcasting – 0.2%
Gray Television, Inc., Term Loan B, 3.79%, 2014	$38,047	$32,942
Young Broadcasting, Inc., Incremental Term Loan, 4.75%, 2012 (d)	32,339	23,785
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	61,672	45,360

		$102,087

Building – 0.0%
Building Materials Holding Corp., Term Loan, 3%, 2014	$11,236	$10,372

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Chemicals – 0.2%
LyondellBasell, DIP Term Loan, 9.16%, 2010 (q)	$12,923	$13,440
LyondellBasell, DIP Term Loan B-3, 5.79%, 2010	12,898	13,317
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	2,031	1,498
LyondellBasell, Dutch Tranche Term Loan, 3.73%, 2014	4,596	3,392
LyondellBasell, German Tranche Term Loan B-1, 3.98%, 2014	5,830	4,302
LyondellBasell, German Tranche Term Loan B-2, 3.98%, 2014	5,830	4,302
LyondellBasell, German Tranche Term Loan B-3, 3.98%, 2014	5,830	4,302
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	7,615	5,619
LyondellBasell, U.S. Tranche Term Loan, 3.73%, 2014	14,509	10,705
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014	25,297	18,666
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014	25,297	18,666
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014	25,297	18,666

		$116,875

Gaming & Lodging – 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$74,178	$11,127
MGM Mirage, Term Loan B, 6%, 2011 (o)	46,839	43,560

		$54,687

Printing & Publishing – 0.1%
Tribune Co., Incremental Term Loan B, 5.25%, 2014 (d)	$128,174	$65,422

Specialty Stores – 0.1%
Michaels Stores, Inc., Term Loan B1, 2.56%, 2013	$20,375	$18,344
Michaels Stores, Inc., Term Loan B2, 4.81%, 2016	26,866	25,235

		$43,579

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Utilities – Electric Power – 0.3%
Calpine Corp., DIP Term Loan, 3.13%, 2014	$38,484	$36,348
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.73%, 2014	112,980	91,006

		$127,354

Total Floating Rate Loans (Identified Cost, $799,233)		$751,540

COMMON STOCKS – 0.1%
Construction – 0.1%
Nortek, Inc. (a)	944	$33,040

Printing & Publishing – 0.0%
American Media, Inc. (a)	1,130	$3,242
Idearc, Inc. (a)	46	1,564
World Color Press, Inc. (a)	348	3,236

		$8,042

Total Common Stocks (Identified Cost, $127,620)		$41,082

PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
GMAC, Inc., 7% (Identified Cost, $29,260) (z)	38	$25,047

	Strike Price	First Exercise

WARRANTS – 0.0%
Printing & Publishing – 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	197	$827
World Color Press, Inc. (1 share for 1 warrant) (a)	16.30	8/26/09	197	577

Total Warrants (Identified Cost, $6,351)				$1,404

MONEY MARKET FUNDS (v) – 1.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	751,282	$751,282

Total Investments (Identified Cost, $50,814,827)		$51,012,636

OTHER ASSETS, LESS LIABILITIES – 1.6%		852,461

Net Assets – 100.0%		$51,865,097

MFS Strategic Income Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,488,140, representing 20.22% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045	9/21/04	$174,193	$7,500
Altra Holdings, Inc., 8.125%, 2016	11/16/09-11/17/09	34,963	35,919
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/09	4,202	3,847
American Media Operations, Inc., 14%, 2013	1/29/09-10/15/09	39,092	40,534
Anthracite Ltd., CDO, 6%, 2037	5/14/02	175,249	14,000
Aquilex Corp., 11.125%, 2016	12/16/09	9,596	9,975
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040	3/01/06	202,271	86,006
Bosphorus Financial Services Ltd., FRN, 2.072%, 2012	3/08/05	112,500	107,360
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	111,184	112,090
Cascades, Inc., 7.75%, 2017	11/18/09	14,782	15,150
Cemex Finance Europe BV, 9.625%, 2017	12/09/09	73,650	74,258
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	109,778	113,333
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	261,463	268,965
DuPont Fabros Technology, Inc., 8.5%, 2017	12/11/09	25,000	25,406
Dynegy Holdings, Inc., 7.5%, 2015	12/02/09	30,667	32,200
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	231,238	85,000
Falcon Franchise Loan LLC, FRN, 3.038%, 2023	1/18/02	24,013	19,568
Falcon Franchise Loan LLC, FRN, 3.669%, 2025	1/29/03	60,840	39,555
GMAC LLC, FRN, 6.02%, 2033	11/17/00	341,227	320,783
GMAC, Inc., 7% (Preferred Stock)	12/26/08	29,260	25,047
LBI Media, Inc., 8.5%, 2017	7/18/07	54,248	45,650
Local TV Finance LLC, 10%, 2015	11/09/07-11/30/09	128,464	56,117
Morgan Stanley Capital I, Inc., FRN, 1.276%, 2039	7/20/04	64,168	37,103
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	49,686	51,938
Norcraft Cos., LP, 10.5%, 2015	12/02/09	19,677	20,500
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013	12/06/04	429,256	363,639
Salomon Brothers Mortgage Securities, Inc., FRN, 6.843%, 2032	1/07/05	221,721	218,874
TriMas Corp., 9.75%, 2017	12/17/09	4,900	4,906

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Current Market Value
Triumph Group, Inc., 8%, 2017	11/10/09	$9,857	$10,088
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	75,645	68,344
Williams Cos., Inc., FRN, 2.25%, 2010	8/06/09	119,507	119,930
Total Restricted Securities			$2,433,585
% of Net Assets			4.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

DIP	Debtor-in-Possession

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

SEK	Swedish Krona

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	376,000	1/5/10-2/2/10	$215,074	$215,319	$245
BUY	BRL	HSBC Bank	91,000	2/2/10	51,914	51,955	41
SELL	EUR	HSBC Bank	50,000	1/13/10	73,615	71,677	1,938
SELL	EUR	UBS AG	2,091,611	3/15/10	3,055,843	2,998,104	57,739
SELL	JPY	JPMorgan Chase Bank	39,606,080	1/13/10	440,844	425,272	15,572
BUY	KRW	Merrill Lynch International Bank	92,150,000	1/12/10	79,058	79,118	60

							$75,595

Liability Derivatives
BUY	BRL	HSBC Bank	91,000	1/5/10	$52,329	$52,269	$(60)
SELL	BRL	Deutsche Bank AG	188,000	1/5/10	107,860	107,984	(124)
SELL	BRL	HSBC Bank	91,000	1/5/10	52,224	52,269	(45)
SELL	CAD	UBS AG	260,734	3/10/10	247,038	249,301	(2,263)
BUY	CNY	Deutsche Bank AG	590,000	5/17/10	87,772	86,559	(1,213)
BUY	CNY	HSBC Bank	1,176,000	5/17/10	174,922	172,532	(2,390)
BUY	EUR	UBS AG	35,733	1/13/10	53,887	51,225	(2,662)
SELL	GBP	Barclays Bank PLC	167,283	1/13/10	265,699	270,183	(4,484)
SELL	GBP	Deutsche Bank AG	167,283	1/13/10	265,712	270,183	(4,471)
BUY	KRW	JPMorgan Chase Bank	91,599,000	2/11/10	78,673	78,573	(100)
BUY	SEK	HSBC Bank	63,821	1/28/10	9,390	8,920	(470)

							$(18,282)

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Short)	USD	1	$216,266	Mar-10	$1,012

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	3	$346,359	Mar-10	$(8,659)
U.S. Treasury Note 5 yr (Long)	USD	18	2,058,891	Mar-10	(40,282)

					$(48,941)

Swap Agreements at 12/31/09

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/10	USD	270,000		Merrill Lynch International	(1)	0.68% (fixed rate)	$2,608
9/20/14	USD	250,000	(a)	Goldman Sachs International	1.00% (fixed rate)	(2)	3,726

							$6,334

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill Inc., 7.375%, 10/01/25, an A2 rated bond. The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $541.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $50,063,545)	$50,261,354
Underlying funds, at cost and value	751,282
Total investments, at value (identified cost, $50,814,827)	$51,012,636
Cash	$9,294
Receivables for
Forward foreign currency exchange contracts	75,595
Investments sold	84,347
Fund shares sold	2,662
Interest	846,938
Swaps, at value (net unamortized premiums received, $541)	6,334
Receivable from investment adviser	1,330
Other assets	2,439
Total assets		$52,041,575
Liabilities
Payables for
Forward foreign currency exchange contracts	$18,282
Daily variation margin on open futures contracts	6,188
Investments purchased	102,573
Fund shares reacquired	7,125
Payable to affiliates
Investment adviser	1,994
Distribution and/or service fees	160
Administrative services fee	113
Payable for Trustees’ compensation	57
Accrued expenses and other liabilities	39,986
Total liabilities		$176,478
Net assets		$51,865,097
Net assets consist of
Paid-in capital	$54,302,575
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	214,332
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,770,390)
Undistributed net investment income	2,118,580
Net assets		$51,865,097
Shares of beneficial interest outstanding		5,490,279

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$40,221,336	4,251,960	$9.46
Service Class	11,643,761	1,238,319	9.40

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$3,337,307
Dividends	2,388
Dividends from underlying funds	1,056
Foreign taxes withheld	(1,537)
Total investment income		$3,339,214
Expenses
Management fee	$350,488
Distribution and/or service fees	28,747
Administrative services fee	19,454
Trustees’ compensation	6,802
Custodian fee	30,719
Shareholder communications	6,600
Auditing fees	44,715
Legal fees	8,717
Miscellaneous	13,909
Total expenses		$510,151
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(59,950)
Net expenses		$450,198
Net investment income		$2,889,016
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,394,703)
Futures contracts	131,958
Swap transactions	111,918
Foreign currency transactions	(286,908)
Net realized gain (loss) on investments and foreign currency transactions		$(1,437,735)
Change in unrealized appreciation (depreciation)
Investments	$10,102,897
Futures contracts	(63,154)
Swap transactions	(159,925)
Translation of assets and liabilities in foreign currencies	(59,622)
Net unrealized gain (loss) on investments and foreign currency translation		$9,820,196
Net realized and unrealized gain (loss) on investments and foreign currency		$8,382,461
Change in net assets from operations		$11,271,477

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$2,889,016	$3,406,631
Net realized gain (loss) on investments and foreign currency transactions	(1,437,735)	(1,183,673)
Net unrealized gain (loss) on investments and foreign currency translation	9,820,196	(9,451,615)
Change in net assets from operations	$11,271,477	$(7,228,657)
Distributions declared to shareholders
From net investment income	$(4,831,795)	$(4,650,368)
Change in net assets from fund share transactions	$3,074,206	$(14,583,449)
Total change in net assets	$9,513,888	$(26,462,474)
Net assets
At beginning of period	42,351,209	68,813,683
At end of period (including undistributed net investment income of $2,118,580 and $3,932,347, respectively)	$51,865,097	$42,351,209

See Notes to Financial Statements

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.36	$10.40	$10.61	$10.71	$11.42
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.58	$0.60	$0.57	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(1.82)	(0.23)	0.11	(0.39)
Total from investment operations	$2.09	$(1.24)	$0.37	$0.68	$0.19
Less distributions declared to shareholders
From net investment income	$(0.99)	$(0.80)	$(0.58)	$(0.66)	$(0.80)
From net realized gain on investments	—	—	—	(0.12)	(0.10)
Total distributions declared to shareholders	$(0.99)	$(0.80)	$(0.58)	$(0.78)	$(0.90)
Net asset value, end of period	$9.46	$8.36	$10.40	$10.61	$10.71
Total return (%) (k)(r)(s)	27.52	(12.94)	3.49	6.71	1.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.02	0.95	0.97	0.97
Expenses after expense reductions (f)	0.90	0.90	0.90	0.95	N/A
Net investment income	6.23	6.07	5.70	5.44	5.33
Portfolio turnover	63	38	49	64	66
Net assets at end of period (000 omitted)	$40,221	$31,159	$49,582	$54,423	$59,707

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.30	$10.33	$10.54	$10.64	$11.35
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.55	$0.57	$0.54	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(1.80)	(0.23)	0.11	(0.39)
Total from investment operations	$2.06	$(1.25)	$0.34	$0.65	$0.16
Less distributions declared to shareholders
From net investment income	$(0.96)	$(0.78)	$(0.55)	$(0.63)	$(0.77)
From net realized gain on investments	—	—	—	(0.12)	(0.10)
Total distributions declared to shareholders	$(0.96)	$(0.78)	$(0.55)	$(0.75)	$(0.87)
Net asset value, end of period	$9.40	$8.30	$10.33	$10.54	$10.64
Total return (%) (k)(r)(s)	27.24	(13.21)	3.24	6.45	1.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.26	1.20	1.22	1.22
Expenses after expense reductions (f)	1.15	1.15	1.15	1.19	N/A
Net investment income	6.02	5.82	5.45	5.19	5.08
Portfolio turnover	63	38	49	64	66
Net assets at end of period (000 omitted)	$11,644	$11,192	$19,232	$21,949	$22,643

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$39,244	$25,047	$3,242	$67,533
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	770,649	—	770,649
Non-U.S. Sovereign Debt	—	10,652,608	—	10,652,608
Corporate Bonds	—	26,634,234	—	26,634,234
Residential Mortgage-Backed Securities	—	419,955	—	419,955
Commercial Mortgage-Backed Securities	—	1,836,472	—	1,836,472
Asset-Backed Securities (including CDOs)	—	382,578	—	382,578
Foreign Bonds	—	8,663,772	—	8,663,772
Floating Rate Loans	—	751,540	—	751,540
Other Fixed Income Securities	—	82,013	—	82,013
Mutual Funds	751,282	—	—	751,282
Total Investments	$790,526	$50,218,868	$3,242	$51,012,636

Other Financial Instruments
Futures	$(47,929)	$—	$—	$(47,929)
Swaps	—	6,334	—	6,334
Forward Currency Contracts	—	57,313	—	57,313

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	824
Net purchases (sales)	2,418
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$3,242

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$1,012(a	)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$(48,941	)(a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	75,595		Payable for forward foreign currency exchange contracts	(18,282)
Credit Contracts	Credit Default Swaps	Swaps, at value	6,334		Swaps, at value	—
Total Derivatives Not Accounted For as Hedging Instruments Under ASC 815			$82,941			$(67,223)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$—	$131,958	$—	$—	$131,958
Foreign Exchange Contracts	(1,581)	—	(278,184)	—	(279,765)
Credit Contracts	—	—	—	111,918	111,918
Total	$(1,581)	$131,958	$(278,184)	$111,918	$(35,889)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$(63,154)	$—	$—	$(63,154)
Foreign Exchange Contracts	—	(67,778)	—	(67,778)
Credit Contracts	—	—	(159,925)	(159,925)
Total	$(63,154)	$(67,778)	$(159,925)	$(290,857)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of December 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At December 31, 2009, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2009, the portfolio had unfunded loan commitments of $4,306, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, straddle loss deferrals, and derivative transactions.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$4,831,795	$4,650,368

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$51,149,304
Gross appreciation	2,753,427
Gross depreciation	(2,890,095)
Net unrealized appreciation (depreciation)	$(136,668)
Undistributed ordinary income	2,806,711
Capital loss carryforwards	(4,420,342)
Other temporary differences	(687,179)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(500,150)
12/31/15	(121,618)
12/31/16	(2,156,556)
12/31/17	(1,642,018)
$(4,420,342)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$3,605,134	$3,387,697
Service Class	1,226,661	1,262,671
Total	$4,831,795	$4,650,368

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets. This written agreement will continue until modified or rescinded by the fund’s shareholders, but such agreement will continue at least until April 30, 2010. This management fee reduction amounted to $23,366, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2011. For the year ended December 31, 2009, this reduction amounted to $36,584 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0416% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $846 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$768,352
Investments (non-U.S. Government securities)	$29,294,533	$28,163,239

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	615,780	$5,390,270	213,383	$2,018,276
Service Class	159,835	1,350,527	77,715	714,237
	775,615	$6,740,797	291,098	$2,732,513
Shares issued to shareholders in reinvestment of distributions
Initial Class	463,981	$3,605,134	349,608	$3,387,697
Service Class	158,483	1,226,661	130,982	1,262,671
	622,464	$4,831,795	480,590	$4,650,368
Shares reacquired
Initial Class	(556,450)	$(4,823,570)	(1,603,861)	$(15,258,299)
Service Class	(428,155)	(3,674,816)	(722,969)	(6,708,031)
	(984,605)	$(8,498,386)	(2,326,830)	$(21,966,330)
Net change
Initial Class	523,311	$4,171,834	(1,040,870)	$(9,852,326)
Service Class	(109,837)	(1,097,628)	(514,272)	(4,731,123)
	413,474	$3,074,206	(1,555,142)	$(14,583,449)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $702 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	13,894,398	(13,143,116)	751,282

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,056	$751,282

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees noted that MFS agreed to reduce its advisory fee on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

MFS Strategic Income Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	66.5%
U.S. Treasury Securities	11.5%
Emerging Markets Bonds	6.9%
Mortgage-Backed Securities	3.5%
U.S. Government Agencies	2.2%
Commercial Mortgage-Backed Securities	1.8%
High Grade Corporates	0.9%

Credit quality of bonds (a)(r)
AAA	47.9%
AA	45.8%
A	1.7%
BBB	4.0%
BB	0.6%

Portfolio facts
Average Duration (d)(i)	6.2
Average Effective Maturity (i)(m)	8.1 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA+

Country weightings (i)
Japan	21.3%
United States	20.2%
Italy	13.9%
France	8.8%
Spain	5.7%
United Kingdom	5.5%
Germany	4.6%
Netherlands	3.8%
Ireland	3.2%
Other Countries	13.0%

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Global Governments Portfolio (the “fund”) provided a total return of 4.06%, while Service Class shares of the fund provided a total return of 3.77%. These compare with a return of 1.90% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Relative to the JPMorgan Global Government Bond Index (Unhedged), the fund’s increased exposure to Treasury Inflation Protected Securities (TIPS), high-quality commercial mortgage-backed securities, and U.S. dollar denominated emerging markets debt securities were the key contributors to outperformance as bonds in all of these sectors performed exceptionally well over the reporting period. A greater exposure to Euroland versus U.S. bonds and European sovereign debt of Greece, Portugal, and Ireland also aided relative results.

The fund’s long U.S. dollar currency position in the first quarter of the year, and short U.S. dollar position for much of the rest of the year, was another positive factor for relative performance. Our exposure to Japanese yen, Norwegian krone, and Australian dollar also boosted relative returns.

The fund’s return from yield, which was greater than that of the benchmark, contributed to relative performance. Yield curve (y) positioning, particularly our lesser exposure to the long end of the curve, also helped.

Detractors from Performance

During the reporting period, the fund’s long positions in U.K., Canadian, Australian, and Swedish bonds detracted from relative performance.

The fund’s Euro and Swiss franc exposure also held back relative performance.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

3

MFS Global Governments Portfolio

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/16/88	4.06%	4.00%	6.34%	N/A
Service Class	8/24/01	3.77%	3.73%	N/A	7.12%

Comparative benchmark
	JPMorgan Global Government Bond Index (Unhedged) (f)	1.90%	4.60%	6.70%	N/A
(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	1.00%	$1,000.00	$1,052.63	$5.17
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,051.15	$6.46
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 92.0%
Foreign Bonds – 72.7%
Belgium – 2.0%
Kingdom of Belgium, 5.5%, 2017	EUR	444,000	$725,383

Brazil – 1.2%
Banco do Brasil S.A., 8.5%, 2049 (n)		$100,000	$106,500
Petrobras International Finance Co., 7.875%, 2019		99,000	114,128
Petrobras International Finance Co., 6.875%, 2040		100,000	102,760
Republic of Brazil, 5.625%, 2041		100,000	94,250

			$417,638

Canada – 2.0%
Bayview Commercial Asset Trust, FRN, 0.895%, 2023 (z)	CAD	150,000	$104,906
Canada Housing Trust, 4.6%, 2011 (n)	CAD	280,000	281,968
Government of Canada, 4.5%, 2015	CAD	179,000	184,942
Government of Canada, 4.25%, 2018	CAD	91,000	91,809
Government of Canada, 5.75%, 2033	CAD	47,000	55,343

			$718,968

Chile – 0.3%
Empresa Nacional del Petroleo, 6.25%, 2019 (n)		$100,000	$103,971

Croatia – 0.3%
Republic of Croatia, 6.75%, 2019 (n)		$100,000	$107,708

Finland – 1.4%
Republic of Finland, 3.875%, 2017	EUR	338,000	$503,359

France – 2.7%
Republic of France, 6%, 2025	EUR	353,000	$617,398
Republic of France, 4.75%, 2035	EUR	225,000	347,150

			$964,548

Germany – 4.4%
Federal Republic of Germany, 5%, 2011	EUR	140,000	$212,277
Federal Republic of Germany, 3.75%, 2013	EUR	243,000	368,846
Federal Republic of Germany, 6.25%, 2030	EUR	535,000	979,095

			$1,560,218

Indonesia – 0.3%
Majapahit Holding B.V., 7.75%, 2020 (n)		$100,000	$104,750

Ireland – 3.1%
Republic of Ireland, 4.6%, 2016	EUR	741,000	$1,095,318

Italy – 13.7%
Republic of Italy, 4.75%, 2013	EUR	1,883,000	$2,895,673
Republic of Italy, 5.25%, 2017	EUR	1,232,000	1,971,076

			$4,866,749

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Japan – 21.2%
Government of Japan, 1.3%, 2014	JPY	53,000,000	$590,974
Government of Japan, 1.7%, 2017	JPY	369,450,000	4,209,286
Government of Japan, 2.1%, 2024	JPY	119,000,000	1,331,179
Government of Japan, 2.2%, 2027	JPY	92,000,000	1,020,742
Government of Japan, 2.4%, 2037	JPY	37,000,000	409,746

			$7,561,927

Kazakhstan – 0.7%
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)		$200,000	$241,000

Mexico – 0.3%
Pemex Project Funding Master Trust, 5.75%, 2018		$95,000	$96,057

Netherlands – 3.7%
Kingdom of Netherlands, 3.75%, 2014	EUR	658,000	$994,477
Kingdom of Netherlands, 5.5%, 2028	EUR	196,000	326,741

			$1,321,218

Panama – 0.3%
Republic of Panama, 5.2%, 2020		$100,000	$100,250

Peru – 0.6%
Republic of Peru, 7.125%, 2019		$84,000	$96,600
Republic of Peru, 7.35%, 2025		100,000	114,500

			$211,100

Poland – 0.3%
Republic of Poland, 6.375%, 2019		$109,000	$118,557

Qatar – 1.4%
Qtel International Finance Ltd., 7.875%, 2019 (n)		$100,000	$112,097
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)		250,000	270,481
State of Qatar, 6.55%, 2019 (n)		100,000	111,250

			$493,828

Russia – 0.6%
Eurasian Development Bank, 7.375%, 2014 (n)		$100,000	$103,875
Gaz Capital S.A., 8.125%, 2014 (n)		102,000	108,120

			$211,995

South Korea – 0.3%
Korea National Oil Corp., 5.375%, 2014		$100,000	$105,714

Spain – 5.6%
Kingdom of Spain, 5%, 2012	EUR	918,000	$1,414,567
Kingdom of Spain, 4.6%, 2019	EUR	386,000	580,872

			$1,995,439

Sweden – 0.5%
Kingdom of Sweden, 4.5%, 2015	SEK	1,170,000	$178,007

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Trinidad & Tobago – 0.3%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022		$110,000	$102,300

United Kingdom – 5.5%
United Kingdom Treasury, 8%, 2015	GBP	443,000	$900,621
United Kingdom Treasury, 8%, 2021	GBP	261,000	568,939
United Kingdom Treasury, 4.25%, 2036	GBP	313,000	488,799

			$1,958,359

Total Foreign Bonds			$25,864,361

U.S. Bonds – 19.3%
Asset Backed & Securitized – 1.4%
Commercial Mortgage Asset Trust, FRN, 0.85%, 2032 (i)(z)		$5,529,416	$150,666
Commercial Mortgage Pass-Through Certificates, FRN, 0.423%, 2017 (n)		331,000	309,383
First Union National Bank Commercial Mortgage Trust, FRN, 0.896%, 2043 (i)(n)		7,701,072	58,057

			$518,106

Local Authorities – 0.9%
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039		$100,000	$111,425
University of California Rev. (Build America Bonds), 5.77%, 2043		70,000	67,908
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039		130,000	130,846

			$310,179

Mortgage Backed – 3.5%
Fannie Mae, 4.77%, 2012		$177,168	$186,244
Fannie Mae, 5.37%, 2013		95,063	101,519
Fannie Mae, 4.78%, 2015		70,084	73,292
Fannie Mae, 4.856%, 2015		44,911	46,808
Fannie Mae, 5.5%, 2015		40,000	43,328
Fannie Mae, 5.09%, 2016		59,000	62,186
Fannie Mae, 5.424%, 2016		69,921	75,251
Fannie Mae, 5.05%, 2017		54,000	56,793
Fannie Mae, 5.161%, 2018		118,970	126,467
Fannie Mae, 5.1%, 2019		53,592	55,903
Fannie Mae, 5.18%, 2019		53,599	56,191
Fannie Mae, 6.16%, 2019		48,766	53,421
Freddie Mac, 5.085%, 2019		33,000	34,143
Freddie Mac, 5%, 2025 - 2028		267,490	275,829

			$1,247,375

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Government Agencies and Equivalents – 2.2%
Aid-Egypt, 4.45%, 2015	$252,000	$264,378
Small Business Administration, 5.09%, 2025	41,201	43,350
Small Business Administration, 5.21%, 2026	452,475	474,182

		$781,910

U.S. Treasury Obligations – 11.3%
U.S. Treasury Bonds, 4.75%, 2017	$842,000	$913,637
U.S. Treasury Bonds, 8%, 2021	135,000	183,832
U.S. Treasury Bonds, 6.875%, 2025	222,000	281,767
U.S. Treasury Notes, 4.75%, 2012	1,130,000	1,212,719
U.S. Treasury Notes, 4.125%, 2015	239,000	254,834
U.S. Treasury Notes, TIPS, 2%, 2016	1,115,320	1,177,796

		$4,024,585

Total U.S. Bonds		$6,882,155

Total Bonds (Identified Cost, $31,734,002)		$32,746,516

SHORT-TERM OBLIGATIONS (y) – 6.0%
BNP Paribas Finance, Inc., 0.05%, due 1/04/10	$1,073,000	$1,072,996
Societe Generale North America, Inc., 0.02%, due 1/04/10	1,073,000	1,072,998

Total Short-Term Obligations, at Amortized Cost and Value		$2,145,994

REPURCHASE AGREEMENTS – 1.0%
Goldman Sachs, 0.01%, dated 12/31/09, due 1/04/10, total to be received $376,000.42 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $383,521 in a jointly traded account), at Cost	$376,000	$376,000

Total Investments (Identified Cost, $34,255,996)		$35,268,510

OTHER ASSETS, LESS LIABILITIES – 1.0%		338,527

Net Assets – 100.0%		$35,607,037

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,019,160, representing 5.7% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Commercial Asset Trust, FRN, 0.895%, 2023	5/25/06	$135,624	$104,906
Commercial Mortgage Asset Trust, FRN, 0.85%, 2032	8/25/03	167,479	150,666
Total Restricted Securities			$255,572
% of Net Assets			0.7%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

PHP	Philippine Peso

SEK	Swedish Krona

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Credit Suisse Group	82,000	1/13/10	$74,262	$73,597	$665
BUY	BRL	HSBC Bank	50,000	1/05/10	28,716	28,719	3
BUY	CAD	Credit Suisse Group	95,672	1/13/10-3/10/10	90,481	91,478	997
SELL	DKK	UBS AG	119,000	1/29/10	23,742	22,918	824
SELL	EUR	Barclays Bank PLC	233,000	1/13/10-3/15/10	340,365	333,986	6,379
SELL	EUR	Credit Suisse Group	49,000	1/13/10	72,915	70,243	2,672
SELL	EUR	UBS AG	1,710,702	3/15/10	2,499,335	2,452,111	47,224
SELL	EUR	Goldman Sachs International	23,000	1/13/10	34,432	32,971	1,461
BUY	GBP	Deutsche Bank	17,151	1/13/10	27,243	27,701	458
BUY	GBP	Barclays Bank PLC	21,151	1/13/10-3/15/10	33,638	34,159	521
BUY	GBP	UBS AG	35,770	3/15/10	57,597	57,750	153
SELL	GBP	Barclays Bank PLC	55,000	1/13/10	91,477	88,832	2,645
SELL	GBP	Goldman Sachs International	9,000	1/13/10	14,655	14,536	119
SELL	JPY	Barclays Bank PLC	49,521,000	1/13/10	566,137	531,734	34,403
SELL	JPY	Citibank N.A.	5,961,000	1/13/10	65,894	64,007	1,887

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives (continued)
SELL	JPY	JPMorgan Chase Bank	10,072,196	1/13/10	$110,641	$108,151	$2,490
SELL	JPY	Merrill Lynch International Bank	3,144,016	1/13/10	34,675	33,759	916
SELL	JPY	UBS AG	4,877,000	1/13/10	53,248	52,367	881
SELL	MXN	Barclays Bank PLC	941,000	1/19/10	72,919	71,815	1,104
SELL	NOK	Barclays Bank PLC	969,000	1/25/10	168,305	167,219	1,086
SELL	NOK	UBS AG	608,000	1/13/10	107,319	104,976	2,343
BUY	PHP	JPMorgan Chase Bank	2,615,000	1/07/10	56,431	56,552	121
SELL	SEK	Goldman Sachs International	260,000	1/28/10	36,576	36,344	232

							$109,584

Liability Derivatives
BUY	AUD	Citibank N.A.	49,000	2/25/10	$44,932	$43,786	$(1,146)
BUY	AUD	UBS AG	255,866	2/25/10	234,693	228,638	(6,055)
BUY	BRL	HSBC Bank	51,000	1/05/10	29,318	29,294	(24)
BUY	BRL	Barclays Bank PLC	51,000	1/05/10	29,421	29,294	(127)
SELL	BRL	Barclays Bank PLC	51,000	1/05/10	29,291	29,294	(3)
SELL	BRL	HSBC Bank	101,000	1/05/10	57,468	58,013	(545)
BUY	CAD	Barclays Bank PLC	78,000	1/13/10	75,825	74,581	(1,244)
SELL	CAD	Barclays Bank PLC	103,000	1/13/10	97,167	98,485	(1,318)
SELL	CAD	UBS AG	95,783	3/10/10	90,752	91,583	(831)
BUY	DKK	UBS AG	1,330,922	1/29/10	264,337	256,321	(8,016)
BUY	EUR	Citibank N.A.	53,000	1/13/10	78,947	75,978	(2,969)
BUY	EUR	Barclays Bank PLC	145,000	1/13/10	217,844	207,863	(9,981)
BUY	EUR	JPMorgan Chase Bank	347,692	1/13/10	511,102	498,430	(12,672)
BUY	EUR	UBS AG	74,785	1/13/10	107,347	107,208	(139)
BUY	GBP	Barclays Bank PLC	139,458	1/13/10	232,412	225,242	(7,170)
BUY	GBP	Citibank N.A.	28,000	1/13/10	46,996	45,224	(1,772)
BUY	JPY	HSBC Bank	17,342,000	1/13/10	193,273	186,211	(7,062)
BUY	JPY	Goldman Sachs International	3,104,000	1/13/10	34,968	33,329	(1,639)
BUY	JPY	Barclays Bank PLC	25,439,000	1/13/10	287,243	273,152	(14,091)
BUY	JPY	JPMorgan Chase Bank	320,899,753	1/13/10	3,571,844	3,445,677	(126,167)
BUY	KRW	JPMorgan Chase Bank	84,683,000	2/11/10	72,733	72,640	(93)
BUY	MXN	Citibank N.A.	942,000	1/19/10	74,335	71,891	(2,444)
BUY	NOK	Citibank N.A.	1,578,797	1/25/10	282,159	272,451	(9,708)
BUY	SEK	Citibank N.A.	344,000	1/28/10	50,621	48,087	(2,534)
BUY	SEK	HSBC Bank	6,606	1/28/10	972	923	(49)

							$(217,799)

At December 31, 2009, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments, at value (identified cost, $34,255,996)	$35,268,510
Cash	604
Foreign currency, at value (identified cost, $118)	119
Receivables for
Forward foreign currency exchange contracts	109,584
Investments sold	107,345
Fund shares sold	50,007
Interest	481,054
Receivable from investment adviser	6,707
Other assets	1,813
Total assets		$36,025,743
Liabilities
Payables for
Forward foreign currency exchange contracts	$217,799
Fund shares reacquired	146,162
Payable to affiliates
Investment adviser	1,471
Distribution and/or service fees	48
Administrative services fee	84
Payable for Trustees’ compensation	40
Accrued expenses and other liabilities	53,102
Total liabilities		$418,706
Net assets		$35,607,037
Net assets consist of
Paid-in capital	$35,076,155
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	899,859
Accumulated net realized gain (loss) on investments and foreign currency transactions	(56,973)
Accumulated distributions in excess of net investment income	(312,004)
Net assets		$35,607,037
Shares of beneficial interest outstanding		3,363,828

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$32,034,185	3,022,904	$10.60
Service Class	3,572,852	340,924	10.48

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$1,150,724
Dividends from underlying funds	686
Total investment income		$1,151,410
Expenses
Management fee	$280,692
Distribution and/or service fees	10,649
Administrative services fee	15,978
Trustees’ compensation	6,840
Custodian fee	38,768
Shareholder communications	11,133
Auditing fees	57,892
Legal fees	6,968
Miscellaneous	15,453
Total expenses		$444,373
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(58,879)
Net expenses		$385,492
Net investment income		$765,918
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$110,013
Futures contracts	11,890
Foreign currency transactions	(430,634)
Net realized gain (loss) on investments and foreign currency transactions		$(308,731)
Change in unrealized appreciation (depreciation)
Investments	$1,008,756
Futures contracts	(26,075)
Translation of assets and liabilities in foreign currencies	(256,111)
Net unrealized gain (loss) on investments and foreign currency translation		$726,570
Net realized and unrealized gain (loss) on investments and foreign currency		$417,839
Change in net assets from operations		$1,183,757

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$765,918	$1,006,429
Net realized gain (loss) on investments and foreign currency transactions	(308,731)	3,558,151
Net unrealized gain (loss) on investments and foreign currency translation	726,570	(540,991)
Change in net assets from operations	$1,183,757	$4,023,589
Distributions declared to shareholders
From net investment income	$(4,466,015)	$(3,548,686)
Change in net assets from fund share transactions	$(4,294,763)	$2,087,593
Total change in net assets	$(7,577,021)	$2,562,496
Net assets
At beginning of period	43,184,058	40,621,562
At end of period (including accumulated distributions in excess of net investment income of $312,004 and undistributed net investment income of $4,099,593, respectively)	$35,607,037	$43,184,058

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.59	$11.43	$10.70	$10.29	$12.40
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.26	$0.36	$0.34	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.13	0.84	0.58	0.17	(1.10)
Total from investment operations	$0.35	$1.10	$0.94	$0.51	$(0.81)
Less distributions declared to shareholders
From net investment income	$(1.34)	$(0.94)	$(0.21)	$—	$(1.23)
From net realized gain on investments	—	—	—	(0.10)	(0.07)
Total distributions declared to shareholders	$(1.34)	$(0.94)	$(0.21)	$(0.10)	$(1.30)
Net asset value, end of period	$10.60	$11.59	$11.43	$10.70	$10.29
Total return (%) (k)(r)(s)	4.06	10.12	8.99	4.97	(7.20)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.09	1.08	1.13	1.03
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00	1.00
Net investment income	2.08	2.31	3.33	3.21	2.64
Portfolio turnover	84	113	134	122	137
Net assets at end of period (000 omitted)	$32,034	$36,813	$36,559	$39,637	$48,203

See Notes to Financial Statements

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Financial Statements – continued

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.47	$11.32	$10.60	$10.22	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.23	$0.33	$0.31	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.12	0.84	0.58	0.17	(1.11)
Total from investment operations	$0.31	$1.07	$0.91	$0.48	$(0.84)
Less distributions declared to shareholders
From net investment income	$(1.30)	$(0.92)	$(0.19)	$—	$(1.20)
From net realized gain on investments	—	—	—	(0.10)	(0.07)
Total distributions declared to shareholders	$(1.30)	$(0.92)	$(0.19)	$(0.10)	$(1.27)
Net asset value, end of period	$10.48	$11.47	$11.32	$10.60	$10.22
Total return (%) (k)(r)(s)	3.77	9.93	8.67	4.70	(7.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.35	1.33	1.38	1.28
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income	1.78	2.03	3.08	2.96	2.39
Portfolio turnover	84	113	134	122	137
Net assets at end of period (000 omitted)	$3,573	$6,371	$4,063	$3,793	$4,238

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

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MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010, which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may

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Notes to Financial Statements – continued

differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$4,806,495	$—	$4,806,495
Non-U.S. Sovereign Debt	—	25,759,455	—	25,759,455
Corporate Bonds	—	310,179	—	310,179
Residential Mortgage-Backed Securities	—	1,247,375	—	1,247,375
Commercial Mortgage-Backed Securities	—	623,012	—	623,012
Short Term Securities	—	2,521,994	—	2,521,994
Total Investments	$—	$35,268,510	$—	$35,268,510

Other Financial Instruments
Forward Currency Contracts	$—	$(108,215)	$—	$(108,215)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for

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Notes to Financial Statements – continued

derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts Not Accounted For as Hedging Instruments Under ASC 815	Receivable for forward foreign currency exchange contracts	$109,584	Payable for forward foreign currency exchange contracts	$(217,799)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Total
Interest Rate Contracts	$(3,533)	$11,890	$—	$8,357
Foreign Exchange Contracts	(1,138)	—	(419,320)	(420,458)
Total	$(4,671)	$11,890	$(419,320)	$(412,101)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Total
Interest Rate Contracts	$(26,075)	$—	$(26,075)
Foreign Exchange Contracts	—	(260,980)	(260,980)
Total	$(26,075)	$(260,980)	$(287,055)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if

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MFS Global Governments Portfolio

Notes to Financial Statements – continued

any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

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Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$4,466,015	$3,548,686

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$34,542,645
Gross appreciation	1,401,749
Gross depreciation	(675,884)
Net unrealized appreciation (depreciation)	$ 725,865
Undistributed ordinary income	52,205
Undistributed long-term capital gain	219,032
Post-October capital loss deferral	(14,335)
Other temporary differences	(451,885)

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Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$3,886,577	$3,124,520
Service Class	579,438	424,166
Total	$4,466,015	$3,548,686

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expense is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment advisor has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2009, this reduction amounted to $58,879 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0427% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

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Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $686 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$6,210,713	$7,325,166
Investments (non-U.S. Government securities)	$21,852,478	$23,648,015

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	242,056	$2,577,485	772,478	$8,906,496
Service Class	57,701	608,695	451,093	5,027,476
	299,757	$3,186,180	1,223,571	$13,933,972
Shares issued to shareholders in reinvestment of distributions
Initial Class	401,092	$3,886,577	284,565	$3,124,520
Service Class	60,358	579,438	38,986	424,166
	461,450	$4,466,015	323,551	$3,548,686
Shares reacquired
Initial Class	(795,387)	$(8,483,737)	(1,081,689)	$(12,174,656)
Service Class	(332,428)	(3,463,221)	(293,668)	(3,220,409)
	(1,127,815)	$(11,946,958)	(1,375,357)	$(15,395,065)
Net change
Initial Class	(152,239)	$(2,019,675)	(24,646)	$(143,640)
Service Class	(214,369)	(2,275,088)	196,411	2,231,233
	(366,608)	$(4,294,763)	171,765	$2,087,593

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $588 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

22

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	7,302,746	(7,302,746)	—

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$686	$—

23

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

24

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

25

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

26

MFS Global Governments Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

27

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

28

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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MFS Global Governments Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

MFS INVESTMENT MANAGEMENT

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	7.2%
Medical & Health Technology & Services	7.2%
Gaming & Lodging	6.4%
Utilities – Electric Power	5.8%
Broadcasting	5.4%

Credit quality of bonds (a)(r)
AAA	1.7%
AA	0.7%
BBB	2.6%
BB	25.2%
B	42.6%
CCC	19.5%
CC	2.5%
C	0.5%
D	1.2%
Not Rated	3.5%

Portfolio facts
Average Duration (d)(i)	3.9
Average Effective Maturity (i)(m)	5.7 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS High Yield Portfolio (the “fund”) provided a total return of 50.00%, while Service Class shares of the fund provided a total return of 49.97%. These compare with a return of 58.21% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lower exposure to “BB” and “CCC” rated (r) securities detracted from performance. Bonds in these quality segments performed exceptionally well over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

The fund’s return from yield, which was less than that of the index, was another negative factor for relative performance.

Security selection also held back relative returns. Among individual securities, holdings of power generation companies NRG Energy and Edison Mission were among the fund’s top relative detractors for the reporting period. Debt holdings of hospital operators Hospital Corporation of America and Community Health Systems, airline carrier Continental Airlines, and casino operator Station Casinos also hurt.

Contributors to Performance

The fund’s greater exposure to “B” rated securities contributed to performance as credit spreads narrowed and lower-quality securities outperformed higher-quality issues over the reporting period.

Yield curve (y) positioning, particularly a lesser exposure to the long end of the curve, was another positive factor for performance.

Top individual contributors during the reporting period included the fund’s holdings of Spanish-language network television operator Univision, flash memory products maker Spansion, oil and natural gas company Chaparral Energy, auto maker Ford Motor Company, finance company Nuveen Investments, used car auction company KAR Holdings, automatic transmission manufacturer Allison Transmission, and television broadcaster Allbritton Communications.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

3

MFS High Yield Portfolio

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/12/85	50.00%	3.99%	4.66%	N/A
Service Class	8/24/01	49.97%	3.75%	N/A	5.94%

Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		58.21%	6.46%	6.72%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

5

MFS High Yield Portfolio

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual	Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.79%	$1,000.00	$1,219.36	$4.42
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,218.62	$5.82
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 89.7%
Aerospace – 1.0%
Bombardier, Inc., 6.3%, 2014 (n)	$585,000	$579,150
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	1,016,000	716,280
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	330,000	325,050
Triumph Group, Inc., 8%, 2017 (z)	190,000	191,663
Vought Aircraft Industries, Inc., 8%, 2011	420,000	414,225

		$2,226,368

Airlines – 1.8%
American Airlines Pass-Through Trust, 6.817%, 2011	$960,000	$921,600
AMR Corp., 7.858%, 2011	550,000	550,000
Continental Airlines, Inc., 7.339%, 2014	1,835,000	1,697,375
Continental Airlines, Inc., 6.9%, 2017	217,041	202,933
Continental Airlines, Inc., 6.748%, 2017	152,353	135,594
Delta Air Lines, Inc., 7.111%, 2011	400,000	403,500
Delta Air Lines, Inc., 7.711%, 2011	335,000	329,975

		$4,240,977

Apparel Manufacturers – 0.3%
Hanes Brand, Inc., 8%, 2016	$205,000	$208,844
Levi Strauss & Co., 9.75%, 2015	480,000	504,000

		$712,844

Asset Backed & Securitized – 3.4%
Airlie LCDO Ltd., CDO, FRN, 2.15%, 2011 (a)(d)(z)	$701,221	$343,598
Anthracite Ltd., CDO, 6%, 2037 (z)	1,300,000	91,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.583%, 2038 (z)	613,671	24,547
Babson Ltd., CLO, “D”, FRN, 1.784%, 2018 (n)	670,000	380,225
Banc of America Commercial Mortgage, Inc., 5.772%, 2051	2,075,160	1,473,161
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2051	486,385	351,060
Citigroup Commercial Mortgage Trust, FRN, 5.699%, 2049	952,699	180,386
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	472,183	357,049
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(d)(z)	1,010,582	20,212
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.582%, 2050 (z)	500,000	10,000
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	855,000	599,071
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	690,000	214,984
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	690,000	189,387
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049	1,576,549	1,136,593

Issuer	Shares/Par		Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050		$404,000	$292,646
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050		990,000	829,880
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047		557,306	89,872
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051		1,571,863	1,102,509
Wachovia Credit, CDO, FRN, 1.6%, 2026 (z)		376,000	15,040

			$7,701,220

Automotive – 3.1%
Accuride Corp., 8.5%, 2015 (d)		$425,000	$361,250
Allison Transmission, Inc., 11%, 2015 (n)		1,475,000	1,548,750
Allison Transmission, Inc., 11.25%, 2015 (n)(p)		376,300	393,234
FCE Bank PLC, 7.125%, 2012	EUR	1,300,000	1,826,343
Ford Motor Credit Co. LLC, 9.75%, 2010		$285,000	294,077
Ford Motor Credit Co. LLC, 12%, 2015		1,626,000	1,885,555
Goodyear Tire & Rubber Co., 9%, 2015		500,000	520,000
Goodyear Tire & Rubber Co., 10.5%, 2016		195,000	215,475

			$7,044,684

Basic Industry – 0.1%
TriMas Corp., 9.75%, 2017 (z)		$135,000	$132,469

Broadcasting – 4.5%
Allbritton Communications Co., 7.75%, 2012		$1,078,000	$1,060,482
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		918,396	333,397
CanWest MediaWorks LP, 9.25%, 2015 (d)(n)		1,005,000	149,494
Inmarsat Finance PLC, 7.375%, 2017 (n)		130,000	132,925
Intelsat Jackson Holdings Ltd., 9.5%, 2016		1,165,000	1,246,550
Lamar Media Corp., 6.625%, 2015		1,005,000	974,850
Lamar Media Corp., “C”, 6.625%, 2015		355,000	340,800
LBI Media, Inc., 8.5%, 2017 (z)		640,000	531,200
LIN TV Corp., 6.5%, 2013		825,000	796,125
Local TV Finance LLC, 9.25%, 2015 (p)(z)		1,708,875	724,848
Newport Television LLC, 13%, 2017 (n)(p)		1,458,656	581,791
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		1,289,305	965,564
Nexstar Broadcasting Group, Inc., 7%, 2014		426,000	320,032
Salem Communications Corp., 9.625%, 2016 (n)		240,000	251,400
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		400,000	416,000
Univision Communications, Inc., 12%, 2014 (n)		405,000	446,006

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Broadcasting – continued
Univision Communications, Inc., 10.5%, 2015 (n)(p)		$1,293,687	$1,091,710
Young Broadcasting, Inc., 8.75%, 2014 (d)		525,000	1,837

			$10,365,011

Brokerage & Asset Managers – 0.6%
Janus Capital Group, Inc., 6.95%, 2017		$825,000	$777,607
Nuveen Investments, Inc., 10.5%, 2015		595,000	539,963

			$1,317,570

Building – 2.5%
Associated Materials, Inc., 11.25%, 2014		$775,000	$747,875
Building Materials Corp. of America, 7.75%, 2014		855,000	846,450
Cemex Finance Europe BV, 9.625%, 2017 (z)	EUR	435,000	646,044
Norcraft Cos., LP, 10.5%, 2015 (z)		$275,000	281,875
Nortek, Inc., 11%, 2013		1,340,933	1,401,275
Owens Corning, 9%, 2019		760,000	847,536
Ply Gem Industries, Inc., 11.75%, 2013		770,000	770,000
USG Corp., 9.75%, 2014 (n)		145,000	154,788

			$5,695,843

Business Services – 2.6%
First Data Corp., 9.875%, 2015		$1,790,000	$1,669,175
First Data Corp., 11.25%, 2016		1,090,000	931,950
Iron Mountain, Inc., 6.625%, 2016		870,000	852,600
Iron Mountain, Inc., 8.375%, 2021		415,000	428,488
SunGard Data Systems, Inc., 9.125%, 2013		705,000	722,625
SunGard Data Systems, Inc., 10.25%, 2015		1,077,000	1,147,005
Terremark Worldwide, Inc., 12%, 2017 (n)		160,000	176,800

			$5,928,643

Cable TV – 3.5%
CCO Holdings LLC, 8.75%, 2013		$2,045,000	$2,098,681
Charter Communications, Inc., 8.375%, 2014 (n)		720,000	739,800
Charter Communications, Inc., 10.875%, 2014 (n)		365,000	408,800
CSC Holdings, Inc., 6.75%, 2012		139,000	143,517
CSC Holdings, Inc., 8.5%, 2014 (n)		1,095,000	1,166,175
DIRECTV Holdings LLC, 7.625%, 2016		685,000	748,362
Mediacom LLC, 9.125%, 2019 (n)		400,000	408,000
Videotron LTEE, 6.875%, 2014		510,000	512,550
Virgin Media Finance PLC, 9.125%, 2016		1,275,000	1,343,531
Virgin Media Finance PLC, 9.5%, 2016		425,000	456,344

			$8,025,760

Chemicals – 2.7%
Ashland, Inc., 9.125%, 2017 (n)		$1,450,000	$1,591,375
Hexion Specialty Chemicals, Inc., 9.75%, 2014		295,000	289,100

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Huntsman International LLC, 5.5%, 2016 (n)	$540,000	$479,250
Innophos Holdings, Inc., 8.875%, 2014	735,000	746,025
Lumena Resources Corp., 12%, 2014 (n)	1,190,000	1,037,912
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	946,000	1,040,600
Momentive Performance Materials, Inc., 11.5%, 2016	491,000	434,535
Nalco Co., 8.875%, 2013	195,000	200,850
NOVA Chemicals Corp., 8.375%, 2016 (n)	335,000	340,025

		$6,159,672

Computer Software – Systems – 0.2%
DuPont Fabros Technology, Inc., 8.5%, 2017 (z)	$405,000	$411,581

Construction – 0.2%
Lennar Corp., 12.25%, 2017	$380,000	$457,900

Consumer Products – 0.7%
ACCO Brands Corp., 10.625%, 2015 (n)	$100,000	$110,000
ACCO Brands Corp., 7.625%, 2015	360,000	334,800
Jarden Corp., 7.5%, 2017	665,000	663,337
Visant Holding Corp., 8.75%, 2013	555,000	570,262

		$1,678,399

Consumer Services – 2.0%
Corrections Corp. of America, 6.25%, 2013	$520,000	$522,600
KAR Holdings, Inc., 10%, 2015	490,000	524,300
KAR Holdings, Inc., FRN, 4.28%, 2014	525,000	489,562
Service Corp. International, 7.375%, 2014	700,000	703,500
Service Corp. International, 7%, 2017	1,510,000	1,464,700
Ticketmaster Entertainment, Inc., 10.75%, 2016	910,000	980,525

		$4,685,187

Containers – 1.7%
Crown Americas LLC, 7.625%, 2013	$392,000	$404,740
Graham Packaging Holdings Co., 9.875%, 2014	1,365,000	1,392,300
Greif, Inc., 6.75%, 2017	855,000	837,900
Owens-Brockway Glass Container, Inc., 8.25%, 2013	545,000	559,987
Owens-Illinois, Inc., 7.375%, 2016	345,000	356,213
Reynolds Group, 7.75%, 2016 (n)	325,000	332,313

		$3,883,453

Defense Electronics – 0.4%
L-3 Communications Corp., 6.125%, 2014	$825,000	$830,156

Electronics – 1.0%
Avago Technologies Ltd., 11.875%, 2015	$455,000	$501,069
Flextronics International Ltd., 6.25%, 2014	206,000	202,910
Freescale Semiconductor, Inc., 8.875%, 2014	990,000	908,325
Jabil Circuit, Inc., 7.75%, 2016	700,000	735,000

		$2,347,304

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Sovereign – 0.1%
Republic of Argentina, FRN, 0.943%, 2012	$361,125	$330,298

Energy – Independent – 7.1%
Chaparral Energy, Inc., 8.875%, 2017	$990,000	$873,675
Chesapeake Energy Corp., 7%, 2014	644,000	652,050
Chesapeake Energy Corp., 9.5%, 2015	295,000	323,763
Chesapeake Energy Corp., 6.375%, 2015	780,000	764,400
Forest Oil Corp., 8.5%, 2014 (n)	180,000	188,100
Forest Oil Corp., 7.25%, 2019	585,000	577,687
Hilcorp Energy I LP, 9%, 2016 (n)	1,020,000	1,035,300
Mariner Energy, Inc., 8%, 2017	740,000	710,400
McMoRan Exploration Co., 11.875%, 2014	405,000	415,125
Newfield Exploration Co., 6.625%, 2014	725,000	732,250
OPTI Canada, Inc., 8.25%, 2014	840,000	691,950
Penn Virginia Corp., 10.375%, 2016	980,000	1,068,200
Petrohawk Energy Corp., 10.5%, 2014	405,000	442,463
Pioneer Natural Resource Co., 6.875%, 2018	740,000	732,171
Pioneer Natural Resource Co., 7.5%, 2020	485,000	485,220
Plains Exploration & Production Co., 7%, 2017	1,585,000	1,557,262
Quicksilver Resources, Inc., 8.25%, 2015	1,200,000	1,230,000
Range Resources Corp., 8%, 2019	1,085,000	1,160,950
SandRidge Energy, Inc., 9.875%, 2016 (n)	260,000	273,650
SandRidge Energy, Inc., 8%, 2018 (n)	1,535,000	1,508,138
Southwestern Energy Co., 7.5%, 2018	740,000	784,400
Swift Energy Co., 8.875%, 2020	130,000	133,250

		$16,340,404

Entertainment – 1.0%
AMC Entertainment, Inc., 11%, 2016	$950,000	$992,750
AMC Entertainment, Inc., 8.75%, 2019	740,000	754,800
Cinemark USA, Inc., 8.625%, 2019 (n)	535,000	556,400

		$2,303,950

Financial Institutions – 2.3%
CIT Group, Inc., 7%, 2017	$470,000	$407,725
GMAC LLC, 6.875%, 2011 (n)	2,181,000	2,148,285
GMAC LLC, 7%, 2012 (n)	560,000	551,600
GMAC LLC, 6.75%, 2014 (n)	880,000	836,000
GMAC LLC, 8%, 2031 (n)	214,000	192,600
International Lease Finance Corp., 5.625%, 2013	1,550,000	1,215,837

		$5,352,047

Food & Beverages – 2.0%
ARAMARK Corp., 8.5%, 2015	$535,000	$551,050
B&G Foods, Inc., 8%, 2011	1,190,000	1,210,825
Dean Foods Co., 7%, 2016	415,000	406,700
Del Monte Foods Co., 6.75%, 2015	850,000	867,000
Michael Foods, Inc., 8%, 2013	950,000	972,562
Pinnacle Foods Finance LLC, 9.25%, 2015	545,000	553,175

		$4,561,312

Forest & Paper Products – 2.1%
Buckeye Technologies, Inc., 8.5%, 2013	$887,000	$905,849
Cascades, Inc., 7.75%, 2017 (z)	240,000	242,400
Georgia-Pacific Corp., 7.125%, 2017 (n)	635,000	642,938

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – continued
Georgia-Pacific Corp., 8%, 2024		$490,000	$499,800
Graphic Packaging International Corp., 9.5%, 2013		695,000	717,587
Jefferson Smurfit Corp., 8.25%, 2012 (d)		275,000	242,000
JSG Funding PLC, 7.75%, 2015		190,000	182,637
Millar Western Forest Products Ltd., 7.75%, 2013		1,465,000	1,069,450
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	180,000	253,957

			$4,756,618

Gaming & Lodging – 5.5%
Ameristar Casinos, Inc., 9.25%, 2014 (n)		$400,000	$415,000
Boyd Gaming Corp., 6.75%, 2014		1,175,000	1,058,969
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		1,270,000	12,700
Harrah’s Operating Co., Inc., 11.25%, 2017 (n)		605,000	632,981
Harrah’s Operating Co., Inc., 10%, 2018 (n)		1,927,000	1,546,418
Harrah’s Operating Co., Inc., 10%, 2018 (n)		353,000	283,283
Host Hotels & Resorts, Inc., 7.125%, 2013		10,000	10,162
Host Hotels & Resorts, Inc., 6.75%, 2016		1,155,000	1,149,225
Host Hotels & Resorts, Inc., 9%, 2017 (n)		200,000	216,250
MGM Mirage, 6.75%, 2013		230,000	198,375
MGM Mirage, 10.375%, 2014 (n)		150,000	162,750
MGM Mirage, 7.5%, 2016		1,255,000	978,900
MGM Mirage, 11.125%, 2017 (n)		370,000	409,775
MGM Mirage, 11.375%, 2018 (n)		655,000	586,225
Penn National Gaming, Inc., 8.75%, 2019 (n)		745,000	761,763
Pinnacle Entertainment, Inc., 7.5%, 2015		1,535,000	1,412,200
Royal Caribbean Cruises Ltd., 7%, 2013		615,000	613,462
Royal Caribbean Cruises Ltd., 11.875%, 2015		750,000	867,188
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		385,000	385,962
Station Casinos, Inc., 6%, 2012 (d)		1,283,000	194,054
Station Casinos, Inc., 6.5%, 2014 (d)		2,020,000	10,100
Station Casinos, Inc., 6.875%, 2016 (d)		2,495,000	12,475
Station Casinos, Inc., 7.75%, 2016 (d)		452,000	70,625
Wyndham Worldwide Corp., 6%, 2016		745,000	694,037

			$12,682,879

Industrial – 1.2%
Altra Holdings, Inc., 8.125%, 2016 (z)		$480,000	$492,600
Aquilex Corp., 11.125%, 2016 (z)		180,000	179,550
Baldor Electric Co., 8.625%, 2017		915,000	935,587
Great Lakes Dredge & Dock Corp., 7.75%, 2013		575,000	572,125
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)		475,000	480,938

			$2,660,800

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 0.7%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$925,000	$683,289
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	800,000	904,000

		$1,587,289

Insurance – Property & Casualty – 1.0%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	$880,000	$932,800
USI Holdings Corp., 9.75%, 2015 (z)	990,000	902,138
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (z)	645,000	574,050

		$2,408,988

Machinery & Tools – 0.6%
Case New Holland, Inc., 7.125%, 2014	$455,000	$461,825
Rental Service Corp., 9.5%, 2014	930,000	931,162

		$1,392,987

Major Banks – 1.3%
Bank of America Corp., 8% to 2018, FRN to 2049	$1,620,000	$1,559,639
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	1,435,000	1,480,145

		$3,039,784

Medical & Health Technology & Services – 7.1%
Biomet, Inc., 10%, 2017	$895,000	$972,194
Biomet, Inc., 11.625%, 2017	575,000	635,375
Community Health Systems, Inc., 8.875%, 2015	1,690,000	1,749,150
Cooper Cos., Inc., 7.125%, 2015	370,000	359,825
DaVita, Inc., 7.25%, 2015	536,000	537,340
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	595,000	654,500
HCA, Inc., 6.375%, 2015	1,550,000	1,462,812
HCA, Inc., 9.25%, 2016	2,880,000	3,092,400
HCA, Inc., 8.5%, 2019 (n)	625,000	673,438
HealthSouth Corp., 8.125%, 2020	710,000	699,350
Psychiatric Solutions, Inc., 7.75%, 2015	405,000	391,837
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	275,000	259,188
Tenet Healthcare Corp., 9.25%, 2015	470,000	500,550
U.S. Oncology, Inc., 10.75%, 2014	1,020,000	1,071,000
United Surgical Partners International, Inc., 8.875%, 2017	65,000	66,950
United Surgical Partners International, Inc., 9.25%, 2017 (p)	335,000	341,700
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,195,000	1,177,075
Universal Hospital Services, Inc., FRN, 3.859%, 2015	290,000	244,325
VWR Funding, Inc., 11.25%, 2015 (p)	1,325,000	1,307,195

		$16,196,204

Metals & Mining – 2.7%
Arch Western Finance LLC, 6.75%, 2013	$1,145,000	$1,136,412

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	$580,000	$580,000
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	580,000	591,600
FMG Finance Ltd., 10.625%, 2016 (n)	1,045,000	1,156,031
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	1,095,000	1,199,025
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	500,000	497,190
Peabody Energy Corp., 5.875%, 2016	710,000	692,250
Peabody Energy Corp., 7.375%, 2016	445,000	458,906

		$6,311,414

Natural Gas – Distribution – 0.9%
AmeriGas Partners LP, 7.125%, 2016	$1,055,000	$1,055,000
Inergy LP, 6.875%, 2014	910,000	898,625

		$1,953,625

Natural Gas – Pipeline – 2.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,000,000	$885,000
Atlas Pipeline Partners LP, 8.75%, 2018	905,000	800,925
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	1,115,000	1,143,055
El Paso Corp., 8.25%, 2016	545,000	581,788
MarkWest Energy Partners LP, 6.875%, 2014	730,000	689,850
MarkWest Energy Partners LP, 8.75%, 2018	180,000	185,400
Williams Partners LP, 7.25%, 2017	935,000	944,529

		$5,230,547

Network & Telecom – 2.8%
Cincinnati Bell, Inc., 8.375%, 2014	$1,660,000	$1,689,050
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,120,000	1,184,400
Qwest Communications International, Inc., 7.25%, 2011	145,000	147,175
Qwest Communications International, Inc., 8%, 2015 (n)	335,000	344,213
Qwest Corp., 7.875%, 2011	530,000	555,175
Qwest Corp., 8.875%, 2012	895,000	962,125
Qwest Corp., 8.375%, 2016	368,000	394,680
Windstream Corp., 8.625%, 2016	1,205,000	1,226,087

		$6,502,905

Oil Services – 0.4%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$365,000	$315,725
Basic Energy Services, Inc., 7.125%, 2016	275,000	228,937
Expro Finance Luxembourg, 8.5%, 2016 (z)	210,000	208,425
Trico Shipping A.S., 11.875%, 2014 (n)	235,000	244,694

		$997,781

Oils – 0.3%
Holly Corp., 9.875%, 2017 (n)	$265,000	$278,913
Petroplus Holdings AG, 9.375%, 2019 (n)	335,000	333,325

		$612,238

Precious Metals & Minerals – 0.7%
Teck Resources Ltd., 9.75%, 2014	$375,000	$432,656
Teck Resources Ltd., 10.25%, 2016	205,000	238,825
Teck Resources Ltd., 10.75%, 2019	725,000	866,375

		$1,537,856

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – 1.2%
American Media Operations, Inc., 9%, 2013 (p)(z)	$78,310	$48,846
American Media Operations, Inc., 14%, 2013 (p)(z)	837,142	514,610
Dex Media West LLC, 9.875%, 2013 (d)	895,000	281,925
Nielsen Finance LLC, 10%, 2014	1,160,000	1,209,300
Nielsen Finance LLC, 11.5%, 2016	340,000	379,950
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	216,000	197,100
Tribune Co., 5.25%, 2015 (d)	755,000	184,975

		$2,816,706

Railroad & Shipping – 0.3%
Kansas City Southern Railway, 8%, 2015	$470,000	$487,038
TFM S.A. de C.V., 9.375%, 2012	145,000	150,437

		$637,475

Real Estate – 0.1%
CB Richard Ellis Group, Inc., 11.625%, 2017	$285,000	$316,350

Retailers – 2.5%
Couche-Tard, Inc., 7.5%, 2013	$350,000	$356,125
Dollar General Corp., 11.875%, 2017 (p)	378,000	436,590
Limited Brands, Inc., 5.25%, 2014	705,000	680,325
Macy’s Retail Holdings, Inc., 5.35%, 2012	330,000	337,012
Macy’s Retail Holdings, Inc., 5.75%, 2014	1,055,000	1,057,637
Neiman Marcus Group, Inc., 10.375%, 2015	490,000	480,200
Sally Beauty Holdings, Inc., 10.5%, 2016	725,000	779,375
Toys “R” Us, Inc., 7.625%, 2011	290,000	294,712
Toys “R” Us, Inc., 10.75%, 2017 (n)	865,000	947,175
Toys “R” Us, Inc., 8.5%, 2017 (n)	440,000	447,700

		$5,816,851

Specialty Stores – 0.4%
Payless ShoeSource, Inc., 8.25%, 2013	$937,000	$951,055

Supermarkets – 0.2%
SUPERVALU, Inc., 8%, 2016	$460,000	$466,900

Telecommunications – Wireless – 3.7%
Cricket Communications, Inc., 7.75%, 2016	$580,000	$578,550
Crown Castle International Corp., 9%, 2015	750,000	798,750
Crown Castle International Corp., 7.75%, 2017 (n)	385,000	410,025
Crown Castle International Corp., 7.125%, 2019	525,000	519,750
Digicel Group Ltd., 12%, 2014 (n)	140,000	155,400
Digicel Group Ltd., 8.25%, 2017 (n)	760,000	741,000
Nextel Communications, Inc., 6.875%, 2013	730,000	708,100
NII Holdings, Inc., 10%, 2016 (n)	675,000	707,063
SBA Communications Corp., 8%, 2016 (n)	255,000	266,475
SBA Communications Corp., 8.25%, 2019 (n)	220,000	233,200
Sprint Nextel Corp., 8.375%, 2012	450,000	465,750
Sprint Nextel Corp., 8.375%, 2017	280,000	285,600
Sprint Nextel Corp., 8.75%, 2032	700,000	659,750
Wind Acquisition Finance S.A., 12%, 2015 (n)	1,830,000	1,958,100

		$8,487,513

Issuer	Shares/Par	Value ($)

BONDS – continued
Telephone Services – 0.5%
Frontier Communications Corp., 8.25%, 2014	$710,000	$740,175
Frontier Communications Corp., 8.125%, 2018	485,000	491,063

		$1,231,238

Tobacco – 0.3%
Alliance One International, Inc., 10%, 2016 (n)	$640,000	$672,000

Transportation – Services – 1.2%
Commercial Barge Line Co., 12.5%, 2017 (n)	$825,000	$858,000
Hertz Corp., 8.875%, 2014	1,030,000	1,053,175
Navios Maritime Holdings, Inc., 8.875%, 2017 (z)	750,000	779,063

		$2,690,238

Utilities – Electric Power – 4.9%
AES Corp., 8%, 2017	$1,470,000	$1,508,587
Calpine Corp., 8%, 2016 (n)	770,000	793,100
Dynegy Holdings, Inc., 7.5%, 2015	745,000	696,575
Dynegy Holdings, Inc., 7.75%, 2019	390,000	338,325
Edison Mission Energy, 7%, 2017	1,400,000	1,106,000
Mirant Americas Generation LLC, 8.3%, 2011	800,000	820,000
Mirant North America LLC, 7.375%, 2013	505,000	499,319
NRG Energy, Inc., 7.375%, 2016	3,010,000	3,013,762
RRI Energy, Inc., 7.875%, 2017	362,000	355,665
Texas Competitive Electric Holdings LLC, 10.25%, 2015	2,680,000	2,170,800

		$11,302,133

Total Bonds (Identified Cost, $213,707,295)		$205,993,426

FLOATING RATE LOANS (g)(r) – 5.5%
Aerospace – 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$470,840	$444,159

Automotive – 1.6%
Accuride Corp., Term Loan, 9.25%, 2013	$136,626	$136,142
Federal-Mogul Corp., Term Loan B, 2.16%, 2014	1,184,462	991,987
Ford Motor Co., Term Loan, 3.28%, 2013 (o)	2,749,753	2,536,647

		$3,664,776

Broadcasting – 0.7%
Gray Television, Inc., Term Loan B, 3.79%, 2014	$520,137	$450,352
Local TV Finance LLC, Term Loan B, 2.26%, 2013	69,008	57,535
Young Broadcasting, Inc., Incremental Term Loan, 4.75%, 2012 (d)	438,565	322,565
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	1,179,835	867,769

		$1,698,221

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Building – 0.1%
Building Materials Holding Corp., Term Loan, 3%, 2014	$160,826	$148,463

Chemicals – 0.7%
LyondellBasell, DIP Term Loan, 9.16%, 2010 (q)	$170,475	$177,294
LyondellBasell, DIP Term Loan B-3, 5.79%, 2010	170,139	175,668
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	29,342	21,650
LyondellBasell, Dutch Tranche Term Loan, 3.73%, 2014	66,416	49,006
LyondellBasell, German Tranche Term Loan B-1, 3.98%, 2014	84,237	62,155
LyondellBasell, German Tranche Term Loan B-2, 3.98%, 2014	84,237	62,155
LyondellBasell, German Tranche Term Loan B-3, 3.98%, 2014	84,237	62,155
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	110,031	81,188
LyondellBasell, U.S. Tranche Term Loan, 3.73%, 2014	209,640	154,685
LyondellBasell, U.S. Tranche Term Loan B-1, 7%, 2014	365,528	269,708
LyondellBasell, U.S. Tranche Term Loan B-2, 7%, 2014	365,528	269,708
LyondellBasell, U.S. Tranche Term Loan B-3, 7%, 2014	365,528	269,708

		$1,655,080

Gaming & Lodging – 0.6%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$1,601,789	$240,268
MGM Mirage, Term Loan B, 6%, 2011 (o)	652,512	606,836
Motorcity Casino, Term Loan B, 8.5%, 2012	489,740	476,272

		$1,323,376

Printing & Publishing – 0.4%
Tribune Co., Incremental Term Loan B, 5.25%, 2014 (d)	$1,825,983	$932,013

Specialty Stores – 0.4%
Michaels Stores, Inc., Term Loan B1, 2.56%, 2013	$459,050	$413,288
Michaels Stores, Inc., Term Loan B2, 4.81%, 2016	605,290	568,540

		$981,828

Utilities – Electric Power – 0.8%
Calpine Corp., DIP Term Loan, 3.13%, 2014	$546,052	$515,746
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.73%, 2014	1,547,866	1,246,806

		$1,762,552

Total Floating Rate Loans (Identified Cost, $13,625,549)		$12,610,468

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 1.2%
Automotive – 0.0%
Mark IV Industries LLC, Common Units Class A	663	$8,288
Oxford Automotive, Inc. (a)	21	0

		$8,288

Cable TV – 0.4%
Cablevision Systems Corp., “A”	13,700	$353,734
Comcast Corp., “A”	23,200	391,152
Time Warner Cable, Inc.	5,800	240,062

		$984,948

Construction – 0.2%
Nortek, Inc. (a)	13,860	$485,100

Energy – Integrated – 0.1%
Chevron Corp.	2,700	$207,873

Gaming & Lodging – 0.2%
Ameristar Casinos, Inc.	9,100	$138,593
Pinnacle Entertainment, Inc. (a)	33,400	299,932

		$438,525

Printing & Publishing – 0.1%
American Media, Inc. (a)	14,342	$41,163
Golden Books Family Entertainment, Inc. (a)	17,708	0
Idearc, Inc. (a)	1,043	35,462
World Color Press, Inc. (a)	5,075	47,198

		$123,823

Telephone Services – 0.2%
Windstream Corp.	49,400	$542,906

Total Common Stocks (Identified Cost, $6,261,844)		$2,791,463

PREFERRED STOCKS – 0.6%
Financial Institutions – 0.2%
GMAC, Inc., 7% (a)(z)	556	$366,474

Major Banks – 0.4%
Bank of America Corp., 8.625%	37,500	$920,250

Total Preferred Stocks (Identified Cost, $1,365,620)		$1,286,724

	Strike Price	First Exercise
WARRANTS – 0.0%
Printing & Publishing – 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	2,876	$12,079
World Color Press, Inc. (1 share for 1 warrant) (a)	$16.30	8/26/09	2,876	8,427

Total Warrants (Identified Cost, $93,295)				$20,506

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 1.4%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	3,286,982	$3,286,982

Total Investments (Identified Cost, $238,340,585)		$225,989,569

OTHER ASSETS, LESS LIABILITIES – 1.6%		3,644,153

Net Assets – 100.0%		$229,633,722

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $46,411,583, representing 20.21% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined. The rate shown represents a weighted average coupon rate on the full position, including unsettled positions which have no current coupon.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airlie LCDO Ltd., CDO, FRN, 2.15%, 2011	10/13/06	$701,221	$343,598
Altra Holdings, Inc., 8.125%, 2016	11/16/09-11/17/09	478,865	492,600
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/09	53,347	48,846
American Media Operations, Inc., 14%, 2013	1/29/09-10/15/09	496,290	514,610
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,111,602	91,000
Aquilex Corp., 11.125%, 2016	12/16/09	172,724	179,550
Arbor Realty Mortgage Securities, CDO, FRN, 2.583%, 2038	12/20/05	613,671	24,547
Bonten Media Acquisition Co., 9%, 2015	5/22/07-11/15/09	919,995	333,397
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	960,090	20,212
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.582%, 2050	4/12/06	500,000	10,000
Cascades, Inc., 7.75%, 2017	11/18/09	236,507	242,400
Cemex Finance Europe BV, 9.625%, 2017	12/09/09	640,755	646,044
DuPont Fabros Technology, Inc., 8.5%, 2017	12/11/09	405,000	411,581
Expro Finance Luxembourg, 8.5%, 2016	12/14/09	202,060	208,425
GMAC, Inc., 7% (Preferred Stock)	12/26/08	428,120	366,474
LBI Media, Inc., 8.5%, 2017	7/18/07	631,247	531,200
Local TV Finance LLC, 9.25%, 2015	11/09/07-11/30/09	1,653,254	724,848
Navios Maritime Holdings, Inc., 8.875%, 2017	10/22/09	744,442	779,063
Norcraft Cos., LP, 10.5%, 2015	12/02/09	270,552	281,875
TriMas Corp., 9.75%, 2017	12/17/09	132,291	132,469
Triumph Group, Inc., 8%, 2017	11/10/09	187,292	191,663

14

MFS High Yield Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Current Market Value
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	$998,545	$902,138
Wachovia Credit, CDO, FRN, 1.6%, 2026	6/08/06	376,000	15,040
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065	12/16/09	564,378	574,050
Total Restricted Securities			$8,065,630
% of Net Assets			3.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/09

Forward Foreign Currency Exchange Contracts at 12/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	BARCLAYS BANK PLC	904,000	3/15/10	$1,323,464	$1,295,789	$27,675
SELL	EUR	HSBC BANKUSA	435,000	1/13/10	640,451	623,590	16,861
SELL	EUR	UBS AG	993,810	3/15/10	1,451,956	1,424,522	27,434

							$71,970

Liability Derivatives
BUY	EUR	UBS AG	464,531	1/13/10	$700,526	$665,923	$(34,603)

At December 31, 2009, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $235,053,603)	$222,702,587
Underlying funds, at cost and value	3,286,982
Total investments, at value (identified cost, $238,340,585)	$225,989,569
Cash	347,825
Receivables for
Forward foreign currency exchange contracts	71,970
Investments sold	2,659,526
Fund shares sold	294
Interest and dividends	4,108,244
Other assets	9,398
Total assets		$233,186,826
Liabilities
Payables for
Forward foreign currency exchange contracts	$34,603
Investments purchased	3,140,483
Fund shares reacquired	283,639
Payable to affiliates
Investment adviser	8,814
Distribution and/or service fees	1,483
Administrative services fee	438
Payable for Trustees’ compensation	255
Accrued expenses and other liabilities	83,389
Total liabilities		$3,553,104
Net assets		$229,633,722
Net assets consist of
Paid-in capital	$316,099,716
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(12,309,141)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(94,230,020)
Undistributed net investment income	20,073,167
Net assets		$229,633,722
Shares of beneficial interest outstanding		40,638,758

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$121,416,227	21,400,151	$5.67
Service Class	108,217,495	19,238,607	5.63

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$21,281,934
Dividends	304,858
Dividends from underlying funds	8,643
Total investment income		$21,595,435
Expenses
Management fee	$1,609,967
Distribution and/or service fees	264,731
Administrative services fee	86,424
Trustees’ compensation	31,636
Custodian fee	22,464
Shareholder communications	30,087
Auditing fees	57,954
Legal fees	10,472
Miscellaneous	25,457
Total expenses		$2,139,192
Fees paid indirectly	(23)
Reduction of expenses by investment adviser	(107,313)
Net expenses		$2,031,856
Net investment income		$19,563,579
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(9,775,438)
Swap transactions	(3,311,002)
Foreign currency transactions	(8,296)
Net realized gain (loss) on investments and foreign currency transactions		$(13,094,736)
Change in unrealized appreciation (depreciation)
Investments	$75,816,273
Swap transactions	2,993,001
Translation of assets and liabilities in foreign currencies	(25,812)
Net unrealized gain (loss) on investments and foreign currency translation		$78,783,462
Net realized and unrealized gain (loss) on investments and foreign currency		$65,688,726
Change in net assets from operations		$85,252,305

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$19,563,579	$22,757,728
Net realized gain (loss) on investments and foreign currency transactions	(13,094,736)	(22,749,813)
Net unrealized gain (loss) on investments and foreign currency translation	78,783,462	(78,706,953)
Change in net assets from operations	$85,252,305	$(78,699,038)
Distributions declared to shareholders
From net investment income	$(21,199,945)	$(25,133,394)
Change in net assets from fund share transactions	$(34,192,945)	$(20,962,942)
Total change in net assets	$29,859,415	$(124,795,374)
Net assets
At beginning of period	199,774,307	324,569,681
At end of period (including undistributed net investment income of $20,073,167 and $23,865,922, respectively)	$229,633,722	$199,774,307

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.25	$6.56	$6.93	$6.83	$7.32
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.49	$0.49	$0.48	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	(2.26)	(0.34)	0.19	(0.36)
Total from investment operations	$1.93	$(1.77)	$0.15	$0.67	$0.13
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.54)	$(0.52)	$(0.57)	$(0.62)
Net asset value, end of period	$5.67	$4.25	$6.56	$6.93	$6.83
Total return (%) (k)(r)(s)	50.00	(29.50)	1.93	10.39	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.89	0.84	0.85	0.86
Expenses after expense reductions (f)	0.82	0.84	0.79	0.83	N/A
Net investment income	9.21	8.60	7.25	7.14	7.06
Portfolio turnover	58	63	69	92	53
Net assets at end of period (000 omitted)	$121,416	$96,605	$175,408	$224,412	$255,999

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$4.21	$6.50	$6.88	$6.79	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.47	$0.46	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	(2.24)	(0.35)	0.19	(0.36)
Total from investment operations	$1.92	$(1.77)	$0.12	$0.65	$0.11
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.52)	$(0.50)	$(0.56)	$(0.60)
Net asset value, end of period	$5.63	$4.21	$6.50	$6.88	$6.79
Total return (%) (k)(r)(s)	49.97	(29.64)	1.56	10.04	1.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.14	1.09	1.10	1.11
Expenses after expense reductions (f)	1.07	1.09	1.04	1.08	N/A
Net investment income	9.01	8.38	7.01	6.89	6.81
Portfolio turnover	58	63	69	92	53
Net assets at end of period (000 omitted)	$108,217	$103,169	$149,162	$131,839	$111,348

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Domestic Equity	$3,682,767	$374,763	$41,163	$4,098,693
Non-U.S. Sovereign Debt	—	330,298	—	330,298
Corporate Bonds	—	173,431,945	—	173,431,945
Residential Mortgage-Backed Securities	—	24,547	—	24,547
Commercial Mortgage-Backed Securities	—	6,816,596	—	6,816,596
Asset-Backed Securities (including CDOs)	—	516,477	343,598	860,075
Foreign Bonds	—	23,386,911	—	23,386,911
Floating Rate Loans	—	12,610,468	—	12,610,468
Other Fixed Income Securities	—	1,143,054	—	1,143,054
Mutual Funds	3,286,982	—	—	3,286,982
Total Investments	$6,969,749	$218,635,059	$384,761	$225,989,569

Other Financial Instruments
Forward Currency Contracts	$—	$37,367	$—	$37,367

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Domestic Equity	Asset-Backed Securities	Total
Balance as of 12/31/08	$—	$—	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	10,471	151,901	162,372
Net purchases (sales)	30,692	36,220	66,912
Transfers in and/or out of Level 3	—	155,477	155,477
Balance as of 12/31/09	$41,163	$343,598	$384,761

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	$71,970	Payable for forward foreign currency exchange contracts	$(34,603)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Foreign Currency Transactions	Swap Transactions	Total
Foreign Exchange Contracts	$8,613	$—	$8,613
Credit Contracts	—	(3,311,002)	(3,311,002)
Total	$8,613	$(3,311,002)	$(3,302,389)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Foreign Exchange Contracts	$(36,249)	$—	$(36,249)
Credit Contracts	—	2,993,001	2,993,001
Total	$(36,249)	$2,993,001	$2,956,752

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2009, the portfolio had unfunded loan commitments of $56,807, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$21,199,945	$25,133,394

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$239,290,944
Gross appreciation	12,277,276
Gross depreciation	(25,578,651)
Net unrealized appreciation (depreciation)	$(13,301,375)
Undistributed ordinary income	20,656,881
Capital loss carryforwards	(93,279,661)
Other temporary differences	(541,839)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(46,740,625)
12/31/13	(5,089,839)
12/31/14	(7,011,353)
12/31/16	(23,243,372)
12/31/17	(11,194,472)
$(93,279,661)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$10,861,982	$13,147,666
Service Class	10,337,963	11,985,728
Total	$21,199,945	$25,133,394

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders, but such agreement will continue at least until April 30, 2010. This management fee reduction amounted to $107,313, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s total annual operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, and brokerage commissions, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

In addition, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2010. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0402% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,892 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

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MFS High Yield Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $119,584,581 and $137,824,343, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,528,393	$6,890,150	2,668,236	$13,260,670
Service Class	1,358,723	6,068,280	5,487,552	24,860,434
	2,887,116	$12,958,430	8,155,788	$38,121,104
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,642,818	$10,861,982	2,151,827	$13,147,666
Service Class	2,533,814	10,337,963	1,974,585	11,985,728
	5,176,632	$21,199,945	4,126,412	$25,133,394
Shares reacquired
Initial Class	(5,492,264)	$(25,876,431)	(8,850,420)	$(51,391,122)
Service Class	(9,130,838)	(42,474,889)	(5,915,569)	(32,826,318)
	(14,623,102)	$(68,351,320)	(14,765,989)	$(84,217,440)
Net change
Initial Class	(1,321,053)	$(8,124,299)	(4,030,357)	$(24,982,786)
Service Class	(5,238,301)	(26,068,646)	1,546,568	4,019,844
	(6,559,354)	$(34,192,945)	(2,483,789)	$(20,962,942)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $3,218 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	71,925,699	(68,638,717)	3,286,982

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,643	$3,286,982

27

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

29

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

30

MFS High Yield Portfolio

Trustees and Officers – continued

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

31

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 5th quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, including changes to the portfolio management team, the Board of Trustees concluded that the Fund’s performance was adequate.

32

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on a permanent basis, requiring shareholder approval for any modification or termination, and they accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

33

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

34

MFS High Yield Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

MFS® Bond Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	61.1%
High Yield Corporates	23.8%
Emerging Markets Bonds	6.7%
Commercial Mortgage-Backed Securities	4.7%
Non-U.S. Government Bonds	0.5%
Asset-Backed Securities	0.2%
Collateralized Debt Obligations	0.2%
Mortgage-Backed Securities	0.2%

Credit quality of bonds (a)(r)
AAA	2.2%
AA	6.4%
A	18.4%
BBB	47.5%
BB	19.0%
B	5.7%
CCC	0.5%
CC	0.3%
D (o)	0.0%

Portfolio facts
Average Duration (d)(i)	5.0
Average Effective Maturity (i)(m)	7.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Bond Portfolio (the “fund”) provided a total return of 27.96%, while Service Class shares of the fund provided a total return of 27.66%. These compare with a return of 16.04% for the fund’s benchmark, the Barclays Capital U.S. Credit Bond Index. Effective May 1, 2009, the fund changed its benchmark from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Credit Bond Index because it is believed that it more closely corresponds to the investment objective and policies of the fund. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Government/Credit Bond Index generated a return of 4.52%.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Relative to the Barclays Capital U.S Credit Bond Index, the fund’s greater exposure to “BBB” rated (r) and below-investment-grade securities was a key driver of positive outperformance. Bonds within these credit quality sectors outperformed higher-quality issues over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy. The benchmark holds only investment-grade (“BBB” rated and above) securities.

The fund’s return from yield, which was greater than that of the benchmark, was another positive contributor to performance.

Security selection also boosted relative results. Top individual contributors during the reporting period included the fund’s holdings of financial services providers UniCredito Italiano and Barclays, hotel and resort operator Wyndham Worldwide, and real estate investment trusts (REITs) Simon Property Group, HRPT Properties Trust, and ProLogis.

The fund’s greater exposure to corporate bonds in the financial sector also contributed to relative returns as holdings within this sector exhibited strong returns for the reporting period.

A greater exposure to commercial mortgage-backed securities was another factor that benefited relative returns.

Detractors from Performance

During the reporting period, the fund’s lesser exposure to investment-grade corporate bonds in the industrial sector detracted from relative performance.

The fund’s exposure to U.S. Treasury securities also held back relative results as the performance of treasury securities significantly lagged the benchmark return.

3

MFS Bond Portfolio

Management Review – continued

Among individual securities, significant price deterioration of two structured finance bonds, Bayview Financial and Falcon Franchise Loan, detracted from performance. Additionally, our purchase of protection on Weyerhaeuser (h) in the credit default swap market underperformed as its spreads tightened during the year.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Return through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/06/98	27.96%	4.87%	6.77%	N/A
Service Class	8/24/01	27.66%	4.62%	N/A	5.83%

Comparative benchmarks
Barclays Capital U.S. Credit Bond Index (f)		16.04%	4.68%	6.64%	N/A
Barclays Capital U.S. Government/Credit Bond Index (e)(f)		4.52%	4.70%	6.34%	N/A

(e)	Effective May 1, 2009, the fund changed its benchmark from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Credit Bond Index because it is believed that it more closely corresponds to the investment objective and policies of the fund.

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

5

MFS Bond Portfolio

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.72%	$1,000.00	$1,127.99	$3.86
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,126.70	$5.20
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 95.8%
Aerospace – 0.7%
Bombardier, Inc., 6.3%, 2014 (n)	$1,275,000	$1,262,250

Airlines – 1.5%
Continental Airlines, Inc., 7.25%, 2019	$750,000	$763,125
Delta Air Lines, Inc., 7.57%, 2010	1,045,000	1,059,369
Delta Air Lines, Inc., 7.75%, 2019	966,000	985,320

		$2,807,814

Asset Backed & Securitized – 5.2%
ARCap REIT, Inc., CDO, “G”, 6.08%, 2045 (z)	$350,000	$28,875
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040 (z)	380,270	161,691
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	328,671	331,958
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	514,266	446,271
Commercial Mortgage Acceptance Corp., FRN, 1.605%, 2030 (i)	1,344,972	78,728
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	397,355	339,130
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	737	733
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	454,000	378,734
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	890,177	673,122
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	625,000	634,351
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	440,000	149,600
Falcon Franchise Loan LLC, FRN, 3.675%, 2025 (i)(z)	1,895,145	132,471
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	379,460	397,349
GE Commercial Mortgage Corp., FRN, 5.335%, 2044	440,000	346,275
GMAC LLC, FRN, 6.02%, 2033 (z)	800,000	733,219
GMAC LLC, FRN, 7.656%, 2034 (n)	825,000	705,721
Greenwich Capital Commercial Funding Corp., FRN, 5.918%, 2038	350,000	286,362
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	1,020,006	860,432
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.342%, 2042 (n)	765,072	241,906
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	195,039	169,850
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.99%, 2051	410,000	401,840
KKR Financial CLO Ltd., “C”, CDO, FRN, 1.722%, 2021 (n)	524,715	338,441
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.819%, 2030 (i)	1,673,955	51,225

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	$234,000	$55,546
Morgan Stanley Capital I, Inc., 5.72%, 2032	19,054	19,445
Morgan Stanley Capital I, Inc., FRN, 0.905%, 2030 (i)(n)	3,624,604	134,724
Mortgage Capital Funding, Inc., FRN, 2.009%, 2031 (i)	111,070	41
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032 (z)	800,000	795,500
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013 (z)	567,000	501,662
Spirit Master Funding LLC, 5.05%, 2023 (z)	394,697	326,473

		$9,721,675

Automotive – 0.3%
Ford Motor Credit Co. LLC, 9.75%, 2010	$530,000	$546,880

Broadcasting – 1.3%
Inmarsat Finance PLC, 7.375%, 2017 (n)	$1,104,000	$1,128,840
News America, Inc., 8.5%, 2025	770,000	907,005
WPP Finance, 8%, 2014	366,000	416,237

		$2,452,082

Brokerage & Asset Managers – 0.8%
Abbey National Treasury Services PLC, 4.15%, 2014	$855,000	$842,968
BlackRock, Inc., 5%, 2019	680,000	668,223

		$1,511,191

Building – 0.8%
CEMEX Finance LLC, 9.5%, 2016 (z)	$102,000	$106,845
CRH PLC, 8.125%, 2018	477,000	556,344
Hanson PLC, 7.875%, 2010	380,000	393,767
Odebrecht Finance Ltd., 7%, 2020 (n)	453,000	458,096

		$1,515,052

Cable TV – 2.9%
Cox Communications, Inc., 4.625%, 2013	$994,000	$1,033,649
Cox Communications, Inc., 6.25%, 2018 (n)	261,000	277,805
DIRECTV Holdings LLC, 7.625%, 2016	1,000,000	1,092,500
DIRECTV Holdings LLC, 5.875%, 2019 (n)	490,000	498,377
TCI Communications, Inc., 9.8%, 2012	439,000	496,862
Time Warner Cable, Inc., 8.25%, 2019	850,000	1,012,430
Time Warner Cable, Inc., 5%, 2020	860,000	833,969
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	317,987

		$5,563,579

Chemicals – 1.7%
Ashland, Inc., 9.125%, 2017 (n)	$685,000	$751,788
Dow Chemical Co., 8.55%, 2019	490,000	584,641

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Dow Chemical Co., 9.4%, 2039	$408,000	$539,438
Nalco Co., 8.25%, 2017 (z)	1,283,000	1,363,188

		$3,239,055

Computer Software – 0.6%
Seagate Technology HDD Holdings, 6.375%, 2011	$1,070,000	$1,088,725

Conglomerates – 0.5%
American Standard Cos., Inc., 7.625%, 2010	$302,000	$303,737
Kennametal, Inc., 7.2%, 2012	526,000	551,072

		$854,809

Construction – 0.4%
D.R. Horton, Inc., 7.875%, 2011	$764,000	$806,020

Consumer Products – 1.7%
Clorox Co., 5%, 2013	$700,000	$748,266
Controladora Mabe S.A. de C.V., 7.875%, 2019 (n)	375,000	375,938
Fortune Brands, Inc., 5.125%, 2011	914,000	942,692
Hasbro, Inc., 6.125%, 2014	370,000	402,837
Newell Rubbermaid, Inc., 5.5%, 2013	702,000	725,940

		$3,195,673

Consumer Services – 1.7%
Corrections Corp. of America, 7.75%, 2017	$1,100,000	$1,133,000
Service Corp. International, 7.375%, 2014	820,000	824,100
Western Union Co., 5.4%, 2011	1,133,000	1,209,685

		$3,166,785

Containers – 1.0%
Crown Americas LLC, 7.625%, 2017 (z)	$956,000	$991,850
Owens-Illinois, Inc., 7.375%, 2016	850,000	877,625

		$1,869,475

Defense Electronics – 1.7%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$635,000	$683,050
L-3 Communications Corp., 6.375%, 2015	2,439,000	2,448,146

		$3,131,196

Electronics – 0.6%
Tyco Electronics Group S.A., 6.55%, 2017	$360,000	$372,226
Tyco Electronics Group S.A., 7.125%, 2037	700,000	721,799

		$1,094,025

Emerging Market Quasi-Sovereign – 1.9%
BNDES Participacoes S.A., 6.5%, 2019 (n)	$444,000	$477,300
Export-Import Bank of Korea, 5.875%, 2015	253,000	271,497
Gaz Capital S.A., 8.125%, 2014 (n)	583,000	617,980
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	137,000	146,419
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	403,000	485,615
Majapahit Holding B.V., 7.75%, 2020 (n)	814,000	852,665
Qtel International Finance Ltd., 7.875%, 2019 (n)	367,000	411,397

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	$300,000	$324,577

		$3,587,450

Emerging Market Sovereign – 1.3%
Republic of Croatia, 6.75%, 2019 (n)	$584,000	$629,012
Republic of Uruguay, 8%, 2022	311,000	356,095
Republic of Uruguay, 6.875%, 2025	260,000	273,000
State of Qatar, 4%, 2015 (n)	620,000	621,550
State of Qatar, 5.25%, 2020 (n)	618,000	622,635

		$2,502,292

Energy – Independent – 3.0%
Anadarko Petroleum Corp., 6.45%, 2036	$800,000	$835,495
Newfield Exploration Co., 6.625%, 2016	1,100,000	1,102,750
Nexen, Inc., 6.4%, 2037	652,000	656,901
Pioneer Natural Resource Co., 7.5%, 2020	518,000	518,235
Pioneer Natural Resources Co., 6.65%, 2017	1,100,000	1,084,894
Questar Market Resources, Inc., 6.8%, 2020	699,000	728,571
Talisman Energy, Inc., 7.75%, 2019	590,000	692,900

		$5,619,746

Energy – Integrated – 0.3%
Hess Corp., 8.125%, 2019	$440,000	$530,621

Financial Institutions – 1.0%
General Electric Capital Corp., 3.75%, 2014	$413,000	$412,279
GMAC LLC, 7.25%, 2011 (z)	609,000	602,910
International Lease Finance Corp., 6.375%, 2013	453,000	372,448
International Lease Finance Corp., 5.875%, 2013	606,000	481,689

		$1,869,326

Food & Beverages – 5.1%
Anheuser-Busch Cos., Inc., 7.2%, 2014 (n)	$280,000	$317,565
Anheuser-Busch Cos., Inc., 7.75%, 2019 (n)	610,000	714,185
Anheuser-Busch Cos., Inc., 5.375%, 2020 (n)	1,000,000	1,020,259
Del Monte Foods Co., 7.5%, 2019 (z)	1,485,000	1,529,550
Diageo Capital PLC, 5.5%, 2016	1,070,000	1,143,207
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	656,000	735,913
General Mills, Inc., 5.65%, 2012	374,000	406,866
Kraft Foods, Inc., 6.125%, 2018	920,000	970,002
Miller Brewing Co., 5.5%, 2013 (n)	1,724,000	1,835,610
Tyson Foods, Inc., 7.85%, 2016	950,000	973,750

		$9,646,907

Food & Drug Stores – 0.4%
CVS Caremark Corp., 5.75%, 2017	$664,000	$700,795

Forest & Paper Products – 0.5%
Georgia-Pacific Corp., 7.125%, 2017 (n)	$1,000,000	$1,012,500

Gaming & Lodging – 1.1%
Royal Caribbean Cruises Ltd., 8%, 2010	$705,000	$717,338
Wyndham Worldwide Corp., 6%, 2016	1,530,000	1,425,339

		$2,142,677

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 2.2%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$792,000	$585,043
Metropolitan Life Global Funding, 5.125%, 2013 (n)	600,000	635,634
Metropolitan Life Global Funding, 5.125%, 2014 (n)	370,000	391,570
Prudential Financial, Inc., 4.75%, 2015	631,000	639,843
Prudential Financial, Inc., 6%, 2017	600,000	619,023
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,363,769

		$4,234,882

Insurance – Health – 1.1%
Humana, Inc., 7.2%, 2018	$754,000	$771,144
WellPoint, Inc., 6.8%, 2012	1,241,000	1,369,221

		$2,140,365

Insurance – Property & Casualty – 0.7%
AXIS Capital Holdings Ltd., 5.75%, 2014	$855,000	$860,635
Chubb Corp., 6.375% to 2017, FRN to 2067	279,000	259,470
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	146,000	123,370

		$1,243,475

International Market Quasi-Sovereign – 0.2%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$413,000	$412,200

Machinery & Tools – 0.5%
Case New Holland, Inc., 7.75%, 2013 (z)	$902,000	$922,295

Major Banks – 11.0%
Abbey National Treasury Services PLC, 3.875%, 2014 (n)	$413,000	$414,470
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	320,000	220,800
Banco Santander Chile, 2.875%, 2012 (z)	1,047,000	1,054,704
Bank of America Corp., 5.65%, 2018	580,000	589,055
Bank of America Corp., 7.625%, 2019	990,000	1,145,279
Bank of America Corp., 8% to 2018, FRN to 2049	533,000	513,140
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	882,000	811,440
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	644,000
Commonwealth Bank of Australia, 5%, 2019 (n)	1,400,000	1,389,963
Credit Suisse (USA), Inc., 4.875%, 2010	1,389,000	1,426,672
Credit Suisse (USA), Inc., 6%, 2018	180,000	188,341
Goldman Sachs Group, Inc., 5.625%, 2017	1,123,000	1,146,987
Goldman Sachs Group, Inc., 7.5%, 2019	910,000	1,060,881
JPMorgan Chase & Co., 6%, 2017	1,000,000	1,070,674
JPMorgan Chase Capital XXVII, 7%, 2039	960,000	968,172
Merrill Lynch & Co., Inc., 6.15%, 2013	500,000	535,079
Merrill Lynch & Co., Inc., 6.05%, 2016	349,000	352,140
Morgan Stanley, 5.75%, 2016	906,000	940,031
Morgan Stanley, 6.625%, 2018	701,000	757,899

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Morgan Stanley, 7.3%, 2019	$540,000	$606,382
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	441,000	401,374
PNC Funding Corp., 5.625%, 2017	1,095,000	1,085,062
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	851,000	791,430
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,020,000	1,010,945
Wachovia Corp., 6.605%, 2025	1,270,000	1,239,488
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	348,000	348,870

		$20,713,278

Medical & Health Technology & Services – 3.3%
CareFusion Corp., 6.375%, 2019 (n)	$340,000	$363,977
DaVita, Inc., 7.25%, 2015	1,400,000	1,403,500
Fisher Scientific International, Inc., 6.125%, 2015	1,440,000	1,485,000
HCA, Inc., 8.75%, 2010	948,000	970,515
Hospira, Inc., 5.55%, 2012	210,000	223,832
Hospira, Inc., 6.05%, 2017	760,000	795,427
McKesson Corp., 5.7%, 2017	770,000	807,639
McKesson Corp., 7.5%, 2019	120,000	142,306

		$6,192,196

Metals & Mining – 3.6%
ArcelorMittal, 6.125%, 2018	$750,000	$773,877
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	1,380,000	1,504,200
Gerdau Holdings, Inc., 7%, 2020 (n)	678,000	696,645
International Steel Group, Inc., 6.5%, 2014	945,000	1,008,594
Peabody Energy Corp., 5.875%, 2016	500,000	487,500
Peabody Energy Corp., “B”, 6.875%, 2013	850,000	859,563
Rio Tinto Finance USA Ltd., 5.875%, 2013	540,000	582,680
Vale Overseas Ltd., 6.875%, 2039	902,000	908,065

		$6,821,124

Mortgage Backed – 0.2%
Fannie Mae, 7.5%, 2030 - 2031	$187,714	$211,829
Freddie Mac, 5%, 2025	114,272	116,011

		$327,840

Natural Gas – Distribution – 0.6%
EQT Corp., 8.125%, 2019	$980,000	$1,132,266

Natural Gas – Pipeline – 3.5%
CenterPoint Energy, Inc., 7.875%, 2013	$1,383,000	$1,557,775
Energy Transfer Partners LP, 8.5%, 2014	176,000	203,156
Energy Transfer Partners LP, 9.7%, 2019	480,000	592,849
Enterprise Products Operating LP, 5.65%, 2013	354,000	377,187
Enterprise Products Partners LP, 6.3%, 2017	540,000	581,322
Kinder Morgan Energy Partners, 6.85%, 2020	370,000	410,432
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	430,347

10

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Kinder Morgan Energy Partners LP, 7.4%, 2031	$581,000	$634,960
Spectra Energy Capital LLC, 8%, 2019	942,000	1,102,443
Williams Cos., Inc., 7.125%, 2011	675,000	721,377

		$6,611,848

Network & Telecom – 3.2%
AT&T, Inc., 5.1%, 2014	$1,026,000	$1,103,627
CenturyTel, Inc., 7.6%, 2039	870,000	891,608
Qwest Corp., 7.875%, 2011	1,010,000	1,057,975
Qwest Corp., 8.375%, 2016	70,000	75,075
Telefonica Europe B.V., 7.75%, 2010	981,000	1,026,232
Telemar Norte Leste S.A., 9.5%, 2019 (n)	321,000	383,595
Verizon New York, Inc., 6.875%, 2012	635,000	690,890
Windstream Corp., 8.625%, 2016	800,000	814,000

		$6,043,002

Oil Services – 0.1%
Smith International, Inc., 9.75%, 2019	$190,000	$240,678

Other Banks & Diversified Financials – 5.4%
American Express Centurion Bank, 5.55%, 2012	$590,000	$630,963
American Express Co., 8.125%, 2019	720,000	853,244
Banco Bradesco S.A., 6.75%, 2019 (n)	786,000	819,405
Capital One Financial Corp., 8.8%, 2019	1,000,000	1,181,667
Capital One Financial Corp., 10.25%, 2039	510,000	592,875
Citigroup, Inc., 6.125%, 2018	635,000	638,434
Citigroup, Inc., 8.5%, 2019	428,000	494,234
Citigroup, Inc., 8.125%, 2039	760,000	857,772
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	412,000	327,981
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	1,051,000	917,290
Svenska Handelsbanken AB, 4.875%, 2014 (n)	990,000	1,037,370
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	547,000	428,028
UFJ Finance Aruba AEC, 6.75%, 2013	1,028,000	1,144,531
Woori America Bank, 7%, 2015 (n)	263,000	288,230

		$10,212,024

Pollution Control – 1.1%
Allied Waste North America, Inc., 6.875%, 2017	$1,110,000	$1,177,988
Republic Services, Inc., 5.25%, 2021 (n)	860,000	845,575

		$2,023,563

Precious Metals & Minerals – 0.7%
Teck Resources Ltd., 10.25%, 2016	$790,000	$920,350
Teck Resources Ltd., 6.125%, 2035	409,000	366,055

		$1,286,405

Printing & Publishing – 0.1%
Pearson PLC, 5.5%, 2013 (n)	$260,000	$272,929

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 0.7%
CSX Corp., 6.3%, 2012	$826,000	$893,677
CSX Corp., 7.375%, 2019	165,000	188,499
Kansas City Southern, 7.375%, 2014	330,000	321,750

		$1,403,926

Real Estate – 2.8%
HRPT Properties Trust, REIT, 6.25%, 2016	$1,027,000	$971,916
Kimco Realty Corp., REIT, 6.875%, 2019	402,000	408,776
Liberty Property LP, REIT, 5.5%, 2016	660,000	609,281
ProLogis, REIT, 5.75%, 2016	655,000	615,202
Simon Property Group, Inc., REIT, 6.35%, 2012	629,000	671,416
Simon Property Group, Inc., REIT, 5.75%, 2015	1,200,000	1,223,702
WEA Finance LLC, REIT, 6.75%, 2019 (n)	740,000	794,570

		$5,294,863

Restaurants – 0.3%
YUM! Brands, Inc., 8.875%, 2011	$466,000	$504,246

Retailers – 1.1%
J.C. Penney Corp., Inc., 8%, 2010	$81,000	$81,911
Macy’s, Inc., 6.625%, 2011	1,236,000	1,274,625
Staples, Inc., 7.75%, 2011	370,000	397,606
Staples, Inc., 9.75%, 2014	335,000	408,181

		$2,162,323

Supermarkets – 0.2%
Delhaize America, Inc., 9%, 2031	$360,000	$460,909

Supranational – 0.5%
Corporacion Andina de Fomento, 6.875%, 2012	$481,000	$515,487
Eurasian Development Bank, 7.375%, 2014 (n)	433,000	449,779

		$965,266

Telecommunications – Wireless – 1.7%
American Tower Corp., 4.625%, 2015 (n)	$770,000	$778,820
Crown Castle International Corp., 7.75%, 2017 (n)	960,000	1,022,400
Crown Castle International Corp., 7.125%, 2019	215,000	212,850
Rogers Cable, Inc., 5.5%, 2014	364,000	390,036
Rogers Wireless, Inc., 7.25%, 2012	535,000	602,816
Vodafone Group PLC, 5.625%, 2017	201,000	213,496

		$3,220,418

Telephone Services – 0.7%
Embarq Corp., 7.082%, 2016	$540,000	$596,472
Frontier Communications Corp., 8.25%, 2014	700,000	729,750

		$1,326,222

Tobacco – 3.4%
Altria Group, Inc., 9.7%, 2018	$414,000	$511,773
Altria Group, Inc., 9.95%, 2038	1,510,000	1,968,300

11

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Tobacco – continued
BAT International Finance PLC, 9.5%, 2018 (n)	$600,000	$761,933
Lorillard Tobacco Co., 8.125%, 2019	920,000	1,011,435
Reynolds American, Inc., 7.25%, 2012	881,000	968,495
Reynolds American, Inc., 6.75%, 2017	1,100,000	1,139,167

		$6,361,103

Transportation – Services – 0.9%
Erac USA Finance Co., 6.375%, 2017 (n)	$200,000	$202,013
Erac USA Finance Co., 7%, 2037 (n)	1,509,000	1,477,021

		$1,679,034

Utilities – Electric Power – 8.0%
AES Corp., 9.75%, 2016 (n)	$725,000	$793,875
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	1,110,000	1,214,420
Beaver Valley Funding Corp., 9%, 2017	815,000	890,762
CenterPoint Energy, Inc., 5.95%, 2017	800,000	793,465
DPL, Inc., 6.875%, 2011	614,000	656,198
Duke Energy Corp., 5.65%, 2013	930,000	997,620
EDP Finance B.V., 6%, 2018 (n)	1,010,000	1,078,923
Enel Finance International S.A., 5.125%, 2019 (n)	990,000	996,114
Enersis S.A., 7.375%, 2014	686,000	764,722
Exelon Generation Co. LLC, 5.2%, 2019	200,000	200,089
Exelon Generation Co. LLC, 6.25%, 2039	800,000	815,065
Mirant Americas Generation LLC, 8.3%, 2011	1,210,000	1,240,250

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
NiSource Finance Corp., 7.875%, 2010	$773,000	$810,382
NorthWestern Corp., 5.875%, 2014	680,000	705,354
NRG Energy, Inc., 7.375%, 2016	920,000	921,150
Oncor Electric Delivery Co., 6.8%, 2018	561,000	623,147
PSEG Power LLC, 5.32%, 2016 (n)	288,000	296,314
System Energy Resources, Inc., 5.129%, 2014 (z)	496,996	493,313
Waterford 3 Funding Corp., 8.09%, 2017	757,209	752,276

		$15,043,439

Total Bonds (Identified Cost, $175,317,880)		$180,690,719

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
GMAC, Inc., 7% (Identified Cost, $99,330) (a)(z)	129	$85,027

MONEY MARKET FUNDS (v) – 2.7%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	5,163,314	$5,163,314

Total Investments (Identified Cost, $180,580,524)		$185,939,060

OTHER ASSETS, LESS LIABILITIES – 1.4%		2,598,398

Net Assets – 100.0%		$188,537,458

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $41,151,524, representing 21.8% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ARCap REIT, Inc., CDO, “G”, 6.08%, 2045	9/21/04	$330,130	$28,875
Banco Santander Chile, 2.875%, 2012	11/09/09	1,045,548	1,054,704
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.031%, 2040	3/01/06	380,270	161,691
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	329,129	331,958
CEMEX Finance LLC, 9.5%, 2016	12/09/09	102,000	106,845
Case New Holland, Inc., 7.75%, 2013	8/11/09-8/12/09	879,523	922,295
Crown Americas LLC, 7.625%, 2017	10/16/09-10/20/09	980,766	991,850
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	616,657	634,351
Del Monte Foods Co., 7.5%, 2019	9/17/09-9/21/09	1,487,981	1,529,550
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	406,979	149,600
Falcon Franchise Loan LLC, FRN, 3.675%, 2025	1/29/03	203,754	132,471
GMAC LLC, 7.25%, 2011	12/26/08	559,865	602,910

12

MFS Bond Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Current Market Value
GMAC LLC, FRN, 6.02%, 2033	3/20/02	$780,852	$733,219
GMAC, Inc., 7% (Preferred Stock)	12/26/08	99,330	85,027
Nalco Co., 8.25%, 2017	12/17/09-12/18/09	1,365,933	1,363,188
PNC Mortgage Acceptance Corp., FRN, 7.1%, 2032	3/25/08	800,000	795,500
Prudential Securities Secured Financing Corp., FRN, 7.27%, 2013	12/06/04	592,184	501,662
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	390,433	326,473
System Energy Resources, Inc., 5.129%, 2014	4/16/04-9/08/04	497,126	493,313
Total Restricted Securities			$10,945,482
% of Net Assets			5.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/09

Swap Agreements at 12/31/09

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swaps
12/20/12	USD	910,000	Merrill Lynch International	1.0% (fixed rate)	(1)	$(565,423)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 0.643%, 10/06/10, a BB+ rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $175,417,210)	$180,775,746
Underlying funds, at cost and value	5,163,314
Total investments, at value (identified cost, $180,580,524)	$185,939,060
Restricted cash	$550,000
Receivables for
Fund shares sold	190,234
Interest	2,670,873
Other assets	7,391
Total assets		$189,357,558
Liabilities
Payables for
Fund shares reacquired	$189,036
Swaps, at value	565,423
Payable to affiliates
Investment adviser	6,204
Distribution and/or service fees	1,318
Administrative services fee	363
Payable for Trustees’ compensation	205
Accrued expenses and other liabilities	57,551
Total liabilities		$820,100
Net assets		$188,537,458
Net assets consist of
Paid-in capital	$185,002,581
Unrealized appreciation (depreciation) on investments	4,793,113
Accumulated net realized gain (loss) on investments	(10,862,780)
Undistributed net investment income	9,604,544
Net assets		$188,537,458
Shares of beneficial interest outstanding		17,453,011

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$92,244,126	8,507,848	$10.84
Service Class	96,293,332	8,945,163	10.76

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$10,181,816
Dividends	8,047
Dividends from underlying funds	8,869
Total investment income		$10,198,732
Expenses
Management fee	$918,229
Distribution and/or service fees	177,386
Administrative services fee	61,093
Trustees’ compensation	19,894
Custodian fee	33,676
Shareholder communications	14,186
Auditing fees	56,938
Legal fees	8,473
Miscellaneous	20,821
Total expenses		$1,310,696
Fees paid indirectly	(5)
Net expenses		$1,310,691
Net investment income		$8,888,041
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$22,742
Swap transactions	58,555
Net realized gain (loss) on investments		$81,297
Change in unrealized appreciation (depreciation)
Investments	$28,234,097
Swap transactions	(258,232)
Net unrealized gain (loss) on investments		$27,975,865
Net realized and unrealized gain (loss) on investments		$28,057,162
Change in net assets from operations		$36,945,203
See Notes to Financial Statements

15

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$8,888,041	$8,702,282
Net realized gain (loss) on investments	81,297	(5,215,473)
Net unrealized gain (loss) on investments	27,975,865	(20,000,533)
Change in net assets from operations	$36,945,203	$(16,513,724)
Distributions declared to shareholders
From net investment income	$(9,101,368)	$(10,791,358)
Change in net assets from fund share transactions	$38,151,700	$(33,294,978)
Total change in net assets	$65,995,535	$(60,600,060)
Net assets
At beginning of period	122,541,923	183,141,983
At end of period (including undistributed net investment income of $9,604,544 and $9,406,365, respectively)	$188,537,458	$122,541,923

See Notes to Financial Statements

16

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.11	$10.89	$11.19	$11.40	$12.15
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.57	$0.60	$0.59	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	1.81	(1.64)	(0.21)	(0.04)	(0.39)
Total from investment operations	$2.40	$(1.07)	$0.39	$0.55	$0.20
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.71)	$(0.69)	$(0.69)	$(0.74)
From net realized gain on investments	—	—	—	(0.07)	(0.21)
Total distributions declared to shareholders	$(0.67)	$(0.71)	$(0.69)	$(0.76)	$(0.95)
Net asset value, end of period	$10.84	$9.11	$10.89	$11.19	$11.40
Total return (%) (k)(s)	27.96	(10.53)	3.53	5.20	1.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.74	0.74	0.71	0.71	0.72
Net investment income	5.93	5.64	5.50	5.32	5.05
Portfolio turnover	71	46	42	47	52
Net assets at end of period (000 omitted)	$92,244	$70,504	$105,554	$120,991	$143,680

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.04	$10.81	$11.11	$11.33	$12.07
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.54	$0.57	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.80	(1.63)	(0.21)	(0.05)	(0.38)
Total from investment operations	$2.36	$(1.09)	$0.36	$0.51	$0.18
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.68)	$(0.66)	$(0.66)	$(0.71)
From net realized gain on investments	—	—	—	(0.07)	(0.21)
Total distributions declared to shareholders	$(0.64)	$(0.68)	$(0.66)	$(0.73)	$(0.92)
Net asset value, end of period	$10.76	$9.04	$10.81	$11.11	$11.33
Total return (%) (k)(s)	27.66	(10.77)	3.28	4.87	1.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.99	0.99	0.96	0.96	0.97
Net investment income	5.64	5.39	5.25	5.07	4.81
Portfolio turnover	71	46	42	47	52
Net assets at end of period (000 omitted)	$96,293	$52,038	$77,588	$76,471	$75,776

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the

18

MFS Bond Portfolio

Notes to Financial Statements – continued

fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$85,027	$—	$85,027
Non-U.S. Sovereign Debt	—	7,467,208	—	7,467,208
Corporate Bonds	—	133,179,461	—	133,179,461
Residential Mortgage-Backed Securities	—	328,573	—	328,573
Commercial Mortgage-Backed Securities	—	8,859,976	—	8,859,976
Asset-Backed Securities	—	860,965	—	860,965
Foreign Bonds	—	29,994,536	—	29,994,536
Mutual Funds	5,163,314	—	—	5,163,314
Total Investments	$5,163,314	$180,775,746	$—	$185,939,060

Other Financial Instruments
Swaps	$—	$(565,423)	$—	$(565,423)

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

19

MFS Bond Portfolio

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value
Credit Contracts Not Accounted For as Hedging Instruments Under ASC 815	Credit Default Swaps	Swaps, at value	$(565,423)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for year ended December 31, 2009 as reported in the Statement of Operations:

Swap Transactions
Credit Contracts	$58,555

The following table presents by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Swap Transactions
Credit Contracts	$(258,232)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

20

MFS Bond Portfolio

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of December 31, 2009 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $910,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

21

MFS Bond Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$9,101,368	$10,791,358

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$181,748,630
Gross appreciation	9,053,283
Gross depreciation	(4,862,853)
Net unrealized appreciation (depreciation)	$4,190,430
Undistributed ordinary income	9,038,818
Capital loss carryforwards	(9,694,371)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(2,113,205)
12/31/15	(1,256,685)
12/31/16	(5,876,744)
12/31/17	(447,737)
$(9,694,371)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$5,289,494	$6,244,633
Service Class	3,811,874	4,546,725
Total	$9,101,368	$10,791,358

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

22

MFS Bond Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $1 billion. This written agreement will continue until modified or rescinded by the fund’s shareholders, but such agreement will continue at least until April 30, 2010. For the year ended December 31, 2009, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0399% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,761 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,599,174	$13,636,666
Investments (non-U.S. Government securities)	$134,563,759	$91,303,572

23

MFS Bond Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,165,319	$11,304,830	314,028	$3,103,635
Service Class	3,840,207	37,713,447	508,752	5,148,811
	5,005,526	$49,018,277	822,780	$8,252,446
Shares issued to shareholders in reinvestment of distributions
Initial Class	593,658	$5,289,494	609,828	$6,244,633
Service Class	430,234	3,811,874	446,633	4,546,725
	1,023,892	$9,101,368	1,056,461	$10,791,358
Shares reacquired
Initial Class	(989,878)	$(9,727,338)	(2,877,063)	$(29,003,530)
Service Class	(1,078,796)	(10,240,607)	(2,376,422)	(23,335,252)
	(2,068,674)	$(19,967,945)	(5,253,485)	$(52,338,782)
Net change
Initial Class	769,099	$6,866,986	(1,953,207)	$(19,655,262)
Service Class	3,191,645	31,284,714	(1,421,037)	(13,639,716)
	3,960,744	$38,151,700	(3,374,244)	$(33,294,978)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $2,258 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	81,359,214	(76,195,900)	5,163,314

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$8,869	$5,163,314

24

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

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MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

26

MFS Bond Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

27

MFS Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

28

MFS Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 4th quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

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MFS Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee on average daily net assets over $1 billion on a permanent basis, requiring shareholder approval for any modification or termination, and concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

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MFS Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS fund on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products and Performance” section of mfs.com.

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MFS Bond Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

MFS INVESTMENT MANAGEMENT

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	57.4%
U.S. Treasury Securities	23.6%
U.S. Government Agencies	9.6%
Municipal Bonds	3.2%
Commercial Mortgage-Backed Securities	1.0%
High Grade Corporates	0.2%

Credit quality of bonds (a)(r)
AAA	96.8%
AA	2.9%
Not Rated	0.3%

Portfolio facts
Average Duration (d)(i)	3.9
Average Effective Maturity (i)(m)	5.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AAA

(a)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation. Also excluded from the calculation are convertible bonds, inverse floaters, currencies, futures, options, swaps, cash, and cash-equivalents. Average ratings are converted to the S&P scale and are subject to change.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(r)	Percentages are based on the total market value of investments as of 12/31/09.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Government Securities Portfolio (the “fund”) provided a total return of 4.49%, while Service Class shares of the fund provided a total return of 4.23%. These compare with a return of 1.96% for the fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Contributors to Performance

Relative to the Barclays Capital U.S. Government/Mortgage Bond Index, the fund’s yield curve(y) positioning, particularly a lesser exposure to the long end of the curve, was a key contributor to relative outperformance.

The fund’s greater exposure to commercial mortgage-backed securities and municipal bonds, neither of which are represented in the benchmark, also enhanced relative returns as both sectors performed exceptionally well over the reporting period.

Detractors from Performance

The fund’s lower exposure to pure pass-through mortgage-backed securities held back relative performance as these bonds outperformed the benchmark return over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	6/12/85	4.49%	5.22%	6.10%	N/A
Service Class	8/24/01	4.23%	4.96%	N/A	4.92%

Comparative benchmark
Barclays Capital U.S. Government/Mortgage Bond Index (f)		1.96%	5.32%	6.32%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Barclays Capital U.S. Government/Mortgage Bond Index - measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.62%	$1,000.00	$1,023.36	$3.16
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
Service Class	Actual	0.87%	$1,000.00	$1,022.71	$4.44
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 91.1%
Agency – Other – 4.3%
Financing Corp., 9.4%, 2018	$5,475,000	$7,332,262
Financing Corp., 9.8%, 2018	7,760,000	10,584,593
Financing Corp., 10.35%, 2018	3,415,000	4,809,693
Financing Corp., STRIPS, 0%, 2017	8,940,000	6,309,941

		$29,036,489

Asset Backed & Securitized – 1.0%
Commercial Mortgage Pass-Through Certificates, 5.306%, 2046	$3,445,785	$2,940,871
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	2,026,008	1,764,351
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.99%, 2051	1,981,480	1,942,044

		$6,647,266

Local Authorities – 0.2%
University of California Rev. (Build America Bonds), 5.77%, 2043	$1,220,000	$1,183,546
Utah Transit Authority Sales Tax Rev. (Build America Bonds), “B”, 5.937%, 2039	345,000	347,246

		$1,530,792

Mortgage Backed – 57.2%
Fannie Mae, 6.022%, 2010	$400,000	$416,862
Fannie Mae, 5.503%, 2011	649,000	688,655
Fannie Mae, 6.088%, 2011	1,020,000	1,073,840
Fannie Mae, 4.73%, 2012	882,415	928,388
Fannie Mae, 4.79%, 2012 - 2015	7,226,741	7,557,597
Fannie Mae, 4.791%, 2012	401,814	422,119
Fannie Mae, 6.005%, 2012	267,812	285,393
Fannie Mae, 4.517%, 2013	797,099	833,413
Fannie Mae, 4.542%, 2013	1,423,681	1,493,215
Fannie Mae, 4.845%, 2013	1,690,463	1,785,833
Fannie Mae, 5.06%, 2013	860,108	900,631
Fannie Mae, 5.098%, 2013	2,960,388	3,151,804
Fannie Mae, 5.37%, 2013	1,533,362	1,637,494
Fannie Mae, 4.582%, 2014	1,135,935	1,189,706
Fannie Mae, 4.6%, 2014	819,586	857,930
Fannie Mae, 4.61%, 2014	3,201,493	3,354,646
Fannie Mae, 4.77%, 2014	702,807	739,941
Fannie Mae, 4.82%, 2014	719,884	758,082
Fannie Mae, 4.84%, 2014	4,780,123	5,035,644
Fannie Mae, 4.872%, 2014	3,060,459	3,220,805
Fannie Mae, 4.88%, 2014 - 2020	902,596	947,398
Fannie Mae, 5.1%, 2014	885,058	940,660
Fannie Mae, 4.56%, 2015	1,060,462	1,100,627
Fannie Mae, 4.62%, 2015	1,481,418	1,544,118
Fannie Mae, 4.665%, 2015	716,659	747,153
Fannie Mae, 4.69%, 2015	584,715	610,651
Fannie Mae, 4.7%, 2015	1,061,247	1,107,917
Fannie Mae, 4.74%, 2015	671,714	701,871
Fannie Mae, 4.78%, 2015	932,578	975,274
Fannie Mae, 4.81%, 2015	936,241	983,181
Fannie Mae, 4.815%, 2015	824,000	863,297

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 4.85%, 2015	$586,214	$615,962
Fannie Mae, 4.856%, 2015	318,120	331,556
Fannie Mae, 4.87%, 2015	617,379	648,003
Fannie Mae, 4.89%, 2015	697,537	733,628
Fannie Mae, 4.921%, 2015	2,187,550	2,305,411
Fannie Mae, 4.997%, 2015	163,172	172,355
Fannie Mae, 5.466%, 2015	3,109,693	3,349,270
Fannie Mae, 4.5%, 2016 - 2029	21,570,640	22,386,643
Fannie Mae, 5.157%, 2016	1,266,201	1,353,336
Fannie Mae, 5.424%, 2016	1,922,829	2,069,392
Fannie Mae, 6.5%, 2016 - 2037	8,632,103	9,343,055
Fannie Mae, 4.989%, 2017	3,496,937	3,695,158
Fannie Mae, 5.5%, 2017 - 2038	81,356,630	85,456,307
Fannie Mae, 6%, 2017 - 2037	16,505,092	17,498,011
Fannie Mae, 5.16%, 2018	1,439,759	1,530,496
Fannie Mae, 4.67%, 2019	525,000	530,314
Fannie Mae, 4.83%, 2019	399,220	407,726
Fannie Mae, 4.874%, 2019	2,411,249	2,539,258
Fannie Mae, 5%, 2019 - 2039	33,054,278	34,207,740
Fannie Mae, 5.05%, 2019	333,793	346,078
Fannie Mae, 7.5%, 2022 - 2031	822,581	927,832
Freddie Mac, 4.5%, 2010 - 2026	8,290,636	8,480,697
Freddie Mac, 4.375%, 2015	1,509,232	1,548,244
Freddie Mac, 5%, 2016 - 2039	21,596,082	22,377,227
Freddie Mac, 4.186%, 2019	814,000	792,921
Freddie Mac, 5.085%, 2019	2,879,000	2,978,714
Freddie Mac, 6%, 2021 - 2038	27,807,770	29,663,730
Freddie Mac, 5.5%, 2022 - 2036	43,940,574	46,007,806
Freddie Mac, 4%, 2024	261,501	262,659
Freddie Mac, 5.25%, 2026	1,893,676	1,930,289
Freddie Mac, 6.5%, 2032 - 2037	4,905,022	5,278,814
Ginnie Mae, 5.5%, 2033 - 2038	15,830,873	16,655,754
Ginnie Mae, 5.612%, 2058	4,880,514	5,211,462
Ginnie Mae, 6.357%, 2058	2,855,845	3,073,045

		$381,563,038

Municipals – 3.2%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$6,165,000	$6,989,939
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2028	2,995,000	3,480,849
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	2,125,000	2,477,941
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	2,445,000	2,985,541
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	1,020,000	1,197,857
Massachusetts Water Resources Authority Rev., “B”, FSA, 5.25%, 2035	3,775,000	4,141,552

		$21,273,679

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – 5.1%
Aid-Egypt, 4.45%, 2015	$4,000,000	$4,196,480
Empresa Energetica Cornito Ltd., 6.07%, 2010	1,385,000	1,408,503
Farmer Mac, 5.5%, 2011 (n)	5,370,000	5,670,376
Small Business Administration, 6.35%, 2021	1,234,912	1,328,221
Small Business Administration, 6.34%, 2021	1,262,392	1,357,774
Small Business Administration, 6.44%, 2021	1,524,278	1,643,036
Small Business Administration, 6.625%, 2021	1,937,133	2,095,982
Small Business Administration, 6.07%, 2022	1,486,294	1,593,711
Small Business Administration, 4.98%, 2023	1,249,386	1,295,393
Small Business Administration, 4.77%, 2024	2,130,467	2,215,763
Small Business Administration, 5.52%, 2024	1,693,689	1,785,554
Small Business Administration, 5.11%, 2025	1,682,375	1,758,153
U.S. Department of Housing & Urban Development, 6.36%, 2016	6,000,000	6,382,668
U.S. Department of Housing & Urban Development, 6.59%, 2016	1,206,000	1,209,944

		$33,941,558

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – 20.1%
U.S. Treasury Bonds, 7.875%, 2021	$114,000	$153,223
U.S. Treasury Bonds, 6.25%, 2023	2,875,000	3,433,828
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,157,409
U.S. Treasury Bonds, 6.75%, 2026	1,829,000	2,307,684
U.S. Treasury Bonds, 5.25%, 2029	11,548,000	12,511,542
U.S. Treasury Bonds, 5%, 2037	4,802,000	5,099,873
U.S. Treasury Bonds, 4.375%, 2038	348,000	334,080
U.S. Treasury Notes, 3.125%, 2013 (f)	55,320,000	57,493,910
U.S. Treasury Notes, 3.75%, 2018	34,990,000	34,987,271
U.S. Treasury Notes, 6.375%, 2027	6,594,000	8,052,922
U.S. Treasury Notes, TIPS, 1.625%, 2015	6,361,495	6,615,954

		$134,147,696

Total Bonds (Identified Cost, $589,549,976)		$608,140,518

MONEY MARKET FUNDS (v) – 8.3%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	55,015,709	$55,015,709

Total Investments (Identified Cost, $644,565,685)		$663,156,227

OTHER ASSETS, LESS LIABILITIES – 0.6%		4,239,698

Net Assets – 100.0%		$667,395,925

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,670,376, representing 0.8% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TIPS	Treasury Inflation Protected Security

Insurers
FSA	Financial Security Assurance, Inc.

Derivative Contracts at 12/31/09

Futures Contracts Outstanding at 12/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	18	$2,076,750	Mar-10	$88,953

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Long)	USD	110	$23,789,219	Mar-10	$(112,104)

At December 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

7

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $589,549,976)	$608,140,518
Underlying funds, at cost and value	55,015,709
Total investments, at value (identified cost, $644,565,685)	$663,156,227
Cash	$2,840
Receivables for
Fund shares sold	462,056
Interest	4,427,207
Other assets	24,651
Total assets		$668,072,981
Liabilities
Payables for
Daily variation margin on open futures contracts	$11,625
Fund shares reacquired	545,623
Payable to affiliates
Investment adviser	20,146
Distribution and/or service fees	5,719
Administrative services fee	1,238
Payable for Trustees’ compensation	730
Accrued expenses and other liabilities	91,975
Total liabilities		$677,056
Net assets		$667,395,925
Net assets consist of
Paid-in capital	$631,113,255
Unrealized appreciation (depreciation) on investments	18,567,391
Accumulated net realized gain (loss) on investments	(5,669,075)
Undistributed net investment income	23,384,354
Net assets		$667,395,925
Shares of beneficial interest outstanding		50,982,423

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$250,132,522	19,030,862	$13.14
Service Class	417,263,403	31,951,561	13.06

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$26,480,226
Dividends from underlying funds	75,914
Total investment income		$26,556,140
Expenses
Management fee	$3,276,455
Distribution and/or service fees	842,007
Administrative services fee	237,758
Trustees’ compensation	86,770
Custodian fee	81,457
Shareholder communications	25,962
Auditing fees	48,607
Legal fees	7,037
Miscellaneous	54,867
Total expenses		$4,660,920
Fees paid indirectly	(4)
Net expenses		$4,660,916
Net investment income		$21,895,224
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$2,289,603
Futures contracts	687,290
Net realized gain (loss) on investments		$2,976,893
Change in unrealized appreciation (depreciation)
Investments	$113,571
Futures contracts	385,548
Net unrealized gain (loss) on investments		$499,119
Net realized and unrealized gain (loss) on investments		$3,476,012
Change in net assets from operations		$25,371,236

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$21,895,224	$24,530,991
Net realized gain (loss) on investments	2,976,893	12,898,623
Net unrealized gain (loss) on investments	499,119	10,210,135
Change in net assets from operations	$25,371,236	$47,639,749
Distributions declared to shareholders
From net investment income	$(26,160,014)	$(31,001,486)
Change in net assets from fund share transactions	$130,962,885	$(99,982,211)
Total change in net assets	$130,174,107	$(83,343,948)
Net assets
At beginning of period	537,221,818	620,565,766
At end of period (including undistributed net investment income of $23,384,354 and $26,155,041, respectively)	$667,395,925	$537,221,818

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.23	$12.89	$12.65	$12.84	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.55	$0.56	$0.56	$0.56
Net realized and unrealized gain (loss) on investments	0.08	0.51	0.31	(0.12)	(0.26)
Total from investment operations	$0.58	$1.06	$0.87	$0.44	$0.30
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.72)	$(0.63)	$(0.63)	$(0.62)
Net asset value, end of period	$13.14	$13.23	$12.89	$12.65	$12.84
Total return (%) (k)(s)	4.49	8.55	7.18	3.68	2.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.64	0.65	0.63	0.63	0.63
Net investment income	3.85	4.31	4.48	4.47	4.32
Portfolio turnover	36	52	39	29	75
Net assets at end of period (000 omitted)	$250,133	$266,170	$299,871	$351,906	$425,740

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.15	$12.81	$12.58	$12.77	$13.10
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.52	$0.53	$0.53	$0.53
Net realized and unrealized gain (loss) on investments	0.08	0.50	0.31	(0.12)	(0.27)
Total from investment operations	$0.54	$1.02	$0.84	$0.41	$0.26
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.68)	$(0.61)	$(0.60)	$(0.59)
Net asset value, end of period	$13.06	$13.15	$12.81	$12.58	$12.77
Total return (%) (k)(s)	4.23	8.29	6.91	3.47	2.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.89	0.90	0.88	0.88	0.88
Net investment income	3.54	4.06	4.23	4.22	4.10
Portfolio turnover	36	52	39	29	75
Net assets at end of period (000 omitted)	$417,263	$271,052	$320,695	$309,162	$241,128

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

11

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

12

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$197,125,743	$—	$197,125,743
Municipal Bonds	—	21,273,679	—	21,273,679
Corporate Bonds	—	1,530,792	—	1,530,792
Residential Mortgage-Backed Securities	—	381,563,038	—	381,563,038
Commercial Mortgage-Backed Securities	—	6,647,266	—	6,647,266
Mutual Funds	55,015,709	—	—	55,015,709
Total Investments	$55,015,709	$608,140,518	$—	$663,156,227

Other Financial Instruments
Futures	$(23,151)	$—	$—	$(23,151)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

13

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures Not Accounted For as Hedging Instruments Under ASC 815	Unrealized appreciation on investments	$88,953(a	)	Unrealized depreciation on investments	$(112,104	)(a)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Total
Interest Rate Contracts	$(255,254)	$687,290	$432,036

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2009 as reported in the Statement of Operations:

Futures Contracts
Interest Rate Contracts	$385,548

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$26,160,014	$31,001,486

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$648,802,716
Gross appreciation	18,087,352
Gross depreciation	(3,733,841)
Net unrealized appreciation (depreciation)	$14,353,511
Undistributed ordinary income	23,384,354
Capital loss carryforwards	(1,385,462)
Other temporary differences	(69,733)

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(1,385,462)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$12,895,028	$15,631,404
Service Class	13,264,986	15,370,082
Total	$26,160,014	$31,001,486

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expense is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment advisor has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment advisor did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0399% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,806 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$256,576,468	$172,017,401
Investments (non-U.S. Government securities)	$22,609,603	$30,562,967

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,063,849	$26,840,152	3,062,068	$39,366,748
Service Class	13,292,413	171,590,407	3,775,423	47,971,366
	15,356,262	$198,430,559	6,837,491	$87,338,114
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,004,286	$12,895,028	1,250,512	$15,631,404
Service Class	1,037,949	13,264,986	1,235,537	15,370,082
	2,042,235	$26,160,014	2,486,049	$31,001,486
Shares reacquired
Initial Class	(4,149,064)	$(54,363,397)	(7,462,745)	$(96,129,042)
Service Class	(2,989,941)	(39,264,291)	(9,434,584)	(122,192,769)
	(7,139,005)	$(93,627,688)	(16,897,329)	$(218,321,811)
Net change
Initial Class	(1,080,929)	$(14,628,217)	(3,150,165)	$(41,130,890)
Service Class	11,340,421	145,591,102	(4,423,624)	(58,851,321)
	10,259,492	$130,962,885	(7,573,789)	$(99,982,211)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $9,129 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,177,340	334,492,767	(282,654,398)	55,015,709

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$75,914	$55,015,709

18

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

19

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director ( 2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

20

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

21

MFS Government Securities Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Geoffrey Schechter

22

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreements – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. The Trustees further concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

24

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of mfs.com.

25

MFS Government Securities Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

MFS INVESTMENT MANAGEMENT

MFS® Total Return Portfolio

MFS® Variable Insurance Trust II
Annual report

12/31/09
TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 16, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 3.125%, 2013	2.9%
Fannie Mae, 5.5%, 30 years	2.5%
JPMorgan Chase & Co.	2.0%
Lockheed Martin Corp.	1.9%
AT&T, Inc.	1.9%
Fannie Mae, 6.0%, 30 years	1.7%
Exxon Mobil Corp.	1.6%
Philip Morris International, Inc.	1.4%
Bank of New York Mellon Corp.	1.4%
U.S. Treasury Notes, 1.875%, 2014	1.4%

Equity sectors
Financial Services	12.1%
Energy	8.0%
Consumer Staples	6.9%
Utilities & Communications	6.7%
Health Care	6.2%
Industrial Goods & Services	5.7%
Retailing	3.7%
Technology	3.3%
Basic Materials	2.2%
Leisure	1.8%
Special Products & Services	1.4%
Autos & Housing	0.7%
Transportation	0.3%

Fixed income sectors (i)
Mortgage-Backed Securities	14.7%
U.S. Treasury Securities	11.5%
High Grade Corporates	9.2%
Commercial Mortgage-Backed Securities	2.1%
U.S. Government Agencies	0.8%
Non-U.S. Government Bonds	0.6%
Emerging Markets Bonds	0.5%
Municipal Bonds	0.3%
Asset-Backed Securities	0.3%
High Yield Corporates	0.2%
Residential Mortgage-Backed Securities (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MFS Total Return Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2009, Initial Class shares of the MFS Total Return Portfolio (the “fund”) provided a total return of 18.09%, while Service Class shares of the fund provided a total return of 17.81%. These compare with returns of 26.46% and 5.93% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital Index”), respectively. The fund’s other benchmark, the Total Return Blended Index (“Blended Index”), generated a return of 18.40%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Within the equity portion of the fund, an underweighted position in the technology sector was the primary factor holding down the fund’s performance relative to the S&P 500 Index. Not owning strong-performing computer and electronics maker Apple and software giant Microsoft were significant factors in this result. The fund’s underweighted position in internet search engine Google also held back relative results as the stock significantly outperformed the benchmark.

Stock selection in the financial services sector had a negative impact on relative performance. Holdings of insurance companies, AllState and Metlife, and financial services firm Bank of New York Mellon were among the fund’s top detractors. Although Bank of New York Mellon performed better than competitors during the downturn, the company’s shares lagged the S&P 500 Index during the market recovery. The firm’s earnings rebound was not as strong as other firms that had suffered much larger credit market losses. The fund’s positioning in financial services firm Bank of America also hindered relative results.

A combination of an overweighted position and stock selection in the industrial goods and services sector dampened relative returns. The fund’s overweighted position in poor-performing defense contractor Lockheed Martin was a top detractor over the reporting period. Uncharacteristically weaker-than-expected results reported in July 2009 due to project delays and lower award fees in its information systems business, followed by October guidance for much higher pension expenses going forward, pressured Lockheed Martin’s shares throughout the period. This, coupled with increased worries about the prospects for future defense budget cuts in the face of increasingly large and growing U.S. budget deficits, caused the company’s shares to decline in a period of strong absolute returns for the market.

Elsewhere, holdings of grocery chain Kroger held back the fund’s relative returns.

The fund’s cash position was also a detractor. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS Total Return Portfolio

Management Review – continued

Within the fixed income portion of the fund, there were no factors that materially detracted from relative performance as this portion of the fund performed very well relative to the Barclays Capital Index.

Contributors to Performance

Within the equity portion of the fund, a combination of stock selection and an underweighted position in the health care sector helped relative performance. The fund’s underweighted position in pharmaceutical company Pfizer was a positive factor as this stock underperformed the S&P 500 Index.

Stock selection in the energy sector had a positive impact on relative results. An underweighted position in poor-performing integrated oil and gas company Exxon Mobil aided relative returns.

Stocks in other sectors that contributed to relative performance included financial services firms Goldman Sachs and JPMorgan Chase, retailer Macy’s, and chemical company PPG Industries. Shares of Goldman Sachs climbed as the environment for fixed income trading improved and mergers and acquisitions activity increased. The fund’s positioning in industrial conglomerate General Electric (h) and underweighting in consumer products company Procter & Gamble and discount retailer Wal-Mart Stores, all of which underperformed the benchmark, boosted relative results. Not owning poor-performing financial services company Citigroup was another positive factor for relative performance.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Within the fixed income portion of the fund, the primary positive factors in performance relative to the Barclays Capital Index were the fund’s overweighted positions in the finance and industrial sectors, along with a greater exposure to “BBB” and “A” rated (r) securities. The fund’s return from yield, which was greater than that of the fixed income benchmark, also aided relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins	Joshua Marston
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Total Return Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/09

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/09

Average annual total returns

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
Initial Class	5/11/88	18.09%	2.24%	4.91%	N/A
Service Class	8/24/01	17.81%	2.00%	N/A	3.71%

Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		5.93%	4.97%	6.33%	N/A
Standard & Poor’s 500 Stock Index (f)		26.46%	0.42%	(0.95)%	N/A
Total Return Blended Index (f)(x)		18.40%	2.53%	2.25%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)

(x)	Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception

5

MFS Total Return Portfolio

Performance Summary – continued

dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Total Return Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2009 through December 31, 2009

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	Expenses Paid During Period (p) 7/01/09-12/31/09
Initial Class	Actual	0.73%	$1,000.00	$1,132.32	$3.92
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$1,131.20	$5.26
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.0%
Aerospace – 4.2%
Goodrich Corp.	24,330	$1,563,202
Lockheed Martin Corp.	365,590	27,547,206
Northrop Grumman Corp.	265,740	14,841,578
United Technologies Corp.	258,010	17,908,473

		$61,860,459

Alcoholic Beverages – 0.8%
Diageo PLC	540,862	$9,432,293
Heineken N.V.	53,410	2,530,752

		$11,963,045

Apparel Manufacturers – 0.8%
NIKE, Inc., “B”	183,800	$12,143,665

Automotive – 0.2%
Johnson Controls, Inc.	106,280	$2,895,066

Biotechnology – 0.2%
Genzyme Corp. (a)	46,090	$2,258,870

Broadcasting – 1.3%
Omnicom Group, Inc.	211,930	$8,297,059
Walt Disney Co.	335,210	10,810,522

		$19,107,581

Brokerage & Asset Managers – 0.6%
Charles Schwab Corp.	190,760	$3,590,102
Deutsche Boerse AG	25,440	2,115,232
Franklin Resources, Inc.	24,960	2,629,536

		$8,334,870

Business Services – 1.2%
Accenture Ltd., “A”	223,210	$9,263,215
Dun & Bradstreet Corp.	18,420	1,554,095
Visa, Inc., “A”	27,990	2,448,005
Western Union Co.	200,150	3,772,828

		$17,038,143

Cable TV – 0.2%
Comcast Corp., “Special A”	155,870	$2,495,479

Chemicals – 1.5%
3M Co.	125,480	$10,373,432
Monsanto Co.	27,360	2,236,680
PPG Industries, Inc.	170,120	9,958,825

		$22,568,937

Computer Software – 0.7%
Oracle Corp.	432,090	$10,603,489

Computer Software – Systems – 1.4%
Dell, Inc. (a)	130,930	$1,880,155
Hewlett-Packard Co.	172,120	8,865,901
International Business Machines Corp.	73,370	9,604,133

		$20,350,189

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.5%
Black & Decker Corp.	24,650	$1,598,060
Pulte Homes, Inc. (a)	155,200	1,552,000
Sherwin-Williams Co.	65,810	4,057,187

		$7,207,247

Consumer Products – 1.2%
Clorox Co.	45,620	$2,782,820
Kimberly-Clark Corp.	21,940	1,397,797
Procter & Gamble Co.	215,361	13,057,337

		$17,237,954

Consumer Services – 0.2%
Apollo Group, Inc., “A” (a)	39,540	$2,395,333

Electrical Equipment – 0.9%
Danaher Corp.	89,810	$6,753,712
Tyco Electronics Ltd.	127,230	3,123,497
W.W. Grainger, Inc.	35,690	3,455,863

		$13,333,072

Electronics – 0.8%
Agilent Technologies, Inc. (a)	51,260	$1,592,648
Intel Corp.	450,380	9,187,752
National Semiconductor Corp.	81,460	1,251,226

		$12,031,626

Energy – Independent – 2.8%
Anadarko Petroleum Corp.	66,060	$4,123,465
Apache Corp.	172,460	17,792,698
Devon Energy Corp.	69,620	5,117,070
EOG Resources, Inc.	67,860	6,602,778
Noble Energy, Inc.	62,560	4,455,523
Occidental Petroleum Corp.	38,740	3,151,499

		$41,243,033

Energy – Integrated – 4.7%
Chevron Corp.	191,237	$14,723,337
ConocoPhillips	39,350	2,009,605
Exxon Mobil Corp.	349,496	23,832,132
Hess Corp.	125,940	7,619,370
Marathon Oil Corp.	130,080	4,061,098
TOTAL S.A., ADR	259,480	16,617,099

		$68,862,641

Engineering – Construction – 0.2%
Fluor Corp.	53,520	$2,410,541

Food & Beverages – 3.2%
Campbell Soup Co.	90,430	$3,056,534
General Mills, Inc.	83,500	5,912,635
Groupe Danone	38,166	2,324,282
J.M. Smucker Co.	65,051	4,016,899
Kellogg Co.	67,990	3,617,068
Nestle S.A.	348,651	16,938,441
PepsiCo, Inc.	185,860	11,300,288

		$47,166,147

8

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 1.3%
CVS Caremark Corp.	326,022	$10,501,169
Kroger Co.	236,600	4,857,398
Walgreen Co.	113,860	4,180,939

		$19,539,506

Gaming & Lodging – 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	24,130	$882,434

General Merchandise – 0.8%
Macy’s, Inc.	95,450	$1,599,742
Target Corp.	90,110	4,358,621
Wal-Mart Stores, Inc.	96,340	5,149,373

		$11,107,736

Health Maintenance Organizations – 0.1%
WellPoint, Inc. (a)	36,250	$2,113,013

Insurance – 3.6%
Aflac, Inc.	39,810	$1,841,213
Allstate Corp.	375,570	11,282,123
Aon Corp.	89,160	3,418,394
Chubb Corp.	55,880	2,748,178
MetLife, Inc.	517,440	18,291,504
Prudential Financial, Inc.	97,380	4,845,629
Travelers Cos., Inc.	196,150	9,780,039

		$52,207,080

Internet – 0.2%
Google, Inc., “A” (a)	3,820	$2,368,324

Leisure & Toys – 0.2%
Hasbro, Inc.	96,940	$3,107,896

Machinery & Tools – 0.4%
Eaton Corp.	80,100	$5,095,962

Major Banks – 7.9%
Bank of America Corp.	297,100	$4,474,326
Bank of America Corp., EU	429,280	6,404,858
Bank of New York Mellon Corp.	729,065	20,391,948
Goldman Sachs Group, Inc.	117,210	19,789,736
JPMorgan Chase & Co.	704,302	29,348,264
PNC Financial Services Group, Inc.	118,570	6,259,310
Regions Financial Corp.	514,070	2,719,430
State Street Corp.	255,900	11,141,886
Wells Fargo & Co.	491,130	13,255,599

		$113,785,357

Medical Equipment – 1.8%
Becton, Dickinson & Co.	87,230	$6,878,958
Medtronic, Inc.	230,770	10,149,265
St. Jude Medical, Inc. (a)	91,250	3,356,175
Thermo Fisher Scientific, Inc. (a)	31,730	1,513,204
Waters Corp. (a)	73,400	4,547,864

		$26,445,466

Metals & Mining – 0.1%
United States Steel Corp.	29,230	$1,611,158

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Natural Gas – Distribution – 0.2%
Sempra Energy	56,470	$3,161,191

Natural Gas – Pipeline – 0.2%
Williams Cos., Inc.	122,360	$2,579,349

Network & Telecom – 0.2%
Cisco Systems, Inc. (a)	64,170	$1,536,230
Nokia Corp., ADR	156,070	2,005,500

		$3,541,730

Oil Services – 0.5%
Halliburton Co.	54,620	$1,643,516
National Oilwell Varco, Inc.	72,470	3,195,202
Noble Corp.	44,800	1,823,360

		$6,662,078

Other Banks & Diversified Financials – 0.1%
Northern Trust Corp.	31,630	$1,657,412

Pharmaceuticals – 4.1%
Abbott Laboratories	236,720	$12,780,513
GlaxoSmithKline PLC	97,220	2,059,427
Johnson & Johnson	273,000	17,583,930
Merck & Co., Inc.	302,830	11,065,408
Pfizer, Inc.	818,231	14,883,622
Roche Holding AG	9,790	1,665,437

		$60,038,337

Railroad & Shipping – 0.1%
Canadian National Railway Co.	23,480	$1,276,373

Specialty Chemicals – 0.5%
Air Products & Chemicals, Inc.	97,700	$7,919,562

Specialty Stores – 0.8%
Advance Auto Parts, Inc.	110,950	$4,491,256
Home Depot, Inc.	66,120	1,912,852
Staples, Inc.	203,520	5,004,557

		$11,408,665

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	5,097,640	$11,804,609

Telephone Services – 2.2%
AT&T, Inc.	976,256	$27,364,456
CenturyTel, Inc.	80,573	2,917,548
Royal KPN N.V.	117,650	1,996,901

		$32,278,905

Tobacco – 1.7%
Altria Group, Inc.	45,960	$902,195
Lorillard, Inc.	36,470	2,925,988
Philip Morris International, Inc.	436,120	21,016,623

		$24,844,806

Trucking – 0.2%
United Parcel Service, Inc., “B”	45,850	$2,630,415

Utilities – Electric Power – 3.3%
Allegheny Energy, Inc.	60,510	$1,420,775
American Electric Power Co., Inc.	87,080	3,029,513

9

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
CMS Energy Corp.	78,650	$1,231,659
Dominion Resources, Inc.	242,848	9,451,644
Entergy Corp.	33,100	2,708,904
FPL Group, Inc.	124,950	6,599,859
Northeast Utilities	30,910	797,169
NRG Energy, Inc. (a)	106,310	2,509,979
PG&E Corp.	124,300	5,549,995
PPL Corp.	170,540	5,510,147
Progress Energy, Inc.	48,640	1,994,726
Public Service Enterprise Group, Inc.	240,460	7,995,295

		$48,799,665

Total Common Stocks (Identified Cost, $818,484,599)		$860,374,416

BONDS – 39.9%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$490,000	$668,271

Asset Backed & Securitized – 2.4%
Banc of America Commercial Mortgage, Inc., “A4”, 5.634%, 2046	$397,000	$371,915
Banc of America Commercial Mortgage, Inc., FRN, 5.744%, 2017	800,000	705,604
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040 (z)	1,496,805	636,442
BlackRock Capital Finance LP, 7.75%, 2026 (n)	153,524	22,261
Citigroup Commercial Mortgage Trust, FRN, 5.699%, 2017	4,050,000	3,612,915
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	1,360,000	1,180,183
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	501	499
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	69,543	68,708
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,120,000	659,688
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	1,449,204	1,115,402
Credit Suisse Mortgage Capital Certificate, 5.695%, 2017	1,881,580	1,501,183
GE Commercial Mortgage Corp., FRN, 5.335%, 2044	1,330,000	1,046,693
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,285,971	614,093
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,620,000	1,289,581
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,034,871	983,662
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	845,539	713,260
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.236%, 2041	1,985,000	1,975,371
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	2,438,368	2,346,239

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.874%, 2045	$2,420,000	$2,332,008
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.818%, 2049	1,300,000	1,132,106
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050	999,000	237,137
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.468%, 2039	1,140,000	904,923
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	1,881,580	1,577,257
Morgan Stanley Capital I, Inc., FRN, 0.905%, 2030 (i)(n)	10,070,552	374,314
Nomura Asset Securities Corp., FRN, 9.755%, 2027 (z)	2,191,272	2,238,792
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	931,000	712,966
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	1,405,000	452,011
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,420,908	1,175,304
Structured Asset Securities Corp., FRN, 4.67%, 2035	851,175	746,255
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	2,500,000	2,101,334
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2017	1,300,000	1,067,608
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	766,291	574,744

		$34,470,458

Broadcasting – 0.1%
News America, Inc., 8.5%, 2025	$1,154,000	$1,359,330

Brokerage & Asset Managers – 0.0%
BlackRock, Inc., 5%, 2019	$480,000	$471,687

Building – 0.1%
CRH America, Inc., 6.95%, 2012	$1,647,000	$1,784,047

Cable TV – 0.2%
Cox Communications, Inc., 4.625%, 2013	$1,167,000	$1,213,549
DIRECTV Holdings LLC, 5.875%, 2019 (n)	330,000	335,642
Time Warner Entertainment Co. LP, 8.375%, 2033	1,330,000	1,589,937

		$3,139,128

Conglomerates – 0.1%
Kennametal, Inc., 7.2%, 2012	$1,780,000	$1,864,844

Consumer Products – 0.1%
Fortune Brands, Inc., 5.125%, 2011	$1,625,000	$1,676,012

Consumer Services – 0.1%
Western Union Co., 5.4%, 2011	$1,877,000	$2,004,041

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$753,000	$775,732

10

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$1,492,000	$1,542,670

Emerging Market Quasi-Sovereign – 0.2%
Petróleos Mexicanos, 8%, 2019	$852,000	$986,190
Qtel International Finance Ltd., 7.875%, 2019 (n)	957,000	1,072,771
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	1,130,000	1,183,347

		$3,242,308

Emerging Market Sovereign – 0.0%
Republic of Peru, 7.35%, 2025	$103,000	$117,935

Energy – Independent – 0.3%
Anadarko Petroleum Corp., 6.45%, 2036	$1,510,000	$1,576,997
Ocean Energy, Inc., 7.25%, 2011	2,246,000	2,450,377

		$4,027,374

Energy – Integrated – 0.3%
Hess Corp., 8.125%, 2019	$330,000	$397,966
Husky Energy, Inc., 5.9%, 2014	875,000	953,794
Husky Energy, Inc., 7.25%, 2019	888,000	1,026,172
Petro-Canada, 6.05%, 2018	1,794,000	1,928,502

		$4,306,434

Financial Institutions – 0.1%
General Electric Capital Corp., 5.45%, 2013	$179,000	$190,292
HSBC Finance Corp., 5.25%, 2011	1,510,000	1,563,297

		$1,753,589

Food & Beverages – 0.4%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$1,450,000	$1,805,128
Diageo Finance B.V., 5.5%, 2013	1,329,000	1,431,528
Dr. Pepper Snapple Group, Inc., 6.12%, 2013	450,000	492,489
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	571,000	640,558
Miller Brewing Co., 5.5%, 2013 (n)	1,475,000	1,570,490

		$5,940,193

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$1,140,000	$1,227,588

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 6%, 2016	$1,146,000	$1,067,607

Insurance – 0.1%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$1,405,000	$1,037,861
Metropolitan Life Global Funding, 5.125%, 2013 (n)	590,000	625,040
Metropolitan Life Global Funding, 5.125%, 2014 (n)	640,000	677,310

		$2,340,211

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – 0.3%
Allstate Corp., 6.125%, 2032	$1,617,000	$1,620,066
Chubb Corp., 6.375% to 2017, FRN to 2067	2,340,000	2,176,200
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	146,000	118,174
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	524,000	442,780

		$4,357,220

International Market Quasi-Sovereign – 0.5%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$980,000	$978,103
ING Bank N.V., 3.9%, 2014 (n)	1,450,000	1,492,443
KFW International Finance, Inc., 4.875%, 2019	1,460,000	1,542,817
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	2,610,000	2,647,367
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	793,000	808,432

		$7,469,162

Local Authorities – 0.2%
Metropolitan Transportation Authority, NY (Build America Bonds), 7.336%, 2039	$1,225,000	$1,364,956
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	1,190,000	1,332,514

		$2,697,470

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$1,760,000	$1,774,358

Major Banks – 1.6%
Bank of America Corp., 7.375%, 2014	$550,000	$624,093
Bank of America Corp., 5.49%, 2019	729,000	688,766
Bank of America Corp., 7.625%, 2019	780,000	902,341
Barclays Bank PLC, 5%, 2016	520,000	531,342
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	644,000
Commonwealth Bank of Australia, 5%, 2019 (n)	780,000	774,408
Credit Suisse New York, 5.5%, 2014	1,600,000	1,736,322
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	998,000	1,005,485
Goldman Sachs Group, Inc., 6%, 2014	910,000	995,329
Goldman Sachs Group, Inc., 5.625%, 2017	1,446,000	1,476,887
JPMorgan Chase & Co., 6.3%, 2019	1,310,000	1,441,101
JPMorgan Chase Capital XXVII, 7%, 2039	800,000	806,810
Merrill Lynch & Co., Inc., 6.15%, 2013	1,220,000	1,305,592
Merrill Lynch & Co., Inc., 6.11%, 2037	1,440,000	1,327,568
Morgan Stanley, 5.75%, 2016	1,145,000	1,188,008
Morgan Stanley, 6.625%, 2018	1,650,000	1,783,927
Morgan Stanley, 7.3%, 2019	380,000	426,713
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	625,000	568,841

11

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
PNC Funding Corp., 5.625%, 2017	$1,180,000	$1,169,290
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	1,509,000	1,403,370
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	1,610,000	1,595,708
Wachovia Corp., 5.25%, 2014	787,000	814,750

		$23,210,651

Medical & Health Technology & Services – 0.3%
Cardinal Health, Inc., 5.8%, 2016	$856,000	$861,003
CareFusion Corp., 6.375%, 2019 (n)	1,300,000	1,391,677
Hospira, Inc., 5.55%, 2012	570,000	607,544
Hospira, Inc., 6.05%, 2017	1,071,000	1,120,925

		$3,981,149

Metals & Mining – 0.2%
ArcelorMittal, 6.125%, 2018	$1,820,000	$1,877,942
Vale Overseas Ltd., 6.875%, 2039	607,000	611,081

		$2,489,023

Mortgage Backed – 14.7%
Fannie Mae, 4.01%, 2013	$181,350	$187,364
Fannie Mae, 4.6%, 2014	950,470	995,462
Fannie Mae, 4.63%, 2014	453,784	475,346
Fannie Mae, 4.84%, 2014	766,511	807,485
Fannie Mae, 4.88%, 2014	308,048	324,764
Fannie Mae, 4.56%, 2015	302,022	313,461
Fannie Mae, 4.7%, 2015	651,072	679,704
Fannie Mae, 4.78%, 2015	431,714	451,480
Fannie Mae, 4.856%, 2015	308,763	321,804
Fannie Mae, 4.997%, 2015	135,593	143,224
Fannie Mae, 5.1%, 2015	480,000	514,974
Fannie Mae, 5.09%, 2016	460,000	484,842
Fannie Mae, 5.27%, 2016	545,000	578,581
Fannie Mae, 5.5%, 2016 - 2035	38,341,458	40,346,027
Fannie Mae, 5.661%, 2016	444,379	483,217
Fannie Mae, 5.05%, 2017	460,000	483,795
Fannie Mae, 6%, 2017 - 2037	26,455,315	28,220,209
Fannie Mae, 4.5%, 2018 - 2035	4,717,079	4,807,651
Fannie Mae, 5%, 2018 - 2038	24,655,634	25,492,935
Fannie Mae, 5.37%, 2018	600,000	638,669
Fannie Mae, 7.5%, 2030 - 2031	244,911	276,367
Fannie Mae, 6.5%, 2031 - 2037	7,727,613	8,326,183
Freddie Mac, 6%, 2016 - 2037	11,654,070	12,440,108
Freddie Mac, 5%, 2017 - 2039	30,281,149	31,182,005
Freddie Mac, 4.5%, 2018 - 2039	14,715,516	15,013,015
Freddie Mac, 5.085%, 2019	1,417,000	1,466,078
Freddie Mac, 5.5%, 2019 - 2037	13,219,207	13,937,827
Freddie Mac, 6.5%, 2034 - 2037	3,657,094	3,926,456
Ginnie Mae, 4.5%, 2033 - 2034	1,226,107	1,234,449
Ginnie Mae, 5%, 2033 - 2039	9,682,175	9,981,278
Ginnie Mae, 5.5%, 2033 - 2035	4,837,433	5,103,725
Ginnie Mae, 6%, 2033 - 2038	4,161,431	4,425,278

		$214,063,763

Issuer	Shares/Par	Value ($)

BONDS – continued
Municipals – 0.3%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$765,000	$867,365
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	795,000	908,439
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	2,500,000	3,052,700

		$4,828,504

Natural Gas – Pipeline – 0.4%
CenterPoint Energy, Inc., 7.875%, 2013	$1,285,000	$1,447,391
Enterprise Products Operating LLC, 6.5%, 2019	966,000	1,042,063
Kinder Morgan Energy Partners LP, 6.75%, 2011	740,000	782,577
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	878,671
Kinder Morgan Energy Partners LP, 7.75%, 2032	590,000	665,396
Spectra Energy Capital LLC, 8%, 2019	987,000	1,155,108

		$5,971,206

Network & Telecom – 0.5%
AT&T, Inc., 6.55%, 2039	$1,390,000	$1,464,590
BellSouth Corp., 6.55%, 2034	1,472,000	1,509,889
Telecom Italia Capital, 5.25%, 2013	752,000	790,947
Telefonica Europe B.V., 7.75%, 2010	563,000	588,959
Verizon New York, Inc., 6.875%, 2012	2,443,000	2,658,021

		$7,012,406

Oils – 0.1%
Valero Energy Corp., 6.875%, 2012	$1,193,000	$1,302,614

Other Banks & Diversified Financials – 1.0%
American Express Co., 5.5%, 2016	$2,171,000	$2,218,037
Banco Bradesco S.A., 6.75%, 2019 (n)	681,000	709,943
Capital One Financial Corp., 6.15%, 2016	1,540,000	1,546,953
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,494,000	1,645,970
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	599,000	476,847
Svenska Handelsbanken AB, 4.875%, 2014 (n)	2,000,000	2,095,696
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	2,370,000	1,854,525
UFJ Finance Aruba AEC, 6.75%, 2013	1,624,000	1,808,092
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	2,715,000	2,703,426

		$15,059,489

Pharmaceuticals – 0.3%
Allergan, Inc., 5.75%, 2016	$1,720,000	$1,854,764
Pfizer, Inc., 7.2%, 2039	590,000	720,943
Roche Holdings, Inc., 6%, 2019 (n)	1,980,000	2,175,725

		$4,751,432

12

MFS Total Return Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 0.0%
CSX Corp., 6.75%, 2011	$72,000	$76,469

Real Estate – 0.3%
Boston Properties, Inc., REIT, 5%, 2015	$369,000	$368,472
HRPT Properties Trust, REIT, 6.25%, 2016	1,945,000	1,840,678
ProLogis, REIT, 5.75%, 2016	323,000	303,374
Simon Property Group, Inc., REIT, 5.875%, 2017	1,131,000	1,132,586
Vornado Realty Trust, REIT, 4.75%, 2010	189,000	193,314
WEA Finance LLC, REIT, 6.75%, 2019 (n)	426,000	457,415

		$4,295,839

Retailers – 0.3%
Home Depot, Inc., 5.875%, 2036	$550,000	$530,891
Limited Brands, Inc., 5.25%, 2014	1,123,000	1,083,695
Wal-Mart Stores, Inc., 5.25%, 2035	2,241,000	2,203,618

		$3,818,204

Supranational – 0.1%
Asian Development Bank, 2.75%, 2014	$1,040,000	$1,038,152

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$693,000	$753,518
Rogers Communications, Inc., 6.8%, 2018	1,554,000	1,740,360

		$2,493,878

Tobacco – 0.1%
Philip Morris International, Inc., 4.875%, 2013	$898,000	$947,979

Transportation – Services – 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$1,325,000	$1,296,921

U.S. Government Agencies and Equivalents – 0.8%
Fannie Mae, 6.625%, 2010	$4,445,000	$4,680,372
Fannie Mae, 6%, 2011	1,539,000	1,647,636
Small Business Administration, 4.77%, 2024	675,290	702,326
Small Business Administration, 5.18%, 2024	1,093,422	1,146,210
Small Business Administration, 4.99%, 2024	985,208	1,027,680
Small Business Administration, 5.11%, 2025	2,249,022	2,368,969

		$11,573,193

U.S. Treasury Obligations – 11.4%
U.S. Treasury Bonds, 2.375%, 2010	$16,882,000	$17,105,551
U.S. Treasury Bonds, 2%, 2013	2,348,000	2,335,527
U.S. Treasury Bonds, 4.75%, 2017	2,210,000	2,398,022
U.S. Treasury Bonds, 8.5%, 2020	2,554,000	3,539,285
U.S. Treasury Bonds, 8%, 2021	320,000	435,750
U.S. Treasury Bonds, 6%, 2026	651,000	761,568
U.S. Treasury Bonds, 6.75%, 2026	2,451,000	3,092,473
U.S. Treasury Bonds, 5.375%, 2031	4,988,000	5,511,740
U.S. Treasury Bonds, 5%, 2037	7,630,000	8,103,297
U.S. Treasury Notes, 1.5%, 2010	6,348,000	6,404,040
U.S. Treasury Notes, 0.875%, 2011	7,515,000	7,533,201

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 5.125%, 2011	$357,000	$379,354
U.S. Treasury Notes, 4.5%, 2012	1,924,000	2,062,738
U.S. Treasury Notes, 4.625%, 2012	1,800,000	1,944,000
U.S. Treasury Notes, 4.125%, 2012	8,753,000	9,357,500
U.S. Treasury Notes, 3.125%, 2013	40,447,000	42,036,446
U.S. Treasury Notes, 2.75%, 2013	1,080,000	1,106,072
U.S. Treasury Notes, 1.5%, 2013	5,082,000	4,948,201
U.S. Treasury Notes, 1.875%, 2014	20,248,000	19,831,964
U.S. Treasury Notes, 4.125%, 2015	4,512,000	4,810,920
U.S. Treasury Notes, 2.625%, 2016	868,000	844,401
U.S. Treasury Notes, 5.125%, 2016	488,000	544,272
U.S. Treasury Notes, 3.75%, 2018	15,204,000	15,202,814
U.S. Treasury Notes, TIPS, 1.625%, 2015	5,355,022	5,569,223

		$165,858,359

Utilities – Electric Power – 1.2%
Bruce Mansfield Unit, 6.85%, 2034	$2,558,752	$2,407,826
EDP Finance B.V., 6%, 2018 (n)	1,139,000	1,216,727
Enel Finance International S.A., 6.25%, 2017 (n)	1,595,000	1,753,661
Exelon Generation Co. LLC, 6.2%, 2017	930,000	996,904
Exelon Generation Co. LLC, 5.2%, 2019	720,000	720,322
Exelon Generation Co. LLC, 6.25%, 2039	1,110,000	1,130,902
MidAmerican Energy Holdings Co., 5.875%, 2012	535,000	582,664
MidAmerican Funding LLC, 6.927%, 2029	2,762,000	2,995,881
Oncor Electric Delivery Co., 7%, 2022	1,582,000	1,758,945
PSEG Power LLC, 6.95%, 2012	1,177,000	1,285,819
PSEG Power LLC, 5.32%, 2016 (n)	923,000	949,646
System Energy Resources, Inc., 5.129%, 2014 (z)	605,511	601,024
Waterford 3 Funding Corp., 8.09%, 2017	1,811,617	1,799,814

		$18,200,135

Total Bonds (Identified Cost, $576,638,780)		$582,347,035

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value	17,588,859	$17,588,859

Total Investments (Identified Cost, $1,412,712,238)		$1,460,310,310

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(1,004,227)

Net Assets – 100.0%		$1,459,306,083

13

MFS Total Return Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $39,000,317, representing 2.7% of net assets.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.034%, 2040	3/01/06	$1,496,805	$636,442
Nomura Asset Securities Corp., FRN, 9.755%, 2027	7/16/07	2,392,970	2,238,792
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,405,560	1,175,304
System Energy Resources, Inc., 5.129%, 2014	4/16/04	605,511	601,024
Total Restricted Securities			$4,651,562
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

EU	Equity Unit

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

14

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/09
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,395,123,379)	$1,442,721,451
Underlying funds, at cost and value	17,588,859
Total investments, at value (identified cost, $1,412,712,238)	$1,460,310,310
Cash	$11,034
Receivables for
Investments sold	28,229,430
Fund shares sold	564,655
Interest and dividends	6,406,222
Other assets	51,462
Total assets		$1,495,573,113
Liabilities
Payables for
Investments purchased	$35,019,471
Fund shares reacquired	1,041,119
Payable to affiliates
Investment adviser	53,605
Distribution and/or service fees	11,775
Administrative services fee	2,697
Payable for Trustees’ compensation	1,589
Accrued expenses and other liabilities	136,774
Total liabilities		$36,267,030
Net assets		$1,459,306,083
Net assets consist of
Paid-in capital	$1,559,222,893
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	47,598,190
Accumulated net realized gain (loss) on investments and foreign currency transactions	(184,983,127)
Undistributed net investment income	37,468,127
Net assets		$1,459,306,083
Shares of beneficial interest outstanding		93,700,881

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$604,213,901	38,588,225	$15.66
Service Class	855,092,182	55,112,656	15.52

See Notes to Financial Statements

15

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/09
Net investment income
Income
Interest	$25,822,668
Dividends	22,365,486
Dividends from underlying funds	47,697
Foreign taxes withheld	(279,648)
Total investment income		$47,956,203
Expenses
Management fee	$8,940,885
Distribution and/or service fees	1,871,001
Administrative services fee	530,467
Trustees’ compensation	209,754
Custodian fee	126,762
Shareholder communications	33,097
Auditing fees	55,044
Legal fees	8,345
Miscellaneous	123,013
Total expenses		$11,898,368
Fees paid indirectly	(12)
Net expenses		$11,898,356
Net investment income		$36,057,847
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	14,128,238
Foreign currency transactions	(4,124)
Net realized gain (loss) on investments and foreign currency transactions		$14,124,114
Change in unrealized appreciation (depreciation)
Investments	$170,933,953
Translation of assets and liabilities in foreign currencies	47,625
Net unrealized gain (loss) on investments and foreign currency translation		$170,981,578
Net realized and unrealized gain (loss) on investments and foreign currency		$185,105,692
Change in net assets from operations		$221,163,539

See Notes to Financial Statements

16

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2009	2008
Change in net assets
From operations
Net investment income	$36,057,847	$47,072,360
Net realized gain (loss) on investments and foreign currency transactions	14,124,114	(163,491,919)
Net unrealized gain (loss) on investments and foreign currency translation	170,981,578	(280,660,952)
Change in net assets from operations	$221,163,539	$(397,080,511)
Distributions declared to shareholders
From net investment income	$(48,700,594)	$(55,801,043)
From net realized gain on investments	—	(122,921,515)
Total distributions declared to shareholders	$(48,700,594)	$(178,722,558)
Change in net assets from fund share transactions	$(26,516,386)	$(119,280,333)
Total change in net assets	$145,946,559	$(695,083,402)
Net assets
At beginning of period	1,313,359,524	2,008,442,926
At end of period (including undistributed net investment income of $37,468,127 and $48,695,759, respectively)	$1,459,306,083	$1,313,359,524

See Notes to Financial Statements

17

MFS Total Return Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.83	$19.50	$20.02	$19.10	$19.55
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.49	$0.53	$0.54	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(4.30)	0.36	1.69	0.07
Total from investment operations	$2.38	$(3.81)	$0.89	$2.23	$0.55
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.60)	$(0.60)	$(0.54)	$(0.51)
From net realized gain on investments	—	(1.26)	(0.81)	(0.77)	(0.49)
Total distributions declared to shareholders	$(0.55)	$(1.86)	$(1.41)	$(1.31)	$(1.00)
Net asset value, end of period	$15.66	$13.83	$19.50	$20.02	$19.10
Total return (%) (k)(s)	18.09	(21.55)	4.32	12.22	3.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.76	0.74	0.70	0.71	0.71
Net investment income	2.87	2.93	2.67	2.81	2.52
Portfolio turnover	45	62	60	48	42
Net assets at end of period (000 omitted)	$604,214	$604,843	$1,013,465	$1,210,549	$1,370,782

Service Class	Years ended 12/31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.70	$19.33	$19.86	$18.97	$19.43
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.44	$0.48	$0.49	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	1.97	(4.26)	0.36	1.67	0.08
Total from investment operations	$2.33	$(3.82)	$0.84	$2.16	$0.51
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.55)	$(0.56)	$(0.50)	$(0.48)
From net realized gain on investments	—	(1.26)	(0.81)	(0.77)	(0.49)
Total distributions declared to shareholders	$(0.51)	$(1.81)	$(1.37)	$(1.27)	$(0.97)
Net asset value, end of period	$15.52	$13.70	$19.33	$19.86	$18.97
Total return (%) (k)(s)	17.81	(21.74)	4.07	11.91	2.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.00	0.99	0.95	0.96	0.96
Net investment income	2.60	2.69	2.42	2.58	2.28
Portfolio turnover	45	62	60	48	42
Net assets at end of period (000 omitted)	$855,092	$708,517	$994,977	$903,202	$770,453

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

18

MFS Total Return Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through February 16, 2010 which is the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same

19

MFS Total Return Portfolio

Notes to Financial Statements – continued

or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of December 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$789,608,072	$—	$—	$789,608,072
United Kingdom	—	23,296,326	—	23,296,326
France	16,617,099	2,324,282	—	18,941,381
Switzerland	—	18,603,878	—	18,603,878
Netherlands	1,996,901	2,530,753	—	4,527,654
Germany	2,115,232	—	—	2,115,232
Finland	2,005,500	—	—	2,005,500
Canada	1,276,373	—	—	1,276,373
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	178,099,823	—	178,099,823
Non-U.S. Sovereign Debt	—	11,867,557	—	11,867,557
Municipal Bonds	—	4,828,504	—	4,828,504
Corporate Bonds	—	103,180,177	—	103,180,177
Residential Mortgage-Backed Securities	—	217,340,244	—	217,340,244
Commercial Mortgage-Backed Securities	—	30,557,555	—	30,557,555
Asset-Backed Securities (including CDOs)	—	636,442	—	636,442
Foreign Bonds	—	35,836,733	—	35,836,733
Mutual Funds	17,588,859	—	—	17,588,859
Total Investments	$831,208,036	$629,102,274	$—	$1,460,310,310

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

20

MFS Total Return Portfolio

Notes to Financial Statements – continued

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. For the year ended December 31, 2009, the fund did not invest in any derivative instruments and accordingly there is no impact to the financial statements.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2009, there were no securities on loan.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

21

MFS Total Return Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/09	12/31/08
Ordinary income (including any short-term capital gains)	$48,700,594	$73,730,438
Long-term capital gain	—	104,992,120
Total distributions	$48,700,594	$178,722,558

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/09
Cost of investments	$1,437,073,329
Gross appreciation	76,701,322
Gross depreciation	(53,464,341)
Net unrealized appreciation (depreciation)	$23,236,981
Undistributed ordinary income	37,468,127
Capital loss carryforwards	(160,622,036)
Other temporary differences	118

As of December 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/16	$(144,491,354)
12/31/17	(16,130,682)
$(160,622,036)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
Initial Class	$22,536,162	$28,220,546	$—	$59,583,022
Service Class	26,164,432	27,580,497	—	63,338,493
Total	$48,700,594	$55,801,043	$—	$122,921,515

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

The management fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, such that total annual operating expenses of the fund do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expense is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment advisor has voluntarily agreed to pay a portion of the fund’s total operating expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, such that the total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2009, the fund’s actual operating expenses did not exceed the limit and therefore, the investment advisor did not pay a portion of the fund’s expenses.

22

MFS Total Return Portfolio

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2009, the fund did not pay MFSC a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2009 was equivalent to an annual effective rate of 0.0400% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to Trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $23,879 and are included in miscellaneous expense on the Statement of Operations.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$208,090,233	$202,932,304
Investments (non-U.S. Government securities)	$381,849,090	$422,186,234

23

MFS Total Return Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	672,781	$9,372,909	598,498	$9,249,450
Service Class	5,685,771	80,037,857	2,358,542	40,099,814
	6,358,552	$89,410,766	2,957,040	$49,349,264
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,742,936	$22,536,162	5,025,963	$87,803,568
Service Class	2,037,728	26,164,432	5,246,335	90,918,990
	3,780,664	$48,700,594	10,272,298	$178,722,558
Shares reacquired
Initial Class	(7,567,033)	$(104,697,805)	(13,854,343)	$(227,889,998)
Service Class	(4,338,223)	(59,929,941)	(7,348,557)	(119,462,157)
	(11,905,256)	$(164,627,746)	(21,202,900)	$(347,352,155)
Net change
Initial Class	(5,151,316)	$(72,788,734)	(8,229,882)	$(130,836,980)
Service Class	3,385,276	46,272,348	256,320	11,556,647
	(1,766,040)	$(26,516,386)	(7,973,562)	$(119,280,333)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2009, the fund’s commitment fee and interest expense were $20,138 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,582,398	336,019,996	(325,013,535)	17,588,859

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$47,697	$17,588,859

24

MFS Total Return Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (the “Fund”) (one of the portfolios comprising MFS Variable Insurance Trust II) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2010

25

MFS Total Return Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
INTERESTED TRUSTEE
David D. Horn (3) (born 6/07/41)	Trustee	April 1986	Private investor; Sun Life Assurance Company of Canada, Senior Vice President and General Manager for the United States (until 1997); Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 1/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director; Displaytech, Inc. (technology), Chairman; Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Site Watch LLC (software to monitor oil tanks), Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters), Director (2007 to present), Immuno Science, Inc. (medical research), Independent Director (2009 to present), Intermountain Industries, Inc. (oil & gas exploration and production), Director (until February 2009)

Robert C. Bishop (born 1/13/43)	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director; Waterstreet Capital (leverage buyouts), Advisory Board (August 2006 to present); Optobionics Corporation (ophthalmic devices), Director (until 2007)

Frederick H. Dulles (born 3/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (2005 until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005)

Marcia A. Kean (born 6/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart (born 6/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (since 2007); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009), (Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright (born 7/21/48)	Trustee	May 2001	Profitability of Hawaii (software), Chief Development Officer (since December 2008); Elixir Technologies Corporation (software) Director (since 2005); Nano Loa Inc. (liquid crystal displays), Director

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; K&L Gates LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer (4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane (4) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran (4) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey (4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (4) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

26

MFS Total Return Portfolio

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (1)	Principal Occupations During the Past Five Years and Other Directorships (2)
Timothy M. Fagan (4) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer (4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006))

Brian E. Langenfeld (4) (born 3/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan (4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (4) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira (4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum (4) (born 5/01/52)	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel (4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost (4) (born 6/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Trust, within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with Sun Life of Canada (U.S.). The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2010, each Trustee serves as a Trustee or Manager of 32 Accounts/Portfolios.

27

MFS Total Return Portfolio

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

28

MFS Total Return Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in May and again in July 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of the Fund for various time periods ended December 31, 2008, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2008. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2008, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

29

MFS Total Return Portfolio

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of the MFS Web site (mfs.com).

30

MFS Total Return Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT II” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 42.71% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

MFS Total Return Portfolio

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2009 and 2008, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2009	2008
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	40,270	37,781
MFS Blended Research Growth Portfolio	38,403	37,703
MFS Blended Research Value Portfolio	38,403	37,703
MFS Bond Portfolio	52,937	50,868
MFS Capital Appreciation Portfolio+	0	36,171
MFS Core Equity Portfolio	39,785	39,785
MFS Growth Portfolio	38,554	36,854
MFS Emerging Markets Equity Portfolio	42,322	39,922
MFS Global Governments Portfolio	50,867	49,168
MFS Global Growth Portfolio	51,216	48,816
MFS Global Total Return Portfolio	51,216	48,816
MFS Government Securities Portfolio	43,343	43,343
MFS High Yield Portfolio	55,989	52,424
MFS International Growth Portfolio	42,322	39,922
MFS International Value Portfolio	43,006	40,607
MFS Massachusetts Investors Growth Stock Portfolio	39,785	38,085
MFS Mid Cap Growth Portfolio	37,870	36,171
MFS Mid Cap Value Portfolio+	0	38,907
MFS Money Market Portfolio	23,504	21,804
MFS New Discovery Portfolio	37,870	36,171
MFS Research International Portfolio	40,270	37,871
MFS Global Research Portfolio	40,954	36,854
MFS Strategic Income Portfolio	55,756	37,836
MFS Strategic Value Portfolio+	0	38,907
MFS Technology Portfolio	40,270	36,171
MFS Total Return Portfolio	50,867	50,868
MFS Utilities Portfolio	37,870	37,871
MFS Value Portfolio	37,870	37,871
Total	1,071,519	1,125,270

For the fiscal years ended December 31, 2009 and 2008, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Blended Research Growth Portfolio	0	0	4,952	4,776	1,166	2,815
To MFS Blended Research Value Portfolio	0	0	4,952	4,776	1,166	2,815
To MFS Bond Portfolio	0	0	4,276	4,124	1,166	4,080
To MFS Capital Appreciation Portfolio+	0	0	4,276	4,124	1,166	1,115
To MFS Core Equity Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Growth Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Emerging Markets Equity Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Global Governments Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Global Growth Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Global Total Return Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Government Securities Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS High Yield Portfolio	0	0	4,276	4,124	1,166	5,115
To MFS International Growth Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS International Value Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Mid Cap Growth Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Mid Cap Value Portfolio+	0	0	4,276	4,124	1,166	1,115
To MFS Money Market Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS New Discovery Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Research International Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Global Research Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Strategic Income Portfolio	0	0	4,276	4,124	1,166	2,380
To MFS Strategic Value Portfolio+	0	0	4,276	4,124	1,166	1,115
To MFS Technology Portfolio	0	0	4,276	4,124	1,166	1,115
To MFS Total Return Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Utilities Portfolio	0	0	4,276	4,124	1,166	2,815
To MFS Value Portfolio	0	0	4,276	4,124	1,166	2,815
Total fees billed by Deloitte To above Funds:	0	0	121,080	116,776	32,648	63,250

To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Capital Appreciation Portfolio+*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Growth Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140

To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio+*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Strategic Value Portfolio+*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS Value Portfolio*	1,061,841	1,256,504	0	0	59,174	223,140
Aggregate fees for non-audit services:

	2009	2008
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#	1,225,258	1,537,060
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#	1,225,258	1,537,060
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,224,582	1,537,673
To MFS Capital Appreciation Portfolio, MFS and MFS Related Entities+#	1,224,582	1,534,708
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Growth Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,224,582	1,538,708
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708

To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities+#	1,224,582	1,534,708
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,224,582	1,536,408
To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,224,582	1,535,973
To MFS Strategic Value Portfolio, MFS and MFS Related Entities+#	1,224,582	1,534,708
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,224,582	1,534,708
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,224,581	1,536,408
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,224,581	1,536,408
To MFS Value Portfolio, MFS and MFS Related Entities#	1,224,581	1,536,408

+	MFS Capital Appreciation Portfolio was reorganized into the MFS Massachusetts Investors Growth Stock Portfolio, as of December 4, 2009. MFS Mid Cap Value Portfolio was reorganized into the MFS Value Portfolio, as of December 4, 2009. MFS Strategic Value Portfolio was reorganized into the MFS Value Portfolio, as of June 26, 2009.

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2010

*	Print name and title of each signing officer under his or her signature.